Filed with the Securities and Exchange Commission on October 28, 2011
                                       Securities Act of 1933 File No. 033-84762
                               Investment Company Act of 1940 File No. 811-08648
                               -------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   FORM N-1A

REGISTRATION  STATEMENT  UNDER  THE  SECURITIES  ACT  OF  1933               [X]


         Pre-Effective  Amendment  No.  __                                   [ ]
         Post-Effective  Amendment  No.  52                                  [X]

                                      and

REGISTRATION  STATEMENT  UNDER  THE  INVESTMENT  COMPANY ACT OF 1940         [X]

         Amendment  No.  55                                                  [X]


                        (Check Appropriate Box or Boxes)

                                 WT MUTUAL FUND
               (Exact Name of Registrant as Specified in Charter)

                 1100 North Market Street, Wilmington, DE 19890
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 254-3948

                                 John J. Kelley
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                    (Name and Address of Agent for Service)

                                   Copies to:

                            Joseph V. Del Raso, Esq.
                              Pepper Hamilton LLP
                             3000 Two Logan Square
                             Philadelphia, PA 19103

It  is  proposed  that this filing will become effective (check appropriate box)

         [ ]         immediately  upon  filing  pursuant  to  paragraph  (b)
         [X]         on  November 1,  2011  pursuant  to  paragraph  (b)
         [_]         60  days  after  filing  pursuant  to  paragraph  (a)(1)
         [_]         on  (date)  pursuant  to  paragraph  (a)(1)
         [_]         75  days  after  filing  pursuant  to  paragraph  (a)(2)
         [_]         on  (date)  pursuant  to  paragraph  (a)(2)  of  Rule  485.

If  appropriate,  check  the  following  box:

         [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                              [WILMINGTON FUNDS GRAPHIC OMITTED]



                       WILMINGTON PRIME MONEY MARKET FUND
                       INSTITUTIONAL SHARES     W SHARES      SERVICE SHARES
                               WPSXX             WPWXX             WPRXX

                       WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND
                       INSTITUTIONAL SHARES     W SHARES      SERVICE SHARES
                               WGOXX             WGWXX             WGSXX


                       WILMINGTON TAX-EXEMPT MONEY MARKET FUND
                       INSTITUTIONAL SHARES     W SHARES
                               WTSXX            WTEXX


                               OF WT MUTUAL FUND



                       PROSPECTUS DATED NOVEMBER 1, 2011



     This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


WILMINGTON PRIME MONEY MARKET FUND SUMMARY ..............................................1
WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND SUMMARY ....................................5
WILMINGTON TAX-EXEMPT MONEY MARKET FUND SUMMARY .........................................9
MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, STRATEGIES AND RISKS ..........13
    INVESTMENT OBJECTIVES ..............................................................13
    PRINCIPAL INVESTMENT STRATEGIES ....................................................13
    PRINCIPAL RISKS OF THE FUNDS .......................................................14
    DISCLOSURE OF PORTFOLIO HOLDINGS ...................................................15
MANAGEMENT OF THE FUNDS ................................................................16
    INVESTMENT ADVISER .................................................................16
    SERVICE PROVIDERS ..................................................................17
SHAREHOLDER INFORMATION ................................................................18
    PRICING OF SHARES ..................................................................18
    PURCHASE OF SHARES .................................................................18
    REDEMPTION OF SHARES ...............................................................19
    FREQUENT PURCHASES AND REDEMPTIONS .................................................21
    EXCHANGE OF SHARES .................................................................21
    DISTRIBUTIONS ......................................................................22
    TAXES ..............................................................................22
    DISTRIBUTION AND SERVICE ARRANGEMENTS ..............................................24
    DISTRIBUTION FEES ..................................................................24
    SHAREHOLDER SERVICE FEES ...........................................................24
    SHARE CLASSES ......................................................................24
    FINANCIAL HIGHLIGHTS ...............................................................25
FOR MORE INFORMATION ...................................................................33


                   WILMINGTON PRIME MONEY MARKET FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek high current income while preserving capital and liquidity.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.




ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)


                                              INSTITUTIONAL
                                                  SHARES              W SHARES          SERVICE SHARES
Management Fees                                   0.33%                 0.33%               0.33%
Distribution (12b-1) and/or Service Fees           None                 0.15%               0.25%
Other Expenses                                    0.11%                 0.11%               0.11%
Total Annual Fund Operating Expenses              0.44%                 0.59%               0.69%



EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:




                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
INSTITUTIONAL SHARES            $45       $141        $246         $555
W SHARES                        $60       $189        $329         $738
SERVICE SHARES                  $70       $221        $384         $859




INVESTMENTS, RISKS AND PERFORMANCE

PRINCIPAL INVESTMENT STRATEGIES

     The Fund strives to maintain a stable $1.00 share price and invests in high quality bank obligations, including U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, high quality commercial paper and U.S. Government obligations. To be considered high quality, a security generally must be rated in one of the two highest short-term rating categories or determined by the investment adviser to be of comparable quality. U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund may invest more than 25% of its total assets in high quality obligations of banks, finance companies and utilities. In selecting securities for the Fund, the investment adviser seeks current income, liquidity and safety of principal. The investment adviser may sell securities held by the Fund if the securities are downgraded to a lower ratings category. The Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

     The Fund will hold at least 10% of its total assets in "Daily Liquid Assets" and at least 30% of its total assets in "Weekly Liquid Assets." "Daily Liquid Assets" include cash (including demand deposits), direct obligations of the U.S. Government and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day. "Weekly Liquid Assets" include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within 5 business days.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is designed for investors with a low tolerance for risk; however, the Fund's performance could be adversely affected by:

         o CONCENTRATION RISK: Because the Fund may invest a significant portion of its assets in securities of companies in the banking industry, developments affecting the banking industry may have a disproportionate impact on the Fund. The profitability of banks depends largely on the availability and costs of funds, which can change depending on economic conditions.

         o CREDIT RISK: The risk that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Fund because it invests primarily in securities that are considered to be of high quality.

         o FOREIGN SECURITIES RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

         o GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U. S. Treasury or the U. S. Government.

         o INCOME RISK: The risk that the Fund's income will decline because of falling interest rates. Because the Fund's income is based on short-term interest rates--which can fluctuate significantly over short periods--income risk is expected to be high.

         o MANAGER RISK: The chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

         o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

         o PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate. Prepayment risk is more prevalent during times of falling interest rates.

         o RATING AGENCY RISK: Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality.

     An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund will be able to avoid a negative yield.

RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing:

         o        changes in the Fund's performance from year-to-year; and

         o the Fund's average annual returns for one year, five year and ten year periods.



     The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at wilmingtonfunds.com and/or by calling the Fund toll-free at (800) 336-9970.



     The annual returns in the bar chart are for the Fund's Institutional Shares. Returns for the Fund's other classes differ only to the extent that the classes do not have the same expenses.

ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS



[Graphic Omitted]


Calendar Year          Percent
-------------          -------
2001                   3.92%
-------------          -------
2002                   1.47%
-------------          -------
2003                   0.72%
-------------          -------
2004                   0.82%
-------------          -------
2005                   2.84%
-------------          -------
2006                   4.72%
-------------          -------
2007                   5.04%
-------------          -------
2008                   2.45%
------------           -------
2009                   0.25%
------------           -------
2010                   0.02%

     Calendar Year-to-Date Total Return as of September 30, 2011: 0.01%

     During the periods shown in the bar chart, the Fund's best quarter was up 1.35% (quarter ended March 31, 2001) and the Fund's worst quarter was 0.00% (quarter ended September 30, 2010).


AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2010)    1 YEAR    5 YEARS    10 YEARS
-----------------------------------------    ------    -------    --------
INSTITUTIONAL SHARES                         0.02%      2.47%      2.21%
W SHARES(1)                                  0.02%        N/A        N/A
SERVICE SHARES(2)                            0.02%      2.30%        N/A

(1) From inception of the Fund's W Shares on October 2, 2006, through December 31, 2010, the average annual total return was 2.00%.

(2) From inception of the Fund's Service Shares on April 2, 2001, through December 31, 2010, the average annual total return was 1.92%.



MANAGEMENT

INVESTMENT ADVISER/SUB-ADVISER

Rodney Square Management Corporation is the investment adviser for the Fund.

Wilmington Trust Investment Management, LLC is sub-adviser for the Fund.

PURCHASE AND SALE OF SHARES

-----------------------------------          --- ------          ----------
               PURCHASE MINIMUMS             INITIAL             SUBSEQUENT
-----------------------------------          ----------          ----------
               INSTITUTIONAL SHARES          $5,000,000          None
-----------------------------------          ----------          ----------
               W SHARES                      $   1,000           None
-----------------------------------          --- ------          ----------
               SERVICE SHARES                $   1,000           None
-----------------------------------          --- ------          ----------




     You may purchase and sell (redeem) your shares each day on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business. You may purchase and sell your shares through your financial intermediary or by mail (Wilmington Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9828, Providence, RI 02940) or telephone ((800) 336-9970).

TAX INFORMATION



     The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or your shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Your withdrawals from a retirement plan may be subject to federal income tax.



PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

     If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

              WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek high current income while preserving capital and liquidity.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.



ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)

                                             INSTITUTIONAL
                                                  SHARES              W SHARES          SERVICE SHARES
Management Fees                                   0.35%                 0.35%               0.35%
Distribution (12b-1) and/or Service Fees           None                 0.15%               0.25%
Other Expenses                                    0.10%                 0.10%               0.10%
Total Annual Fund Operating Expenses              0.45%                 0.60%               0.70%




EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:




                               1 YEAR    3 YEARS    5 YEARS   10 YEARS
INSTITUTIONAL SHARES            $46       $144        $252     $567
W SHARES                        $61       $192        $335     $750
SERVICE SHARES                  $72       $224        $390     $871




INVESTMENTS, RISKS AND PERFORMANCE

PRINCIPAL INVESTMENT STRATEGIES

     The Fund strives to maintain a stable $1.00 share price and invests at least 80% of its assets in U.S. Government obligations and repurchase agreements collateralized by such obligations. U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund may invest up to 20% of its total assets in high quality obligations in each of the following: banks, finance companies and utilities. To be considered high quality, a security generally must be rated in one of the two highest short-term rating categories or determined by the investment adviser to be of comparable quality. In selecting securities for the Fund, the investment adviser seeks current income, liquidity and safety of principal. The investment adviser may sell securities held by the Fund if the securities are downgraded to a lower ratings category. The Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

     The Fund will hold at least 10% of its total assets in "Daily Liquid Assets" and at least 30% of its total assets in "Weekly Liquid Assets." "Daily Liquid Assets" include cash (including demand deposits), direct obligations of the U.S. Government and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day. "Weekly Liquid Assets" include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within 5 business days.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is designed for investors with a low tolerance for risk; however, the Fund's performance could be adversely affected by:

         o CREDIT RISK: The risk that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Fund because it invests primarily in securities that are considered to be of high quality.

         o GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U. S. Treasury or the U. S. Government.

         o INCOME RISK: The risk that the Fund's income will decline because of falling interest rates. Because the Fund's income is based on short-term interest rates--which can fluctuate significantly over short periods--income risk is expected to be high.

         o MANAGER RISK: The chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

         o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

         o PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate. Prepayment risk is more prevalent during times of falling interest rates.

         o RATING AGENCY RISK: Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality.

     An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund will be able to avoid a negative yield.

RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing:

         o        changes in the Fund's performance from year-to-year; and

         o the Fund's average annual returns for one year, five year and ten year periods.



     The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at wilmingtonfunds.com and/or by calling the Fund toll-free at (800) 336-9970.

     The annual returns in the bar chart are for the Fund's Institutional Shares. Returns for the Fund's other classes differ only to the extent that the classes do not have the same expenses.

              ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS



[Graphic Omitted]


Calendar Year          Percent
-------------          -------
2001                   3.71%
-------------          -------
2002                   1.26%
-------------          -------
2003                   0.64%
-------------          -------
2004                   0.81%
-------------          -------
2005                   2.65%
-------------          -------
2006                   4.55%
-------------          -------
2007                   4.77%
-------------          -------
2008                   2.07%
-------------          -------
2009                   0.12%
-------------          -------
2010                   0.01%
-------------          -------


     Calendar Year-to-Date Total Return as of September 30, 2011: 0.01%

     During the periods shown in the bar chart, the Fund's best quarter was up 1.31% (quarter ended March 31, 2001) and the Fund's worst quarter was 0.00% (quarter ended September 30, 2010).

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 30, 2010) 1 YEAR 5 YEARS 10 YEARS
----------------------------------------- ------ ------- --------
INSTITUTIONAL SHARES                      0.01%  2.28%    2.04%
W SHARES(1)                               0.01%   N/A      N/A
SERVICE SHARES(2)                         0.01%  2.12%     N/A

(1) From inception of the Fund's W Shares on October 2, 2006, through December 31, 2010, the average annual total return was 1.82%.

(2) From inception of the Fund's Service Shares on April 2, 2001, through December 31, 2010, the average annual total return was 1.78%.



MANAGEMENT

INVESTMENT ADVISER/SUB-ADVISER

Rodney Square Management Corporation is the investment adviser for the Fund.

Wilmington Trust Investment Management, LLC is sub-adviser for the Fund.

PURCHASE AND SALE OF SHARES
----------------------------------- --- ------ ----------
               PURCHASE MINIMUMS    INITIAL    SUBSEQUENT
----------------------------------- ---------- ----------
               INSTITUTIONAL SHARES $5,000,000 None
----------------------------------- ---------- ----------
               W SHARES             $   1,000  None
----------------------------------- --- ------ ----------
               SERVICE SHARES       $   1,000  None
----------------------------------- --- ------ ----------



     You may purchase and sell (redeem) your shares each day on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business. You may purchase and sell your shares through your financial intermediary or by mail (Wilmington Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9828, Providence, RI 02940) or telephone ((800) 336-9970).

TAX INFORMATION



     The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or your shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Your withdrawals from a retirement plan may be subject to federal income tax.



PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

     If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

                WILMINGTON TAX-EXEMPT MONEY MARKET FUND SUMMARY

INVESTMENT OBJECTIVE

     The Fund's investment objective is to seek high current interest income exempt from federal income taxes while preserving principal.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.



ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the
value of your investment)                               INSTITUTIONAL
                                                           SHARES              W SHARES
Management Fees                                            0.37%                0.37%
Service Fees                                                None                0.15%
Other Expenses                                             0.18%                0.18%
Acquired Fund Fees and Expenses                            0.01%                0.01%
Total Annual Fund Operating Expenses                       0.56%                0.71%



EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                              1 YEAR    3 YEARS   5 YEARS    10 YEARS
INSTITUTIONAL SHARES           $57        $179     $313        $701
W SHARES                       $73        $227     $395        $883




INVESTMENTS, RISKS AND PERFORMANCE

PRINCIPAL INVESTMENT STRATEGIES

     The Fund strives to maintain a stable $1.00 share price and invests in high quality municipal obligations, high quality municipal bonds and other high quality instruments exempt from federal income tax. To be considered high quality, a security generally must be rated in one of the two highest short-term rating categories or determined by the investment adviser to be of comparable quality. The Fund may invest up to 20% of its total assets in high quality obligations in each of the following: banks, finance companies and utilities. In selecting securities for the Fund, the investment adviser seeks current income, liquidity and safety of principal. The investment adviser may sell securities held by the Fund if the securities are downgraded to a lower ratings category.

     The Fund has adopted a policy that, under normal circumstances, at least 80% of its annual income will be exempt from federal income tax and at least 80% of its annual income will not be a tax preference item for purposes of the federal alternative minimum tax. The Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

     The Fund will hold at least 30% of its total assets in "Weekly Liquid Assets." "Weekly Liquid Assets" include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within 5 business days.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is designed for investors with a low tolerance for risk; however, the Fund's performance could be adversely affected by:

         o CREDIT RISK: The risk that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Fund because it invests primarily in securities that are considered to be of high quality.

         o GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U. S. Treasury or the U. S. Government.

         o INCOME RISK: The risk that the Fund's income will decline because of falling interest rates. Because the Fund's income is based on short-term interest rates--which can fluctuate significantly over short periods--income risk is expected to be high.

         o MANAGER RISK: The chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.



         o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

         o MUNICIPAL SECURITIES RISK: The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. In addition, the ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.



         o PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate. Prepayment risk is more prevalent during times of falling interest rates.

         o RATING AGENCY RISK: Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality.

     An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund will be able to avoid a negative yield.

RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing:

         o        changes in the Fund's performance from year-to-year; and

         o the Fund's average annual returns for one year, five year and ten year periods.



     The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at wilmingtonfunds.com and/or by calling the Fund toll-free at (800) 336-9970.

     The annual returns in the bar chart are for the Fund's Institutional Shares. Returns for the Fund's W Shares differ only to the extent that W Shares do not have the same expenses.



              ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS



[Graphic Omitted]

Calendar Year          Percent
-------------          -------
2001                   2.30%
-------------          -------
2002                   0.90%
-------------          -------
2003                   0.49%
-------------          -------
2004                   0.58%
-------------          -------
2005                   1.82%
-------------          -------
2006                   2.91%
-------------          -------
2007                   3.15%
-------------          -------
2008                   1.48%
------------          --------
2009                   0.08%
------------          --------
2010                   0.01%
------------          --------

     Calendar Year-to-Date Total Return as of September 30, 2011: 0.01%

     During the periods shown in the bar chart, the Fund's best quarter was up 0.81% (quarter ended September 30, 2007) and the Fund's worst quarter was 0.00% (quarter ended December 31, 2010).

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2010)          1 YEAR    5 YEARS   10 YEARS
-----------------------------------------          ------    -------   --------
INSTITUTIONAL SHARES                               0.01%      1.51%     1.36%
W SHARES(1)                                        0.01%      1.41%       N/A

(1) From inception of the Fund's W Shares on April 2, 2001, through December 31, 2010, the average annual total return was 1.17% .



MANAGEMENT

INVESTMENT ADVISER/SUB-ADVISER

Rodney Square Management Corporation is the investment adviser for the Fund.

Wilmington Trust Investment Management, LLC is sub-adviser for the Fund.


PURCHASE AND SALE OF SHARES

-----------------------------------          --- ------          ----------
               PURCHASE MINIMUMS             INITIAL             SUBSEQUENT
-----------------------------------          ----------          ----------
               Institutional Shares          $5,000,000          None
-----------------------------------          ----------          ----------
               W Shares                      $   1,000           None
-----------------------------------          --- ------          ----------




     You may purchase and sell (redeem) your shares each day on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business. You may purchase and sell your shares through your financial intermediary or by mail (Wilmington Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9828, Providence, RI 02940) or telephone ((800) 336-9970).

TAX INFORMATION



     A majority of the distributions that you receive from the Fund are expected to be exempt from federal and state income taxes. However, a portion of the Fund's distributions may be subject to federal, state, and local income taxes. The Fund's distributions may be taxable as ordinary income or capital gain unless you are tax-exempt investor or your shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.



PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

     If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

INVESTMENT OBJECTIVES

     The Wilmington Prime Money Market Fund and the Wilmington U.S. Government Money Market Fund each seek a high level of current income consistent with the preservation of capital and liquidity. The Wilmington Tax-Exempt Money Market Fund seeks as high a level of interest income exempt from federal income tax as is consistent with preservation of principal. In pursuing these investment objectives and implementing their investment strategies, the Funds comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended ("1940 Act") ("Rule 2a-7").

     The investment objective for each Fund may not be changed without shareholder approval. Each Fund is a money market fund and intends to maintain a stable $1.00 share price, although this may not be possible under certain circumstances. There can be no guarantee that any Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The WILMINGTON PRIME MONEY MARKET FUND invests in:

         o        high quality U. S. dollar-denominated obligations of major U.
                  S. and foreign banks and their branches located outside of the United States, of U. S. branches of foreign banks, of foreign branches of foreign banks, of U. S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;

         o commercial paper rated, at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Ratings Services ("S&P[R]"), Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings ("Fitch"), and Egan-Jones Ratings Company ("Egan-Jones");

         o high quality corporate obligations having a remaining maturity of 397 calendar days or less;

         o U. S. Government obligations (as described below); [] high quality municipal securities; and

         o        repurchase agreements that are fully collateralized by U. S.
                  Government obligations.

The WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND invests at least 80% of its total assets in:

         o        U.S. Government obligations; and

         o        repurchase agreements that are fully collateralized by U.S.
                  Government obligations.

     U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, the Fund would not be able to assert a claim against the United States.

The WILMINGTON TAX-EXEMPT MONEY MARKET FUND invests in:

         o        high quality municipal obligations and municipal bonds;

         o        floating and variable rate obligations;

         o        participation interests;

         o        high quality tax-exempt commercial paper; and

         o        high quality short-term municipal notes.

     The Tax-Exempt Money Market Fund has adopted a policy that, under normal circumstances, at least 80% of its annual income will be exempt from federal income tax. Additionally, at least 80% of its annual income will not be a tax preference item for purposes of the federal alternative minimum tax.

     High quality securities include those securities that (1) are rated in one of the two highest short-term rating categories by two NRSROs (or by one NRSRO if only one NRSRO has issued a rating), or (2), if unrated, are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality. High-quality securities are further divided into "first tier" and "second tier" securities. First tier securities have received the highest short-term rating from at least two NRSROs (or one, if only one has rated the security). Securities issued by a registered investment company that is a money market fund and U.S. Government securities are also considered to be first tier securities. Second tier securities have received short-term ratings within the two highest categories from at least two NRSROs (or one, if only one has rated the security), but do not qualify as first tier securities.

     The Prime Money Market Fund may invest more than 25% of its total assets in high quality obligations of banks, finance companies and utilities. The Tax-Exempt Money Market Fund and the U.S. Government Money Market Fund may invest up to 20% of their total assets in high quality obligations in each of the following: banks, finance companies and utilities.

     The Funds will not: (i) invest more than 3% of their total assets in second-tier securities; (ii) invest more than 0.50% of their total assets in second-tier securities issued by any single issuer; and (iii) acquire second-tier securities with a remaining maturity of more than 45 days. In addition, each Fund's investments in illiquid securities are limited to 5% of the Fund's total assets. The Funds will limit their dollar-weighted average portfolio maturity to 60 days or less and their dollar-weighted average life (portfolio maturity measured without reference to any rate adjustments for adjustable rate securities) to 120 days or less.

     The Funds may, at times, hold a significant portion of their assets in cash. Some or all of the Funds' cash may, at the discretion of RSMC, be held in interest-bearing or non-interest-bearing demand deposit accounts ("DDAs") at the Funds' custodian, Wilmington Trust Company ("Wilmington Trust") or another depository institution insured by the Federal Deposit Insurance Corporation. Wilmington Trust is a Delaware-chartered bank and trust company and an affiliate of RSMC.

     Each Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in the Funds' Statement of Additional Information ("SAI"), available on the Funds' website at http://www.wilmingtonfunds.com.

PRINCIPAL RISKS OF THE FUNDS

     The following is a list of certain principal risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds' SAI:

         o        CONCENTRATION RISK (PRIME MONEY MARKET FUND): Because the
                  Fund may invest a significant portion of its assets in securities of companies in the banking industry, developments affecting the banking industry may have a disproportionate impact on the Fund. The profitability of banks depends largely on the availability and costs of funds, which can change depending on economic conditions.

         o CREDIT RISK (ALL FUNDS): The risk that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for a Fund because it invests primarily in securities that are considered to be of high quality.



         o FOREIGN SECURITIES RISK (PRIME MONEY MARKET FUND): The risk of losses due to political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund's investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.



         o GOVERNMENT OBLIGATIONS RISK (ALL FUNDS): The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U. S. Treasury or the U. S. Government.

         o INCOME RISK (ALL FUNDS): The risk that a Fund's income will decline because of falling interest rates. Because a Fund's income is based on short-term interest rates--which can fluctuate significantly over short periods--income risk is expected to be high.

         o MANAGER RISK (ALL FUNDS): The chance that poor security selection will cause a Fund to underperform relevant benchmarks or other funds with a similar investment objective.

         o MARKET RISK (ALL FUNDS): The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. There is no guarantee that a Fund will be able to avoid a negative yield.

                  The securities in a Fund's portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. Also, some municipal obligations may be backed by a letter of credit issued by a bank or other financial institution. Adverse developments affecting banks could have a negative effect on the value of a Fund's portfolio securities. This could cause the value of a Fund's shares to decrease to a price less than $1.00 per share.



                  In addition, the United States has experienced during the past few years significant disruption to its financial markets impacting the liquidity and volatility of securities generally, including securities in which the Funds may invest. During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between credit market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security. Despite the Funds' efforts to diversify their investments, a significant enough market disruption or drop in market prices of securities held by the Funds, especially at a time during which the Funds need to sell securities to meet shareholder redemption requests, could cause the value of the Funds' shares to decrease to a price less than $1.00 per share.

         o MUNICIPAL SECURITIES RISK (TAX-EXEMPT MONEY MARKET FUND): The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of municipal securities that may impact a tax- exempt fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of the tax- exempt fund's holdings would be affected, and the Trustees would reevaluate the tax-exempt fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U. S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the tax-exempt fund's municipal securities in the same manner.

                  In addition, the United States has experienced during the past few years significant disruption to its financial markets impacting the liquidity and volatility of municipal securities, including municipal securities in which the Tax-Exempt Fund may invest. Such disruptions to the financial markets may reduce the number of municipal obligations available for purchase by the Tax-Exempt Fund and could adversely affect the Tax-Exempt Fund's shareholders by subjecting the income from the Tax-Exempt Fund to tax. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Tax-Exempt Fund.



         o PREPAYMENT RISK (ALL FUNDS): The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate. Prepayment risk is more prevalent during times of falling interest rates.

         o RATING AGENCY RISK (ALL FUNDS): Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality.

DISCLOSURE OF PORTFOLIO HOLDINGS

     A description of the Funds' policies and procedures with respect to the disclosure of their portfolio securities is available in the Funds' SAI, which is available, free of charge, by calling (800) 336-9970 and on the Funds' website at www.wilmingtonfunds. com. Each Fund will post their schedule of investments each month at www.wilmingtonfunds.com. The SAI may also be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at www.sec.gov.

MANAGEMENT OF THE FUNDS

     The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER



     Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned indirect subsidiary of M&T Bank Corporation ("M&T"), which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3280 Peachtree Road, NE, 27th Floor, Atlanta, Georgia 30326, also a wholly owned indirect subsidiary of M&T and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. RSMC provides its services to investment companies. As of September 30, 2011, RSMC had approximately $5.5 billion in assets under management.

     For the fiscal year ended June 30, 2011, RSMC received the following advisory fees as a percentage of each Fund's average daily net assets:


         Prime Money Market Fund                    0.33%
         U.S. Government Money Market Fund          0.35%
         Tax-Exempt Money Market Fund               0.37%


     RSMC has voluntarily agreed to reduce its advisory fee and/or reimburse certain of each Fund's operating expenses, or certain "class-specific fees and expenses" to prevent the Fund's (or class thereof, as applicable) current annualized yield from being below 0.01% (1 basis point) annually. The fee waiver does not take into consideration acquired fund fees and expenses. Any such waiver or expense reimbursement may be discontinued at any time. Under this voluntary arrangement, RSMC may recover from the Fund, subject to approval by the Board of Trustees of WT Mutual Fund (the "Trustees"), amounts waived or reimbursed for a period of up to three (3) years from the year in which RSMC reduced its compensation and/or assumed expenses for the Fund.



     WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee.

     A discussion of the basis for the Board of Trustees approval of the investment advisory and sub-advisory agreements for each of the Funds is included in the semi-annual report to shareholders for the period ended December 31.

SERVICE PROVIDERS

The chart below provides information on the Funds' primary service providers.

Asset Management                                                         Shareholder Services
--------------------------------------------------------------------------------------------------------------------
 INVESTMENT ADVISER AND ADMINISTRATOR                                                  TRANSFER AGENT

     RODNEY SQUARE MANAGEMENT CORP.                                       BNY MELLON INVESTMENT SERVICING (U.S.)
          1100 NORTH MARKET STREET                                                          INC.
           WILMINGTON, DE 19890                                                        760 MOORE ROAD
                                                                                 KING OF PRUSSIA, PA 19406
Manages each Fund's investment activities
and oversees Fund administration and other                               Handles certain shareholder services,
service providers.                                                       including recordkeeping and statements,
                                                                         payment of distributions and processing
                                                                         of buy and sell requests.
--------------------------------------------------------------------------------------------------------------------
                                                   WT MUTUAL FUND

                                           Wilmington Prime Money Market Fund
                                      Wilmington U.S. Government Money Market Fund
                                       Wilmington Tax-Exempt Money Market Fund
--------------------------------------------------------------------------------------------------------------------
Fund Operations                                                      Fund Asset Safe Keeping
--------------------------------------------------------------------------------------------------------------------
            SUB-ADMINISTRATOR AND                                                       CUSTODIAN
                ACCOUNTING AGENT

  BNY MELLON INVESTMENT SERVICING (U.S.) INC.                                    WILMINGTON TRUST COMPANY
              301 BELLEVUE PARKWAY                                              1100 NORTH MARKET STREET
             WILMINGTON, DE 19809                                                WILMINGTON, DE 19890

Provides facilities, equipment and personnel to                      Holds each Fund's assets, settles all portfolio
carry out administrative services related to                         trades and collects income earned by the assets.
each Fund and calculates each Fund's NAV
and distributions.
--------------------------------------------------------------------------------------------------------------------
                                                   Distribution
--------------------------------------------------------------------------------------------------------------------
                                                  DISTRIBUTOR

                                          PROFESSIONAL FUNDS DISTRIBUTOR, LLC
                                                   760 MOORE ROAD
                                            KING OF PRUSSIA, PA 19406

                                              Distributes the Funds' Shares.

                            SHAREHOLDER INFORMATION

PRICING OF SHARES

     The price of each Fund's shares is based on the Fund's net asset value ("NAV"). Each Fund uses its best effort to maintain its $1.00 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.



     BNY Mellon Investment Servicing (U.S.) Inc. ("BNY Mellon"), the Funds' sub-administrator and accounting agent, determines the NAV per share of the Tax-Exempt Money Market Fund as of 12:00 Noon Eastern time on each "business day" (i.e., a day that the New York Stock Exchange (the "Exchange"), the Federal Reserve Bank of Philadelphia and the transfer agent are open for business). BNY Mellon determines the NAV per share of the Prime Money Market Fund and U.S. Government Money Market Fund as of 2:00 p.m. and 5:00 p.m. Eastern time on each business day. The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent.



PURCHASE OF SHARES

     Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares of each Fund is $5,000,000. This minimum initial investment amount has been waived for shareholders of the Funds on June 23, 2006, trustees, directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. The minimum initial investment in W Shares and Service Shares of each Fund is $1,000. The minimum investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustee/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.



     You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on a Fund's behalf. Consult your investment representative for specific information.

     NETWORKING AND SUB-TRANSFER AGENCY FEES: Each Fund may directly enter into agreements with financial intermediaries pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, RSMC or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, RSMC and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, RSMC or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

     In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide a Fund access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.



     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Money Market Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days from the purchase date). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:




         REGULAR MAIL:                                            OVERNIGHT MAIL:
         Wilmington Money Market Funds                            Wilmington Money Market Funds
         c/o BNY Mellon Investment Servicing (U.S.) Inc.          c/o BNY Mellon Investment Servicing (U.S.) Inc.
         P.O. Box 9828                                            4400 Computer Drive
         Providence, RI 02940                                     Westborough, MA 01581




     BY WIRE: You may purchase shares by wiring federal funds. Please call BNY Mellon at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: For the Tax-Exempt Money Market Fund orders placed and payments which are received in or converted into federal funds by 12:00 Noon Eastern time will be accepted at the price determined at 12:00 Noon Eastern time. Your shares will begin to accrue dividends on that business day. If your order is placed and payments are received in or converted into federal funds for your account after 12:00 Noon Eastern time your shares will begin to accrue dividends on the following business day.

     For both the Prime Money Market Fund and the U.S. Government Money Market Fund orders placed and payments which are received in or converted into federal funds by 2:00 p.m. Eastern time will be accepted at the price determined at 2:00 p.m. Eastern time. Orders placed and payments which are received or converted into federal funds after 2:00 p.m. and up to 5:00 p.m. will be accepted at the price determined at 5:00 p.m. In each case, shares purchased on or before 5:00 p.m. will receive the dividend declared on that business day. If your order is placed and payments are received in or converted into federal funds after 5:00 p.m. your shares will begin to accrue dividends on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

     It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

REDEMPTION OF SHARES

     You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions. Transmission of wires for redemption proceeds and eligibility with respect to dividends declared on the day of redemption are as follows (all times are Eastern time):

WILMINGTON TAX-EXEMPT MONEY MARKET FUND

                                                                 RECEIPT OF REDEMPTION
                                                                    REQUEST BY FUND
                                                             -----------------------------
                                                             ON OR BEFORE     AFTER
                                                             12:00 NOON   12:00 NOON
                                                             ------------ ----------------
On What Day Will My Redemption Proceeds Normally Be              Same         Next
  Wired to My Account?                                       Business Day Business Day

Will I Be Eligible to Receive the Day's Dividend?                 No           Yes

WILMINGTON PRIME MONEY MARKET FUND AND WILMINGTON
U.S. GOVERNMENT MONEY MARKET FUND

                                                               RECEIPT OF REDEMPTION REQUEST BY FUND
                                                           --------------------------------------------------
                                                           ON OR BEFORE AFTER 2:00 P.M. AND     AFTER
                                                            2:00 P.M.    UP TO 5:00 P.M.     5:00 P.M.
                                                           ------------ ------------------- -----------------
On What Day Will My Redemption Proceeds                        Same            Next             Next
Normally Be Wired to My Account?                           Business Day    Business Day     Business Day

Will I Be Eligible to Receive the Day's Dividend?               No              No               Yes

     If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

     BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied with a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program
(MSP). Signature guarantees that are not part of these programs will not be accepted.

     Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:




         REGULAR MAIL:                                            OVERNIGHT MAIL:
         Wilmington Money Market Funds                            Wilmington Money Market Funds
         c/o BNY Mellon Investment Servicing (U.S.) Inc.          c/o BNY Mellon Investment Servicing (U.S.) Inc.
         P.O. Box 9828                                            4400 Computer Drive
         Providence, RI 02940                                     Westborough, MA 01581




     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are risks. The Funds have implemented certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

     BY CHECK: You may use the checkwriting option to redeem Fund shares by drawing a check for $500 or more against a Fund account. When the check is presented for payment, a sufficient number of shares will be redeemed from your account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Fund shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the checkwriting procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "nonsufficient funds" and other returned checks. These charges will be paid by automatically redeeming an appropriate number of Fund shares. Each Fund and the transfer agent reserve the right to terminate or alter the checkwriting service at any time. The transfer agent also reserves the right to impose a service charge in connection with the checkwriting service. If you are interested in the checkwriting service, contact the transfer agent for further information. This service is generally not available for clients of Wilmington Trust through their trust or corporate cash management accounts, since it is already provided for these customers through Wilmington Trust. The service may also not be available for financial intermediary clients who are provided a similar service by those organizations.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days when the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well.

     Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

     In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.

     If the shares to be redeemed represent a recent investment made by a check, each Fund reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days from the purchase date). The Fund reserves the right to redeem in-kind.

     SMALL ACCOUNTS: For Institutional Shares, if the value of your Fund account falls below $2,500,000, the Fund may ask you to increase your balance. If after 60 days the account value is still below $2,500,000, your account may be closed and the proceeds sent to you. For W Shares and Service Shares, if the value of your Fund account falls below $500, the Fund may ask you to increase your balance. If after 60 days the account value is still below $500, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below the applicable minimum amount solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for trustees, directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

FREQUENT PURCHASES AND REDEMPTIONS

     Money market funds, such as the Funds, generally are used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although the Trust discourages excessive trading and other abusive trading practices, it has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of the Funds' shares. The Trust also believes that money market funds, such as the Funds, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the Funds' shares could increase the Funds' transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the Funds, which could detract from their performance. Accordingly, the Funds reserve the right to refuse any purchase or exchange request. Other Wilmington Funds that are not money market mutual funds have adopted policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds which may apply to exchanges from or into the Funds. If you plan to exchange your Fund shares for shares of another Wilmington Fund, please read the prospectus of that other fund for more information. Prospectuses for the other Wilmington Funds may be obtained, free of charge, on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.

EXCHANGE OF SHARES

     You may exchange all or a portion of your Institutional Shares in a Fund for Institutional Shares of the following funds ("Wilmington Funds"):

         Wilmington Aggressive Asset Allocation Fund
         Wilmington Conservative Asset Allocation Fund
         Wilmington Prime Money Market Fund
         Wilmington U.S. Government Money Market Fund
         Wilmington Tax-Exempt Money Market Fund
         Wilmington Short/Intermediate-Term Bond Fund
         Wilmington Broad Market Bond Fund
         Wilmington Municipal Bond Fund
         Wilmington Large-Cap Strategy Fund
         Wilmington Small-Cap Strategy Fund
         Wilmington Multi-Manager International Fund
         Wilmington Multi-Manager Real Asset Fund

You may exchange all or a portion of your W Shares in a Fund for W Shares of the following funds:

Wilmington Prime Money Market Fund
Wilmington U.S. Government Money Market Fund
Wilmington Tax-Exempt Money Market Fund

You may exchange all or a portion of your Service Shares in a Fund for Service Shares of the following funds:

Wilmington Prime Money Market Fund
Wilmington U.S. Government Money Market Fund

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax consequences of exchanging your shares in a Fund for shares of a different Fund.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account.

     Prospectuses of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at http://www.wilmingtonfunds. com or by calling
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

DISTRIBUTIONS

     Distributions from the net investment income of each Fund are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Fund will be distributed annually.

     All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES



     The tax information in this Prospectus is provided for general information only and should not be considered as tax advice or relied upon by a shareholder or prospective investor.

     GENERAL. The Funds intend to qualify annually to be treated as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "IRC"). As such, the Funds will not be subject to federal income taxes on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions of the IRC. If for any taxable year a Fund fails to qualify as a regulated investment company (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to a tax on a graduated basis with a maximum tax rate of 35% (for taxable years beginning prior to January 1, 2013); and (2) all distributions from earnings and profits (as determined under federal income tax principles) will be taxable as dividend income that may be eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporate shareholders.

     DISTRIBUTIONS. The Funds will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Funds have held their assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions are taxable whether you reinvest such distributions in additional shares of a Fund or choose to receive cash.

     The Tax-Exempt Money Market Fund intends to meet all IRS requirements necessary to ensure that they are qualified to pay "exempt-interest dividends," which, generally, means that the Tax-Exempt Money Market Fund may pass on to its shareholders the federal tax-exempt interest received from tax-exempt securities. The amount that the Tax-Exempt Money Market Fund may elect to treat as exempt interest dividends is, in general terms, limited to the amount of tax-exempt interest it earns on municipal securities less interest and certain other expenses. Exempt interest dividends may be taken into account in computing social security and railroad retirement benefits. The Tax-Exempt Money Market Fund may invest a portion of its assets in taxable obligations and may make distributions that may be taxed as ordinary income. Income exempt from federal tax may be subject to state and local tax. Taxable distributions may be subject to federal income tax whether you reinvest your dividends in additional shares of a Fund or choose to receive cash.

     The Tax-Exempt Money Market Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds and private activity bonds or are "related persons" to such users. Such users are urged and advised to consult their tax advisors before investing in the Tax-Exempt Money Market Fund.

     ORDINARY INCOME. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2013 and designated by a Fund as "qualified dividend income" are eligible for the long-term capital gains rate of 15% (0% for individuals in lower tax brackets). Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

     NET CAPITAL GAINS. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. For tax years beginning before January 1, 2013, the maximum individual tax rate on net long-term capital gains is 15%.

     SALE OR EXCHANGE OF SHARES. With respect to each Fund, you will not recognize any gain or loss on the sale (redemption) or exchanges of its shares so long as it maintains a stable price of $1.00 a share. In all other events, it is a taxable event for you if you sell shares of a Fund or exchange shares of a Fund for shares of another Fund. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you held the shares of the Fund as a capital asset. The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund. Sales of shares of a Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss. Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

     MEDICARE CONTRIBUTION TAX. Under current law, beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains. If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).



     BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.



     STATE AND LOCAL INCOME TAXES. Income exempt from federal income tax may be subject to state and local income tax. This Prospectus does not discuss the state and local tax consequences of an investment in the Funds. You are urged and advised to consult your own tax advisor concerning state and local taxes, which may have additional different consequences from those of the federal income tax law.

     NON-U.S. SHAREHOLDERS. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in a Fund. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in a Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign country tax consequences of an investment in a Fund.

     STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You may also receive written notices of certain foreign taxes and distributions paid by a Fund during the prior taxable year.



     This section is only a summary of some important U.S. federal income tax considerations that may affect your investment in a Fund. More information regarding these considerations appears in the Funds' SAI. You are urged and advised to consult your own tax advisor regarding the effects of an investment in a Fund on your tax situation.

DISTRIBUTION AND SERVICE ARRANGEMENTS

     Professional Funds Distributor, LLC (the "Distributor") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

DISTRIBUTION FEES

     The Service Shares of the Funds have a distribution plan under Rule 12b-1 that allows the Funds to pay a fee to the Distributor for the sale and distribution of Service Shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. While the distribution plan provides for a maximum distribution fee of 0.25% of each Fund's average daily net assets, the Trustees have authorized payments of up to 0.10% of each Fund's daily net assets.

SHAREHOLDER SERVICE FEES

     The Board of Trustees has adopted a shareholder service plan authorizing each Fund to pay service providers an annual fee not exceeding 0.25% of a Fund's average daily net assets of the W Shares and Service Shares to compensate service providers who maintain a service relationship. Service activities provided under this plan include: (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders. While the Shareholder Service Plan provides for payments of up to 0.25% per annum of the average net assets of each Fund's W Shares and Service Shares, the Board of Trustees has authorized annual payments of up to 0.15% of the average daily net assets of each Fund's W Shares and Service Shares.

SHARE CLASSES

     The Funds issue Institutional and W Shares. The Prime Money Market Fund and the U.S. Government Money Market Fund also issue Service Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Service Shares are offered to investors who use a financial intermediary to process transactions and pay a Rule 12b-1 distribution fee and a shareholder service fee. Any investor may purchase W Shares which are subject to a shareholder service fee.

FINANCIAL HIGHLIGHTS



     The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Institutional Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the 2011 Annual Report, which is available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.

PRIME MONEY MARKET FUND -- INSTITUTIONAL SHARES
----------------------------------------------------------- --- --------------------- -------- ---------
                                                         FOR THE YEARS ENDED JUNE 30,
                                      ---------- ------------------------------------ -------- ---------
                                       2011        2010          2009                   2008     2007
                                      ---------- ---------- ------------------------- -------- ---------
      NET ASSET VALUE -- BEGINNING
         OF YEAR                      $ 1.00     $ 1.00     $   1.00                  $ 1.00   $ 1.00
                                      ---------- ---------- --- --------------------- -------- ---------
      INVESTMENT OPERATIONS:
         Net investment income            --(1)      --(1)      0.01                    0.04     0.05
                                      ---------- ---------- --- --------------------- -------- ---------
      DISTRIBUTIONS:
         From net investment income       --(1)      --(1)     (0.01)                  (0.04)   (0.05)
         From net realized gains          --(1)      --          --                       --       --
                                      ---------- ---------- --- --------------------- -------- ---------
      NET ASSET VALUE -- END OF YEAR  $ 1.00     $ 1.00     $   1.00                  $ 1.00   $ 1.00
                                      ---------- ---------- --- --------------------- -------- ---------
      TOTAL RETURN                      0.02%      0.01%        1.14%                   4.08%    5.05%
      RATIOS (TO AVERAGE NET ASSETS)/
         SUPPLEMENTAL DATA:
         Expenses:
           Including expense
             limitations                0.28%      0.36%        0.43%                   0.40%    0.41%
           Excluding expense
             limitations                0.44%      0.43%        0.43%                   0.40%    0.41%
         Net investment income          0.01%      0.01%        0.66%                   4.24%    4.94%
      Net assets at the end of year
         (000 omitted)                 $43,554    $37,435    $132,721                  $24,591  $24,400

(1)      Less than $0.01 per share

PRIME MONEY MARKET FUND -- W SHARES
-------------------------------------------------- --- ------- --- ------------ --- ------ ------- ----------
                                                                                            FOR THE PERIOD
                                                                                           OCTOBER 2, 2006(1)
                                                                                               THROUGH
                                                   FOR THE YEARS ENDED JUNE 30,                JUNE 30,
                                       --- ------- ---------------------------- --- ------
                                         2011       2010        2009             2008            2007
                                       ----------- ----------- ---------------- ---------- ------------------
      NET ASSET VALUE -- BEGINNING
         OF PERIOD                      $  1.00     $  1.00     $  1.00          $  1.00         $  1.00
                                       --- ------- --- ------- --- ------------ --- ------ ------- ----------
      INVESTMENT OPERATIONS:
         Net investment income               --(2)       --(2)     0.01             0.04            0.04
                                       --- ------- --- ------- --- ------------ --- ------ ------- ----------
      DISTRIBUTIONS:
         From net investment income          --(2)       --(2)     (0.01)           (0.04)         (0.04)
        From net realized gains              --(2)       --          --               --              --
                                       --- ------- --- ------- --- ------------ --- ------ ------- ----------
      NET ASSET VALUE -- END OF PERIOD  $  1.00     $  1.00     $  1.00          $  1.00        $  1.00
                                       --- ------- --- ------- --- ------------ --- ------ ------- ----------
      TOTAL RETURN                         0.02%       0.01%       0.99%             3.92%          3.63%**
      RATIOS (TO AVERAGE NET ASSETS)/
         SUPPLEMENTAL DATA:
         Expenses:
         Including expense
           limitations                     0.29%       0.34%       0.58%             0.55%          0.56%*
         Excluding expense
           limitations                     0.59%       0.58%       0.58%             0.55%          0.56%*
         Net investment income             0.01%       0.01%       1.01%             3.72%          4.80%*
      Net assets at the end of period
         (000 omitted)                 $1,012,508  $1,313,361  $1,586,430       $2,046,730     $1,403,380



*        Annualized
**       Not annualized
(1)      Commencement of operations
(2)      Less than $0.01 per share

PRIME MONEY MARKET FUND -- SERVICE SHARES
------------------------------------------------ --- ------- --- -------------------- --- ------ --- ------
                                                         FOR THE YEARS ENDED JUNE 30,
                                      ---------- --- -------------------------------- --- ------ --- ------
                                      2011         2010        2009                    2008       2007
                                      ---------- ----------- ------------------------ ---------- ----------
      NET ASSET VALUE -- BEGINNING
         OF YEAR                      $ 1.00      $  1.00     $  1.00                  $  1.00    $  1.00
                                      ---------- --- ------- --- -------------------- --- ------ --- ------
      INVESTMENT OPERATIONS:
         Net investment income             --(1)       --(1)     0.01                     0.04       0.05
                                      ---------- --- ------- --- -------------------- --- ------ --- ------
      DISTRIBUTIONS:
         From net investment income        --(1)       --(1)     (0.01)                   (0.04)     (0.05)
         From net realized gains           --(1)       --          --                       --         --
                                      ---------- --- ------- --- -------------------- --- ------ --- ------
      NET ASSET VALUE -- END OF YEAR  $ 1.00      $  1.00     $  1.00                  $  1.00    $  1.00
                                      ---------- --- ------- --- -------------------- --- ------ --- ------
      TOTAL RETURN                       0.02%       0.01%       0.90%                    3.82%      4.79%
      RATIOS (TO AVERAGE NET ASSETS)/
         SUPPLEMENTAL DATA:1
      Expenses:
        Including expense
             limitations                 0.29%       0.34%       0.67%                    0.65%      0.67%
        Excluding expense
             limitations                 0.69%       0.68%       0.68%                    0.65%      0.67%
        Net investment income            0.01%       0.01%       0.98%                    3.72%      4.68%
      Net assets at the end of year
         (000 omitted)                $822,597   $1,121,259  $1,242,322               $1,898,587 $1,692,102



(1) Less than $0.01 per share

U.S. GOVERNMENT MONEY MARKET FUND -- INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------- -------- ---------
                                                          FOR THE YEARS ENDED JUNE 30,
                                      ----------- ------------------------------------ -------- ---------
                                       2011       2010        2009                     2008     2007
                                      ----------- ---------- ------------------------- -------- ---------
      NET ASSET VALUE -- BEGINNING
         OF YEAR                      $ 1.00      $ 1.00     $   1.00                    $ 1.00   $ 1.00
                                      ----------- ---------- ------------------------- -------- ---------
      INVESTMENT OPERATIONS:
         Net investment income              --(1)      --(1)     0.01                      0.04     0.05
                                      ----------- ---------- ------------------------- -------- ---------
      DISTRIBUTIONS:
        From net investment income          --(1)      --(1)    (0.01)                    (0.04)   (0.05)
        From net realized gains             --(1)      --          --                       --       --
                                      ----------- ---------- ------------------------- -------- ---------
      NET ASSET VALUE -- END OF YEAR  $ 1.00      $ 1.00       $ 1.00                   $  1.00   $ 1.00
                                      ----------- ---------- ------------------------- -------- ---------
      TOTAL RETURN                        0.01%     0.01%        0.88%                     3.61%    4.92%
      RATIOS (TO AVERAGE NET ASSETS)/
         SUPPLEMENTAL DATA:
      Expenses:
        Including expense
             limitations                  0.18%     0.24%       0.42%                      0.47%    0.49%
        Excluding expense
             limitations                  0.45%     0.46%       0.44%                      0.47%    0.49%
      Net investment income               0.01%     0.01%       0.79%                      3.12%    4.79%
      Net assets at the end of year
         (000 omitted)                  $90,838    $84,967    $429,272                   $126,574   $ 333

(1) Less than $0.01 per share

U.S. GOVERNMENT MONEY MARKET FUND -- W SHARES
------------------------------------------------------ ------- --- ------------ -------- ------ -----------
                                                                                          FOR THE PERIOD
                                                                                         OCTOBER 2, 2006(1)
                                                                                             THROUGH
                                                   FOR THE YEARS ENDED JUNE 30,              JUNE 30,
                                       --- ------- ---------------------------- --------
                                        2011        2010        2009             2008          2007
                                       ----------- ----------- ---------------- -------- ------------------
      NET ASSET VALUE -- BEGINNING
         OF PERIOD                     $   1.00    $   1.00    $   1.00         $ 1.00        $  1.00
                                       --- ------- --- ------- --- ------------ -------- ------ -----------
      INVESTMENT OPERATIONS:
        Net investment income                --(2)       --(2)     0.01           0.03           0.03
                                       --- ------- --- ------- --- ------------ -------- ------ -----------
      DISTRIBUTIONS:
        From net investment income           --(2)       --(2)    (0.01)         (0.03)         (0.03)
        From net realized gains              --(2)       --          --               --            --
                                       --- ------- --- ------- --- ------------ -------- ------ -----------
      NET ASSET VALUE -- END OF PERIOD $   1.00    $   1.00    $   1.00         $ 1.00        $ 1.00
                                       --- ------- --- ------- --- ------------ -------- ------ -----------
      TOTAL RETURN                         0.01%       0.01%       0.76%          3.46%         3.53%**
      RATIOS (TO AVERAGE NET ASSETS)/
         SUPPLEMENTAL DATA:
      Expenses:
        Including expense
             limitations                   0.18%       0.24%       0.54%           0.62%         0.65%*
        Excluding expense
             limitations                   0.60%       0.61%       0.59%           0.62%         0.65%*
      Net investment income                0.01%       0.01%       0.56%           3.26%         4.68%*
      Net assets at the end of period
        (000 omitted)                   $912,604    $723,255   $1,212,298       $448,047       $224,341



*        Annualized
**       Not annualized
(1)      Commencement of operations.
(2)      Less than $0.01 per share

U.S. GOVERNMENT MONEY MARKET FUND -- SERVICE SHARES
------------------------------------------------------------- --- -------------------- --- ------ --- ------
                                                          FOR THE YEARS ENDED JUNE 30,
                                      --- ------- --- -------------------------------- --- ------ --- ------
                                       2011       2010         2009                     2008      2007
                                      ----------- ----------- ------------------------ ---------- ----------
      NET ASSET VALUE -- BEGINNING
         OF YEAR                      $   1.00    $   1.00    $   1.00                  $  1.00   $   1.00
                                      --- ------- --- ------- --- -------------------- --- ------ --- ------
      INVESTMENT OPERATIONS:
         Net investment income              --(1)       --(1)     0.01                     0.03       0.05
                                      --- ------- --- ------- --- -------------------- --- ------ --- ------
      DISTRIBUTIONS:
        From net investment income          --(1)       --(1)     (0.01)                   (0.03)     (0.05)
        From net realized gain              --(1)      --           --                       --         --
                                      --- ------- --- ------- --- -------------------- --- ------ --- ------
      NET ASSET VALUE -- END OF YEAR  $   1.00    $   1.00    $   1.00                  $  1.00   $   1.00
                                      --- ------- --- ------- --- -------------------- --- ------ --- ------
      TOTAL RETURN                        0.01%       0.01%       0.69%                    3.36%      4.66%
      RATIOS (TO AVERAGE NET ASSETS)/
         SUPPLEMENTAL DATA:
      Expenses:
        Including expense
          limitations                     0.18%       0.24%       0.62%                    0.72%      0.75%
        Excluding expense
          limitations                     0.70%       0.71%       0.69%                    0.72%      0.75%
      Net investment income               0.01%       0.01%       0.72%                    3.26%      4.56%
      Net assets at the end of year
        (000 omitted)                  $866,067    $885,038    $794,977                $1,108,117  $616,113



(1)      Less than $0.01 per share

TAX-EXEMPT MONEY MARKET FUND -- INSTITUTIONAL SHARES
------------------------------------------------------------- --- -------------------- --------- ---------
                                                          FOR THE YEARS ENDED JUNE 30,
                                      --- ------- --- -------------------------------- --------- ---------
                                       2011       2010        2009                     2008      2007
                                      ----------- ----------- ------------------------ --------- ---------
      NET ASSET VALUE -- BEGINNING
         OF YEAR                      $   1.00    $   1.00    $    1.00                $ 1.00    $ 1.00
                                      --- ------- --- ------- --- -------------------- --------- ---------
      INVESTMENT OPERATIONS:
         Net investment income              --(1)       --(1)      0.01                    0.02      0.03
                                      --- ------- --- ------- --- -------------------- --------- ---------
      DISTRIBUTIONS:
        From net investment income          --(1)       --(1)     (0.01)                  (0.02)    (0.03)
                                      --- ------- --- ------- --- -------------------- --------- ---------
      NET ASSET VALUE -- END OF YEAR  $   1.00    $   1.00    $    1.00                $ 1.00    $ 1.00
                                      --- ------- --- ------- --- -------------------- --------- ---------
      TOTAL RETURN                        0.01%       0.01%        0.75%                   2.36%     3.14%
      RATIOS (TO AVERAGE NET ASSETS)/
         SUPPLEMENTAL DATA:1
      Expenses:
        Including expense
             limitations                  0.26%       0.32%        0.53%                   0.51%     0.52%
        Excluding expense
          limitations                     0.55%       0.54%        0.54%                   0.51%     0.52%
      Net investment income               0.01%       0.01%        0.61%                   1.86%     3.06%
      Net assets at the end of year
         (000 omitted)                     $614       $ 234       $ 1,696                 $1,493     $ 793

(1)      Less than $0.01 per share

TAX-EXEMPT MONEY MARKET FUND -- W SHARES(2)
------------------------------------------------- ---------- --- --------------------- -------- --------
                                                          FOR THE YEARS ENDED JUNE 30,
                                      --- ------- ------------------------------------ -------- --------
                                      2011        2010       2009                      2008     2007
                                      ----------- ---------- ------------------------- -------- --------
      NET ASSET VALUE -- BEGINNING
         OF YEAR                      $   1.00    $ 1.00     $   1.00                  $ 1.00   $ 1.00
                                      --- ------- ---------- --- --------------------- -------- --------
      INVESTMENT OPERATIONS:
         Net investment income              --(1)      --(1)     0.01                    0.02     0.03
                                      --- ------- ---------- --- --------------------- -------- --------
      DISTRIBUTIONS:
        From net investment income          --(1)      --(1)     (0.01)                 (0.02)   (0.03)
                                      --- ------- ---------- --- --------------------- -------- --------
      NET ASSET VALUE -- END OF YEAR  $   1.00    $ 1.00     $   1.00                  $ 1.00   $ 1.00
                                      --- ------- ---------- --- --------------------- -------- --------
      TOTAL RETURN                        0.01%      0.01%       0.62%                   2.21%    2.96%
      RATIOS (TO AVERAGE NET ASSETS)/
         SUPPLEMENTAL DATA:
      Expenses:
        Including expense
          limitations                     0.26%      0.32%       0.66%                   0.66%    0.69%
        Excluding expense
          limitations                     0.71%      0.69%       0.68%                   0.66%    0.69%
      Net investment income               0.01%      0.01%       0.64%                   2.12%    2.92%
      Net assets at the end of year
         (000 omitted)                $257,464    $293,274   $373,430                  $492,379 $403,631

(1)      Less than $0.01 per share.

(2) Formerly Service Shares. Service Shares were redesignated as W Shares effective September 12, 2006.

                              FOR MORE INFORMATION

             FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS,
            THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on each Fund's portfolio holdings and operating results, for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The Funds' SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the Funds' SAI is incorporated into this prospectus by this reference.

         Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:



         WT Mutual Fund
         c/o BNY Mellon Investment Servicing (U.S.) Inc.
         4400 Computer Drive
         Westborough, MA 01581
         (800) 336-9970
         9:00 a.m. to 5:00 p.m. Eastern time



     The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at http://www.wilmingtonfunds. com. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec. gov or, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-1520. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL
(800) 336-9970.

            The investment company registration number is 811-08648.

TRUSTEES                       OFFICERS

Nicholas A. Giordano           John J. Kelley
Chairman of the Board          President & Chief Executive Officer

                               John C. McDonnell
Robert H. Arnold               Vice President, Chief Financial Officer & Treasurer

Dr. Eric Brucker               Edward W. Diffin Jr.
                               Vice President & Secretary

Robert J. Christian            Anna M. Bencrowsky
                               Vice President, Chief Compliance Officer &
                               Anti-Money Laundering Officer

                               Joseph M. Fahey Jr.
                               Vice President

                               Clayton M. Albright
                               Vice President



CUSTODIAN
Wilmington Trust Company
1100 North Market Street, Wilmington, DE 19890

INVESTMENT ADVISER AND ADMINISTRATOR
Rodney Square Management Corporation
1100 North Market Street, Wilmington, DE 19890



SUB-ADMINISTRATOR, TRANSFER AGENT, AND ACCOUNTING AGENT
BNY Mellon Investment Servicing (U.S.) Inc.
4400 Computer Drive
Westborough, MA 01581


[WILMINGTON FUNDS GRAPHIC OMITTED]                               MONEY_PRO_11/11

                                              [WILMINGTON FUNDS GRAPHIC OMITTED]

                                    WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND
                                    INSTITUTIONAL SHARES            A SHARES
                                        WSIIX                         WSIBX


                                    WILMINGTON BROAD MARKET BOND FUND
                                    INSTITUTIONAL SHARES            A SHARES
                                        WBRIX                         WBRBX


                                    WILMINGTON MUNICIPAL BOND FUND
                                    INSTITUTIONAL SHARES            A SHARES
                                        WTAIX                         WTABX



                               OF WT MUTUAL FUND



                       PROSPECTUS DATED NOVEMBER 1, 2011



     This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND SUMMARY ....................................1
WILMINGTON BROAD MARKET BOND FUND SUMMARY ...............................................6
WILMINGTON MUNICIPAL BOND FUND SUMMARY .................................................11
MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, STRATEGIES AND RISKS ..........16
    INVESTMENT OBJECTIVE ...............................................................16
    PRINCIPAL INVESTMENT STRATEGIES ....................................................16
    FUND COMPOSITION ...................................................................16
    PRINCIPAL RISKS OF THE FUNDS .......................................................17
MANAGEMENT OF THE FUNDS ................................................................19
    INVESTMENT ADVISER .................................................................20
    FUND MANAGERS ......................................................................20
    SERVICE PROVIDERS ..................................................................21
SHAREHOLDER INFORMATION ................................................................22
    PRICING OF SHARES ..................................................................22
    SHARE CLASSES ......................................................................22
    PURCHASE OF SHARES .................................................................22
    SALES CHARGE REDUCTIONS AND WAIVERS ................................................23
    REDEMPTION OF SHARES ...............................................................24
    EXCHANGE OF SHARES .................................................................26
    DISTRIBUTIONS ......................................................................27
    TAXES ..............................................................................27
    DISTRIBUTION ARRANGEMENTS ..........................................................29
    ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES ................................29
    FINANCIAL HIGHLIGHTS ...............................................................30
FOR MORE INFORMATION ...................................................................36

              WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek a high total return, consistent with high current income.

FEES AND EXPENSES OF THE FUND



The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in A Shares of the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the section "Purchase of Shares" on page 22 of the Fund's Prospectus.

SHAREHOLDER FEES
(fees paid directly from your investment):                         INSTITUTIONAL SHARES          A SHARES
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)                                               None                    2.00%
Redemption Fee (as a percentage of amount redeemed within
  60 days of purchase)                                                    1.00%                    1.00%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the
value of your investment):                                         INSTITUTIONAL SHARES          A SHARES
Management Fees                                                           0.35%                    0.35%
Distribution (12b-1) and/or Service Fees                                   None                    0.25%
Other Expenses                                                            0.26%                    0.26%
TOTAL ANNUAL FUND OPERATING EXPENSES                                      0.61%                    0.86%



EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
INSTITUTIONAL SHARES            $62     $195      $340        $762
A SHARES                       $286     $469      $667      $1,240




PORTFOLIO TURNOVER



     The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes if Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

PRINCIPAL INVESTMENT STRATEGIES

     The Fund invests at least 85% of its total assets in various types of investment grade fixed income securities. Investment grade fixed income securities include securities rated in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or if unrated, determined by the investment adviser to be of comparable quality. The Fund may invest up to 15% of its assets in high yield bonds (also known as junk bonds) and preferred stocks, and up to 10% of its assets in investment grade fixed income securities of foreign issuers. As a fundamental policy, the Fund will maintain a short-to-intermediate (2 1 / 2to 4 years) average dollar-weighted duration.

     As part of its principal investment strategy, the Fund may invest in bank obligations; corporate bonds, notes and commercial paper; high yield bonds; mortgage-backed securities; municipal securities; obligations issued by supranational agencies; preferred stock; and U.S. government obligations. The mortgage-backed securities in which the Fund will invest as part of its principal investment strategy are issued or guaranteed by the U.S. Government, U.S. Government agencies, such as the Government National Mortgage Association ("Ginnie Mae") or by U.S. Government-sponsored enterprises, such as the Federal National Mortgage Association ("Fannie Mae") or the Federal Home Loan Mortgage Corporation ("Freddie Mac"). As part of the Fund's non-principal investment strategy the Fund may invest in mortgage-backed securities issued by non-governmental entities and other asset-backed securities.

     The investment adviser may purchase securities based upon their yield (the income earned by the security) or their potential capital appreciation (the potential increase in the security's value) or both. The investment adviser may sell securities in anticipation of market declines, credit downgrades or to purchase other fixed income securities that the investment adviser believes will perform better.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day-to-day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by Federal Deposit Insurance Corporation or any other governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to the principal risks described below.

         o CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

         o FOREIGN SECURITIES RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

         o GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U. S. Treasury or the U. S. Government.

         o HIGH YIELD BOND RISKS: High yield bonds are subject to the risks normally associated with investing in fixed income securities. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds.

         o INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed rate securities, a rise in interest rates typically causes a fall in values. The yield earned by the Fund will vary with changes in interest rates. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. Generally, the longer the Fund's duration, the more sensitive the Fund will be to changes in interest rates.

         o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

         o MORTGAGE-BACKED SECURITIES RISK: The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. There are a number of important differences among the agencies and instrumentalities of the U. S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae securities also are supported by the right of Ginnie Mae to borrow funds from the U. S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

         o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

         o PREFERRED STOCK RISK: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions.

         o PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

         o RATING AGENCY RISK: Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality.

RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing:

         o        changes in the Fund's performance from year-to-year; and

         o how the Fund's average annual returns for one year, five year and ten year periods compared to those of a broad measure of market performance.



          The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at wilmingtonfunds.com and/or by calling the Fund toll-free at (800) 336-9970.



     The annual returns in the bar chart are for the Fund's Institutional Shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.

ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS



[Graphic Omitted]

Calendar Year          Percent
-------------          -------
2001                   8.40%
-------------          -------
2002                   9.18%
-------------          -------
2003                   3.81%
-------------          -------
2004                   2.81%
-------------          -------
2005                   1.33%
-------------          -------
2006                   4.34%
-------------          -------
2007                   6.47%
-------------          -------
2008                   7.12%
-------------          -------
2009                   6.58%
-------------          -------
2010                   6.08%
-------------          -------

     Calendar Year-to-Date Total Return as of September 30, 2011: 4.58%



     During the periods shown in the bar chart, the Fund's best quarter was up 6.35% (quarter ended December 31, 2008) and the Fund's worst quarter was down -2.37% (quarter ended June 30, 2004).

After-tax returns are shown only for Institutional Shares and after-tax returns for A Shares will vary.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2010)                    1 YEAR 5 YEARS 10 YEARS
------------------------------------------------------------ ------ ------- --------
Institutional Shares Return Before Taxes                     6.08%  6.11%    5.58%
Institutional Shares Return After Taxes on Distributions(1)  4.43%  4.45%    3.85%
Institutional Shares Return After Taxes on Distributions and
   Sale of Fund Shares(1)                                    4.21%  4.28%    3.77%
A Shares Return Before Taxes(2)                              3.75%  5.42%     N/A
Barclays Capital U.S. Intermediate Government/Credit Index
   (reflects no deduction for fees, expenses or taxes)       5.89%  5.53%    5.51%
BofA Merrill Lynch 1-10 Year U.S. Treasury Index
   (reflects no deduction for fees, expenses or taxes)       5.22%  5.42%    4.97%



(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



(2) From inception of the Fund's A Shares on October 7, 2003, through December 31, 2010, the average annual total return was 4.23% for the A Shares. For the period October 31, 2003, through December 31, 2010, the average annual total return for the Barclays Capital U.S. Intermediate Government/Credit Index was 4.64%, and for the BofA Merrill Lynch 1-10 year U.S. Treasury Index the return was 4.37%.



MANAGEMENT

INVESTMENT ADVISER/SUB-ADVISER

Rodney Square Management Corporation ("RSMC") is the investment adviser for the Fund.

Wilmington Trust Investment Management, LLC ("WTIM") is sub-adviser for the
Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for the day-to-day management of the Fund's portfolio:

NAME                     LENGTH OF SERVICE             TITLE
------------------------ ----------------------------- ---------------------------------
CLAYTON M. ALBRIGHT, III Portfolio Manager of the Fund Vice President, Portfolio Manager
                         since 1992.                   and Managing Director,
                                                       Economic Research
------------------------ ----------------------------- ---------------------------------
DOMINICK J. D'ERAMO, CFA Portfolio Manager of the Fund Vice President, Senior Portfolio
                         since 1996.                   Manager and Director of
                                                       Institutional Fixed Income
------------------------ ----------------------------- ---------------------------------
RANDY H. VOGEL, CFA      Portfolio Manager of the Fund Senior Credit Analyst and
                         since 2008.                   Portfolio Manager
------------------------ ----------------------------- ---------------------------------


PURCHASE AND SALE OF SHARES

-----------------------------------          --------          ----------
               PURCHASE MINIMUMS             INITIAL           SUBSEQUENT
-----------------------------------          --------          ----------
               INSTITUTIONAL SHARES          $500,000          None
-----------------------------------          --------          ----------
               A SHARES                      $ 1,000           None
-----------------------------------          --------          ----------



     You may purchase and sell (redeem) your shares each day the New York Stock Exchange is open. You may purchase and sell your shares through your financial intermediary or by mail (Wilmington Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9828, Providence, RI 02940) or telephone ((800) 336-9970).

TAX INFORMATION



     The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or your shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Your withdrawals from a retirement plan may be subject to federal income tax.



PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

     If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

                   WILMINGTON BROAD MARKET BOND FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek a high total return, consistent with high current income.

FEES AND EXPENSES OF THE FUND



     The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in A Shares of the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the section "Purchase of Shares" on page 22 of the Fund's Prospectus.





SHAREHOLDER FEES
(fees paid directly from your investment):                INSTITUTIONAL SHARES          A SHARES
Maximum Sales Charge (Load) Imposed on Purchases
(as a % of offering price)                                        None                   2.00%
Redemption Fee (as a percentage of amount redeemed within
  60 days of purchase)                                           1.00%                   1.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the
value of your investment):                                INSTITUTIONAL SHARES          A SHARES
Management Fees                                                  0.35%                   0.35%
Distribution (12b-1) and/or Service Fees                          None                   0.25%
Other Expenses                                                   0.42%                   0.42%
TOTAL ANNUAL FUND OPERATING EXPENSES                             0.77%                   1.02%



EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:




                              1 YEAR  3 YEARS   5 YEARS   10 YEARS
INSTITUTIONAL SHARES           $ 79     $246      $428      $ 954
A SHARES                       $302     $518      $752     $1,423




PORTFOLIO TURNOVER



     The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes if Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in various types of investment grade fixed income securities. Investment grade fixed income securities include securities rated in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or if unrated, determined by the investment adviser to be of comparable quality. The Fund may invest up to 20% of its assets in high yield bonds and preferred stocks, and up to 10% of its assets in investment grade fixed income securities of foreign issuers. As a fundamental policy, the Fund will maintain an intermediate (4 to 7 years) average dollar-weighted duration.

As part of its principal investment strategy, the Fund may invest in bank obligations; corporate bonds, notes and commercial paper; high yield bonds; mortgage-backed securities; municipal securities; obligations issued by supranational agencies; preferred stock; and U.S. government obligations. The mortgage-backed securities in which the Fund will invest as part of its principal investment strategy are issued or guaranteed by the U.S. Government, U.S. Government agencies, such as the Government National Mortgage Association ("Ginnie Mae") or by U.S. Government-sponsored enterprises, such as the Federal National Mortgage Association ("Fannie Mae") or the Federal Home Loan Mortgage Corporation ("Freddie Mac"). As part of the Fund's non-principal investment strategy the Fund may invest in mortgage-backed securities issued by non-governmental entities and other asset-backed securities.

The investment adviser may purchase securities based upon their yield (the income earned by the security) or their potential capital appreciation (the potential increase in the security's value) or both. The investment adviser may sell securities in anticipation of market declines, credit downgrades or to purchase other fixed income securities that the investment adviser believes will perform better.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment may fluctuate significantly from day-to-day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by Federal Deposit Insurance Corporation or any other governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to the principal risks described below.

         o CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

         o FOREIGN SECURITIES RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

         o GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U. S. Treasury or the U. S. Government.

         o HIGH YIELD BOND RISKS: High yield bonds are subject to the risks normally associated with investing in fixed income securities. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds.

         o INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed rate securities, a rise in interest rates typically causes a fall in values. The yield earned by the Fund will vary with changes in interest rates. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. Generally, the longer the Fund's duration, the more sensitive the Fund will be to changes in interest rates.

         o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

         o MORTGAGE-BACKED SECURITIES RISK: The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. There are a number of important differences among the agencies and instrumentalities of the U. S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae securities also are supported by the right of Ginnie Mae to borrow funds from the U. S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

         o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

         o PREFERRED STOCK RISK: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions.

         o PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

         o RATING AGENCY RISK: Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality.

RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing:

         o        changes in the Fund's performance from year-to-year; and

         o how the Fund's average annual returns for one year, five year and ten year periods compared to those of a broad measure of market performance.



     The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at wilmingtonfunds.com and/or by calling the Fund toll-free at (800) 336-9970.



     The annual returns in the bar chart are for the Fund's Institutional Shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.

ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS



[Graphic Omitted]

Calendar Year          Percent
-------------          -------
2001                   7.94%
-------------          -------
2002                   9.67%
-------------          -------
2003                   4.16%
-------------          -------
2004                   3.74%
-------------          -------
2005                   2.07%
-------------          -------
2006                   4.62%
-------------          -------
2007                   6.29%
-------------          -------
2008                   6.65%
-------------          -------
2009                   7.04%
-------------          -------
2010                   6.87%
-------------          -------

     Calendar Year-to-Date Total Return as of September 30, 2011: 5.96%

     During the periods shown in the bar chart, the Fund's best quarter was up 7.38% (quarter ended December 31, 2008) and the Fund's worst quarter was down -3.09% (quarter ended June 30, 2004).



     After-tax returns are shown only for Institutional Shares and after-tax returns for A Shares will vary. The table reflects all applicable fees and sales charges.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2010)                    1 YEAR 5 YEARS 10 YEARS
------------------------------------------------------------ ------ ------- --------
Institutional Shares Return Before Taxes                     6.87%  6.29%    5.88%
Institutional Shares Return After Taxes on Distributions(1)  5.05%  4.44%    3.97%
Institutional Shares Return After Taxes on Distributions and
   Sale of Fund Shares(1)                                    4.72%  4.34%    3.94%
A Shares Return Before Taxes(2)                              4.51%  5.61%     N/A
Barclays Capital U.S. Government/Credit Index
   (reflects no deduction for fees, expenses or taxes)       6.59%  5.56%    5.83%
BofA Merrill Lynch U.S. Treasury Master Index
   (reflects no deduction for fees, expenses or taxes)       5.88%  5.50%    5.41%



(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



(2) From inception of the Fund's A Shares on December 20, 2005, through December 31, 2010, the average annual total return was 5.64% for the A Shares. For the period December 31, 2005, through December 31, 2010, the average annual total return for the Barclays Capital U.S. Government/Credit Index was 5.56%, and for the BofA Merrill Lynch U.S. Treasury Master Index the return was 5.50%.



MANAGEMENT

INVESTMENT ADVISER/SUB-ADVISER

Rodney Square Management Corporation ("RSMC") is the investment adviser for the Fund.

Wilmington Trust Investment Management, LLC ("WTIM") is sub-adviser for the
Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for the day-to-day management of the Fund's portfolio:

NAME                     LENGTH OF SERVICE             TITLE
------------------------ ----------------------------- ---------------------------------
CLAYTON M. ALBRIGHT, III Portfolio Manager of the Fund Vice President, Portfolio Manager
                         since 1992.                   and Managing Director,
                                                       Economic Research
------------------------ ----------------------------- ---------------------------------
DOMINICK J. D'ERAMO, CFA Portfolio Manager of the Fund Vice President, Senior Portfolio
                         since 1996.                   Manager and Director of
                                                       Institutional Fixed Income
------------------------ ----------------------------- ---------------------------------
RANDY H. VOGEL, CFA      Portfolio Manager of the Fund Senior Credit Analyst and
                         since 2008.                   Portfolio Manager
------------------------ ----------------------------- ---------------------------------


PURCHASE AND SALE OF SHARES

---------------------------          --------          ----------
      PURCHASE MINIMUMS              INITIAL           SUBSEQUENT
---------------------------          --------          ----------
      INSTITUTIONAL SHARES           $500,000          None
---------------------------          --------          ----------
      A SHARES                       $ 1,000           None
---------------------------          --------          ----------




     You may purchase and sell (redeem) your shares each day the New York Stock Exchange is open. You may purchase and sell your shares through your financial intermediary or by mail (Wilmington Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9828, Providence, RI 02940) or telephone ((800) 336-9970).

TAX INFORMATION



     The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or your shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Your withdrawals from a retirement plan may be subject to federal income tax.



PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

     If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information

                     WILMINGTON MUNICIPAL BOND FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

FEES AND EXPENSES OF THE FUND

     The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in A Shares of the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the section "Purchase of Shares" on page 22 of the Fund's Prospectus.


SHAREHOLDER FEES
(fees paid directly from your investment):         INSTITUTIONAL SHARES          A SHARES
Maximum Sales Charge (Load) Imposed on Purchases
(as a % of offering price)                                 None                   2.00%
Redemption Fee (as a percentage of amount redeemed
  within 60 days of purchase)                             1.00%                   1.00%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the
value of your investment):                         INSTITUTIONAL SHARES          A SHARES
Management Fees                                           0.35%                   0.35%
Distribution (12b-1) and/or Service Fees                   None                   0.25%
Other Expenses                                            0.26%                   0.26%
Acquired Fund Fees and Expenses                           0.01%                   0.01%
Total Annual Fund Operating Expenses                      0.62%                   0.87%



EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:




                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
INSTITUTIONAL SHARES            $63     $199      $346        $774
A SHARES                       $287     $472      $673      $1,251




PORTFOLIO TURNOVER



     The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes if Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

PRINCIPAL INVESTMENT STRATEGIES



The Fund invests at least 80% of its net assets in municipal securities that provide interest exempt from federal income tax. The Fund may invest up to 20% of its assets in other types of fixed income securities that provide income that is subject to federal income tax. The Fund invests in securities rated in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or if unrated, determined by the investment adviser to be of comparable quality. As a non-fundamental policy, the Fund will maintain a short-to-intermediate (2 to 8 years) average dollar-weighted duration.



The Fund may invest more than 25% of its assets in securities relating to one political subdivision, such as any state or U.S. territory. The Fund may focus its investments in sectors of the municipal securities market, such as healthcare or housing. There are no limitations on the Fund's investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

The investment adviser may purchase securities based upon their yield (the income earned by the security) or their potential capital appreciation (the potential increase in the security's value) or both. The investment adviser may sell securities in anticipation of market declines, credit downgrades or to purchase other fixed income securities that the investment adviser believes will perform better.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment may fluctuate significantly from day-to-day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a deposit of Wilmington Trust
Company or any of its affiliates and is not insured or guaranteed by Federal Deposit Insurance Corporation or any other governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to the principal risks described below.

         o CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

         o INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed rate securities, a rise in interest rates typically causes a fall in values. The yield earned by the Fund will vary with changes in interest rates. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. Generally, the longer the Fund's duration, the more sensitive the Fund will be to changes in interest rates.



         o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

         o MUNICIPAL SECURITIES RISK: The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. In addition, the ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.



         o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

         o PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

         o RATING AGENCY RISK: Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality.

         o SECTOR FOCUS RISK: A fund that focuses its investments in the securities of a particular bond market sector (e. g. , healthcare or housing) is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not focus its investments. It is possible that economic, business or political developments or other changes affecting one security in the area of focus will affect other securities in that area of focus in the same manner, thereby increasing the risk of such investments.



         o TAX RISK: To the extent that the Fund invests in bonds that are subject to the alternative minimum tax ("AMT"), the income paid by the Fund may not be tax-free to all investors.

RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing:

         o        changes in the Fund's performance from year-to-year; and

         o how the Fund's average annual returns for one year, five year and ten year periods compared to those of a broad measure of market performance.



     The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at wilmingtonfunds.com and/or by calling the Fund toll-free at (800) 336-9970.



     The annual returns in the bar chart are for the Fund's Institutional Shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.

              ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS




[Graphic Omitted]

Calendar Year          Percent
-------------          -------
2001                   4.38%
-------------          -------
2002                   7.92%
-------------          -------
2003                   3.45%
-------------          -------
2004                   2.22%
-------------          -------
2005                   1.53%
-------------          -------
2006                   3.80%
-------------          -------
2007                   4.19%
-------------          -------
2008                   -2.95%
-------------          -------
2009                   11.99%
-------------          -------
2010                   4.75%
-------------          -------

      Calendar Year-to-Date Total Return as of September 30, 2011: 6.12%



     During the periods shown in the bar chart, the Fund's best quarter was up 5.48% (quarter ended September 30, 2009) and the Fund's worst quarter was down -2.95% (quarter ended September 30, 2008).

After-tax returns are shown only for Institutional Shares and after-tax returns for A Shares will vary.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2010)                       1 YEAR 5 YEARS 10 YEARS
--------------------------------------------------------------- ------ ------- --------
Institutional Shares Return Before Taxes                        4.75%  4.25%    4.06%
Institutional Shares Return After Taxes on Distributions(1)     4.64%  4.21%    4.02%
Institutional Shares Return After Taxes on Distributions and
   Sale of Fund Shares(1)                                       4.53%  4.16%    3.98%
A Shares Return Before Taxes(2)                                 2.36%  3.59%      N/A
Barclays Capital Short/Intermediate Municipal Index
   (reflects no deduction for fees, expenses or taxes)          3.05%  4.56%    4.50%
Standard & Poor's/Investortools Intermediate Municipal Index(3)
   (reflects no deduction for fees, expenses or taxes)          3.61%  4.82%    5.10%



(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



(2) From inception of the Fund's A Shares on December 20, 2005, through December 31, 2010, the average annual total return was 3.63% for the A Shares. For the period December 31, 2005, through December 31, 2010, the average annual total return for the Barclays Capital U.S. Short/Intermediate Municipal Index was 4.56% . For the period December 31, 2005, through December 31, 2010, the average annual total return for the Standard & Poor's/Investortools Intermediate Municipal Index was 4.82%.

(3) Effective July 1, 2011, the Standard and Poor's/Investortools Intermediate Municipal Index (the "S&P Index") has replaced the Barclays Capital Short/Intermediate Municipal Index as the Fund's benchmark. The benchmark was changed because the Adviser believes that the S&P Index is a more appropriate index in light of the Fund's investment strategy and the S&P Index's characteristics, including duration, maturity and quality.



MANAGEMENT

INVESTMENT ADVISER/SUB-ADVISER

Rodney Square Management Corporation ("RSMC") is the investment adviser for the Fund.

Wilmington Trust Investment Management, LLC ("WTIM") is sub-adviser for the
Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for the day-to-day management of the Fund's portfolio:



NAME                   LENGTH OF SERVICE             TITLE
---------------------- ----------------------------- -----------------------------------
ROBERT F. COLLINS, CFA Portfolio Manager of the Fund Vice President and Director of Tax-
                       since 2010.                   Exempt Fixed Income Investments
---------------------- ----------------------------- -----------------------------------
REBECCA J. ROGERS      Portfolio Manager of the Fund Senior Portfolio Manager
                       since 2010.
---------------------- ----------------------------- -----------------------------------
STEPHEN P. WINTERSTEIN Portfolio Manager of the Fund Managing Director and Head of
                       since 2011.                   Strategy of Municipal Fixed Income
---------------------- ----------------------------- -----------------------------------




PURCHASE AND SALE OF SHARES

---------------------------          --------          ----------
      PURCHASE MINIMUMS              INITIAL           SUBSEQUENT
---------------------------          --------          ----------
      INSTITUTIONAL SHARES           $500,000          None
---------------------------          --------          ----------
      A SHARES                       $ 1,000           None
---------------------------          --------          ----------




     You may purchase and sell (redeem) your shares each day the New York Stock Exchange is open. You may purchase and sell your shares through your financial intermediary or by mail (Wilmington Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9828, Providence, RI 02940) or telephone ((800) 336-9970).

TAX INFORMATION



     A majority of the distributions that you receive from the Fund are expected to be exempt from federal and state income taxes. However, a portion of the Fund's distributions may be subject to federal, state, and local income taxes. The Fund's distributions may be taxable as ordinary income or capital gain unless you are tax-exempt investor or your shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.



PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

     If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

            MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES,
                              STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

     The Wilmington Short/Intermediate-Term Bond Fund ("Short/Intermediate Bond Fund") and the Wilmington Broad Market Bond Fund ("Broad Market Bond Fund") each seeks a high total return, consistent with high current income. The Wilmington Municipal Bond Fund ("Municipal Bond Fund") seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. The investment objective may not be changed without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

     The Short/Intermediate Bond Fund invests at least 85% of its total assets in various types of investment grade fixed income securities. The Short/Intermediate Bond Fund may invest up to 15% of its assets in high yield bonds and preferred stocks, and up to 10% of its assets in investment grade, fixed income securities of foreign issuers. As a fundamental policy, the Short/Intermediate Bond Fund will maintain a short-to-intermediate (2 1 / 2to 4 years) average dollar-weighted duration.

     The Broad Market Bond Fund invests at least 80% of its total assets in various types of investment grade fixed income securities. The Broad Market Bond Fund may invest up to 20% of its assets in high yield bonds and preferred stocks, and up to 10% of its assets in investment grade, fixed income securities of foreign issuers. As a fundamental policy, the Broad Market Bond Fund will maintain an intermediate (4 to 7 years) average dollar-weighted duration.



     The Municipal Bond Fund invests at least 80% of its net assets in municipal securities that provide interest exempt from federal income tax. The Municipal Bond Fund may invest up to 20% of its assets in other types of fixed income securities that provide income that is subject to federal income tax. As a non-fundamental policy, the Municipal Bond Fund will maintain a short-to-intermediate (2 to 8 years) average dollar-weighted duration. The Municipal Bond Fund intends to limit its investments in securities whose income is subject to AMT to no more than 20% of the Municipal Bond Fund's assets. The Municipal Bond Fund may invest more than 25% of its assets in sectors of the municipal securities market, such as health care or housing, or in securities relating to one political subdivision, such as a given state or U.S. territory. Under these conditions, the Municipal Bond Fund's vulnerability to any special risks that affect that sector or jurisdiction could have an adverse impact on the value of an investment in the Fund. There are no limitations on the Municipal Bond Fund's investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.



FUND COMPOSITION

     The composition of each Fund's holdings varies, depending upon the investment adviser's analysis of the fixed income and municipal securities market and the expected trends in those markets. The investment adviser may purchase securities based upon their yield (the income earned by the security) or their potential capital appreciation (the potential increase in the security's value) or both. The investment adviser may sell securities in anticipation of market declines, credit downgrades or to purchase other fixed income securities that the investment adviser believes may perform better. The investment adviser seeks to protect each Fund's principal value. This strategy may reduce the level of income attained by a Fund. There is no guarantee that principal value can be protected during periods of extreme interest rate volatility.

     Except as described below, the Funds invest only in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). If the securities are not rated, then the investment adviser must determine that they are of comparable quality. The Broad Market Bond Fund may invest up to 20% of its assets in high yield bonds and preferred stocks. The Short/Intermediate-Term Bond Fund may invest up to 15% of its assets in high yield bonds and preferred stocks.

     The table below shows each Fund's principal investments. These are the types of securities that the investment adviser believes will likely help a Fund achieve its investment objective.

                                  SHORT/
                               INTERMEDIATE          BROAD MARKET          MUNICIPAL
                                  BOND                   BOND                BOND
                               ------------          ------------          ---------
Bank Obligations                    X                     X
Corporate Bonds, Notes and
  Commercial Paper                  X                     X
High Yield Bonds(1)                 X                     X
Mortgage-Backed Securities          X                     X
Municipal Securities                X                     X                     X
Obligations Issued By
  Supranational Agencies            X                     X
Preferred Stock(2)                  X                     X
U.S. Government Obligations(3)      X                     X

(1) High yield bonds are corporate debt securities that are rated, at the time of purchase, below the top four categories by Moody's (currently a rating of "Ba1" or lower) or by S&P (currently a rating of "BB+" or lower).
(2) Preferred stocks are equity securities that pay dividends at a specified rate, and have priority over common stocks with respect to proceeds from the liquidation of a corporation's assets, but are subordinate to the claims of all creditors, including a corporation's bondholders. Preferred stocks may have a conversion feature which can tend to make the market value of a preferred stock move with the market value of the underlying common stock.
(3) U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, a Fund would not be able to assert a claim against the United States.

     The mortgage-backed securities in which the Short/Intermediate Bond Fund and the Broad Market Bond Fund invest as part of their principal investment strategies are issued or guaranteed by the U.S. Government, U.S. Government agencies, such as Ginnie Mae or by U.S. Government-sponsored enterprises, such as Fannie Mae or Freddie Mac. The Short/Intermediate-Term Bond Fund and the Broad Market Bond Fund may invest in mortgage-backed securities issued by non-governmental entities and other asset-backed securities as part of their non-principal investment strategy. Investments in mortgage-backed securities and asset-backed securities are subject to each Fund's limit on investment in high yield securities to the extent that they are rated, at the time of purchase, below the top four categories by Moody's or by S&P. Each Fund does not currently intend to invest in derivative instruments as a principal investment strategy.

     The Funds may invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.

     Each Fund also may use other strategies and engage in other investment practices, which are described in the Funds' Statement of Additional Information ("SAI"), available on the Funds' website at http://www.wilmingtonfunds.com. The investments and strategies listed above and described throughout this prospectus are those that the investment adviser will use under normal market conditions.

PRINCIPAL RISKS OF THE FUNDS

          The following is a list of certain principal risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds' Statement of Additional Information ("SAI") which is available on the Funds' website at http://www.wilmingtonfunds.com.

         o CREDIT RISK (ALL FUNDS): The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.



         o FOREIGN SECURITIES RISK (SHORT/INTERMEDIATE BOND FUND AND BROAD MARKET BOND FUND): The risk of losses due to political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund's investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

         o GOVERNMENT OBLIGATIONS RISK (SHORT/INTERMEDIATE BOND FUND AND BROAD MARKET BOND FUND): The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U. S. Treasury or the U. S. Government.

         o HIGH YIELD BOND RISKS (SHORT/INTERMEDIATE BOND FUND AND BROAD MARKET BOND FUND): High yield bonds are subject to the following risks normally associated with investing in fixed income securities: credit risk, interest rate risk, leverage risk, liquidity risk, and prepayment risk. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. High yield bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in high yield bonds involves greater investment risk and is highly dependent on the investment adviser's credit analysis and market analysis. A real or perceived economic downturn or higher interest rates could cause a decline in junk bond prices by lessening the ability of bond issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds. Because objective pricing data may be less readily available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology.



         o INTEREST RATE RISK (ALL FUNDS): The risk of market losses attributable to changes in interest rates. With fixed rate securities, a rise in interest rates typically causes a fall in values. The yield earned by a Fund will vary with changes in interest rates. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. Generally, the longer the Fund's duration, the more sensitive the Fund will be to changes in interest rates. For example, the price of a fixed income fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by 1%.



         o MARKET RISK (ALL FUNDS): The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

                  Recent developments relating to subprime mortgages have adversely affected fixed income securities markets in the United States, Europe and elsewhere. The values of many types of debt securities have been reduced, including debt securities that are not related to mortgage loans. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing on attractive terms or at all. In addition, broker-dealers and other market participants have been less wiling to make a market in some types of debt instruments, which has impacted the liquidity of those instruments. These developments may also have a negative effect on the broader economy. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper a Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

         o MUNICIPAL SECURITIES RISK (MUNICIPAL BOND FUND): The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of municipal securities that may impact the Municipal Bond Fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of the Municipal Bond Fund's holdings would be affected, and the Trustees would reevaluate the Municipal Bond Fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U. S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Municipal Bond Fund's municipal securities in the same manner.

                  In addition, the United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of municipal securities, including municipal securities in which the Municipal Bond Fund may invest. Such disruptions to the financial markets may reduce the number of municipal obligations available for purchase by the Municipal Bond Fund and could adversely affect the Municipal Bond Fund's shareholders by subjecting the income from the Municipal Bond Fund to tax. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Municipal Bond Fund.

         o MORTGAGE-BACKED SECURITIES RISK AND OTHER ASSET-BACKED SECURITIES RISK (SHORT/INTERMEDIATE BOND FUND AND BROAD MARKET BOND FUND): The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-backed and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i. e. , premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under "Credit Risk. " The risk of such defaults is generally higher in the case of mortgage-backed investments that include sub-prime mortgages. The structure of some of these securities may be complex and there may be less available information than other types of debt securities. There are a number of important differences among the agencies and instrumentalities of the U. S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae securities also are supported by the right of Ginnie Mae to borrow funds from the U. S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.



         o OPPORTUNITY RISK (ALL FUNDS): The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.



         o PREFERRED STOCK RISK (SHORT/INTERMEDIATE BOND FUND AND BROAD MARKET BOND FUND): The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions. There is also the risk that the corporation issuing the preferred stock will not make the expected dividend payments.



         o PREPAYMENT RISK (ALL FUNDS): The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

         o RATING AGENCY RISK (ALL FUNDS): Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely credit ratings in response to subsequent events. In addition, ratings agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.



         o SECTOR FOCUS RISK (MUNICIPAL BOND FUND): A fund that focuses its investments in the securities of a particular bond market sector (e. g. , healthcare or housing) is subject to the risk that adverse circumstances will have a greater impact on a fund than a fund that does not focus its investments. It is possible that economic, business or political developments or other changes affecting one security in the area of focus will affect other securities in that area of focus in the same manner, thereby increasing the risk of such investments.

         o TAX RISK (MUNICIPAL BOND FUND): To the extent that the Fund invests in bonds that are subject to the AMT, the income paid by the Fund may not be tax-free to all investors.



DISCLOSURE OF PORTFOLIO HOLDINGS

     A description of the Funds' policies and procedures with respect to the disclosure of their portfolio securities is available in the Funds' SAI, which is available, free of charge, by calling (800) 336-9970 and on the Funds' website at www.wilmingtonfunds.com. The SAI may also be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at www.sec.gov.

MANAGEMENT OF THE FUNDS

     The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER



     Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned indirect subsidiary of M&T Bank Corporation ("M&T"), which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3280 Peachtree Road NE, 27th Floor, Atlanta, Georgia 30305, also a wholly owned indirect subsidiary of M&T and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. RSMC provides its services to investment companies. As of September 30, 2011, RSMC had approximately $5.5 billion in assets under management.

     For the fiscal year ended June 30, 2011, RSMC received the following advisory fees as a percentage of each Fund's average daily net assets:




         Short/Intermediate-Term Bond Fund          0.35%
         Broad Market Bond Fund                     0.35%
         Municipal Bond Fund                        0.35%


     WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee.

     A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for each of the Funds is available in the semi-annual report to shareholders for the period ended December 31.

FUND MANAGERS



     CLAYTON M. ALBRIGHT, III, Vice President, Portfolio Manager and Managing Director, Economic Research, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate-Term Bond and Broad Market Bond Funds. Mr. Albright has been affiliated with Wilmington Trust Corporation since 1976 and with RSMC since 1987. Since 1987, he has specialized in the management of intermediate and long-term fixed income funds. In 2007, he became Managing Director of Fixed Income, responsible for all fixed income products. Mr. Albright is a member of the Wilmington Trust Investment Strategy Team.
     DOMINICK J. D'ERAMO, CFA, Vice President, Senior Portfolio Manager and Director of Institutional Fixed Income is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate-Term Bond and Broad Market Bond Funds. Mr. D'Eramo has been affiliated with Wilmington Trust Corporation since 1986 and with RSMC since 1987 as a Fixed Income Trader. He was promoted to a Portfolio Manager in 1990. In 2007, he became Director of Institutional Fixed Income, responsible for all institutional fixed income products.
     ROBERT F. COLLINS, CFA, Vice President and Director of Tax-Exempt Fixed Income Investments, leads the team responsible for tax-exempted fixed income investing as part of Wealth Advisory Services' Fixed Income Group. In this role he oversees credit analysis on tax-exempt fixed income securities and tax-exempt fixed income portfolio management for Wilmington Trust's high-net-worth clients. Mr. Collins first worked at Wilmington Trust from 1982 to 1999, during which time he held several position of increasing responsibility. Mr. Collins then worked from 1999 to 2004 as a senior vice president at PNC Financial Corp. where he started and co-managed the investment group dedicated to managing municipal bond portfolios for high-net-worth clients. Mr. Collins was also a senior vice president at Delaware Investments in Philadelphia from 2004 to 2009.



     RANDY H. VOGEL, CFA, Senior Credit Analyst and Portfolio Manager, is responsible for credit analysis for all investment grade and high yield issuers. He is also responsible for assisting in the management of the corporate segments of the Total Return Taxable Fixed Income Strategies. Mr. Vogel joined Wilmington Trust in 2008. From 2006 to 2008, Mr. Vogel was employed by PNC Capital Advisors as a Senior Credit Analyst covering the banking, brokerage, utility and telecommunication industries. From 2003 to 2006, Mr. Vogel was employed by Wilmington Trust as a Senior Securities Analyst.



     REBECCA J. ROGERS, Senior Portfolio Manager, is a member of the investment management team primarily responsible for the day-to-day management of the Municipal Bond Fund. Ms. Rogers joined Wilmington Trust Corporation in 2010. Prior to joining Wilmington Trust Corporation, Ms. Rogers worked for PNC Capital Advisors, where she was the Director of Municipal Portfolio Management and Trading from 2000 to 2010. Prior to 2000, Ms. Rogers was a Vice President at Commerce Capital Markets, and institutional sales person for twelve years.

     STEPHEN P. WINTERSTEIN, Managing Director and Head of Strategy of Municipal Fixed Income, is a member of the investment team primarily responsible for day-to-day management of the Municipal Bond Fund. Mr. Winterstein joined Wilmington Trust Corporation in 2011. From 1999 to 2011,
Mr. Winterstein served as the managing director of municipal fixed income for PNC Capital Advisors, where he founded and led a team of municipal fixed income professionals dedicated to managing municipal bond portfolios for high-net-worth individuals and institutional clients.



     The Funds' SAI provides additional information about the Fund managers' compensation, other accounts managed by the Fund managers and the Fund managers' ownership of securities in the Funds.

SERVICE PROVIDERS

The chart below provides information on the Funds' primary service providers.

Asset Management                                                         Shareholder Services
--------------------------------------------------------------------------------------------------------------------
 INVESTMENT ADVISER AND ADMINISTRATOR                                                  TRANSFER AGENT

     RODNEY SQUARE MANAGEMENT CORP.                                       BNY MELLON INVESTMENT SERVICING (U.S.)
          1100 NORTH MARKET STREET                                                          INC.
           WILMINGTON, DE 19890                                                        760 MOORE ROAD
                                                                                 KING OF PRUSSIA, PA 19406
Manages each Fund's investment activities
and oversees Fund administration and other                               Handles certain shareholder services,
service providers.                                                       including recordkeeping and statements,
                                                                         payment of distributions and processing
                                                                         of buy and sell requests.
--------------------------------------------------------------------------------------------------------------------
                                                  WT MUTUAL FUND
                                    Wilmington Short/Intermediate-Term Bond Fund
                                    Wilmington Broad Market Bond Fund
                                    Wilmington Municipal Bond Fund
--------------------------------------------------------------------------------------------------------------------
Fund Operations                                                      Fund Asset Safe Keeping
--------------------------------------------------------------------------------------------------------------------
            SUB-ADMINISTRATOR AND                                                       CUSTODIAN
                ACCOUNTING AGENT

  BNY MELLON INVESTMENT SERVICING (U.S.) INC.                                    WILMINGTON TRUST COMPANY
              301 BELLEVUE PARKWAY                                              1100 NORTH MARKET STREET
             WILMINGTON, DE 19809                                                WILMINGTON, DE 19890

Provides facilities, equipment and personnel to                      Holds each Fund's assets, settles all portfolio
carry out administrative services related to                         trades and collects income earned by the assets.
each Fund and calculates each Fund's NAV
and distributions.
--------------------------------------------------------------------------------------------------------------------
                                                   Distribution
--------------------------------------------------------------------------------------------------------------------
                                                  DISTRIBUTOR

                                          PROFESSIONAL FUNDS DISTRIBUTOR, LLC
                                                   760 MOORE ROAD
                                            KING OF PRUSSIA, PA 19406

                                              Distributes the Funds' Shares.

SHAREHOLDER INFORMATION

PRICING OF SHARES


     The price of each Fund's shares is based on its net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. Prices for fixed income securities normally are supplied by an independent pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, BNY Mellon Investment Servicing (U.S.) Inc. ("BNY Mellon"), determines the daily NAV per share.



     Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. This policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to these procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

     BNY Mellon determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (typically 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

SHARE CLASSES

     The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

PURCHASE OF SHARES

     Institutional Shares are offered on a continuous basis and are sold without sales charges. A Shares are offered on a continuous basis and are sold with a front-end sales charge. The minimum initial investment in Institutional Shares is $500,000. The minimum initial investment in A Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

FRONT-END SALES CHARGE



     In order to purchase A Shares, you will incur a front-end sales charge at the time of purchase (a "sales charge") based on the dollar amount of your purchase. The maximum initial sales charge is 2.00% of the offering price, which is reduced for purchases of $100,000 or more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers." To obtain a breakpoint discount, you should inform the Fund (or your financial intermediary) at the time of purchase of the existence of all circumstances which apply. Please provide the Fund (or your financial intermediary) with Fund account statements and the following information verifying your eligibility for a breakpoint discount:



         o Information or records regarding Fund shares held in all your accounts (e.g., retirement accounts) at your financial intermediary(ies); and

         o Information or records regarding Fund shares held at any financial intermediary by persons related to you, such as members of your family or household.

     The offering price for each A Share is the NAV plus the front-end sales charge. When you purchase A Shares in a Fund, the Fund will deduct the appropriate front-end sales charge and invest the remainder in A Shares of the Fund.

     A Shares are subject to an ongoing distribution (Rule 12b-1) fee of 0.25% of each Fund's average daily net assets attributable to A Shares. A Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end sales charge") when they are redeemed. The sales charge is paid directly to the selling broker-dealer.

            YOUR INVESTMENT IN            AS A PERCENTAGE OF          AS A PERCENTAGE OF
          A SHARES OF THE FUND              OFFERING PRICE             YOUR INVESTMENT
         -----------------------          ------------------          ------------------
         $1,000 up to $100,000                  2.00%                       2.04%
         $100,000 up to $250,000                1.50%                       1.52%
         $250,000 up to $500,000                1.25%                       1.27%
         Over $500,000                           None                        None
         -----------------------          ------------------          ------------------

SALES CHARGE REDUCTIONS AND WAIVERS

     REDUCING SALES CHARGES ON YOUR A SHARES. You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedules, as set forth above. The sales charge for purchases of a Fund's Class A shares may also be reduced through an Accumulation Privilege or a Letter of Intent, as described below, and these can be combined in any manner. To use these privileges, discuss your eligibility with your financial consultant.

         o Accumulation privilege - permits you to add the value of any A Shares that you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.

         o Letter of intent - permits you to purchase A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application for terms and conditions.

NET ASSET VALUE PURCHASES. A Shares may be purchased at net asset value by:

         o Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with fifty (50) or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

         o Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;



         o "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of a Fund's shares;

         o Current or retired trustees, officers and employees of the Trust, the Distributor, the transfer agent, the Adviser and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or their family members; and

         o Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the Distributor.



     You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

     If you would like additional information about each Fund's sales charges, please visit the Funds' website at www.wilmingtonfunds. com, call (800) 336-9970 or consult your broker or financial intermediary. The website provides links to information on sales charges free of charge and in a clear and prominent format.

     NETWORKING AND SUB-TRANSFER AGENCY FEES: The Funds may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Adviser and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

     In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Fixed Income Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:



REGULAR MAIL:                                            OVERNIGHT MAIL:
Wilmington Fixed Income Funds                            Wilmington Fixed Income Funds
c/o BNY Mellon Investment Servicing (U.S.) Inc.          c/o BNY Mellon Investment Servicing (U.S.) Inc.
P.O. Box 9828                                            4400 Computer Drive
Providence, RI 02940                                     Westborough, MA 01581



     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call BNY Mellon at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

REDEMPTION OF SHARES

     You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If Fund shares are held for more than 60 days, there is no fee when they are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time, or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

     REDEMPTION FEE: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including but not limited to: (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; (iii) shares converted from one share class to another in the same Fund; or (iv) redemptions or exchanges processed from retirement accounts where a Fund is designated as a "qualified default investment alternative."

     FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fee set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." To deter market timing and to minimize harm to a Fund and its shareholders, each Fund (i) charges a redemption fee of 1.00% if shares are redeemed within 60 days of purchase and (ii) reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

     Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. Also, because some of the Funds invest in high yield bonds, which may trade less frequently than investment grade bonds, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such high yield bonds, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such funds may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid high yield bonds.

     There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person.

     BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program
(MSP). Signature guarantees that are not part of these programs will not be accepted.

     Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:



C
REGULAR MAIL:                                            OVERNIGHT MAIL:
Wilmington Fixed Income Funds                            Wilmington Fixed Income Funds
c/o BNY Mellon Investment Servicing (U.S.) Inc.          c/o BNY Mellon Investment Servicing (U.S.) Inc.
P.O. Box 9828                                            4400 Computer Drive
Providence, RI 02940                                     Westborough, MA 01581

     BY TELEPHONE: If you prefer to redeem your shares by telephone, you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days when the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well.

     Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

     In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

     If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days). The Funds reserve the right to redeem in kind.

     SMALL ACCOUNTS: If the value of your investment in a Fund falls below $50,000 for Institutional Shares and $500 for A Shares, you may be asked to increase your balance. If after 60 days the account value is still below $50,000 for Institutional Shares and $500 for A Shares, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $50,000 for Institutional Shares and $500 for A Shares solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/ directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children. For additional information on other ways to redeem shares, please refer to the Funds' SAI.

EXCHANGE OF SHARES

     You may exchange all or a portion of your shares in a Fund for shares of the same class of the following funds ("Wilmington Funds"):

         Wilmington Prime Money Market Fund
         Wilmington U.S. Government Money Market Fund
         Wilmington Tax-Exempt Money Market Fund
         Wilmington Aggressive Asset Allocation Fund
         Wilmington Conservative Asset Allocation Fund
         Wilmington Short/Intermediate-Term Bond Fund
         Wilmington Broad Market Bond Fund
         Wilmington Municipal Bond Fund
         Wilmington Large-Cap Strategy Fund
         Wilmington Small-Cap Strategy Fund
         Wilmington Multi-Manager International Fund
         Wilmington Multi-Manager Real Asset Fund

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax consequences of exchanging your shares in a Fund for shares of a different Fund.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $50,000 in an Institutional Class shareholder's account or $500 in a Class A shareholder's account.

     FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are exchanged within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

     Prospectuses for Institutional or A Shares of the other Wilmington Funds may be obtained free of charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

DISTRIBUTIONS

     Distributions from the net investment income of each Fund are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Fund will be distributed annually. The Short/Intermediate-Term Bond Fund and the Broad Market Bond Fund will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by them.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES



     The tax information in this Prospectus is provided for general information only and should not be considered as tax advice or relied upon by a shareholder or prospective investor.

     GENERAL. The Funds intend to qualify annually to be treated as regulated investment companies under the IRC. As such, the Funds will not be subject to federal income taxes on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions of the IRC. If for any taxable year a Fund fails to qualify as a regulated investment company (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to a tax on a graduated basis with a maximum tax rate of 35% (for taxable years beginning prior to January 1, 2013); and (2) all distributions from earnings and profits (as determined under federal income tax principles) will be taxable as dividend income that may be eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporate shareholders.

     DISTRIBUTIONS. The Funds will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Funds have held their assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions are taxable whether you reinvest such distributions in additional shares of a Fund or choose to receive cash.

     The Municipal Bond Fund intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which, generally, means that the Municipal Bond Fund may pass on to its shareholders the federal tax-exempt interest received from tax-exempt securities. The amount that the Municipal Bond Fund may elect to treat as exempt interest dividends is, in general terms, limited to the amount of tax-exempt interest it earns on municipal securities less interest and certain other expenses. Exempt-interest dividends may be taken into account in computing social security and railroad retirement benefits. The Municipal Bond Fund may invest a portion of its assets in taxable obligations and may make distributions that may be taxed as ordinary income. Income exempt from federal tax may be subject to state and local tax. Taxable distributions may be subject to federal income tax whether you reinvest your dividends in additional shares of a Fund or choose to receive cash.

     The Municipal Bond Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds and private activity bonds or are "related persons" to such users. Such users are urged and advised to consult their tax advisors before investing in the Municipal Bond Fund.

     ORDINARY INCOME. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2013 and designated by a Fund as "qualified dividend income" are eligible for the long-term capital gains rate of 15% (0% for individuals in lower tax brackets). Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

     NET CAPITAL GAINS. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. For tax years beginning before January 1, 2013, the maximum individual tax rate on net long-term capital gains is 15%.

     SALE OR EXCHANGE OF SHARES. It is a taxable event for you if you sell shares of a Fund or exchange shares of a Fund for shares of another Fund. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you held the shares of the Fund as a capital asset. The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund. Sales of shares of a Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss. Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.


     MEDICARE CONTRIBUTION TAX. Under current law, beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains. If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

     BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

     STATE AND LOCAL INCOME TAXES. This Prospectus does not discuss the state and local tax consequences of an investment in the Funds. You are urged and advised to consult your own tax advisor concerning state and local taxes, which may have different consequences from those of the federal income tax law.

     NON-U.S. SHAREHOLDERS. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in a Fund. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in a Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign country tax consequences of an investment in a Fund.

     STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You may also receive written notices of certain foreign taxes and distributions paid by a Fund during the prior taxable year.

     This section is only a summary of some important U.S. federal income tax considerations that may affect your investment in a Fund. More information regarding these considerations appears in the Funds' SAI. You are urged and advised to consult your own tax advisor regarding the effects of an investment in a Fund on your tax situation.

DISTRIBUTION ARRANGEMENTS

     Professional Funds Distributor, LLC manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Institutional Shares of the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

     The A Shares of each Fund have adopted a distribution plan under Rule 12b-1 that allows a Fund to pay a fee to the Distributor for the sale and distribution of A Shares, and for services provided to shareholders of A Shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distribution (Rule 12b-1) Plan provides for payments of up to 0.25% of the average daily net assets of each Fund's A Shares.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

     RSMC and affiliates of RSMC may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, RSMC will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. RSMC and its affiliates may also pay cash compensation in the form of finders fees that vary depending on the Fund and the dollar amount of shares sold.

     If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Funds) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.



     Although a Fund may use firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing firms to effect those transactions.

FINANCIAL HIGHLIGHTS



     The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years or if shorter, the period of the Fund's operation. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the 2011 Annual Report, which is available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.

SHORT/INTERMEDIATE-TERM BOND FUND -- INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------- --------- ---------
                                                          FOR THE YEARS ENDED JUNE 30,
                                         -------- ------------------------------------ --------- ---------
                                           2011     2010     2009                        2008      2007
                                         -------- -------- --------------------------- --------- ---------
      NET ASSET VALUE -- BEGINNING
         OF YEAR                         $ 10.80  $ 10.46  $ 10.08                     $ 9.88     $ 9.77
                                         -------- -------- --------------------------- --------- ---------
      INVESTMENT OPERATIONS:
        Net investment income               0.35     0.41     0.45                        0.45       0.45
        Net realized and unrealized gain
          (loss) on investments             0.11     0.45     0.38                        0.20       0.11
                                         -------- -------- --------------------------- --------- ---------
          Total from investment
              operations                    0.46     0.86     0.83                        0.65       0.56
                                         -------- -------- --------------------------- --------- ---------
      DISTRIBUTIONS:
        From net investment income         (0.35)   (0.41)   (0.45)                      (0.45)     (0.45)
        From net realized gains            (0.19)   (0.11)      --                          --        --
                                         -------- -------- --------------------------- --------- ---------
          Total distributions              (0.54)   (0.52)   (0.45)                      (0.45)     (0.45)
                                         -------- -------- --------------------------- --------- ---------
      NET ASSET VALUE -- END OF YEAR     $ 10.72  $ 10.80  $ 10.46                     $ 10.08     $ 9.88
                                         -------- -------- --------------------------- --------- ---------
      TOTAL RETURN                          4.43%    8.34%    8.47%                       6.65%      5.78%

      RATIOS (TO AVERAGE NET ASSETS)/
        SUPPLEMENTAL DATA:
        Expenses:
          Including expense
            limitations                     0.60%    0.58%    0.60%                       0.59%      0.57%
          Excluding expense
            limitations                     0.60%    0.58%    0.60%                       0.59%      0.57%
          Net investment income             3.26%    3.85%    4.43%                       4.45%      4.52%
      Portfolio turnover rate                 35%      47%      34%                         22%        57%
      Net assets at end of year
        (000 omitted)                    $158,176 $179,489 $152,927                     $166,361  $144,387

SHORT/INTERMEDIATE-TERM BOND FUND -- A SHARES
----------------------------------------------------------- -------------------------- --------- ---------
                                                          FOR THE YEARS ENDED JUNE 30,
                                         --------- ----------------------------------- --------- ---------
                                           2011      2010     2009                       2008      2007
                                         --------- -------- -------------------------- --------- ---------
      NET ASSET VALUE -- BEGINNING
         OF YEAR                         $ 10.70   $ 10.36  $ 9.98                     $ 9.78     $ 9.67
                                         --------- -------- -------------------------- --------- ---------
      INVESTMENT OPERATIONS:
        Net investment income               0.32      0.36     0.42                       0.42      0.42
        Net realized and unrealized gain
          (loss) on investments             0.11      0.47     0.38                       0.20      0.11
                                         --------- -------- -------------------------- --------- ---------
          Total from investment
            operations                      0.43      0.83     0.80                       0.62      0.53
                                         --------- -------- -------------------------- --------- ---------
      DISTRIBUTIONS:
        From net investment income         (0.32)    (0.38)   (0.42)                     (0.42)    (0.42)
        From net realized gains            (0.19)    (0.11)      --                         --        --
                                         --------- -------- -------------------------- --------- ---------
          Total distributions              (0.51)    (0.49)   (0.42)                     (0.42)    (0.42)
                                         --------- -------- -------------------------- --------- ---------
      NET ASSET VALUE -- END OF YEAR     $ 10.62   $ 10.70  $ 10.36                    $ 9.98     $ 9.78
                                         --------- -------- -------------------------- --------- ---------
      TOTAL RETURN(1)                       4.18%     8.11%    8.25%                      6.40%     5.53%

      RATIOS (TO AVERAGE NET ASSETS)/
         SUPPLEMENTAL DATA:
        Expenses:
          Including expense
            limitations                     0.85%     0.83%    0.85%                      0.84%     0.82%
          Excluding expense
            limitations                     0.85%     0.83%    0.85%                      0.84%     0.82%
          Net investment income             3.01%     3.46%    4.21%                      4.20%     4.26%
      Portfolio turnover rate                 35%       47%      34%                        22%       57%
      Net assets at end of year
         (000 omitted)                      $3,902   $2,788     $351                       $151      $169



(1) Total return does not reflect the impact of the maximum front-end sales load of 2.00% . If reflected, the return would be lower.

BROAD MARKET BOND FUND -- INSTITUTIONAL SHARES
------------------------------------------------------------ --- ---------------------- -------- --- -------
                                                           FOR THE YEARS ENDED JUNE 30,
                                          -------- ------------------------------------ -------- --- -------
                                            2011     2010      2009                       2008      2007
                                          -------- --------- -------------------------- -------- -----------
      NET ASSET VALUE -- BEGINNING
         OF YEAR                          $ 10.28  $ 9.89    $    9.62                  $ 9.57   $    9.41
                                          -------- --------- --- ---------------------- -------- --- -------
         INVESTMENT OPERATIONS:
         Net investment income               0.38     0.43        0.44                     0.45       0.44
         Net realized and unrealized gain
           (loss) on investments             0.05     0.62        0.27                     0.12       0.16
                                          -------- --------- --- ---------------------- -------- --- -------
           Total from investment
             operations                      0.43     1.05        0.71                     0.57       0.60
                                          -------- --------- --- ---------------------- -------- --- -------
      DISTRIBUTIONS:
         From net investment income         (0.38)    (0.43)     (0.44)                   (0.45)     (0.44)
         From net realized gains            (0.18)    (0.23)        --                    (0.07)        --
                                          -------- --------- --- ---------------------- -------- --- -------
           Total distributions              (0.56)    (0.66)     (0.44)                   (0.52)     (0.44)
                                          -------- --------- --- ---------------------- -------- --- -------
      NET ASSET VALUE -- END OF YEAR      $ 10.15   $ 10.28   $   9.89                   $ 9.62   $   9.57
                                          -------- --------- --- ---------------------- -------- --- -------
      TOTAL RETURN                           4.23%   10.96%       7.56%                    6.03%      6.47%

      RATIOS (TO AVERAGE NET ASSETS)/
         SUPPLEMENTAL DATA:
         Expenses:
           Including expense
             limitations                     0.77%     0.72%      0.72%                    0.71%      0.70%
          Excluding expense
            limitations                      0.77%     0.72%      0.72%                    0.71%      0.70%
         Net investment income               3.67%     4.29%      4.51%                    4.63%      4.60%
      Portfolio turnover rate                  30%      43%         40%                      26%        33%
      Net assets at end of year
         (000 omitted)                     $58,942   $64,891     $63,232                 $68,505     $68,905

BROAD MARKET BOND FUND -- A SHARES
-------------------------------------------------- -------- --- ----------------------- --- ------ --- ------
                                                           FOR THE YEARS ENDED JUNE 30,
                                          -------- ------------------------------------ --- ------ --- ------
                                            2011     2010     2009                        2008       2007
                                          -------- -------- --------------------------- ---------- ----------
      NET ASSET VALUE -- BEGINNING
         OF YEAR                          $ 10.28  $   9.89   $ 9.62                    $   9.58   $   9.41
                                          -------- -------- --- ----------------------- --- ------ --- ------
      INVESTMENT OPERATIONS:
         Net investment income               0.35      0.40     0.42                        0.42       0.42
         Net realized and unrealized gain
           (loss) on investments             0.05      0.62     0.27                        0.11       0.17
                                          -------- -------- --- ----------------------- --- ------ --- ------
           Total from investment
             operations                      0.40      1.02     0.69                        0.53       0.59
                                          -------- -------- --- ----------------------- --- ------ --- ------
      DISTRIBUTIONS:
         From net investment income         (0.35)    (0.40)   (0.42)                      (0.42)     (0.42)
         From net realized gains            (0.18)    (0.23)      --                       (0.07)        --
                                          -------- -------- --- ----------------------- ---------- --- ------
           Total distributions              (0.53)   (0.63)    (0.42)                      (0.49)     (0.42)
                                          -------- -------- --- ----------------------- ---------- ----------
      NET ASSET VALUE -- END OF YEAR      $ 10.15  $ 10.28  $   9.89                    $   9.62   $   9.58
                                          -------- -------- --- ----------------------- --- ------ --- ------
      TOTAL RETURN(1)                        3.97%   10.68%     7.34%                       5.64%      6.35%

      RATIOS (TO AVERAGE NET ASSETS)/
         SUPPLEMENTAL DATA:
           Expenses:
             Including expense
               limitations                   1.02%    0.96%     1.00%                       0.96%      0.95%
             Excluding expense
               limitations                   1.02%    0.97%     1.01%                       0.96%      0.95%
             Net investment income           3.43%    3.98%     4.33%                       4.37%      4.39%
      Portfolio turnover rate                  30%      43%       40%                         26%        33%
      Net assets at end of year
        (000 omitted)                       $2,403  $ 3,038  $   1,467                   $    11  $      11

(1) Total return does not reflect the impact of the maximum front-end sales load of 2.00% . If reflected, the return would be lower.

MUNICIPAL BOND FUND -- INSTITUTIONAL SHARES
------------------------------------------------- -------- --------------------------- -------- --------
                                                          FOR THE YEARS ENDED JUNE 30,
                                         -------- ------------------------------------ -------- --------
                                           2011     2010     2009                        2008     2007
                                         -------- -------- --------------------------- -------- --------
     NET ASSET VALUE -- BEGINNING
        OF YEAR                          $ 13.22  $ 12.64  $ 12.79                     $ 12.75  $ 12.66
                                         -------- -------- --------------------------- -------- --------
        INVESTMENT OPERATIONS:
        Net investment income               0.45     0.49     0.50                        0.48     0.43
        Net realized and unrealized gain
          (loss) on investments             0.05     0.61    (0.10)                       0.04     0.09
                                         -------- -------- --------------------------- -------- --------
          Total from investment
            operations                      0.50     1.10     0.40                        0.52     0.52
                                         -------- -------- --------------------------- -------- --------
     DISTRIBUTIONS:
        From net investment income         (0.45)   (0.49)   (0.50)                      (0.48)   (0.43)
        From net realized gains            (0.08)   (0.03)   (0.05)                         --       --
                                         -------- -------- --------------------------- -------- --------
        Total distributions                (0.53)   (0.52)   (0.55)                      (0.48)   (0.43)
                                         -------- -------- --------------------------- -------- --------
     NET ASSET VALUE -- END OF YEAR      $ 13.19  $ 13.22  $ 12.64                     $ 12.79  $ 12.75
                                         -------- -------- --------------------------- -------- --------
     TOTAL RETURN                           3.90%    8.84%    3.27%                       4.09%    4.15%

     RATIOS (TO AVERAGE NET ASSETS)/
        SUPPLEMENTAL DATA:
          Expenses:
            Including expense
              limitations                   0.61%    0.60%    0.62%                       0.61%    0.65%
            Excluding expense
              limitations                   0.61%    0.60%    0.62%                       0.61%    0.65%
            Net investment income           3.44%    3.79%    3.99%                       3.70%    3.37%
     Portfolio turnover rate                  30%      44%      19%                         37%      56%
     Net assets at end of year
        (000 omitted)                    $141,519 $166,253 $135,073                    $134,272 $113,118

MUNICIPAL BOND FUND -- A SHARES
---------------------------------------- --------- --------- -------------------------- --- ------ --- ------
                                                           FOR THE YEARS ENDED JUNE 30,
                                         --------- ------------------------------------ --- ------ --- ------
                                           2011      2010      2009                      2008       2007
                                         --------- --------- -------------------------- ---------- ----------
     NET ASSET VALUE -- BEGINNING
        OF YEAR                          $ 13.22   $ 12.64   $ 12.79                    $ 12.75    $ 12.66
                                         --------- --------- -------------------------- ---------- ----------
     INVESTMENT OPERATIONS:
        Net investment income               0.42      0.46      0.47                        0.45       0.40
        Net realized and unrealized gain
          (loss) on investments             0.04      0.61      (0.10)                      0.04       0.09
                                         --------- --------- -------------------------- --- ------ --- ------
          Total from investment
            operations                       0.46      1.07      0.37                       0.49       0.49
                                         --------- --------- -------------------------- --- ------ --- ------
     DISTRIBUTIONS:
        From net investment income          (0.42)    (0.46)    (0.47)                     (0.45)    (0.40)
        From net realized gains             (0.08)    (0.03)    (0.05)                        --         --
                                         --------- --------- -------------------------- --- ------ --- ------
          Total distributions               (0.50)    (0.49)    (0.52)                     (0.45)    (0.40)
                                         --------- --------- -------------------------- ---------- ----------
     NET ASSET VALUE -- END OF YEAR      $ 13.18   $ 13.22   $ 12.64                    $ 12.79    $ 12.75
                                         --------- --------- -------------------------- ---------- ----------
     TOTAL RETURN(1)                         3.56%     8.57%     3.04%                      3.86%      3.92%

     RATIOS (TO AVERAGE NET ASSETS)/
        SUPPLEMENTAL DATA:
        Expenses:
         Including expense
           limitations                       0.86%     0.85%     0.87%                      0.86%      0.90%
        Excluding expense
           limitations                       0.86%     0.85%     0.87%                      0.86%      0.90%
        Net investment income                3.20%     3.55%     3.50%                      3.48%      3.15%
     Portfolio turnover rate                   30%       44%       19%                        37%        56%
     Net assets at end of year
        (000 omitted)                       $ 758     $ 579     $ 164                     $   11     $   10

(1) Total return does not reflect the impact of the maximum front-end sales load of 2.00% . If reflected, the return would be lower.

                              FOR MORE INFORMATION

             FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS,
            THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on each Fund's portfolio holdings and operating results, for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The Funds' SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the Funds' SAI is incorporated into this prospectus by this reference.

Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:



         WT Mutual Fund
         c/o BNY Mellon Investment Servicing (U.S.) Inc.
         4400 Computer Drive
         Westborough, MA 01581
         (800) 336-9970
         9:00 a.m. to 5:00 p.m. Eastern time



     The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at http://www.wilmingtonfunds. com. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec. gov or, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-1520. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL
(800) 336-9970.

            The investment company registration number is 811-08648.

TRUSTEES                       OFFICERS

Nicholas A. Giordano           John J. Kelley
Chairman of the Board          President & Chief Executive Officer

                               John C. McDonnell
Robert H. Arnold               Vice President, Chief Financial Officer & Treasurer

Dr. Eric Brucker               Edward W. Diffin Jr.
                               Vice President & Secretary

Robert J. Christian            Anna M. Bencrowsky
                               Vice President, Chief Compliance Officer &
                               Anti-Money Laundering Officer

                               Joseph M. Fahey Jr.
                               Vice President

                               Clayton M. Albright
                               Vice President



CUSTODIAN
Wilmington Trust Company
1100 North Market Street, Wilmington, DE 19890

INVESTMENT ADVISER AND ADMINISTRATOR
Rodney Square Management Corporation
1100 North Market Street,Wilmington, DE 19890




SUB-ADMINISTRATOR, TRANSFER AGENT, AND ACCOUNTING AGENT
BNY Mellon Investment Servicing (U.S.) Inc.
4400 Computer Drive
Westborough, MA 01581




[WILMINGTON FUNDS GRAPHIC OMITTED]                               FIXED_PRO_11/11

                                              [WILMINGTON FUNDS GRAPHIC OMITTED]



                  WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
                  INSTITUTIONAL SHARES             A SHARES
                           WMIIX                     WMMFX


                   WILMINGTON MULTI-MANAGER REAL ASSET FUND
                   INSTITUTIONAL SHARES            A SHARES
                           WMRIX                     WMMRX


                               OF WT MUTUAL FUND



                       PROSPECTUS DATED NOVEMBER 1, 2011



     This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


WILMINGTON MULTI-MANAGER INTERNATIONAL FUND SUMMARY .....................................1
WILMINGTON MULTI-MANAGER REAL ASSET FUND SUMMARY ........................................6
MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, STRATEGIES AND RISKS ..........12
      INVESTMENT OBJECTIVES ............................................................12
      PRINCIPAL INVESTMENT STRATEGIES ..................................................12
      PRINCIPAL RISKS OF THE FUNDS .....................................................17
      DISCLOSURE OF PORTFOLIO HOLDINGS .................................................20
MANAGEMENT OF THE FUNDS ................................................................21
      INVESTMENT ADVISER ...............................................................21
      FUND MANAGEMENT ..................................................................21
      SERVICE PROVIDERS ................................................................26
SHAREHOLDER INFORMATION ................................................................27
      PRICING OF SHARES ................................................................27
      SHARE CLASSES ....................................................................27
      PURCHASE OF SHARES ...............................................................27
      REDEMPTION OF SHARES .............................................................30
      EXCHANGE OF SHARES ...............................................................32
      DISTRIBUTIONS ....................................................................32
      TAXES ............................................................................33
      DISTRIBUTION ARRANGEMENTS ........................................................34
      ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES ..............................34
      FINANCIAL HIGHLIGHTS .............................................................35
FOR MORE INFORMATION ...................................................................39

              WILMINGTON MULTI-MANAGER INTERNATIONAL FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is to achieve superior long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

     The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in A Shares of the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the section "Purchase of Shares" on page 27 of the Fund's Prospectus.

SHAREHOLDER FEES
(fees paid directly from your investment):         INSTITUTIONAL SHARES          A SHARES
Maximum Sales Charge (Load) Imposed on Purchases
(as a % of offering price)                                 None                   3.50%
Redemption Fee (as a percentage of amount redeemed
  within 60 days of purchase)                             1.00%                   1.00%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the
value of your investment):                         INSTITUTIONAL SHARES          A SHARES
Management Fees                                           0.82%                   0.82%
Distribution (12b-1) and/or Service Fees                  None                    0.25%
Other Expenses                                            0.61%                   0.61%
Acquired Fund Fees and Expenses                           0.09%                   0.09%
TOTAL ANNUAL FUND OPERATING EXPENSES                      1.52%                   1.77%



EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:




                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
Institutional Shares           $155      $480         $829     $1,813
A Shares                       $524      $888       $1,276     $2,361




PORTFOLIO TURNOVER



     The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes if Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 98% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

PRINCIPAL INVESTMENT STRATEGIES

     Under normal market conditions, the Fund invests at least 85% of its assets in a diversified portfolio of equity (or equity-related) securities of foreign issuers, including:

         o        Common stocks of foreign issuers;

         o Preferred stocks and/or debt securities that are convertible into securities of foreign issuers or that otherwise exhibit equity- like characteristics;



         o Equity securities of foreign issuers listed or traded in the form of depositary receipts, including but not limited to European Depositary Receipts, Global Depositary Receipts, American Depositary Receipts and non-voting depositary receipts; and



         o Open-end or closed-end investment companies that primarily invest in the equity securities of issuers in a single country or geographic region directly, including exchange traded funds ("ETFs").

          The Fund utilizes a multi-manager strategy in which the investment adviser, Rodney Square Management Corporation ("RSMC"), allocates the Fund's assets among a number of sub-advisers, or invests directly (up to 60% of the Fund's assets) in ETFs. Subject to the supervision of RSMC, each sub-adviser acts independently from the others and utilizes its own distinct investment style in buying and selling securities within the constraints of the Fund's investment objective, strategies and restrictions. The Fund will limit investment in emerging market securities to no more than 35% of its assets.



     The Fund may attempt to hedge against currency risks associated with its portfolio securities by using forward foreign currency exchange contracts. The Fund may also invest in fully collateralized equity index futures as a substitute for conventional equity securities.



PRINCIPAL RISKS OF INVESTING IN THE FUND

     Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment may fluctuate significantly from day-to-day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by Federal Deposit Insurance Corporation or any other governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to the principal risks described below.

         o ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers of the Fund.

         o DEBT SECURITY RISK: Fixed income securities are subject to credit risk, interest rate risk and prepayment risk.



         o EMERGING MARKETS RISK: The risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

         o FOREIGN SECURITIES RISK: The risk that investing in foreign (non-U. S. ) securities may result in the Fund experiencing more rapid and extreme chanes in value than a fund that invests exclusively in securities of U. S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund's investments to decline.



         o FORWARD CURRENCY EXCHANGE CONTRACT RISK: A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

         o FUTURES CONTRACTS RISK: The risks associated with futures include: the potential inability to terminate or sell a position, the lack of a liquid secondary market for the Fund's position and the risk that the counterparty to the transaction will not meet its obligations.

         o INVESTMENT COMPANY RISK: As a shareholder in an investment company, the Fund bears its pro-rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses.

         o LEVERAGE RISK: The risk associated with securities transactions or practices that multiply small market movements into larger changes in value.

         o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

         o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

         o MULTI-MANAGER RISK: The investment styles employed by sub-advisers may not be complementary. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Fund's realization of capital gains.



         o PREFERRED STOCK RISK: In addition to general market conditions or issuer-specific events, the value of a preferred stock may be affected by interest rates, the credit quality of the issuing corporation and any call provisions.



         o VALUATION RISK: The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing:

         o        changes in the Fund's performance from year-to-year; and

         o how the Fund's average annual returns for one year, five year and since inception periods compared to those of a broad measure of market performance.



     The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at wilmingtonfunds.com and/or by calling the Fund toll-free at (800) 336-9970.



     The annual returns in the bar chart are for the Fund's Institutional Shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.

              ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS



[Graphic Omitted]

Calendar Year          Percent
-------------          -------
2001                   -26.91%
-------------          -------
2002                   -18.10%
-------------          -------
2003                   33.95%
-------------          -------
2004                   22.10%
-------------          -------
2005                   14.21%
-------------          -------
2006                   27.97%
-------------          -------
2007                   12.87%
-------------          -------
2008                   -46.16%
-------------          -------
2009                   37.15%
-------------          -------
2010                   16.08%
-------------          -------

     Calendar Year-to-Date Total Return as of September 30, 2011: -19.64%

     During the periods shown in the bar chart, the Fund's best quarter was up 25.70% (quarter ended June 30, 2009) and the Fund's worst quarter was down -22.28% (quarter ended December 31, 2008).

After-tax returns are shown only for Institutional Shares and after-tax returns for A Shares will vary.



AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2010)                    1 YEAR  5 YEARS 10 YEARS
------------------------------------------------------------ ------- ------- --------
Institutional Shares Return Before Taxes                     16.08%  4.36%    3.30%
Institutional Shares Return After Taxes on Distributions(1)  15.87%  2.97%    2.44%
Institutional Shares Return After Taxes on Distributions and
   Sale of Fund Shares(1)                                    10.67%  3.54%    2.71%
A Shares Return Before Taxes(2)                              11.83%  3.40%     N/A
MSCI ACWI ex-US Net Index (reflects no deduction
   for fees, expenses or taxes)                              11.15%  4.82%    5.54%



(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



(2) From inception of the Fund's A Shares on December 20, 2005, through December 31, 2010, the average annual total return was 3.48% for the A Shares and 2.43% for the MSCI ACWI ex-US Net Index.



MANAGEMENT

INVESTMENT ADVISER

Rodney Square Management Corporation ("RSMC") is the investment adviser for the Fund.

INVESTMENT SUB-ADVISERS

     Acadian Asset Management LLC; Artio Global Management LLC; Dimensional Fund Advisors LP; Goldman Sachs Asset Management, L.P.; Parametric Portfolio Associates LLC; Principal Global Investors LLC; Wilmington Trust Investment Management,
LLC ("WTIM").

PORTFOLIO MANAGERS

The following table lists the persons responsible for the day-to-day management of the Fund's portfolio:




NAME                LENGTH OF SERVICE             TITLE
------------------- ----------------------------- ----------------------------
R. SAMUEL FRAUNDORF Portfolio Manager of the Fund President of WTIM
                    since 2004.
------------------- ----------------------------- ----------------------------
GEORGE CHEN         Portfolio Manager of the Fund Assistant Vice President and
                    since 2005.                   Research Analyst at WTIM
------------------- ----------------------------- ----------------------------
AMANDA M. COGAR     Portfolio Manager of the Fund Assistant Vice President and
                    since 2005.                   Research Analyst at WTIM
                    since 2005.                   Research Analyst at WTIM
------------------- ----------------------------- ----------------------------

PURCHASE AND SALE OF SHARES


PURCHASE MINIMUMS             INITIAL           SUBSEQUENT
--------------------          --------          ----------
INSTITUTIONAL SHARES          $500,000          None
--------------------          --------          ----------
A SHARES                      $ 1,000           None
--------------------          --------          ----------




     You may purchase and sell (redeem) your shares each day the New York Stock Exchange is open. You may purchase and sell your shares through your financial intermediary or by mail (Wilmington Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9828, Providence, RI 02940) or telephone ((800) 336-9970).



TAX INFORMATION



     The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or your shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Your withdrawals from a retirement plan may be subject to federal income tax.



PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

     If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

                WILMINGTON MULTI-MANAGER REAL ASSET FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is to achieve long-term preservation of capital with current income.

FEES AND EXPENSES OF THE FUND

     The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in A Shares of the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the section "Purchase of Shares" on page 27 of the Fund's Prospectus.

SHAREHOLDER FEES
(fees paid directly from your investment):         INSTITUTIONAL SHARES          A SHARES
Maximum Sales Charge (Load) Imposed on Purchases
(as a % of offering price)                                 None                    3.50%
Redemption Fee (as a percentage of amount redeemed
  within 60 days of purchase)                             1.00%                    1.00%



ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the
value of your investment):                         INSTITUTIONAL SHARES          A SHARES
Management Fees                                            0.67%                   0.67%
Distribution (12b-1) and/or Service Fees                   None                    0.25%
Other Expenses                                             0.33%                   0.33%
Acquired Fund Fees and Expenses                            0.11%                   0.11%
TOTAL ANNUAL FUND OPERATING EXPENSES                       1.11%                   1.36%



EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:




                              1 YEAR    3 YEARS    5 YEARS     10 YEARS
Institutional Shares           $113       $353       $612       $1,352
A Shares                       $484       $766     $1,069       $1,928




PORTFOLIO TURNOVER



     The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes if Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 199% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

PRINCIPAL INVESTMENT STRATEGIES

     The Fund, under normal market conditions invests at least 80% of its net assets in "real return" assets consisting of (i) inflation-protected debt securities, (ii) real estate-related securities, and (iii) commodity/natural resource-related securities.

     The Fund considers a company to be a real estate company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.



     The Fund will invest in real estate companies, such as real estate investment trusts ("REITs") that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry. The Fund may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry.



     In order to gain exposure to the commodities markets without investing directly in physical commodities, the Fund invests in investment companies, exchange traded funds ("ETFs"), structured notes, futures contracts, forward currency exchange contracts, currency futures and swap agreements. The Fund's anticipated use structured notes, futures contracts, forward currency exchange contracts, currency futures and swap agreements is expected to be frequent and may at times be substantial. The Fund may also invest in common stocks, preferred stocks and convertible securities of issuers in commodity-related industries to gain exposure to the commodities markets.

     The investment adviser, Rodney Square Management Corporation ("RSMC"), determines the Fund's asset allocation among the "real return" assets. RSMC anticipates allocating approximately 20%-80% to inflation-protected debt securities, 0%-60% to real estate-related securities and 0%-40% to commodity/natural resource-related securities. The allocations and/or actual holdings will vary from time to time.

     The Fund utilizes a multi-manager strategy in which RSMC allocates the Fund's assets among a number of sub-advisers, or invests directly (up to 60% of the Fund's assets) in ETFs. Subject to the supervision of RSMC, each sub-adviser acts independently from the others and utilizes its own distinct investment style in buying and selling securities within the constraints of the Fund's investment objective, strategies and restrictions. The Fund may invest up to 55% of its assets in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment may fluctuate significantly from day-to-day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by Federal Deposit Insurance Corporation or any other governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to the principal risks described below.

         o ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers of the Fund.

         o COMMODITY/NATURAL RESOURCE-RELATED SECURITIES RISK: The risk that investing in commodity-related securities investments may subject the Fund to greater volatility than investments in other kinds of securities. In addition to overall market movements, commodity-related securities may be adversely impacted by commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

         o DEBT SECURITY RISK: Fixed income securities are subject to credit risk, interest rate risk and prepayment risk.



         o EMERGING MARKETS RISK: The risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

         o FOREIGN SECURITIES RISK: The risk that investing in foreign (non-U. S. ) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U. S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund's investments to decline.



         o FORWARD CURRENCY EXCHANGE CONTRACT RISK: A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

         o FUTURES CONTRACTS RISK: The risks associated with futures include: the potential inability to terminate or sell a position, the lack of a liquid secondary market for the Fund's position and the risk that the counterparty to the transaction will not meet its obligations.

         o INFLATION-INDEXED DEBT SECURITIES RISK: Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The performance of any securities that are indexed to non-U. S. rates of inflation may be higher or lower than those indexed to U. S. inflation rates.

         o INVESTMENT COMPANY RISK: As a shareholder in an investment company, the Fund bears its pro-rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses.

         o LEVERAGE RISK: The risk associated with securities transactions or practices that multiply small market movements into larger changes in value.

         o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

         o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

         o MULTI-MANAGER RISK: The investment styles employed by sub-advisers may not be complementary. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Fund's realization of capital gains.

         o RISKS OF REAL ESTATE-RELATED SECURITIES: Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. REITs involve additional risk factors including poor performance by a REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax- free distribution of income or exemption under the Investment Company Act of 1940 (the "1940 Act"). Since REITs have expenses of their own, the Fund will bear a proportionate share of these expenses in addition to the expenses of the Fund.

         o STRUCTURED NOTE RISK: The value of these notes will rise or fall in response to changes in the underlying commodity or related index. These notes expose the Fund to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. These notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

         o SWAP AGREEMENT RISKS: The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund's exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

         o VALUATION RISK: The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing:

         o        changes in the Fund's performance from year-to-year; and

         o how the Fund's average annual returns for one year, five year and since inception periods compared to those of a broad measure of market preformance.



          The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at wilmingtonfunds.com and/or by calling the Fund toll-free at (800) 336-9970.



     The annual returns in the bar chart are for the Fund's Institutional Shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.

ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION



[Graphic Omitted]

Calendar Year Percent
------------- -------
2004          28.49%
------------- -------
2005          13.20%
------------- -------
2006          15.29%
------------- -------
2007          8.01%
------------- -------
2008          -17.93%
------------- -------
2009          12.90%
------------- -------
2010          11.22%
------------- -------

Calendar Year-to-Date Total Return as of September 30, 2011: -3.57%



     During the periods shown in the bar chart, the Fund's best quarter was up 14.70% (quarter ended December 31, 2004) and the Fund's worst quarter was down -19.41% (quarter ended December 31, 2008).

After-tax returns are shown only for Institutional Shares and after-tax returns for A Shares will vary.



                                                                                          SINCE
AVERAGE ANNUAL TOTAL RETURNS                                                            INCEPTION
(for the periods ended December 31, 2010)                                1 YEAR 5 YEARS  (7/1/03)
--------------------------------------------------------------------    ------- ------- ---------
Institutional Shares Return Before Taxes                                11.22%  5.11%    10.47%
Institutional Shares Return After Taxes on Distributions(1)             10.06%  3.69%     8.92%
Institutional Shares Return After Taxes on Distributions and
  Sale of Fund Shares(1)                                                 7.29%  3.69%     8.46%
A Shares Return Before Taxes(2)                                          7.09%  4.10%      N/A
Barclays Capital Government Inflation-Linked Bond Index
  (USD Hedged) (reflects no deduction for fees, expenses or taxes)       5.43%  4.74%     5.17%
Blended Index (reflects no deduction for fees, expenses or taxes)(3)    14.04%  5.09%     8.09%



(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



(2) From inception of the Fund's A Shares on December 20, 2005, through December 31, 2010, the average annual total return was 4.20% for the A Shares, 4.74% for the Barclays Capital Government Inflation-Linked Bonds Index (USD Hedged), and 5.09% for the Blended Index.
(3) The Blended Index is calculated by the investment adviser and represents the weighted return of 50% Barclays Capital U.S. TIPS Index, 30% NAREIT Equity Index and 20% Dow Jones -- UBS Commodity Index Total Return for the period from inception until January 1, 2009 and 40% Barclays Capital Government ILB, 30% S&P Developed Property Index(TM) and 30% Dow Jones -- UBS Commodity Index for the period since January 1, 2009.



MANAGEMENT

INVESTMENT ADVISER

Rodney Square Management Corporation ("RSMC") is the investment adviser for the Fund.

INVESTMENT SUB-ADVISERS



     CBRE Clarion Securities LLC; EII Realty Securities, Inc; HSBC Global Asset Management (France); Pacific Investment Management Company, LLC; Wilmington Trust Investment Management, LLC ("WTIM").



PORTFOLIO MANAGERS

The following table lists the persons responsible for the day-to-day management of the Fund's portfolio:



NAME                LENGTH OF SERVICE             TITLE
------------------- ----------------------------- ----------------------------
R. SAMUEL FRAUNDORF Portfolio Manager of the Fund President of WTIM
                    since 2004.
------------------- ----------------------------- ----------------------------
GEORGE CHEN         Portfolio Manager of the Fund Assistant Vice President and
                    since 2005.                   Research Analyst at WTIM
------------------- ----------------------------- ----------------------------
AMANDA M. COGAR     Portfolio Manager of the Fund Assistant Vice President and
                    since 2005.                   Research Analyst at WTIM
------------------- ----------------------------- ----------------------------

PURCHASE AND SALE OF SHARES


PURCHASE MINIMUMS             INITIAL           SUBSEQUENT
--------------------          --------          ----------
INSTITUTIONAL SHARES          $500,000          None
--------------------          --------          ----------
A SHARES                      $ 1,000           None
--------------------          --------          ----------




     You may purchase and sell (redeem) your shares each day the New York Stock Exchange is open. You may purchase and sell your shares through your financial intermediary or by mail (Wilmington Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9828, Providence, RI 02940) or telephone ((800) 336-9970).



TAX INFORMATION



     The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or your shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Your withdrawal from a retirement plan may be subject to federal income tax.



PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

     If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

INVESTMENT OBJECTIVES

     The Wilmington Multi-Manager International Fund ("International Fund") seeks superior long-term capital appreciation. The Wilmington Multi-Manager Real Asset Fund ("Real Asset Fund") seeks long-term preservation of capital with current income. These investment objectives may not be changed without shareholder approval. There is no guarantee that a Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

     Under normal market conditions, the International Fund invests at least 85% of its assets in a diversified portfolio of equity (or equity-related) securities of foreign issuers, including:

         o        Common stocks of foreign issuers;

         o Preferred stocks and/or debt securities that are convertible into securities of foreign issuers or that otherwise exhibit equity- like characteristics;



         o Equity securities of foreign issuers listed or traded in the form of depositary receipts, including but not limited to European Depositary Receipts, Global Depositary Receipts, American Depositary Receipts and non-voting depositary receipts; and



         o Open-end or closed-end investment companies that primarily invest in the equity securities of issuers in a single country or geographic region directly, including ETFs.

     Foreign issuers are those issuers which (i) are organized outside of the United States or (ii) derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed outside of the United States or (iii) have at least 50% of their assets situated outside of the United States. Sub-advisers of the International Fund have discretion to invest in securities issued by companies domiciled in emerging market countries. Because securities of companies operating in emerging markets may be subject to increased political, social and economic risks and therefore may be more volatile, the International Fund will limit investment in emerging market securities to no more than 35% of its assets.



     The International Fund may attempt to hedge against currency risks associated with its portfolio securities by using forward foreign currency exchange contracts. The International Fund may also invest in fully collateralized equity index futures as a substitute for conventional equity securities.



     The REAL ASSET FUND, under normal market conditions invests at least 80% of its net assets in "Real Return" assets consisting of (i) inflation-protected debt securities, (ii) real estate-related securities, and (iii) commodity/natural resource-related securities. In managing the Real Asset Fund, the investment adviser determines the Real Asset Fund's strategic asset allocation among Real Return assets. The following table illustrates the range of the Real Asset Fund's allocation among the Real Return asset classes (the allocations and/or actual holdings will vary from time to time):


                                                            COMMODITY/
INFLATION-PROTECTED             REAL ESTATE-              NATURAL RESOURCE-
  DEBT SECURITIES            RELATED SECURITIES          RELATED SECURITIES
-------------------          ------------------          ------------------
     20%-80%                        0%-60%                     0%-40%


     INFLATION-PROTECTED DEBT SECURITIES. Inflation-protected debt securities are fixed-income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation. With respect to this portion of its portfolio, the Real Asset Fund will invest in Treasury Inflation Protected Securities ("TIPS"), foreign currency-denominated inflation-protected securities and other fixed-income securities not adjusted for inflation. Such other fixed-income securities may include: U.S. Government bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities. The Real Asset Fund may invest in securities with effective or final maturities of any length. The Real Asset Fund may adjust its holdings or its average duration based on actual or anticipated changes in interest rates or credit quality. TIPS are notes and bonds issued by the U.S. Treasury whose principal amounts are adjusted monthly to reflect the effects of inflation. The principal value is adjusted for changes in inflation as measured by the Consumer Price Index for Urban Consumers and interest is paid on the inflation-adjusted principal. TIPS are backed by the full faith and credit of the U.S. Government.

     REAL ESTATE-RELATED SECURITIES. The Real Asset Fund also invests in securities of domestic and foreign companies that are primarily engaged in the real estate industry (real estate companies). The Real Asset Fund considers a company to be a real estate company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

     The Real Asset Fund will invest in real estate companies, such as REITs that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.

     The Real Asset Fund may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry.

     COMMODITY / NATURAL RESOURCE-RELATED SECURITIES. Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock and precious metals. In order to gain exposure to the commodities markets without investing directly in physical commodities, the Real Asset Fund invests in common and preferred stocks and convertible securities of issuers in commodity-related industries and other financial instruments and securities including interests in baskets of equity securities, ETFs and other investment companies.

     The Real Asset Fund may also invest in "commodity-linked derivative instruments." Commodity-linked derivative instruments include commodity options contracts, futures contracts, options on futures contracts and commodity-linked notes and swap agreements. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

     The value of a commodity-linked derivative instrument is generally based upon the price movements of a physical commodity (such as oil, gas, gold, silver, other metals or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets.

     The Real Asset Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index. These notes expose the Real Asset Fund to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. These notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Real Asset Fund may receive more or less principal than it originally invested. The Real Asset Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

     The Real Asset Fund may invest up to 55% of its assets in foreign securities. The Real Asset Fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy. The Fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

     ALL FUNDS. Each Fund employs a multi-manager approach, relying on several sub-advisers with different investment philosophies to manage a portion of the Fund's assets under the general supervision of RSMC. RSMC may also allocate a portion of the Fund's assets (up to 60%) to shares of ETFs whose underlying investments are consistent with a Fund's investment objective. As a shareholder in an investment company, a Fund bears its pro-rata portion of an ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with SEC exemptive relief granted to such ETFs.

     RSMC allocates the balance of a Fund's assets between or among the sub-advisers. When making these allocation decisions, RSMC considers, among other things, its expectations for the performance of the U.S. economy and financial markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity markets (and with respect to the Real Asset Fund, the real estate and commodities markets), the outlook and projected growth of various industrial sectors, and information relating to business cycles.

     The multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. This multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of another sub-adviser. There can be no guarantee that the expected advantage of the multi-manager arrangement will be achieved.

     The frequency of portfolio transactions and each Fund's turnover rate will vary from year to year depending on the market. A higher turnover rate may increase transaction costs (i.e., brokerage commissions) and may result in higher taxes if Fund shares are held in a taxable account. Such factors may have the effect of lowering overall Fund performance.

     Any percentage limitations with respect to assets of a Fund or the capitalization requirement of companies in which a Fund invests are applied at the time of purchase.

     In anticipation of or in response to adverse market conditions, for cash management purposes, or for temporary defensive positions, a Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. A Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that a Fund will achieve its investment objective.

INVESTMENT STRATEGIES OF THE SUB-ADVISERS TO THE INTERNATIONAL FUND

ACADIAN ASSET MANAGEMENT LLC ("ACADIAN")

     Acadian provides global equity management across a wide spectrum of investment mandates by risk level, style, cap size and other criteria. Acadian employs structured stock and region/industry valuation models that are customized to each market. Acadian has designed its models to capture a broad range of characteristics such as value, earnings growth and technical factors.

     Acadian uses stock factors to attempt to predict how well each stock in its 40,000 stock universe will perform relative to other stock in its region/industry peer group. Acadian also applies separate models to forecast region/industry level returns, in order to attempt to predict how well each region/industry peer group will perform relative to others. Acadian combines and weights the values of all factors and uses a proprietary calculation to determine a return forecast for each stock. Acadian then uses a portfolio optimization program to trade off the expected return of the stocks with such considerations as the client's benchmark index, desired level of risk, transaction costs and other specifications.

ARTIO GLOBAL MANAGEMENT LLC ("ARTIO GLOBAL")



     Artio Global employs a "core" approach to the management of international equities. As such, its strategy invests in both "growth" and "value" companies. The flexibility to tilt Artio Global's allocation of the Fund toward either growth or value sectors based upon an assessment of where real value resides in the market provides Artio Global with one means of potentially generating out-performance. Artio Global believes in well-diversified, international equity portfolios.



     Artio Global utilizes different investment tactics for different markets. Within the developed market sector, individual company factors (bottom-up factors) dominate. In the emerging markets, macro-economic and political factors (top-down factors) dominate. Finally, in Japan, Artio Global employs a "hybrid" approach employing both top-down and bottom-up approaches. Artio Global will invest in large, mid-sized and smaller companies, but prefers the larger, more liquid issues unless the smaller companies offer a significant advantage in expected future return.

DIMENSIONAL FUND ADVISORS LP ("DIMENSIONAL")



     Dimensional's international value investment strategy uses country selection criteria, value considerations, quantitative and qualitative screening processes, and country and security weighting guidelines to construct an investment portfolio. Country selection is based on the countries included in the MSCI World Ex-US Index. Dimensional generally seeks to invest in large-cap companies that Dimensional determines to be value stocks. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value. The international equity team currently plans to use its international value investment strategy to invest in approximately 23 developed market countries.



GOLDMAN SACHS ASSET MANAGEMENT, L.P. ("GSAM")

     GSAM's Structured International Strategy seeks to achieve consistent relative outperformance. GSAM's investment team seeks to create portfolios with style, sector, risk and capitalization characteristics similar to the MSCI EAFE Growth Index but positioned to outperform through superior underlying stock selection. Under normal circumstances, GSAM expects to invest in approximately 100-300 securities on behalf of the Fund.

PARAMETRIC PORTFOLIO ASSOCIATES, LLC ("PPA")

     EMERGING MARKETS STRATEGY. PPA provides emerging market exposure through its disciplined and structured investment approach that emphasizes broad exposure to emerging market countries, economic sectors and issuers. A company is considered to be located in an emerging market country if it is domiciled in or derives more than 50% of its revenues or profits from emerging market countries. An "emerging market country" is any country determined by PPA to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. Emerging market countries are generally countries not considered to be developed market countries, and therefore not included in the Morgan Stanley Capital International (MSCI) World Index. Emerging market countries include countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. PPA seeks to employ a top-down, disciplined and structured investment process that emphasizes broad exposure and diversification among emerging market countries, economic sectors and issuers. This strategy utilizes targeted allocation and periodic rebalancing to take advantage of certain quantitative and behavioral characteristics of emerging markets identified by the portfolio manager. The portfolio manager selects and allocates across countries based on factors such as size, liquidity, level of economic development, local economic diversification, perceived risk and potential for growth.

     PPA maintains a bias to broad inclusion; that is, it allocates its portfolio holdings to more emerging market countries rather than fewer emerging market countries. Relative to capitalization-weighted country indexes, individual country allocation targets emphasize the less represented emerging market countries. PPA's country allocations are rebalanced periodically to their target weight which has the effect of reducing exposure to countries with strong relative performance and increasing exposure to countries which have underperformed. Within each country, PPA seeks to maintain exposure across key economic sectors such as industrial / technology, consumer, utilities, basic industry / resource and financial.

     Relative to capitalization-weighted country indexes, the portfolio managers target weights to these sectors to emphasize the less represented sectors. The portfolio managers select individual securities as representative of their economic sectors and generally weight them by their relative capitalization within that sector.



     DEVELOPED MARKETS (EX-US) STRATEGY. PPA uses a quantitative approach to build a developed countries portfolio in accordance with RSMC's allocation instructions with respect to "growth" style securities and "value" style securities. PPA invests in a representative sample of securities of the MSCI World ex-US Index. The portfolio is constructed to track a blend of the growth and value portions of the MSCI World ex-US Index, weighted to reflect RSMC's style allocation. PPA will manage the portfolio to have similar characteristics to those of growth and value components of the MSCI World ex-US Index, including such measures as size, dividend yield, price-to-earnings ratio, relative volatility, industry, economic sector exposure and price-to-book ratio. This essentially means building a portfolio with a growth portion based on the MSCI World ex-US Growth Index and a value portion based on a MSCI World ex-US Value Index. The percentage amount allocated to the growth and value portions of the Index will be determined by RSMC and the allocation to growth or value may range from 0% to 100%. It is not expected that PPA will hold all of the securities that are included in the MSCI World ex-US Index or its growth or value component. The MSCI World ex-US Index currently includes securities from the following developed countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom.



     The performance of the developed markets strategy implemented by PPA in the Fund and that of the Index will differ due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and RSMC's allocation between growth and value styles. The return for each of the growth and value portions of the portfolio is intended to correlate closely with the return of the MSCI ex-US World Index's growth and value components by selecting a portion of the stocks represented in the Index using proprietary quantitative techniques developed by PPA. PPA also uses these techniques to make sell decisions. Notwithstanding these strategies, there is no assurance that PPA's investment performance will equal or approximate that of the index.

PRINCIPAL GLOBAL INVESTORS, LLC ("PGI")

     PGI's international emerging market investment strategy focuses on superior stock selection and disciplined risk management to provide consistent out-performance. The firm's stock selection process is based on integrated fundamental research, combining both quantitative and qualitative company analysis. The selection process seeks to identify companies with improving and sustainable business fundamentals, rising investor expectations and attractive relative valuations. In order to maximize stock selection skills as the primary driver of relative performance, PGI utilizes advanced portfolio construction techniques and portfolio analytical tools to neutralize unintended systematic portfolio risks.

     PGI seeks to achieve its objective by investing in common stocks of companies located in emerging market countries, and / or deriving the majority of their revenues and earnings from emerging markets countries. For PGI, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community, including but not limited to the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation. This includes a wide range of countries, primarily in Asia, Latin America, Eastern Europe, the Middle East and Africa. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. PGI focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

     PGI constructs a portfolio that is broadly diversified with comparable regional and economic sector distributions similar to those of capitalization weighted market benchmarks. Individual security weightings are also limited to prevent excessive concentration in any single company. Individual security selection across a broad universe of companies is expected to be the primary source of return differentials over time relative to market benchmarks, with lesser contributions from industry and country allocations.

STRATEGIES OF ADVISER/SUB-ADVISERS TO THE REAL ASSET FUND

RODNEY SQUARE MANAGEMENT CORPORATION ("RSMC")

     ENHANCED CASH STRATEGY. RSMC manages a portion of the Real Asset Fund allocated to its "enhanced cash strategy." Investments will consist of money market instruments, including fully collateralized repurchase agreements, commercial paper, bank certificates of deposit, treasury securities, corporate bonds and floating rate notes. Investments will be selected to maximize the return relative to 3-month Treasury bills. In implementing this strategy, RSMC will use quantitative and economic analysis to allocate assets among issuers of different quality, sectors, industries and positions on the yield curve. RSMC will consider factors which influence yields on short-term securities including, but not limited to, inflation, economic growth and Federal Reserve Board monetary policy. These factors will influence the selection of sectors for investment, as well as the average maturity of the portfolio. While the investment process is similar to that used for money market funds, there is a greater emphasis on incremental return than on daily liquidity needs.

     TIPS STRATEGY. Although RSMC does not currently manage any assets of the Real Asset Fund under its TIPS strategy, it may do so in the future. The RSMC TIPS portfolio is managed to provide competitive returns using the Barclays U.S. TIPS Index as the benchmark. RSMC attempts to identify value opportunities and determine the optimal yield curve position for the Real Asset Fund. Research is conducted through the use of models, relative value tools and fundamental and quantitative research. The TIPS modeling focuses on the weighting of the index within defined duration cell brackets and the yield and duration characteristics for each bracket. The portfolio is constructed by investing in TIPS securities that reflect economic trends and identify opportunities using these characteristics. The portfolio is expected to benefit from using the least expensive and higher yielding securities within each cell bracket to add incremental returns.



CBRE CLARION SECURITIES LLC ("CBRE CLARION") (FORMERLY ING CLARION REAL ESTATE SECURITIES, LLC)

     CBRE Clarion manages portion of the Real Asset Fund's assets allocated to global real estate-related securities. CBRE Clarion uses a multi-step investment process for constructing an investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection. First, CBRE Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sections and regions, through a systematic evaluation of public and private property market trends and conditions. Second, CBRE Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including: (i) value and property; (ii) management and strategy; and
(iii) capital structure.



EII REALTY SECURITIES INC. ("EII")

     EII manages a portion of the Real Asset Fund's assets allocated to global real estate-related securities. EII will construct a portfolio that under normal market conditions, will consist of: equity and equity-linked securities of U.S. and non-U.S. companies that are actively engaged in the ownership, development and management of real estate investment trusts (REITs) and real estate operating companies. The portfolio may also invest in but are not limited to common stock, preferred stock, convertible securities, depositary receipts and rights and warrants. By investing in the major global property markets (including those in emerging market countries), EII seeks to benefit from the cyclical nature of the real estate industry, the expanding role of securitization in global property markets and broad exposure to investing in different markets worldwide. EII seeks to maximize risk-adjusted returns and evaluates the relative risks of each investment in the context of overall portfolio risk. EII closely monitors the exposure to markets and countries with the highest levels of risk (as measured by standard deviation of returns). EII's investment process employs a combination of a "top-down," macro level analysis, together with rigorous "bottom-up," fundamental securities and real estate research and analysis on individual companies. EII places an emphasis on companies that it believes are under-valued and/or lesser known, well managed and well positioned to capitalize on the trends in their respective markets.

HSBC GLOBAL ASSET MANAGEMENT (FRANCE) ("HSBC") (FORMERLY SINOPIA ASSET MANAGEMENT, S.A.)

     HSBC also manages a portion of the Real Asset Fund's allocation to global inflation-protected securities. HSBC constructs a portfolio that primarily consists of global inflation-linked bonds and other debt instruments including money market instruments. HSBC seeks to invest in developed inflation-linked bond markets, including those of the Euro Zone (currently France, Italy, Germany, Greece), the United States, the United Kingdom, Sweden, Canada, Australia and Japan. HSBC attempts to maximize performance by actively managing: (i) the overall sensitivity of the portfolio to changes in real interest rates, (ii) the allocation between various inflation indices, (iii) the allocation between different issuers of international inflation-linked bonds, (iv) the portfolio's position on the real interest rate curve and (v) the tactical allocation between inflation-linked bonds and money market securities. In addition, HSBC may utilize certain currency hedging techniques to attempt to minimize the impact of exchange rates on portfolio performance.



PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO")

     PIMCO manages a portion of the Real Asset Fund's allocation to global inflation-protected debt securities. In managing the Real Asset Fund's assets, PIMCO utilizes its Global Real Return strategy and its Emerging Market (EM) Local Bonds Index strategy. Approximately, 85% of the assets allocated to PIMCO will be managed pursuant to the Global Real Return strategy and approximately 15% of the assets allocated to PIMCO will be managed utilizing the Emerging Market (EM) Local Bonds Index strategy. Under each strategy at least 70% of the assets allocated to PIMCO will be invested in inflation-linked debt securities. In implementing each strategy, PIMCO uses a multi-step investment process for constructing an investment portfolio that includes both top-down and bottom-up decision making. First, PIMCO performs secular analysis in which it formulates its outlook for global bond markets over the next three to five years. Second, PIMCO conducts an analysis of cyclical or business cycle trends. The top-down strategies implemented by PIMCO tend to focus on the portfolio's exposure to interest rates, changing volatility, yield curve positioning and sector rotation. Third, PIMCO's Investment Committee works on a consensus basis to develop major strategies that serve as a model for the portfolio. In order to achieve each strategy's objective, PIMCO may invest in inflation debt securities and other fixed income securities, including but not limited to: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities"); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or "indexed" securities and event-linked bonds; loan participations and assignments including participations in delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

PRINCIPAL RISKS OF THE FUNDS

     The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds' Statement of Additional Information ("SAI") which is available on the Funds' website at http://www. wilmingtonfunds.com. Each Fund may be subject to additional principal risks other than those described below because the types of investments made by a Fund can change over time.

         o ALLOCATION RISK (ALL FUNDS): The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers of a Fund. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on the Fund's performance.



         o        COMMODITY/NATURAL RESOURCE-RELATED SECURITIES RISK (REAL
                  ASSET FUND): The Real Asset Fund's investments in commodity/natural resource-related securities and commodity-linked derivative instruments may subject that Fund to greater volatility than investments in traditional securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The Real Asset Fund's ability to invest in commodity linked derivatives may be restricted by certain provisions of the Internal Revenue Code of 1986, as amended (the "IRC") relating to the Real Asset Fund's qualification as a regulated investment company ("RIC"). See the Funds' SAI for more information on these restrictions.



         o DEBT SECURITY RISKS (ALL FUNDS): A Fund may invest in debt securities, which are subject to credit risk and interest rate fluctuations. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Interest rate risk is the risk of market losses attributable to changes in interest rates. For example, interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Debt securities are also subject to a prepayment risk. Depending on market conditions, the new investments may or may not carry the same interest rate.



                  DERIVATIVES RISK (ALL FUNDS): In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Derivative instruments involve risks different from direct investments in underlying securities. These risks include: the risk of imperfect correlation between the value of the instruments and the underlying assets; risk of default by the other party to certain transactions; risk that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risk that the instruments may not be liquid. Using derivatives can increase the volatility of a Fund's share price. For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument. The use of derivatives may involve leverage. See "Principal Risk Information - Leverage Risk. " Leverage may accelerate or exaggerate losses that occur from a direct investment in the underlying assets. Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding periods for certain of the Fund's assets and defer recognition of certain of the Fund's losses. The Funds' ability to invest in derivatives may be restricted by certain provisions of the IRC relating to the Funds' qualification as RICs.



         o EMERGING MARKETS RISK (ALL FUNDS): Some foreign markets in which a Fund may invest are considered to be emerging markets. The risks of foreign investments are usually greater for emerging markets than more developed markets. See "Foreign Securities Risks" below. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest.

         o FOREIGN SECURITIES RISKS (ALL FUNDS): The Funds may invest in securities of foreign issuers. These markets are subject to special risks associated with foreign investments not typically associated with investing in U. S. markets including:

CURRENCY RISK. Because the foreign securities in which a Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the NAV for the Funds is determined on the basis of U.S. dollars, a Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of a Fund's holdings in foreign securities.

FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

FOREIGN TAX RISK. Income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, a Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax.

INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

INVESTMENT RESTRICTION RISK. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

POLITICAL AND ECONOMIC RISKS. Investing in foreign securities is subject to the risk of political, social, or economic instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement of currency or other assets, and nationalization of assets.

         o FORWARD CURRENCY EXCHANGE CONTRACT RISK (ALL FUNDS): A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

         o FUTURES CONTRACTS RISK (ALL FUNDS): The risks associated with futures include: the potential inability to terminate or sell a position, the lack of a liquid secondary market for a Fund's position and the risk that the counterparty to the transaction will not meet its obligations.

         o IPO RISK (ALL FUNDS): A Fund may acquire common and preferred stock of issuers in an initial public offering ("IPO"). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and may result in higher taxes if Fund shares are held in a taxable account. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on performance).

         o        INFLATION-INDEXED DEBT SECURITIES RISK (REAL ASSET FUND):
                  Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation- indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. The performance of any securities that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates.



         o INVESTMENT COMPANY RISK (ALL FUNDS): As a shareholder in an investment company, the Fund bears its pro-rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses.



         o LEVERAGE RISK (ALL FUNDS): The risk associated with securities transactions or practices that multiply small market movements into larger changes in value. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leverage risk. The use of leverage may require the liquidation of portfolio positions to satisfy obligations or to meet segregation requirements when it may not be advantageous to do so. In addition, leverage may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. The Funds will maintain asset segregation policies and the asset coverage requirements which comply with the current position of the SEC and its staff.

         o LIQUIDITY RISK (ALL FUNDS): The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

         o MARKET RISK (ALL FUNDS): The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         o MULTI-MANAGER RISK (ALL FUNDS): The investment styles employed by sub-advisers may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in a Fund or portfolio indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to the Fund's performance depending upon the performance of those securities and the overall economic environment. The multi- manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a Fund's realization of capital gains.

         o OPPORTUNITY RISK (ALL FUNDS): The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.



         o PREFERRED STOCK RISK (INTERNATIONAL FUND): In addition to general market conditions or issuer-specific events, the value of a preferred stock may be affected by interest rates, the credit quality of the issuing corporation and any call provisions.

         o        RISKS OF REAL ESTATE-RELATED SECURITIES (REAL ASSET FUND):
                  The Real Asset Fund will invest in the real estate industry. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which the Real Asset Fund invests.

                  Along with the risks common to real estate and other real estate-related securities, REITs involve additional risk factors including poor performance by a REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow. REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Because REITs are not diversified, their value may fluctuate more widely, and they may be subject to greater risks, than if they invested more broadly. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because of these and additional factors, REITs may not exhibit the same or any correlation with inflation as real estate or other real estate securities exhibit. Since REITs have expenses of their own, the Real Asset Fund will bear a proportionate share of these expenses in addition to the expenses of the Real Asset Fund.

         o STRUCTURED NOTE RISK (REAL ASSET FUND): The value of these notes will rise or fall in response to changes in the underlying commodity or related index. These notes expose the Fund to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. These notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

         o SWAP AGREEMENT RISKS (REAL ASSET FUND): The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund's exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

         o VALUATION RISK (ALL FUNDS): The risk that a fund has valued certain of its securities at a higher price than it can sell them.

DISCLOSURE OF PORTFOLIO HOLDINGS

     A description of the Funds' policies and procedures with respect to the disclosure of their portfolio securities is available in the Funds' SAI, which is available, free of charge, by calling (800) 336-9970 and on the Funds' website at www.wilmingtonfunds.com. The SAI may also be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at www.sec.gov.

                            MANAGEMENT OF THE FUNDS

     The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER



     Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned indirect subsidiary of M&T Bank Corporation ("M&T"), which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3280 Peachtree Road NE, 27th Floor, Atlanta, Georgia 30305, also a wholly owned indirect subsidiary of M&T and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. As the Funds' investment adviser, RSMC has overall responsibility for directing their investments and overseeing the sub-advisers' investment activities. For each Fund under RSMC's supervision WTIM allocates the Fund's assets among sub-advisers and ETFs and oversees the sub-advisers' investment activities. As of September 30, 2011, RSMC had approximately $5.5 billion in assets under management.

     For the fiscal year ended June 30, 2011, the Funds paid, in the aggregate, the following advisory and sub-advisory fees, as a percentage of each Fund's average daily net assets:

                  International Fund          0.82%
                  Real Asset Fund             0.67%




     Subject to its obligation to seek best execution, RSMC may direct the sub-advisers to place trades through designated brokers, which may include brokers affiliated with RSMC or a sub-adviser. Such directed brokerage transactions, placed with an affiliated broker-dealer, will be completed in accordance with the applicable regulatory requirements and the procedures adopted by the Board of Trustees.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission ("SEC"), the Trust and RSMC may enter into new sub-advisory agreements or materially amend existing sub-advisory agreements, subject to approval by the Board (including a majority of Independent Trustees), without obtaining shareholder approval. When a Fund relies on such exemptive relief, the shareholders of the Fund will be provided with information about the sub-adviser and the sub-advisory agreement. Any changes to a sub-advisory agreement that would result in an increase in the overall management and advisory fees of a Fund or involving an affiliate are required to be approved by the shareholders of such Fund.

     A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for each of the Funds is available in the semi-annual report to shareholders for the period ended December 31.

FUND MANAGEMENT

PORTFOLIO MANAGERS-INVESTMENT ADVISER AND SUB-ADVISERS

     The management of the Funds and their sub-advisers is the responsibility of a group of RSMC and WTIM investment professionals, which makes its style allocation, sub-adviser and ETF investment decisions based, in part, upon asset allocation strategy models prepared by the Wilmington Trust Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals at RSMC and WTIM who meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities.

         FOR ALL FUNDS

         RODNEY SQUARE MANAGEMENT CORPORATION, INVESTMENT ADVISER
         WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC, SUB-ADVISER

     R. SAMUEL FRAUNDORF, CFA, CPA is President of WTIM. He was previously Senior Vice President and Chief Operating Officer of WTIM and was Vice President and Director of Research at Wilmington Trust Company, RSMC, and WTIM. Before joining Wilmington Trust in 2004, Mr. Fraundorf was Senior Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf's responsibilities include overall management of WTIM's business, supporting Wilmington Trust's mutual fund business, and involvement in the research efforts of the Investment Research Team and Investment Strategy Team.



     GEORGE CHEN, CFA has been an Assistant Vice President at RSMC and WTIM since January 2005. He has been a Research Analyst for WTIM since 2004, and was a Senior Accountant at Balentine & Company from 1997 to 2003. Mr. Chen is responsible for daily monitoring of manager allocations and cash flows, as well as implementing trades necessary to accommodate inflows and outflows of cash. Mr. Chen is involved in the investment manager selection process, including searches, due diligence and selection. Mr. Chen also conducts research on portfolio construction.

     AMANDA M. COGAR, CFA is an Assistant Vice President and has been a Research Analyst at WTIM since 2004. Previously, she was a Portfolio Administrator at Balentine & Company from 2002 to 2004. Ms. Cogar is responsible for daily monitoring of manager allocations and cash flows, as well as implementing trades necessary to accommodate inflows and outflows of cash. Ms. Cogar is involved in the investment manager selection process, including searches, due diligence and selection. Additionally, Ms. Cogar is responsible for portfolio construction.

     Below is a list of each Fund's sub-advisers and their staff who are jointly and primarily responsible for the day-to-day management of the portion of the Fund's assets allocated to that sub-adviser. Information about portfolio managers' compensation, other accounts managed by the portfolio managers and their ownership in the Funds can be found in the Funds' SAI.

INTERNATIONAL FUND



     ACADIAN ASSET MANAGEMENT LLC. Acadian is a registered investment adviser, with its principal executive office located at One Post Office Square, Boston, MA 02109. As of September 30, 2011, Acadian had assets under management of approximately $40.5 billion. Acadian was founded in 1986.



     ASHA MEHTA, CFA, is a Vice President and Portfolio Manager. Ms. Mehta joined Acadian in 2007 and is focused on researching innovative stock selection factors and enhancing the core equity investment process. Prior to Acadian, Ms. Mehta managed investment decisions at Johnson & Johnson, and held the position of Investment Banker at Goldman, Sachs, & Co.

     CONSTANTINE P. PAPAGEORGIOU, CFA is a Vice President and Portfolio Manager. Dr. Papageorgiou joined Acadian in August 2006 and is a member of the Research and Portfolio Management Team, where he contributes to improving Acadian's investment processes, portfolio management, and supporting marketing and client service. Prior to Acadian, he spent four years at AlphaSimplex Group in Cambridge, where he developed news-based and high-frequency trading strategies, among other projects. He has also worked with iSpheres, Kana Communications, the MIT Artificial Intelligence Laboratory, and BBN Systems and Technology.



     ARTIO GLOBAL MANAGEMENT LLC. Artio Global, located at 330 Madison Avenue, New York, NY 10017, is a registered investment adviser. As of August 31, 2011, Artio Global had assets under management of approximately $40.4 billion.



     RUDOLPH RIAD YOUNES, CFA, is the Head of International Equities of Artio. Mr. Younes joined the Julius Baer Group in 1993 and specializes in international equity and emerging market investments. Prior to joining the Julius Baer Group, Mr. Younes was an Associate Director at Swiss Bank Corp.

     RICHARD C. PELL is the Chief Executive Officer and the Chief Investment Officer of Artio Global. Mr. Pell joined the Julius Baer Group as Chief Investment Officer in 1995. His investment team is responsible for global and international equity, as well as global balanced management. Prior to joining the Julius Baer Group, Mr. Pell worked for Bankers Trust Company from 1990 to 1995. From 1988 to 1990, Mr. Pell was with Mitchell Hutchins Institutional Investors. From 1983 to 1988, Mr. Pell was with Bank of Tokyo Trust Company.

     DIMENSIONAL FUND ADVISORS LP. Dimensional is a registered investment adviser with its principal executive office located at 6300 Bee Cave Road, Building One, Austin, Texas 78746. As of June 30, 2011, Dimensional had global assets under management of approximately $230.8 billion. Dimensional manages its portion of the Fund's portfolio using a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and all trading personnel. The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. Investment strategies for portfolios managed by Dimensional are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment-related policies and procedures and approves any changes in regards to approved countries, security types and brokers.



     In accordance with the team approach, the Portfolio Managers and Portfolio Traders implement the policies and procedures established by the Investment Committee. The Portfolio Managers and Portfolio Traders also make daily decisions regarding fund management based on the parameters established by the Investment Committee.

     KAREN E. UMLAND, CFA, Senior Portfolio Manager and Vice President of Dimensional, has been a portfolio manager for Dimensional since 1998.

     STEPHEN A. CLARK, Senior Portfolio Manager and Vice President of Dimensional, has been a portfolio manager for Dimensional since 2001.

     JOSEPH H. CHI, CFA, Portfolio Manager and Vice President of Dimensional, has been a portfolio manager for Dimensional since 2005.

JED S. FOGDALL, Portfolio Manager and Vice President of Dimensional, has been a portfolio manager for Dimensional since 2004.

     Dimensional also provides a trading department and selects brokers and dealers to effect securities transactions. Dimensional places securities transactions with a view to obtaining best price and execution. Dimensional has entered into a Consulting Services Agreement with Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFAA"), respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFAA provide certain trading and administrative services to Dimensional with respect to the Fund. Dimensional controls DFAL and DFAA.



     GOLDMAN SACHS ASSET MANAGEMENT, L.P. GSAM, a wholly-owned subsidiary of The Goldman Sachs Group, Inc., is located at 200 West Street, New York, New York 10282. GSAM is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of June 30, 2011, GSAM along with other units of IMD had assets under management of approximately $720 billion. GSAM's Quantitative Investment Strategies (QIS) Group is led by Katinka Domotorffy.

     KATINKA DOMOTORFFY, CFA, is a Managing Director of GSAM. Ms. Domotorffy is the Chief Investment Officer and head of GSAM's QIS Group. Prior to her current role, Ms. Domotorffy was the Head of Strategy for QIS and a Senior Portfolio Manager and researcher working with the global macro/fixed income teams. Ms. Domotorffy joined the QIS team when she joined Goldman Sachs in 1998. She was named Managing Director in 2005 and Partner in 2006. It is anticipated that effective December 31, 2011, Ms. Domotorffy will retire and will no longer have portfolio management responsibilities with respect to the Fund.

     RON HUA, CFA, Managing Director of GSAM, is the Chief Investment Officer of Equity Alpha Strategies for GSAM's QIS team. He joined GSAM as a partner in 2011, and oversees all research, portfolio management and trading for the QIS quantitative equity business. Prior to his current role, Mr. Hua was the Chief Investment Officer and Head of Research for Equity Investments at PanAgora Asset Management from 2004 to 2011.



     LEN IOFFE, CFA, is a Managing Director of GSAM. Mr. Ioffe has been a Senior Portfolio Manager in the QIS Group since 2001. Mr. Ioffe is responsible for global and non-U.S. equity portfolios in developed and emerging markets overseeing new product development, portfolio design, implementation and ongoing management. He joined GSAM in 1994.




     PARAMETRIC PORTFOLIO ASSOCIATES, LLC. PPA is a registered investment adviser with its principal executive office located at 1918 Eighth Avenue, Suite 3100, Seattle, WA 98101. As of September 30, 2011, PPA had assets under management of approximately $35.6 billion.



     Investment policy decisions for PPA's emerging markets strategy and PPA's developed market strategy are made on a team basis led by David Stein and Thomas Seto.

     DAVID M. STEIN, PH.D. is PPA's Chief Investment Officer. Dr. Stein joined PPA in 1997 and prior thereto held senior research, development and portfolio management positions at GTE Investment Management Corp., The Vanguard Group and IBM Retirement Funds.

     THOMAS C. SETO is Portfolio Manager & Director of Portfolio Management. Prior to joining PPA in 1998, Mr. Seto served as Head of U.S. Equity Index Investments at Barclays Global Investors.



     PRINCIPAL GLOBAL INVESTORS, LLC. PGI is a registered investment adviser with its principal executive office located at 801 Grand Avenue, Des Moines, Iowa 50392. As of September 30, 2011, PGI had assets under management of approximately $231.4 billion, inclusive of assets managed by its affiliates. Information regarding PGI's affiliates can be found in the SAI in the section entitled "Sub-Advisory Services."



MICHAEL L. REYNAL serves as lead portfolio manager for the portion of the Fund's assets allocated to PGI. Mr. Reynal joined PGI in 2001 and previously managed and researched international equities at Wafra Investment Advisory Group, Paribas Capital Markets and Barclays de Zoete Wedd.

REAL ASSET FUND

RODNEY SQUARE MANAGEMENT CORPORATION, INVESTMENT ADVISER

     ENHANCED CASH STRATEGY. Joseph M. Fahey, Jr. is responsible for the day-to-day management of the portion of the Real Asset Fund allocated to the enhanced cash strategy.

     JOSEPH M. FAHEY, JR. is a Vice President of WT Mutual Fund and has been a portfolio manager for the Wilmington Money Market Funds since the early 1980s.

     TIPS STRATEGY. Clayton M. Albright, III and Dominick J. D'Eramo are responsible for the day-to-day management of any portion of the Real Asset Fund allocated to RSMC's TIPS strategy.

     CLAYTON M. ALBRIGHT, III, is a Vice President of RSMC and WTIM. Mr. Albright has been affiliated with Wilmington Trust Corporation since 1976 and with RSMC since 1987. Since 1987 Mr. Albright has specialized in the management of intermediate and long-term fixed income funds. In 2007, Mr. Albright was named Managing Director of Fixed Income for RSMC.

     DOMINICK J. D'ERAMO, CFA, is a Vice President of RSMC and WTIM. Mr. D'Eramo has been affiliated with Wilmington Trust Corporation since 1986 and with RSMC since 1987. He has been a fixed income Portfolio Manager since 1990. In 2007, he was named Director of Institutional Fixed Income for RSMC.



     CBRE CLARION SECURITIES, LLC. CBRE Clarion is a registered investment adviser under the Advisers Act, with its principal executive office located at 201 King of Prussia Road, Suite 600, Radnor, PA 19087. As of July 31, 2011, CBRE Clarion had assets under management of approximately $23.2 billion.

     T. RITSON FERGUSON, Chief Executive Officer, Co-Chief Investment Officer ("Co-CIO") and Senior Portfolio Manager, has 25 years of real estate investment experience. Mr. Ferguson oversees the day-to-day management of the portfolio. Mr. Ferguson has served as Chief Investment Officer of CBRE Clarion since 1991 and is the head of the firm's Global Investment Policy Committee.

     STEVEN D. BURTON, Managing Director, Co-CIO and Senior Portfolio Manager, is the lead manager responsible for international real estate strategies and is a member of the firm's Global Investment Policy Committee. Mr. Burton joined CBRE Clarion in 1995 and has 27 years of real estate investment experience.

     JOSEPH P. SMITH, Managing Director, Co-CIO and Senior Portfolio Manager, is the lead manager responsible for U.S. real estate strategies and is a member of the firm's Global Investment Policy Committee. Mr. Smith joined CBRE Clarion in 1997 and has 21 years of real estate investment experience.

     EII REALTY SECURITIES INC. EII is a registered investment adviser under the Advisers Act, with its principal executive office located at 640 Fifth Avenue, 8th Floor, New York, NY 10019. As of September 30, 2011, EII had assets under management of approximately $6.7 billion.

     PETER NIEUWLAND, CFA, Managing Director, joined European Investors in 2001. Mr. Nieuwland is a senior analyst and co-portfolio manager-Europe. From 1996 to 2001, Mr. Nieuwland was an analyst and portfolio manager for ABP Investments in Amsterdam.

     ALFRED C. OTERO, Managing Director, joined European Investors in 1996. Mr. Otero is responsible for the firm's U.S. REIT investment activities and is co-portfolio manager of all global REIT accounts. From 1992 to 1996, he was a Vice President for Mutual of America Capital Management Corp. From 1989 to 1991, he worked as a financial analyst for Chase Manhattan Bank.

     JAMES E. REHLAENDER, Managing Director, joined European Investors in 2000. Mr. Rehlaender is responsible for the firm's international real estate investment activities and is co-portfolio manager of all global REIT accounts. Mr. Rehlaender spent a total of twelve years at La Salle Partners where he developed and marketed their REIT investment activities. Prior to joining European Investors, Mr. Rehlaender developed and founded Global Property Advisors with one of the largest German insurance companies.



     SUANG ENG TSAN, Managing Director of European Investors, Singapore Pte. Ltd, joined European Investors in June 2006. Ms. Tsan is a senior analyst and co-portfolio manager-Asia. Prior to joining EII, Ms. Tsan served as Research Director at Citigroup in Singapore. From 1997 to 2001, she was a property analyst at ABN AMRO Securities and DBS Securities. Ms. Tsan was a property executive at Pidemco Land and Urban Redevelopment Authority.

     HSBC ASSET MANAGEMENT (FRANCE) HSBC is a registered investment adviser under the Advisers Act with its principal executive office located at Immeuble Ile De France, 4, Place de la Pyramide, Puteaux France, 92800. As of June 30, 2011, HSBC had assets under management of approximately $101 billion.




         DELPHINE LANQUETOT, is a Portfolio Manager in the Inflation Linked Bonds & Global Bonds team and has been working in the industry since 2003. Prior to joining HSBC in 2005, Ms. Lanquetot worked as financial engineer at Societe Generale Asset Management. She holds a degree in Mathematics and Financial Engineering from the Ecole Superieure d'Ingenieur Leonard de Vinci, France.

         JEREMIE PESSAYRE, is a Fixed Income portfolio manager and has been working in the industry since 2002. Prior to joining HSBC in 2007, Mr. Pessayre worked as a Fixed Income portfolio manager specialising in inflation linked bonds at Fortis and at La Francaise des Placements. He holds a Postgraduate degree in Applied Mathematics from the Universite Paris Dauphine (France) and from the engineering school ENSAE (France).

         DIANA RADU, is a Portfolio Manager in the Inflation Linked Bonds & Global Bonds team and has been working in the industry since 2006, when she joined HSBC. She graduated with a degree in Economics and Management from the ENS Cachan (France) and holds a Postgraduate degree in Money, Banking and Finance from the Universite Paris I - Panthe on Sorbonne (France).

JULIEN RENONCOURT, is Head of Inflation Linked Bonds & Global Bonds and has been working in the industry since 2000, when he joined HSBC. Mr. Renoncourt leads the team of portfolio managers responsible for managing the portion of the Fund's assets allocated to HSBC. Prior to his current position, Mr. Renoncourt worked as a quantitative global bond fund manager at HSBC Global Asset Management in Japan and then moved to Asia Pacific in Hong Kong, focusing on quantitative global bond portfolios as well as structured products. He holds a Postgraduate degree in Applied Mathematics from the Universite de Lyon (France).


         SOPHIE SENTHILHES, is a Portfolio Manager in the Inflation Linked Bonds & Global Bonds team and has been working in the industry since 1997. Sophie joined HSBC in 1997 as an assistant fund manager in the Guaranteed and Structured Products Team. Ms. Senthilhes was a fund manager for the Fixed Income team between September 1999 and December 2005 before joining the Absolute Return team, in charge of credit spreads and volatility arbitrage strategies. She returned to fixed income fund management in 2008. Ms. Senthilhes graduated from the business school ESC Grenoble (France), and holds a Diploma in Business and Management Studies from the University of Bradford (UK) and a Postgraduate degree in Finance from the Universite Paris Dauphine





     PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"). PIMCO is a registered investment adviser under the Advisers Act with its principal executive office located at 840 Newport Center Drive, Suite 100, Newport Beach, CA 92660. As of September 30, 2011, PIMCO had assets under management of approximately $1,342.5 billion. PIMCO was founded in 1971.

     MIHIR WORAH is a managing director in the Newport Beach office, a portfolio manager, and head of the Real Return portfolio management team. He was previously a member of the analytics team and worked on real and nominal term structure modeling and options pricing. Prior to joining PIMCO in 2001, Mr. Worah was a post-doctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. He has nine years of investment experience and holds a Ph.D. in theoretical physics from the University of Chicago.

SERVICE PROVIDERS

The chart below provides information on the Funds' primary service providers.

Asset Management                                                         Shareholder Services
--------------------------------------------------------------------------------------------------------------------
 INVESTMENT ADVISER AND ADMINISTRATOR                                                  TRANSFER AGENT

     RODNEY SQUARE MANAGEMENT CORP.                                       BNY MELLON INVESTMENT SERVICING (U.S.)
          1100 NORTH MARKET STREET                                                          INC.
           WILMINGTON, DE 19890                                                        760 MOORE ROAD
                                                                                 KING OF PRUSSIA, PA 19406
Manages each Fund's investment activities
and oversees Fund administration and other                               Handles certain shareholder services,
service providers.                                                       including recordkeeping and statements,
                                                                         payment of distributions and processing
                                                                         of buy and sell requests.
--------------------------------------------------------------------------------------------------------------------
                                             WT MUTUAL FUND
                               Wilmington Multi-Manager International Fund
                                Wilmington Multi-Manager Real Asset Fund
--------------------------------------------------------------------------------------------------------------------
Fund Operations                                                      Fund Asset Safe Keeping
--------------------------------------------------------------------------------------------------------------------
            SUB-ADMINISTRATOR AND                                                       CUSTODIAN
                ACCOUNTING AGENT

  BNY MELLON INVESTMENT SERVICING (U.S.) INC.                                    WILMINGTON TRUST COMPANY
              301 BELLEVUE PARKWAY                                              1100 NORTH MARKET STREET
             WILMINGTON, DE 19809                                                WILMINGTON, DE 19890

Provides facilities, equipment and personnel to                      Holds each Fund's assets, settles all portfolio
carry out administrative services related to                         trades and collects income earned by the assets.
each Fund and calculates each Fund's NAV
and distributions.
--------------------------------------------------------------------------------------------------------------------
                                                   Distribution
--------------------------------------------------------------------------------------------------------------------
                                                  DISTRIBUTOR

                                          PROFESSIONAL FUNDS DISTRIBUTOR, LLC
                                                   760 MOORE ROAD
                                            KING OF PRUSSIA, PA 19406

                                              Distributes the Funds' Shares.

SHAREHOLDER INFORMATION

PRICING OF SHARES



     The price of each Fund's shares is based on the Fund's net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, BNY Mellon Investment Servicing (U.S.) Inc. ("BNY Mellon"), determines the daily NAV per share. To determine the value of those securities, BNY Mellon may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.



     Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. A Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include: (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

     BNY Mellon determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (typically 4:00 p.m. Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

SHARE CLASSES

     The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

PURCHASE OF SHARES

     Institutional Shares are offered on a continuous basis and are sold without sales charges. A Shares are offered on a continuous basis and are sold with a front-end sales charge. The minimum initial investment in Institutional Shares is $500,000. The minimum initial investment in A Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

FRONT-END SALES CHARGE

     In order to purchase A Shares, you will incur a front-end sales charge at the time of purchase (a "sales charge") based on the dollar amount of your purchase. The maximum initial sales charge is 3.50% of the offering price, which is reduced for purchases of $100,000 or more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers". To obtain a breakpoint discount, you should inform the Fund (or your financial intermediary) at the time of purchase of the existence of all circumstances. Please provide the Fund (or your financial intermediary) with Fund account statements and the following information verifying your eligibility for a breakpoint discount:

         o Information or records regarding Fund shares held in all your accounts (e.g., retirement accounts) at your financial intermediary(ies); and

         o Information or records regarding Fund shares held at any financial intermediary by persons related to you, such as members of your family or household.

     The offering price for each A Share is the NAV plus the front-end sales charge. When you purchase A Shares in a Fund, the Fund will deduct the appropriate front-end sales charge and invest the remainder in A Shares of the Fund.

     A Shares are subject to an ongoing distribution (Rule 12b-1) fee of 0.25% of each Fund's average daily net assets attributable to A Shares. A Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end sales charge") when they are redeemed. The sales charge is paid directly to the selling broker-dealer.


         YOUR INVESTMENT IN          AS A PERCENTAGE OF      AS A PERCENTAGE OF
     CLASS A SHARES OF THE FUND        OFFERING PRICE         YOUR INVESTMENT
     --------------------------      ------------------      ------------------
      $1,000 up to $100,000                3.50%                   3.63%
      $100,000 up to $250,000              2.00%                   2.04%
      $250,000 up to $500,000              1.50%                   1.52%
      Over $500,000                         None                    None


SALES CHARGE REDUCTIONS AND WAIVERS

     REDUCING SALES CHARGES ON YOUR A SHARES. You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedules, as set forth above. The sales charge for purchases of a Fund's Class A shares may also be reduced through an Accumulation Privilege or a Letter of Intent, as described below, and these can be combined in any manner. To use these privileges, discuss your eligibility with your financial consultant.

         o Accumulation privilege - permits you to add the value of any A Shares that you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.

         o Letter of intent - permits you to purchase A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application for terms and conditions.

NET ASSET VALUE PURCHASES. A Shares may be purchased at net asset value by:

         o Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with fifty (50) or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

         o Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

         o "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of a Fund's shares;

         o Current or retired trustees, officers and employees of the Trust, the distributor, the transfer agent, the Adviser and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or their family members; and

         o Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor.

     You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

     If you would like additional information about each Fund's sales charges, please visit the Funds' website at www.wilmingtonfunds. com, call (800) 336-9970 or consult your broker or financial intermediary. The website provides links to information on sales charges free of charge and in a clear and prominent format.

     NETWORKING AND SUB-TRANSFER AGENCY FEES: The Funds may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Adviser and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

     In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Multi-Manager Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:



         REGULAR MAIL:                                            OVERNIGHT MAIL:
         Wilmington Multi-Manager Funds                           Wilmington Multi-Manager Funds
         c/o BNY Mellon Investment Servicing (U.S.) Inc.          c/o BNY Mellon Investment Servicing (U.S.) Inc.
         P.O. Box 9828                                            4400 Computer Drive
         Providence, RI 02940                                     Westborough, MA 01581



     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call BNY Mellon at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and, if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

     Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

     It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

REDEMPTION OF SHARES

     You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If Fund shares are held for more than 60 days, there is no fee when they are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

     REDEMPTION FEE: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including but not limited to: (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same
Fund, or (F) by a Fund to cover various fees; (iii) shares converted from one share class to another in the same Fund; or (iv) redemptions or exchanges processed from retirement accounts where a Fund is designated as a "qualified default investment alternative."

     FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fee set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." To deter market timing and to minimize harm to a Fund and its shareholders, each Fund (i) charges a redemption fee of 1.00% if shares are redeemed within 60 days of purchase and (ii) reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

     Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Funds invest significantly in foreign securities traded on markets which close prior to when such Fund determines its net asset value, market timing can cause dilution in the value of such Fund's shares held by other shareholders. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such small-cap stocks may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

     There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Funds with access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person.

     BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program
(MSP). Signature guarantees that are not part of these programs will not be accepted.

     Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:



         REGULAR MAIL:                                            OVERNIGHT MAIL:
         Wilmington Multi-Manager Funds                           Wilmington Multi-Manager Funds
         c/o BNY Mellon Investment Servicing (U.S.) Inc.          c/o BNY Mellon Investment Servicing (U.S.) Inc.
         P.O. Box 9828                                            4400 Computer Drive
         Providence, RI 02940                                     Westborough, MA 01581



     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

     In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

     If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days). The Funds reserve the right to redeem in-kind.

     SMALL ACCOUNTS: If the value of your investment in a Fund falls below $50,000 for Institutional Shares and $500 for A Shares, you may be asked to increase your balance. If after 60 days the account value is still below $50,000 for Institutional Shares and $500 for A Shares, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $50,000 for Institutional Shares and $500 for A Shares solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/ directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children. For additional information on other ways to redeem shares, please refer to the Funds' SAI.

EXCHANGE OF SHARES

     You may exchange all or a portion of your shares in a Fund for shares of the same class of the following funds ("Wilmington Funds"):

         Wilmington Aggressive Asset Allocation Fund
         Wilmington Conservative Asset Allocation Fund
         Wilmington Prime Money Market Fund
         Wilmington U.S. Government Money Market Fund
         Wilmington Tax-Exempt Money Market Fund
         Wilmington Short/Intermediate-Term Bond Fund
         Wilmington Broad Market Bond Fund
         Wilmington Municipal Bond Fund
         Wilmington Large-Cap Strategy Fund
         Wilmington Small-Cap Strategy Fund
         Wilmington Multi-Manager International Fund
         Wilmington Multi-Manager Real Asset Fund

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $50,000 in an Institutional Class shareholder's account or $500 in a Class A shareholder's account.

     FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are exchanged within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "REDEMPTION OF SHARES" for additional information regarding redemptions and this fee.

     Prospectuses for Institutional or A Shares of the other Wilmington Funds may be obtained free of charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

DISTRIBUTIONS

     Distributions from the net investment income of each Fund, if any, are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES



     The tax information in this Prospectus is provided for general information only and should not be considered as tax advice or relied upon by a shareholder or prospective investor.

     GENERAL. The Funds intend to qualify annually to be treated as regulated investment companies under the IRC. As such, the Funds will not be subject to federal income taxes on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions of the IRC. If for any taxable year a Fund fails to qualify as a regulated investment company (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to a tax on a graduated basis with a maximum tax rate of 35% (for taxable years beginning prior to January 1, 2013); and (2) all distributions from earnings and profits (as determined under federal income tax principles) will be taxable as dividend income that may be eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporate shareholders.

     DISTRIBUTIONS. The Funds will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Funds have held their assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions are taxable whether you reinvest such distributions in additional shares of a Fund or choose to receive cash.

     ORDINARY INCOME. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2013 and designated by a Fund as "qualified dividend income" are eligible for the long-term capital gains rate of 15% (0% for individuals in lower tax brackets). Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

     NET CAPITAL GAINS. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. For tax years beginning before January 1, 2013, the maximum individual tax rate on net long-term capital gains is 15%.

     SALE OR EXCHANGE OF SHARES. It is a taxable event for you if you sell shares of a Fund. Depending on the purchase price and the sale price of the shares you sell, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you hold the shares of the Fund as a capital asset. The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund. Sales of shares of a Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss. Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends, if any, received by the shareholder with respect to such shares.

     MEDICARE CONTRIBUTION TAX. Under current law, beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains. If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).



     SPECIAL TAX CONSIDERATIONS FOR THE REAL ASSET FUND. One of the requirements for favorable tax treatment as a regulated investment company under the IRC is that a Fund derive at least 90% of its gross income from certain qualifying sources of income. On December 16, 2005, the Internal Revenue Service (the "IRS") issued Revenue Ruling 2006-1, which held that income from certain derivative securities with respect to commodity indexes is not qualifying income. Accordingly, each Fund's ability to utilize certain derivative securities with respect to commodity indices as part of its investment strategy is limited to a maximum of 10% of its gross income. This limitation, however, will not protect a Fund against the risk of losing its regulated investment company status should any other income give rise to non-qualifying income.

     Revenue Ruling 2006-31 clarified the holding of Revenue Ruling 2006-1 by providing that income from alternative instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the IRC. The Real Asset Fund received a private letter ruling
(PLR) with respect to certain commodity index-linked notes in which it has invested indicating that income and gains arising from such notes constitutes qualifying income to the Real Asset Fund under the IRC. A PLR is limited to the facts of that particular matter and may not serve as precedent for future investments. Therefore, to the extent the Real Asset Fund invests in other commodity index-linked notes or other commodity related derivative securities, the IRS may contest the Fund's characterization of the income produced by such assets as qualifying income which, if successful, could cause the Real Asset Fund to fail to qualify as a RIC. RSMC plans to continue to direct investments of the Real Asset Fund's assets in conformance with Revenue Ruling 2006-31, IRS guidance, the advice of counsel and the PLR.

     BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The current backup withholding rate is 28%.



     STATE AND LOCAL INCOME TAXES. This Prospectus does not discuss the state and local tax consequences of an investment in the Funds. You are urged and advised to consult your own tax advisor concerning state and local taxes, which may have different consequences from those of the federal income tax law.

     NON-U.S. SHAREHOLDERS. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in a Fund. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in a Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign country tax consequences of an investment in a Fund.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions.

     This section is only a summary of some important U.S. federal income tax considerations that may affect your investment in a Fund. More information regarding these considerations appears in the Funds' SAI. You are urged and advised to consult your own tax advisor regarding the effects of an investment in a Fund on your tax situation.



DISTRIBUTION ARRANGEMENTS

     Professional Funds Distributor, LLC manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Institutional Shares of the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

     The A Shares of each Fund have adopted a distribution plan under Rule 12b-1 that allows a Fund to pay a fee to the Distributor for the sale and distribution of A Shares, and for services provided to shareholders of A Shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distribution (Rule 12b-1) Plan provides for payments of up to 0.25% of the average daily net assets of each Fund's A Shares.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

     The Adviser and affiliates of the Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, the Adviser will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders' fees that vary depending on the Fund and the dollar amount of shares sold.

     If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Funds) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

     Although a Fund may use firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing firms to effect those transactions.

FINANCIAL HIGHLIGHTS



     The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years, shorter, the period of the Fund's operation. Certain information reflects financial results for a single share of a Fund. The total returns the tables represent the rate that you would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the 2011 Annual Report, which is available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.

INTERNATIONAL FUND -- INSTITUTIONAL SHARES
------------------------------------------------- --- -------- --- --------------------- ---------- ----------
                                                            FOR THE YEARS ENDED JUNE 30,
                                        --------- --- ---------------------------------- ---------- ----------
                                         2011      2010         2009                      2008       2007
                                        --------- ------------ ------------------------- ---------- ----------
      NET ASSET VALUE -- BEGINNING
         OF YEAR                        $   5.97    $  5.37    $     8.51                $ 11.76    $  9.92
                                        --------- --- -------- --- --------------------- ---------- ----------
      INVESTMENT OPERATIONS:
         Net investment income(1)           0.10       0.07          0.10                   0.18       0.16
           Net realized and unrealized
             gain (loss) on investments
               and foreign currency         1.67       0.64         (2.93)                 (1.24)      2.74
                                        --------- --- -------- --- --------------------- ---------- ----------
           Total from investment
             Operations                     1.77       0.71         (2.83)                 (1.06)      2.90
                                        --------- --- -------- --- --------------------- ---------- ----------
      DISTRIBUTIONS:
         From net investment income        (0.08)     (0.11)        (0.11)                 (0.27)     (0.13)
         From net realized gains              --         --         (0.20)                 (1.92)     (0.93)
         From return of capital               --         --(2)         --                      --          --
                                        --------- --- -------- --- --------------------- ---------- ----------
           Total distributions             (0.08)     (0.11)        (0.31)                 (2.19)     (1.06)
                                        --------- --- -------- --- --------------------- ---------- ----------
      NET ASSET VALUE -- END OF YEAR      $ 7.66    $  5.97    $     5.37                $  8.51    $ 11.76
                                        --------- --- -------- --- --------------------- ---------- ----------
      TOTAL RETURN                        29.78%      13.10%       (32.82)%               (10.49)%    30.57%
      RATIOS (TO AVERAGE NET ASSETS)/
         SUPPLEMENTAL DATA:
         Expenses:
         Including expense
           Limitations                     1.41%       1.37%         1.40%                  1.15%      1.06%
         Excluding expense
           Limitations                     1.43%       1.38%         1.42%                  1.16%      1.06%
         Net investment income             1.38%       1.03%         1.64%                  1.75%      1.49%
      Portfolio turnover rate                98%        107%          136%                   124%        89%
      Net assets at the end of year
         (000 omitted)                   $373,798    $249,031      $395,536              $1,035,939 $1,129,534



(1) The net investment income per share was calculated using the average shares outstanding method.
(2) Less than $0.01 per share

INTERNATIONAL FUND -- A SHARES
--------------------------------------- --- -------- --- --------- ------------------------ ---------- ----------
                                                               FOR THE YEARS ENDED JUNE 30,
                                        --- -------- --- ---------------------------------- ---------- ----------
                                            2011      2010          2009                     2008      2007
                                        --- -------- ------------- ------------------------ ---------- ----------
      NET ASSET VALUE -- BEGINNING
         OF YEAR                        $      5.95  $    5.36     $   8.50                  $ 11.75    $  9.92
                                        --- -------- --- --------- ------------------------ ---------- ----------
      INVESTMENT OPERATIONS:
         Net investment income(1)              0.12       0.06         0.08                     0.15       0.16
           Net realized and unrealized
             gain (loss) on investments
               and foreign currency            1.64       0.63        (2.92)                   (1.23)      2.72
                                        --- -------- --- --------- ------------------------ ---------- ----------
             Total from investment
               Operations                      1.76       0.69        (2.84)                   (1.08)      2.88
                                        --- -------- --- --------- ------------------------ ---------- ----------
      DISTRIBUTIONS:
        From net investment income            (0.08)     (0.10)      (0.10)                    (0.25)     (0.12)
        From net realized gains                  --         --       (0.20)                    (1.92)     (0.93)
        From return of capital                   --         --(3)       --                       --         --
                                        --- -------- --- --------- ------------------------ ---------- ----------
           Total distributions               (0.08)      (0.10)      (0.30)                    (2.17)     (1.05)
                                        --- -------- --- --------- ------------------------ ---------- ----------
      NET ASSET VALUE -- END OF YEAR    $     7.63  $     5.95    $   5.36                   $  8.50    $ 11.75
                                        --- -------- --- --------- ------------------------ ---------- ----------
         TOTAL RETURN(2)                    29.57%       12.74%     (32.95)%                  (10.66)%    30.30%
        RATIOS (TO AVERAGE NET ASSETS)/
        SUPPLEMENTAL DATA:
        Expenses:
           Including expense
             Limitations                     1.58%        1.62%       1.65%                     1.40%      1.37%
           Excluding expense
             Limitations                     1.59%        1.63%       1.72%                     1.40%      1.37%
        Net investment income                1.61%        0.89%       1.53%                     1.46%      1.54%
        Portfolio turnover rate                98%         107%        136%                      124%        89%
        Net assets at the end of year
        (000 omitted)                         $571         $83          $80                     $118       $122

(1) The net investment income per share was calculated using the average shares outstanding method.
(2) Total return does not reflect the impact of the maximum front-end sales load of 3.50% . If reflected, the return would be lower.
(3) Less than $0.01 per share

REAL ASSET FUND -- INSTITUTIONAL SHARES
--------------------------------------------------- --------- -------------------------- --------- ---------
                                                            FOR THE YEARS ENDED JUNE 30,
                                          --------- ------------------------------------ --------- ---------
                                            2011      2010       2009                      2008      2007
                                          --------- --------- -------------------------- --------- ---------
      NET ASSET VALUE -- BEGINNING
         OF YEAR                          $ 12.11   $ 11.61   $ 17.75                    $ 15.33   $ 15.06
                                          --------- --------- -------------------------- --------- ---------
      INVESTMENT OPERATIONS:
         Net investment income(1)            0.65      0.04      0.28                       0.60      0.50
         Net realized and unrealized gain
           on investments                    1.94      0.75     (4.99)                      2.71      0.24
                                          --------- --------- -------------------------- --------- ---------
         Total from investment
           Operations                        2.59      0.79     (4.71)                      3.31      0.74
                                          --------- --------- -------------------------- --------- ---------
      DISTRIBUTIONS:
         From net investment income         (0.68)    (0.29)    (0.61)                     (0.56)    (0.36)
         From net realized gains               --        --     (0.82)                     (0.33)    (0.11)
                                          --------- --------- -------------------------- --------- ---------
           Total distributions              (0.68)    (0.29)    (1.43)                     (0.89)    (0.47)
                                          --------- --------- -------------------------- --------- ---------
      NET ASSET VALUE -- END OF YEAR.     $ 14.02   $ 12.11   $ 11.61                    $ 17.75   $ 15.33
                                          --------- --------- -------------------------- --------- ---------
      TOTAL RETURN                          21.70%     6.76%   (26.59)%                    22.27%     4.89%
      RATIOS (TO AVERAGE NET ASSETS)/
         SUPPLEMENTAL DATA:2
         Expenses:
         Including expense limitations.      1.00%     0.94%     0.82%                      0.65%     0.63%
        Excluding expense limitations.       1.00%     0.95%     0.82%                      0.65%     0.65%
        Net investment income                4.82%     0.33%     2.09%                      3.64%     3.23%
      Portfolio turnover rate                 199%      156%      115%                        72%       23%
      Net assets at the end of year
        (000 omitted)                      $252,497  $283,703  $368,263                   $782,540  $555,007



(1) The net investment income per share was calculated using the average shares outstanding method.

REAL ASSET FUND -- A SHARES
----------------------------------------- -------- -------- -------------------------- -------- --------
                                                          FOR THE YEARS ENDED JUNE 30,
                                          -------- ----------------------------------- -------- --------
                                            2011     2010     2009                       2008     2007
                                          -------- -------- -------------------------- -------- --------
      NET ASSET VALUE -- BEGINNING
         OF YEAR                          $ 12.10  $ 11.60  $ 17.75                    $ 15.34  $ 15.07
                                          -------- -------- -------------------------- -------- --------
      INVESTMENT OPERATIONS
         Net investment income(1)            0.63     0.02     0.15                       0.63     0.58
         Net realized and unrealized gain
           on investments                    1.91     0.75    (4.89)                      2.65     0.12
                                          -------- -------- -------------------------- -------- --------
           Total from investment
             Operations                      2.54     0.77    (4.74)                      3.28     0.70
                                          -------- -------- -------------------------- -------- --------
      DISTRIBUTIONS:
      From net investment income            (0.64)   (0.27)   (0.59)                     (0.54)   (0.32)
      From net realized gains                  --       --    (0.82)                     (0.33)   (0.11)
                                          -------- -------- -------------------------- -------- --------
      Total distributions                   (0.64)   (0.27)   (1.41)                     (0.87)   (0.43)
                                          -------- -------- -------------------------- -------- --------
      NET ASSET VALUE -- END OF YEAR.     $ 14.00  $ 12.10  $ 11.60                    $ 17.75  $ 15.34
                                          -------- -------- -------------------------- -------- --------
      TOTAL RETURN(2)                       21.45%    6.57%  (26.78)%                    22.00%    4.62%
      RATIOS (TO AVERAGE NET ASSETS)/
         SUPPLEMENTAL DATA:
         Expenses:
        Including expense
             limitations.                    1.25%    1.19%    1.07%                      0.90%    0.89%
        Excluding expense
             limitations.                    1.25%    1.20%    1.09%                      0.99%    0.90%
      Net investment income                  4.64%    0.13%    1.15%                      3.61%    3.74%
      Portfolio turnover rate                 199%     156%     115%                        72%      23%
      Net assets at the end of year
         (000 omitted)                     $13,773  $16,305   $20,073                   $32,637     $128

(1) The net investment income per share was calculated using the average shares outstanding method.
(2) Total return does not reflect the impact of the maximum front-end sales load of 3.50% . If reflected, the return would be lower.

                              FOR MORE INFORMATION

             FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS,
            THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on each Fund's portfolio holdings and operating results, for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The Funds' SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the Funds' SAI is incorporated into this prospectus by this reference.

         Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:



         WT Mutual Fund
         c/o BNY Mellon Investment Servicing (U.S.) Inc.
         4400 Computer Drive
         Westborough, MA 01581
         (800) 336-9970
         9:00 a.m. to 5:00 p.m. Eastern time



     The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at http://www.wilmingtonfunds. com. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec. gov or, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-1520. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336 9970.

            The investment company registration number is 811-08648.

TRUSTEES                       OFFICERS

Nicholas A. Giordano           John J. Kelley
Chairman of the Board          President & Chief Executive Officer

                               John C. McDonnell
Robert H. Arnold               Vice President, Chief Financial Officer & Treasurer

Dr. Eric Brucker               Edward W. Diffin Jr.
                               Vice President & Secretary

Robert J. Christian            Anna M. Bencrowsky
                               Vice President, Chief Compliance Officer &
                               Anti-Money Laundering Officer

                               Joseph M. Fahey Jr.
                               Vice President

                               Clayton M. Albright
                               Vice President



CUSTODIAN
Wilmington Trust Company
1100 North Market Street, Wilmington, DE 19890

INVESTMENT ADVISER AND ADMINISTRATOR
Rodney Square Management Corporation
1100 North Market Street, Wilmington, DE 19890



SUB-ADMINISTRATOR, TRANSFER AGENT, AND ACCOUNTING AGENT
BNY Mellon Investment Servicing (U.S.) Inc.
4000 Computer Drive
Westborough, MA 01581


[WILMINGTON FUNDS GRAPHIC OMITTED]                               MULTI_PRO_11/11

                                              [WILMINGTON FUNDS GRAPHIC OMITTED]



                                         WILMINGTON LARGE-CAP STRATEGY FUND
                                         INSTITUTIONAL SHARES           A SHARES
                                                 WMLIX                    WMMLX


                                         WILMINGTON SMALL-CAP STRATEGY FUND
                                         INSTITUTIONAL SHARES           A SHARES
                                                 WMSIX                    WMMSX


                               OF WT MUTUAL FUND

                       PROSPECTUS DATED NOVEMBER 1, 2011


     This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

WILMINGTON LARGE-CAP STRATEGY FUND SUMMARY ..............................................1
WILMINGTON SMALL-CAP STRATEGY FUND SUMMARY ..............................................6
MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, STRATEGIES AND RISKS ..........10
      INVESTMENT OBJECTIVES ............................................................10
      PRINCIPAL INVESTMENT STRATEGIES ..................................................10
      OTHER INVESTMENT STRATEGIES AND POLICIES .........................................10
      PRINCIPAL RISKS OF THE FUNDS .....................................................12
      DISCLOSURE OF PORTFOLIO HOLDINGS .................................................12
MANAGEMENT OF THE FUNDS ................................................................13
      INVESTMENT ADVISER ...............................................................13
      FUND MANAGEMENT ..................................................................13
      SERVICE PROVIDERS ................................................................15
SHAREHOLDER INFORMATION ................................................................16
      PRICING OF SHARES ................................................................16
      SHARE CLASSES ....................................................................16
      PURCHASE OF SHARES ...............................................................16
      REDEMPTION OF SHARES .............................................................18
      EXCHANGE OF SHARES ...............................................................20
      DISTRIBUTIONS ....................................................................21
      TAXES ............................................................................21
      DISTRIBUTION ARRANGEMENTS ........................................................22
      ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES ..............................22
      FINANCIAL HIGHLIGHTS .............................................................23
FOR MORE INFORMATION ...................................................................26

                   WILMINGTON LARGE-CAP STRATEGY FUND SUMMARY


INVESTMENT OBJECTIVE

The Fund's investment objective is to achieve long-term capital appreciation.


FEES AND EXPENSES OF THE FUND

     The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in A Shares of the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the section "Purchase of Shares" on page 16 of the Fund's Prospectus.



SHAREHOLDER FEES
(fees paid directly from your investment):                  INSTITUTIONAL SHARES          A SHARES
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)                                        None                    3.50%
Redemption Fee (as a percentage of amount redeemed
  within 60 days of purchase)                                      1.00%                    1.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the
value of your investment):                                 INSTITUTIONAL SHARES           A SHARES
Management Fees                                                    0.50%                    0.50%
Distribution (12b-1) and/or Service Fees                           None                     0.25%
Other Expenses                                                     0.19%                    0.19%
TOTAL ANNUAL FUND OPERATING EXPENSES                               0.69%                    0.94%
Fee Waiver and/or Expense Reimbursement(1)                        (0.44)%                  (0.44)%
TOTAL ANNUAL FUND OPERATING EXPENSES
(After Fee Waiver and/or Expense Reimbursement)                    0.25%                    0.50%

(1) RSMC has contractually agreed to waive a portion of its advisory fee or reimburse for other expenses to the extent that "Total Annual Fund Operating Expenses" for the Fund, excluding extraordinary expenses, brokerage commissions, interest and "Acquired Fund fees and expenses," exceed 0.25% through October 31, 2012 (the "Expense Limitation Agreement"). The Expense Limitation Agreement will remain in place through October 31, 2012, unless the Board of Trustees approves its earlier termination.




EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:





                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
INSTITUTIONAL SHARES           $26         $176        $341         $817
A SHARES                      $399         $597        $810       $1,425

PORTFOLIO TURNOVER




     The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes if Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 39% of the average value of its portfolio.




INVESTMENTS, RISKS AND PERFORMANCE

PRINCIPAL INVESTMENT STRATEGIES




     The Fund invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of large-cap companies. Large-cap companies are companies that have a market capitalization at the time of purchase at least equal to that of the smallest company in the Russell 1000 Index ($1.62 billion as of May 31, 2011) or at least equal to that of the smallest company expected to be included in the Russell 1000 Index after its next scheduled reconstitution. The Fund expects to invest substantially all of its assets in common stocks of U.S. companies.




     The Fund's investment adviser determines the tactical allocation of the Fund's assets and uses returns-based and holdings-based style analysis tools to assess the tactical weightings. The Fund's investment adviser currently allocates the Fund's assets between growth and value stocks. Once the investment adviser determines the tactical allocations, the sub-adviser builds a portfolio in accordance with the investment adviser's allocation instructions. The sub-adviser uses quantitative models to construct a portfolio for the Fund.

     The sub-adviser invests in a representative sample of securities which are included in the Fund's benchmark index (Russell 1000 Index) or another index of large-capitalization companies, weighted to reflect the investment adviser's growth and value tactical allocations. The return for each of the growth and value portions of the portfolio are intended to correlate closely with the return for the corresponding growth and value components of the applicable benchmark. The sub-adviser will use its proprietary quantitative models to rebalance the portfolio and to make buy and sell decisions on individual securities. There is no assurance that the sub-adviser's investment performance will equal or approximate that of the benchmark index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment may fluctuate significantly from day-to-day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by Federal Deposit Insurance Corporation or any other governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to the principal risks described below.

         o ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions.

         o GROWTH INVESTING RISK: The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.

         o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

         o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

         o PORTFOLIO TURNOVER RISK: The risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover is also likely to result in higher short-term capital gains taxable to shareholders.

         o VALUATION RISK: The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

         o VALUE INVESTING RISK: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

RISK/RETURN BAR CHART AND PERFORMANCE TABLE


The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing:

         o        changes in the Fund's performance from year-to-year; and

         o how the Fund's average annual returns for one year, five year and since inception periods compared to those of a broad measure of market performance.




     The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at wilmingtonfunds.com and/or by calling the Fund toll-free at (800) 336-9970.




     The annual returns in the bar chart are for the Fund's Institutional Shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.

          ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION




[Graphic Omitted]

Calendar Year         Percent
2004                  10.18
2005                   5.48
2006                  13.08
2007                   6.35
2008                 -38.35
2009                  24.40
2010                  13.25


     Calendar Year-to-Date Total Return as of September 30, 2011: -9.42%




     During the periods shown in the bar chart, the Fund's best quarter was up 15.31% (quarter ended June 30, 2009) and the Fund's worst quarter was down -23.06% (quarter ended December 31, 2008).

After-tax returns are shown only for Institutional Shares and after-tax returns for A Shares will vary.

                                                                                                                    SINCE
AVERAGE ANNUAL TOTAL RETURNS                                                                                      INCEPTION
(for the periods ended December 31, 2010)                                       1 YEAR           5 YEARS          (7/1/03)
------------------------------------------------------------------------------------------------------------------------------------
Institutional Shares Return Before Taxes                                        13.25%            0.88%             3.87%
Institutional Shares Return After Taxes on Distributions(1)                     13.01%            0.59%             3.55%
Institutional Shares Return After Taxes on Distributions and
  Sale of Fund Shares(1)                                                         8.86%            0.75%             3.32%
A Shares Return Before Taxes(2)                                                  8.34%           -0.14%               N/A
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)          16.10%            2.59%             6.07%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)               15.06%            2.29%             5.56%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) From inception of the Fund's A Shares on December 20, 2005, through December 31, 2010, the average annual total return was -0.28% for the A Shares, 2.43% for the Russell 1000 Index, and 2.10% for the S&P 500 Index.




MANAGEMENT

INVESTMENT ADVISER/SUB-ADVISER

Rodney Square Management Corporation ("RSMC") is the investment adviser for the Fund.

Wilmington Trust Investment Management, LLC ("WTIM") is sub-adviser for the
Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for the day-to-day management of the Fund's portfolio:




NAME              LENGTH OF SERVICE             TITLE
----------------- ----------------------------- --------------------------------------
REX MACEY         Portfolio Manager of the Fund Senior Vice President and Chief
                  since 2006.                   Investment Officer
----------------- ----------------------------- --------------------------------------
ANDREW H. HOPKINS Portfolio Manager of the Fund Vice President and Director of Equity
                  since 2006.                   Management at RSMC
----------------- ----------------------------- --------------------------------------
EDWARD FORRESTER  Portfolio Manager of the Fund Assistant Vice President and Portfolio
                  since 2006.                   Manager/ Research Analyst of WTIM
----------------- ----------------------------- --------------------------------------
RAFAEL TAMARGO    Portfolio Manager of the Fund Vice President and Portfolio Manager/
                  since 2006.                   Research Analyst at RSMC
----------------- ----------------------------- --------------------------------------
ALLEN E. CHOINSKI Portfolio Manager of the Fund Assistant Vice President and
                  since 2007.                   Portfolio Manager/Research Analyst
                                                of WTIM
----------------- ----------------------------- --------------------------------------

PURCHASE AND SALE OF SHARES


      PURCHASE MINIMUMS              INITIAL           SUBSEQUENT
--------------------------------------------------------------------------------
      INSTITUTIONAL SHARES           $500,000             None
--------------------------------------------------------------------------------
      A SHARES                       $  1,000             None
--------------------------------------------------------------------------------





     You may purchase and sell (redeem) your shares each day the New York Stock Exchange is open. You may purchase and sell your shares through your financial intermediary or by mail (Wilmington Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9828, Providence, RI 02940) or telephone ((800) 336-9970).



TAX INFORMATION


     The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or your shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Your withdrawals from a retirement plan may be subject to federal income tax.




PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

     If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

WILMINGTON SMALL-CAP STRATEGY FUND SUMMARY


INVESTMENT OBJECTIVE



The Fund's investment objective is to achieve long-term capital appreciation.




FEES AND EXPENSES OF THE FUND

     The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in A Shares of the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the section "Purchase of Shares" on page 16 of the Fund's Prospectus.


SHAREHOLDER FEES                                            INSTITUTIONAL
(fees paid directly from your investment):                     SHARES              A SHARES
Maximum Sales Charge (Load) Imposed on Purchases
(as a % of offering price)                                      None                3.50%
Redemption Fee (as a percentage of amount redeemed
  within 60 days of purchase)                                  1.00%                1.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the             INSTITUTIONAL
value of your investment):                                    SHARES               A SHARES
Management Fees                                                0.55%                0.55%
Distribution (12b-1) and/or Service Fees                       None                 0.25%
Other Expenses                                                 0.41%                0.41%
TOTAL ANNUAL FUND OPERATING EXPENSES                           0.96%                1.21%
Fee Waiver and/or Expense Reimbursement(1)                    (0.71)%              (0.71)%
TOTAL ANNUAL FUND OPERATING EXPENSES
(After Fee Waiver and/or Expense Reimbursement)                0.25%                0.50%

(1) RSMC has contractually agreed to waive a portion of its advisory fee or reimburse for other expenses to the extent that "Total Annual Fund Operating Expenses" for the Fund, excluding extraordinary expenses, brokerage commissions, interest and "Acquired Fund fees and expenses," exceed 0.25% through October 31, 2012 (the "Expense Limitation Agreement"). The Expense Limitation Agreement will remain in place through October 31, 2012, unless the Board of Trustees approves its earlier termination.



EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                              1 YEAR    3 YEARS    5 YEARS   10 YEARS
INSTITUTIONAL SHAREs            $26      $235       $462      $1,113
A SHARES                       $399      $653       $926      $1,704

PORTFOLIO TURNOVER


     The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes if Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 48% of the average value of its portfolio.



INVESTMENTS, RISKS AND PERFORMANCE

PRINCIPAL INVESTMENT STRATEGIES



     The Fund invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of small-cap companies. Small-cap companies are companies that have a market capitalization at the time of purchase less than the largest company in the Russell 2000 Index ($2.97 billion as of May 31, 2011) or less than the largest company expected to be included in the Russell 2000 Index after its next scheduled reconstitution. The Fund expects to invest substantially all of its assets in common stocks of U.S. companies.



     The Fund's investment adviser determines the tactical allocation of the Fund's assets and uses returns-based and holdings-based style analysis tools to assess the tactical weightings. The Fund's investment adviser currently allocates the Fund's assets between growth and value stocks. Once the investment adviser determines the tactical allocations, the sub-adviser builds a portfolio in accordance with the investment adviser's allocation instructions. The sub-adviser uses quantitative models to construct a portfolio for the Fund.

     The sub-adviser invests in a representative sample of securities which are included in the Fund's benchmark index (Russell 2000 Index) or another index of small-capitalization companies, weighted to reflect the investment adviser's growth and value tactical allocations. The return for each of the growth and value portions of the portfolio are intended to correlate closely with the return for the corresponding growth and value components of the applicable benchmark. The sub-adviser will use its proprietary quantitative models to rebalance the portfolio and to make buy and sell decisions on individual securities. There is no assurance that the sub-adviser's investment performance will equal or approximate that of the benchmark index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment may fluctuate significantly from day-to-day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by Federal Deposit Insurance Corporation or any other governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to the principal risks described below.

         o ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions.

         o GROWTH INVESTING RISK: The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.

         o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

         o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

         o SMALL-CAP RISK: Small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

         o VALUATION RISK: The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

         o VALUE INVESTING RISK: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing:

         o        changes in the Fund's performance from year-to-year; and

         o how the Fund's average annual returns for one year, five year and since inception periods compared to those of a broad measure of market performance.



     The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at wilmingtonfunds.com and/or by calling the Fund toll-free at (800) 336-9970.



     The annual returns in the bar chart are for the Fund's Institutional Shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.

ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION



[Graphic Omitted]

Calendar Year         Percent
2004                   18.22
2005                    5.42
2006                   12.05
2007                   -1.65
2008                  -36.00
2009                   24.91
2010                   26.94

     Calendar Year-to-Date Total Return as of September 30, 2011: -17.00%




     During the periods shown in the bar chart, the Fund's best quarter was up 20.15% (quarter ended June 30, 2009) and the Fund's worst quarter was down -26.19% (quarter ended December 31, 2008).

     The A Shares currently do not have any shareholders so no performance information is shown. If active the returns would be less than the Institutional Shares due to applicable fees and sales charges.




                                                                                                                    SINCE
AVERAGE ANNUAL TOTAL RETURNS                                                                                      INCEPTION
(for the periods ended December 31, 2010)                                        1 YEAR          5 YEARS           (7/1/03)
------------------------------------------------------------------------------------------------------------------------------------
Institutional Shares Return Before Taxes                                         26.94%           2.26%             7.07%
Institutional Shares Return After Taxes on Distributions(1)                      26.56%           0.86%             5.82%
Institutional Shares Return After Taxes on Distributions and
  Sale of Fund Shares(1)                                                         17.63%           1.65%             5.90%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)           26.85%           4.47%             9.11%
S&P Small Cap 600 Index (reflects no deduction for fees,
  expenses or taxes)                                                             26.31%           4.64%             9.95%



(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

INVESTMENT ADVISER/SUB-ADVISER

Rodney Square Management Corporation ("RSMC") is the investment adviser for the Fund. Wilmington Trust Investment Management, LLC ("WTIM") is sub-adviser for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for the day-to-day management of the Fund's portfolio:




NAME              LENGTH OF SERVICE             TITLE
----------------- ----------------------------- --------------------------------------
REX MACEY         Portfolio Manager of the Fund Senior Vice President and Chief
                  since 2006.                   Investment Officer
----------------- ----------------------------- --------------------------------------
ANDREW H. HOPKINS Portfolio Manager of the Fund Vice President and Director of Equity
                  since 2006.                   Management at RSMC
----------------- ----------------------------- --------------------------------------
EDWARD FORRESTER  Portfolio Manager of the Fund Assistant Vice President and Portfolio
                  since 2006.                   Manager/Research Analyst of WTIM
----------------- ----------------------------- --------------------------------------
RAFAEL TAMARGO    Portfolio Manager of the Fund Vice President and Portfolio Manager/
                  since 2006.                   Research/Analyst at RSMC
----------------- ----------------------------- --------------------------------------
ALLEN E. CHOINSKI Portfolio Manager of the Fund Assistant Vice President and
                  since 2007.                   Portfolio Manager/Research Analyst
                                                of WTIM




PURCHASE AND SALE OF SHARES


      PURCHASE MINIMUMS              INITIAL           SUBSEQUENT
--------------------------------------------------------------------------------
      INSTITUTIONAL SHARES           $500,000             None
--------------------------------------------------------------------------------
      A SHARES                       $  1,000             None
--------------------------------------------------------------------------------





     You may purchase and sell (redeem) your shares each day the New York Stock Exchange is open. You may purchase and sell your shares through your financial intermediary or by mail (Wilmington Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9828, Providence, RI 02940) or telephone ((800) 336-9970).




TAX INFORMATION




     The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or your shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Your withdrawals from a retirement plan may be subject to federal income tax.



PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

     If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

            MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES,
                              STRATEGIES AND RISKS


INVESTMENT OBJECTIVES

     The investment objective of the Wilmington Large-Cap Strategy Fund ("Large-Cap Fund") and the Wilmington Small-Cap Strategy Fund ("Small-Cap Fund") (collectively, the "Funds") is to achieve long-term capital appreciation. These investment objectives may be changed by the Board of Trustees upon 60 days prior written notice to shareholders. There is no guarantee that a Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES



     The Large-Cap Fund invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of large-cap companies. This policy is non-fundamental and may be changed upon 60 days prior written notice to shareholders. Large-cap companies are companies that have a market capitalization at the time of purchase at least equal to that of the smallest company in the Russell 1000 Index ($1.62 billion as of May 31, 2011) or at least equal to that of the smallest company expected to be included in the Russell 1000 Index after its next scheduled reconstitution. The Large-Cap Fund expects to invest substantially all of its assets in common stocks of U.S. companies.

     The Small-Cap Fund invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of small-cap companies. This policy is non-fundamental and may be changed upon 60 days prior written notice to shareholders. Small-cap companies are companies that have a market capitalization at the time of purchase less than the largest company in the Russell 2000 Index ($2.97 billion as of May 31, 2011) or less than the largest company expected to be included in the Russell 2000 Index after its next scheduled reconstitution. The Small-Cap Fund expects to invest substantially all of its assets in common stocks of U.S. companies.




     The Funds' investment adviser, Rodney Square Management Corporation ("RSMC") determines the tactical allocation of each Fund's assets. RSMC currently allocates each Fund's assets between growth and value stocks. Future allocations could be based upon a variety of other quantitative or qualitative factors including, but not limited to, quality, size, dividend yield, price-to-earnings ratio, relative volatility, industry and economic sector exposure, price-to-book ratio, valuation, liquidity, momentum, and earnings revisions. RSMC uses returns-based and holdings-based style analysis tools to assess the tactical weightings.

     Once RSMC determines the tactical weightings, WTIM uses its proprietary Quantitative Investment Strategy to build a portfolio in accordance with RSMC's allocation instructions. With respect to the Large-Cap Fund, WTIM invests in a representative sample of securities which are included in the Large-Cap Fund's benchmark index (Russell 1000 Index) or another index of large-capitalization companies, weighted to reflect RSMC's growth and value tactical allocations. With respect to the Small-Cap Fund, WTIM invests in a representative sample of securities which are included in the Small-Cap Fund's benchmark index (Russell 2000 Index) or another index of small-capitalization companies, weighted to reflect RSMC's growth and value tactical allocations.

     WTIM uses quantitative models to construct a portfolio for each Fund. The return for each of the growth and value portions of each portfolio are intended to correlate closely with the return for the corresponding growth and value components of the applicable benchmark index. WTIM will use these quantitative models to rebalance each portfolio and to make buy and sell decisions on individual securities. Notwithstanding these strategies, there is no assurance that WTIM's investment performance will equal or approximate that of the benchmark index. The performance of WTIM's portfolio and the benchmark index will differ due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and RSMC's tactical allocations between growth and value styles or other factors.

OTHER INVESTMENT STRATEGIES AND POLICIES

     RSMC may allocate a portion of a Fund's assets (up to 60%) to shares of ETFs whose underlying investments are consistent with a Fund's investment objective. As a shareholder in an investment company, a Fund bears its pro-rata portion of an ETF's expenses, including advisory fees, in addition to its own expenses. The Investment Company Act of 1940 limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with SEC exemptive relief granted to such ETFs.

     The Funds may acquire common and preferred stock of issuers in an initial public offering ("IPO"). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on performance).

     The Funds may invest in debt securities. Debt securities are subject to credit risk and interest rate fluctuations. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Interest rate risk is the risk of market losses attributable to changes in interest rates. For example, interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Debt securities are also subject to a prepayment risk. Depending on market conditions, the new investments may or may not carry the same interest rate.

     The frequency of portfolio transactions and a Fund's turnover rate will vary from year to year depending on the market. A higher turnover rate may increase transaction costs (i.e., brokerage commissions) and may result in higher taxes if Fund shares are held in a taxable account. Such factors may have the effect of lowering overall Fund performance.

     Any percentage limitations with respect to assets of the Fund or the capitalization requirement of companies in which the Funds invest are applied at the time of purchase. Equity (or equity-related securities) include: common stocks of U.S. companies, ETFs which track a securities market index, such as iShares and SPDRs; and options on, or securities convertible (such as convertible preferred stock and convertible bonds) into common stock.

     As a non-principal investment strategy, the Funds may invest in options, futures and total return swaps as a substitute for investing in common stocks. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment adviser is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. The Funds may be subject to the risk that the counterparty to the transaction may not meet its obligations.

     In anticipation of or in response to adverse market conditions, for cash management purposes, or for temporary defensive positions, a Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. A Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that a Fund will achieve its investment objective.

     Although WTIM does not currently manage any assets of either Fund under its Fundamentally Weighted Strategy, it may do so in the future. Under this strategy, WTIM constructs a fundamentally weighted reference portfolio by weighting stocks in the Fund's benchmark index in proportion to several fundamental metrics. Some examples of the fundamental metrics include the following (or variations thereof): dividends; book value; sales; assets; cash flow; and income. One or more of these or other fundamental metrics may be utilized by the Adviser in constructing the reference portfolio. WTIM may vary the fundamental metric(s) it uses to construct the reference portfolio at any time. By investing in a representative sample of stocks in a reference portfolio for the Fund, WTIM intends to achieve investment performance similar to the performance of the reference portfolio.

     WTIM expects that the portion of the Fund invested in the fundamental strategy will have characteristics (such as industry weightings, price sensitivity to market changes and market capitalization) similar to those of its reference portfolio. WTIM will also utilize tax loss harvesting, which is an investment technique intended to reduce the net realized capital gains of the Fund which will have the effect of limiting the taxes currently payable by shareholders. Tax loss harvesting will not eliminate tax liability but may serve to defer the tax liability of shareholders consistent with the investment objective and policies of the Fund. This practice may increase the volatility of returns by adding an element of momentum to the securities selection process.

     WTIM retains full discretion to add, subtract or revise the factors utilized, weightings and processes applied to construct the reference portfolio as well as discretion to determine the representative sample of securities for purchase by it on behalf of a Fund.



     The investment strategy used by WTIM is unlike indexing strategies that use stock market capitalization as the basis for portfolio construction. Recent academic and financial research suggests that to the extent securities are mispriced in the stock market, such mis-pricing would cause capitalization-weighted indices to overweight or underweight constituent securities relative to their fair value. WTIM attempts to mitigate potential stock pricing errors by compiling a reference portfolio based on certain fundamental metrics of company size rather than stock market capitalization. The research has shown that an index that weights stocks based on these fundamental measures of size (derived from public accounting data, such as annual reports) would have outperformed indices that weight securities based on market capitalization.



PRINCIPAL RISKS OF THE FUNDS

     The following is a list of certain principal risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds' Statement of Additional Information ("SAI") which is available on the Funds' website at http://www. wilmingtonfunds.com. Each Fund may be subject to additional principal risks other than those described below because the types of investments made by a Fund can change over time.

         o ALLOCATION RISK (ALL FUNDS): The risk that the investment adviser will make less than optimal or poor asset allocation decisions.

         o LIQUIDITY RISK (ALL FUNDS): The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

         o MARKET RISK (ALL FUNDS): The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         o GROWTH INVESTING RISK (ALL FUNDS): The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.

         o OPPORTUNITY RISK (ALL FUNDS): The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

         o SMALL-CAP RISK (SMALL-CAP FUND): Small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large- cap companies and therefore may involve greater risk.

         o VALUATION RISK (ALL FUNDS): The risk that a fund has valued certain of its securities at a higher price than it can sell them.

         o VALUE INVESTING RISK (ALL FUNDS): The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

DISCLOSURE OF PORTFOLIO HOLDINGS

      A description of the Funds' policies and procedures with respect to the disclosure of their portfolio securities is available in the Funds' SAI, which is available, free of charge, by calling (800) 336-9970 and on the Funds' website at www.wilmingtonfunds.com. The SAI may also be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at www.sec.gov.

                            MANAGEMENT OF THE FUNDS

     The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER


     Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned indirect subsidiary of M&T Bank Corporation ("M&T"), which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3280 Peachtree Road NE, 27th Floor, Atlanta, Georgia 30305, also a wholly owned indirect subsidiary of M&T and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC has overall responsibility for directing each Fund's investments in accordance with its investment objective, policies and limitations. RSMC provides its services to investment companies. As of September 30, 2011, RSMC had approximately $5.5 billion in assets under management.

      RSMC waived or reimbursed 0.44% of the 0.50% in advisory and sub-advisory fees due to RSMC and WTIM for the Large-Cap Strategy Fund, and waived or reimbursed 0.55% of the advisory and sub-advisory fees due to RSMC and WTIM for the Small-Cap Strategy Fund, pursuant to the Funds' expense limitation agreement.



     Subject to its obligation to seek best execution, RSMC may direct the sub-advisers to place trades through designated brokers, which may include brokers affiliated with RSMC or a sub-adviser. Such directed brokerage transactions, placed with an affiliated broker-dealer, will be completed in accordance with the applicable regulatory requirements and the procedures adopted by the Board of Trustees.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission ("SEC"), the Trust and RSMC may enter into new sub-advisory agreements or materially amend existing sub-advisory agreements, subject to approval by the Board (including a majority of Independent Trustees), without obtaining shareholder approval. When a Fund relies on such exemptive relief, the shareholders of the Fund will be provided with information about the sub-adviser and the sub-advisory agreement. Any changes to a sub-advisory agreement that would result in an increase in the overall management and advisory fees of a Fund or involving an affiliate are required to be approved by the shareholders of such Fund.

     A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for each of the Funds is available in the semi-annual report to shareholders for the period ended December 31.

FUND MANAGEMENT

FOR EACH FUND

    RODNEY SQUARE MANAGEMENT CORPORATION, INVESTMENT ADVISER
    WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC, SUB-ADVISER

     The day-to-day management of each Fund's assets is the responsibility of a team of WTIM investment professionals. The members of the management team and a brief description of each member's relevant professional experience is provided below:



     REX MACEY, CFA, CFP, CIMA is Senior Vice President and Chief Investment Officer of WTIM. Mr. Macey directs the strategic and tactical asset allocation research and chairs the Investment Research Team (IRT) for WTIM. Mr. Macey is a senior member of the firm's Investment Strategy Team. Mr. Macey joined Wilmington Trust in 2004 with considerable tenure in the financial and investment industries. Prior to joining Wilmington Trust, Mr. Macey served as the director of research at KPMG Investment Advisors and was chief investment officer for American Financial Advisors, LLC.

     ANDREW H. HOPKINS, CFA, CPA, is a Vice President of RSMC. Mr. Hopkins is the Director of the Equity Management Group and is responsible for Wilmington Trust's equity investment management program, which includes both large-cap and small-cap equity strategies. Mr. Hopkins manages a team of professionals responsible for equity research and portfolio management and quantitatively managed equity strategies, including passive and active strategies which utilize a risk model and optimization process to control risk. He is also a member of the fundamental portfolio management team for the Dividend Growth Strategy and Enhanced Dividend Growth Strategy. Mr. Hopkins joined RSMC in 1997 as a Securities Analyst covering the information technology sector.

     EDWARD S. FORRESTER, III, CFA, is an Assistant Vice President and Portfolio Manager/Research Analyst of WTIM. Mr. Forrester joined WTIM in 2006 and is responsible for providing market research, performance reporting and trade implementation for the Funds. Prior to joining WTIM, Mr. Forrester was employed by INVESCO where he served in a variety of capacities from 1999 to 2006.

     RAFAEL E. TAMARGO, is a Vice President and Portfolio Manager/Research Analyst at RSMC. Mr. Tamargo re-joined Wilmington Trust in 2007 after spending two and a half years at Kalmar Investments as a Portfolio Manager/Analyst specializing in small cap growth companies. Prior to joining Kalmar, Mr. Tamargo spent seven and a half years at Wilmington Trust as an Analyst, Portfolio Manager and Director of Equity Research.

     ALLEN E. CHOINSKI, CFA, is an Assistant Vice President and Portfolio Manager/Research Analyst of WTIM and is responsible for quantitative equity research and portfolio management. Mr. Choinski also develops targeted quantitative models. Prior to joining Wilmington Trust in 2007, Mr. Choinski researched and implemented quantitative equity investment strategies at Alpha Equity Management, LLC. Mr. Choinski began his career at Smith Barney as a financial advisor, and later worked for five years at ING's Aeltus Investment Management in fundamental and quantitative research.

     Information about portfolio managers' compensation, other accounts managed by the portfolio managers and their ownership in the Funds can be found in the Funds' SAI.

SERVICE PROVIDERS

The chart below provides information on the Funds' primary service providers.

Asset Management                                                         Shareholder Services
--------------------------------------------------------------------------------------------------------------------
 INVESTMENT ADVISER AND ADMINISTRATOR                                                  TRANSFER AGENT

     RODNEY SQUARE MANAGEMENT CORP.                                       BNY MELLON INVESTMENT SERVICING (U.S.)
          1100 NORTH MARKET STREET                                                          INC.
           WILMINGTON, DE 19890                                                        760 MOORE ROAD
                                                                                 KING OF PRUSSIA, PA 19406
Manages each Fund's investment activities
and oversees Fund administration and other                               Handles certain shareholder services,
service providers.                                                       including recordkeeping and statements,
                                                                         payment of distributions and processing
                                                                         of buy and sell requests.
--------------------------------------------------------------------------------------------------------------------
                                                   WT MUTUAL FUND

                                           Wilmington Large-Cap Strategy Fund
                                           Wilmington Small-Cap Strategy Fund

--------------------------------------------------------------------------------------------------------------------
Fund Operations                                                      Fund Asset Safe Keeping
--------------------------------------------------------------------------------------------------------------------
            SUB-ADMINISTRATOR AND                                                       CUSTODIAN
                ACCOUNTING AGENT

  BNY MELLON INVESTMENT SERVICING (U.S.) INC.                                    WILMINGTON TRUST COMPANY
              301 BELLEVUE PARKWAY                                              1100 NORTH MARKET STREET
             WILMINGTON, DE 19809                                                WILMINGTON, DE 19890

Provides facilities, equipment and personnel to                      Holds each Fund's assets, settles all portfolio
carry out administrative services related to                         trades and collects income earned by the assets.
each Fund and calculates each Fund's NAV
and distributions.
--------------------------------------------------------------------------------------------------------------------
                                                   Distribution
--------------------------------------------------------------------------------------------------------------------
                                                  DISTRIBUTOR

                                          PROFESSIONAL FUNDS DISTRIBUTOR, LLC
                                                   760 MOORE ROAD
                                            KING OF PRUSSIA, PA 19406

                                              Distributes the Funds' Shares.

                            SHAREHOLDER INFORMATION

PRICING OF SHARES

     The price of each Fund's shares is based on the Fund's net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, BNY Mellon Investment Servicing (U.S.) Inc. ("BNY Mellon"), determines the daily NAV per share. To determine the value of those securities, BNY Mellon may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

     Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

     BNY Mellon determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (typically 4:00 p.m. Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

SHARE CLASSES


     The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.


PURCHASE OF SHARES

     Institutional Shares are offered on a continuous basis and are sold without sales charges. A Shares are offered on a continuous basis and are sold with a front-end sales charge. The minimum initial investment in Institutional Shares is $500,000. The minimum initial investment in A Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

FRONT-END SALES CHARGE

     In order to purchase A Shares, you will incur a front-end sales charge at the time of purchase (a "sales charge") based on the dollar amount of your purchase. The maximum initial sales charge is 3.50% of the offering price, which is reduced for purchases of $100,000 or more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers." To obtain a breakpoint discount, you should inform the Fund (or your financial intermediary) at the time of purchase of the existence of all circumstances. Please provide the Fund (or your financial intermediary) with Fund account statements and the following information verifying your eligibility for a breakpoint discount:

         o Information or records regarding Fund shares held in all your accounts (e. g. , retirement accounts) at your financial intermediary(ies); and

         o Information or records regarding Fund shares held at any financial intermediary by persons related to you, such as members of your family or household.

     The offering price for each A Share is the NAV plus the front-end sales charge. When you purchase A Shares in a Fund, the Fund will deduct the appropriate front-end sales charge and invest the remainder in A Shares of the Fund.

     A Shares are subject to an ongoing distribution (Rule 12b-1) fee of 0.25% of each Fund's average daily net assets attributable to A Shares. A Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end sales charge") when they are redeemed. The sales charge is paid directly to the selling broker-dealer.


YOUR INVESTMENT IN                AS A PERCENTAGE OF          AS A PERCENTAGE OF
CLASS A SHARES OF THE FUND          OFFERING PRICE             YOUR INVESTMENT
--------------------------------------------------------------------------------
$1,000 up to $100,000                   3.50%                       3.63%
$100,000 up to $250,000                 2.00%                       2.04%
$250,000 up to $500,000                 1.50%                       1.52%
Over $500,000                            None                        None


SALES CHARGE REDUCTIONS AND WAIVERS

     REDUCING SALES CHARGES ON YOUR A SHARES. You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedules, as set forth above. The sales charge for purchases of a Fund's Class A shares may also be reduced through an Accumulation Privilege or a Letter of Intent, as described below, and these can be combined in any manner. To use these privileges, discuss your eligibility with your financial consultant.

         o Accumulation privilege - permits you to add the value of any A Shares that you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.

         o Letter of intent - permits you to purchase A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application for terms and conditions.

NET ASSET VALUE PURCHASES. A Shares may be purchased at net asset value by:

         o Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with fifty (50) or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

         o Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

         o "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of a Fund's shares;

         o Current or retired trustees, officers and employees of the Trust, the distributor, the transfer agent, the Adviser and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or their family members; and

         o Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor.

     You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

     If you would like additional information about each Fund's sales charges, please visit the Funds' website at www.wilmingtonfunds. com, call (800) 336-9970 or consult your broker or financial intermediary. The website provides links to information on sales charges free of charge and in a clear and prominent format.

     NETWORKING AND SUB-TRANSFER AGENCY FEES: The Funds may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Adviser and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

     In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Equity Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:




REGULAR MAIL:                                            OVERNIGHT MAIL:
Wilmington Equity Funds                                  Wilmington Equity Funds
c/o BNY Mellon Investment Servicing (U.S.) Inc.          c/o BNY Mellon Investment Servicing (U.S.) Inc.
P.O, Box 9828                                            4400 Computer Drive
Providence, RI 02940                                     Westborough, MA 01581




     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call BNY Mellon at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and, if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

     Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

     It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

REDEMPTION OF SHARES

     You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If Fund shares are held for more than 60 days, there is no fee when they are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt.

Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

     REDEMPTION FEE: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including but not limited to: (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same
Fund, or (F) by a Fund to cover various fees; (iii) shares converted from one share class to another in the same Fund; or (iv) redemptions or exchanges processed from retirement accounts where a Fund is designated as a "qualified default investment alternative."

     FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fee set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." To deter market timing and to minimize harm to a Fund and its shareholders, each Fund (i) charges a redemption fee of 1.00% if shares are redeemed within 60 days of purchase and (ii) reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

     Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Funds invest significantly in foreign securities traded on markets which close prior to when such Fund determines its net asset value, market timing can cause dilution in the value of such Fund's shares held by other shareholders. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such small-cap stocks may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

     There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Funds with access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person.

     BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program
(MSP). Signature guarantees that are not part of these programs will not be accepted.

     Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:




REGULAR MAIL:                                            OVERNIGHT MAIL:
Wilmington Equity Funds                                  Wilmington Equity Funds
c/o BNY Mellon Investment Servicing (U.S.) Inc.          c/o BNY Mellon Investment Servicing (U.S.) Inc.
P.O, Box 9828                                            4400 Computer Drive
Providence, RI 02940                                     Westborough, MA 01581



     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

     In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

     If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days). The Funds reserve the right to redeem in-kind.

     SMALL ACCOUNTS: If the value of your investment in a Fund falls below $50,000 for Institutional Shares and $500 for A Shares, you may be asked to increase your balance. If after 60 days the account value is still below $50,000 for Institutional Shares and $500 for A Shares, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $50,000 for Institutional Shares and $500 for A Shares solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/ directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children. For additional information on other ways to redeem shares, please refer to the Funds' SAI.

EXCHANGE OF SHARES

You may exchange all or a portion of your shares in a Fund for shares of the same class of the following funds ("Wilmington Funds"):

         Wilmington Aggressive Asset Allocation Fund
         Wilmington Conservative Asset Allocation Fund
         Wilmington Prime Money Market Fund
         Wilmington U.S. Government Money Market Fund
         Wilmington Tax-Exempt Money Market Fund
         Wilmington Short/Intermediate-Term Bond Fund
         Wilmington Broad Market Bond Fund
         Wilmington Municipal Bond Fund
         Wilmington Large-Cap Strategy Fund
         Wilmington Small-Cap Strategy Fund
         Wilmington Multi-Manager International Fund
         Wilmington Multi-Manager Real Asset Fund

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax consequences of exchanging your shares in a Fund for shares of a different Fund.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $50,000 in an Institutional Class shareholder's account or $500 in a Class A shareholder's account.

     FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are exchanged within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "REDEMPTION OF SHARES" for additional information regarding redemptions and this fee.

     Prospectuses for Institutional or A Shares of the other Wilmington Funds may be obtained free of charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

DISTRIBUTIONS

     Distributions from the net investment income of each Fund, if any, are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES



     The tax information in this Prospectus is provided for general information only and should not be considered as tax advice or relied upon by a shareholder or prospective investor.

     GENERAL. The Funds intend to qualify annually to be treated as regulated investment companies under the IRC. As such, the Funds will not be subject to federal income taxes on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions of the IRC. If for any taxable year a Fund fails to qualify as a regulated investment company (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to a tax on a graduated basis with a maximum tax rate of 35% (for taxable years beginning prior to January 1, 2013); and (2) all distributions from earnings and profits (as determined under federal income tax principles) will be taxable as dividend income that may be eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporate shareholders.

     DISTRIBUTIONS. The Funds will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Funds have held their assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions are taxable whether you reinvest such distributions in additional shares of a Fund or choose to receive cash.

     ORDINARY INCOME. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2013 and designated by a Fund as "qualified dividend income" are eligible for the long-term capital gains rate of 15% (0% for individuals in lower tax brackets). Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

     NET CAPITAL GAINS. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. For tax years beginning before January 1, 2013, the maximum individual tax rate on net long-term capital gains is 15%.

     SALE OR EXCHANGE OF SHARES. It is a taxable event for you if you sell shares of a Fund. Depending on the purchase price and the sale price of the shares you sell, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you hold the shares of the Fund as a capital asset. The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund. Sales of shares of a Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss. Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends, if any, received by the shareholder with respect to such shares.

     MEDICARE CONTRIBUTION TAX. Under current law, beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains. If applicable, the tax will be imposed on the lesser of your
(i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).



     BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.



     STATE AND LOCAL INCOME TAXES. This Prospectus does not discuss the state and local tax consequences of an investment in the Funds. You are urged and advised to consult your own tax advisor concerning state and local taxes, which may have different consequences from those of the federal income tax law.

     NON-U.S. SHAREHOLDERS. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in a Fund. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in a Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign country tax consequences of an investment in a Fund.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions.

     This section is only a summary of some important U.S. federal income tax considerations that may affect your investment in a Fund. More information regarding these considerations appears in the Funds' SAI. You are urged and advised to consult your own tax advisor regarding the effects of an investment in a Fund on your tax situation.


DISTRIBUTION ARRANGEMENTS

     Professional Funds Distributor, LLC manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Institutional Shares of the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

     The A Shares of each Fund have adopted a distribution plan under Rule 12b-1 that allows a Fund to pay a fee to the Distributor for the sale and distribution of A Shares, and for services provided to shareholders of A Shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distribution (Rule 12b-1) Plan provides for payments of up to 0.25% of the average daily net assets of each Fund's A Shares.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

     The Adviser and affiliates of the Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, the Adviser will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders' fees that vary depending on the Fund and the dollar amount of shares sold.

     If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Funds) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

     Although a Fund may use firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing firms to effect those transactions.

FINANCIAL HIGHLIGHTS


     The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years, or if shorter, the period of the Fund's operation. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the 2011 Annual Report, which is available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.


LARGE-CAP FUND -- INSTITUTIONAL SHARES


                                                    FOR THE YEARS ENDED JUNE 30,
                                          ------------------------------------------------------
                                          2011     2010     2009                2008     2007
                                          ------------------------------------------------------
      NET ASSET VALUE -- BEGINNING
         OF YEAR                          $ 9.39   $ 8.61   $ 12.28            $ 14.40   $ 12.33
                                          ------   ------   -------            -------   -------
      INVESTMENT OPERATIONS:
         Net investment income(1)            0.20     0.10     0.12               0.09      0.10
         Net realized and unrealized gain
           (loss) on investments             2.72     0.79    (3.68)             (1.57)     2.16
                                          -------   ------   -------            -------  -------
      Total from investment operations       2.92     0.89    (3.56)             (1.48)     2.26
                                          -------   ------   -------            -------  -------
      DISTRIBUTION
         From net investment income         (0.18)   (0.11)   (0.11)             (0.09)    (0.09)
         From net realized gains               --       --       --              (0.55)    (0.10)
                                          -------   ------   -------            -------  -------
           Total distributions              (0.18)   (0.11)   (0.11)             (0.64)    (0.19)
                                          -------  -------   -------            -------  -------
      NET ASSET VALUE -- END OF YEAR      $ 12.13  $ 9.39   $ 8.61              $12.28   $ 14.40
                                          =======  =======   =================  ======   =======
      TOTAL RETURN                          31.24%   10.28%  (28.94)%           (10.75)%   18.45%
      RATIOS (TO AVERAGE NET ASSETS)/
         SUPPLEMENTAL DATA:
      Expenses:
        Including expense
             limitations                     0.25%    0.93%    1.00%              0.93%     0.86%
        Excluding expense
             limitations.                    0.69%    1.01%    1.18%              1.00%     0.93%
      Net investment income (loss)           1.72%    0.99%    1.27%              0.67%     0.72%
      Portfolio turnover rate                  39%     160%     224%               127%       96%
      Net assets at the end of year
         (000 omitted)                    $429,467  $118,102 $131,692           $242,391  $252,756



(1) The net investment income per share was calculated using the average shares outstanding method.


LARGE-CAP FUND -- A SHARES


                                                           FOR THE YEARS ENDED JUNE 30,
                                              ------------------------------------------------------------
                                               2011        2010       2009                2008      2007
                                              ------------------------------------------------------------
      NET ASSET VALUE -- BEGINNING
         OF YEAR                              $  9.45    $   8.61   $ 12.28              $ 14.41   $ 12.33
                                              -------    --------   -------              -------   -------
      INVESTMENT OPERATIONS:
         Net investment income(1)                0.16        0.07      0.10                 0.05      0.06
         Net realized and unrealized gain
           (loss) on investments                 2.64        0.85     (3.68)               (1.56)     2.18
                                              -------    --------   -------              -------   -------
             Total from investment operations    2.80        0.92     (3.58)               (1.51)     2.24
                                              -------    --------   -------              -------   -------
      DISTRIBUTIONS
         From net investment income             (0.12)      (0.08)    (0.09)               (0.07)    (0.06)
         From net realized gains                   --          --        --                (0.55)    (0.10)
                                              -------    --------   -------              -------   -------
           Total distributions                  (0.12)      (0.08)    (0.09)               (0.62)    (0.16)
                                              -------    --------   -------              -------   -------
      NET ASSET VALUE -- END OF YEAR          $ 12.13    $   9.45   $ 8.61               $ 12.28   $ 14.41
                                              =======    ========   ===================  =======   =======
      TOTAL RETURN(2)                           30.00%      10.36%   (29.11)%             (10.98)%  18.26%
      RATIOS (TO AVERAGE NET ASSETS)/
         SUPPLEMENTAL DATA:
         Expenses:
           Including expense limitations         0.50%       1.18%     1.25%                1.18%    1.11%
           Excluding expense limitations.        0.92%       1.32%     1.43%                1.30%    1.18%
         Net investment income (loss)            1.40%       0.70%     1.10%                0.39%    0.47%
      Portfolio turnover rate                      39%        160%     224%                  127%      96%
      Net assets at the end of year
         (000 omitted)                             $ 28         $ 2      $ 30                $ 41     $ 12

(1) The net investment income per share was calculated using the average shares outstanding method.

(2) Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.


SMALL-CAP FUND -- INSTITUTIONAL SHARES


                                                    FOR THE YEARS ENDED JUNE 30,
                                   ---------------------------------------------------------
                                   2011     2010     2009                  2008      2007
                                   ---------------------------------------------------------
NET ASSET VALUE -- BEGINNING
  OF YEAR                          $  7.90  $  6.57   $   9.16             $ 14.11   $ 14.20
                                   -------  -------   --------             -------   -------
INVESTMENT OPERATIONS:
  Net investment income (loss)(1)     0.11     0.09       0.05               (0.02)     0.02
  Net realized and unrealized gain
    (loss) on investments             2.80     1.32      (2.60)              (2.25)     1.89
                                   -------  -------   --------             -------   -------
Total from investment operations      2.91     1.41      (2.55)              (2.27)     1.91
                                   -------  -------   --------             -------   -------
DISTRIBUTIONS
  From net investment income         (0.11)   (0.08)     (0.04)                 --     (0.01)
  From net realized gains               --       --         --               (2.68)    (1.99)
                                   -------  -------   --------             -------   -------
    Total distributions              (0.11)   (0.08)     (0.04)              (2.68)    (2.00)
                                   -------  -------   --------             -------   -------
NET ASSET VALUE -- END OF YEAR     $ 10.70  $ 7.90    $   6.57              $ 9.16   $ 14.11
                                   =======  =======   ==================== =======   =======
TOTAL RETURN                         36.96%  21.47%     (27.72)%            (18.13)%   14.42%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:
  Expenses:
    Including expense
       limitations                    0.25%    0.25%      0.75%                1.25%    1.25%
    Excluding expense
       limitations.                   0.96%    1.07%      1.61%                1.92%    1.57%
  Net investment income (loss)        1.18%    1.14%      0.81%               (0.15)%   0.13%
Portfolio turnover rate                 48%      84%      205%                  134%     127%
Net assets at the end of year
  (000 omitted)                     $127,968  $99,057    $62,938             $ 31,834  $41,899




(1) The net investment income (loss) per share was calculated using the average shares outstanding method.

                              FOR MORE INFORMATION

             FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS,
            THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on each Fund's portfolio holdings and operating results, for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The Funds' SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the Funds' SAI is incorporated into this prospectus by this reference.

     Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:



     WT Mutual Fund
     c/o BNY Mellon Investment Servicing (U.S.) Inc.
     4400 Computer Drive
     Westborough, MA 01581
     (800) 336-9970
     9:00 a.m. to 5:00 p.m. Eastern time



     The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at http://www.wilmingtonfunds. com. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec. gov or, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-1520. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336 9970.

            The investment company registration number is 811-08648.

TRUSTEES                       OFFICERS
Nicholas A. Giordano           John J. Kelley
Chairman of the Board          President & Chief Executive Officer

                               John C. McDonnell
Robert H. Arnold               Vice President, Chief Financial Officer &
                               Treasurer

Dr. Eric Brucker               Edward W. Diffin Jr.
                               Vice President & Secretary

Robert J. Christian            Anna M. Bencrowsky
                               Vice President, Chief Compliance Officer &
                               Anti-Money Laundering Officer

                               Joseph M. Fahey Jr.
                               Vice President

                               Clayton M. Albright
                               Vice President





CUSTODIAN
Wilmington Trust Company
1100 North Market Street,
Wilmington, DE 19890

INVESTMENT ADVISER AND ADMINISTRATOR
Rodney Square Management Corporation
1100 North Market Street,
Wilmington, DE 19890

SUB-ADMINISTRATOR, TRANSFER AGENT, AND ACCOUNTING AGENT

BNY Mellon Investment Servicing (U.S.) Inc.
4400 Computer Drive
Westborough, MA 01581



[WILMINGTON FUNDS GRAPHIC OMITTED]                              EQUITY_PRO_11/11

                                              [WILMINGTON FUNDS GRAPHIC OMITTED]


                                   WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND
                                   INSTITUTIONAL SHARES            A SHARES
                                           WAAIX                    WAAAX


                                   WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND
                                   INSTITUTIONAL SHARES            A SHARES
                                           WCAIX                    WCAAX


                               OF WT MUTUAL FUND


                       PROSPECTUS DATED NOVEMBER 1, 2011


     This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND SUMMARY .....................................1
WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND SUMMARY ...................................6
MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVE, STRATEGIES AND RISKS ...........11
      INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS ....................................11
      ADDITIONAL INFORMATION REGARDING THE AFFILIATED UNDERLYING FUNDS .................12
      PRINCIPAL INVESTMENT RISKS OF THE FUNDS AND THE UNDERLYING FUNDS .................13
MANAGEMENT OF THE FUNDS ................................................................18
      INVESTMENT ADVISER ...............................................................18
      FUND MANAGERS ....................................................................18
      SERVICE PROVIDERS ................................................................19
SHAREHOLDER INFORMATION ................................................................20
      PRICING OF SHARES ................................................................20
      SHARE CLASSES ....................................................................20
      PURCHASE OF SHARES ...............................................................20
      REDEMPTION OF SHARES .............................................................23
      EXCHANGE OF SHARES ...............................................................25
      DISTRIBUTIONS ....................................................................25
      TAXES ............................................................................25
      DISTRIBUTION ARRANGEMENTS ........................................................27
      ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES ..............................27
      FINANCIAL HIGHLIGHTS .............................................................28
FOR MORE INFORMATION ...................................................................32

              WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

     The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in A Shares of the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the section "Purchase of Shares" on page 20 of the Fund's Prospectus.


SHAREHOLDER FEES
(fees paid directly from your investment):                  INSTITUTIONAL SHARES          A SHARES
Maximum Sales Charge (Load) imposed on Purchases
(as a % of offering price)                                         None                     3.50%
Redemption Fee (as a percentage of amount redeemed
  within 60 days of purchase)                                      1.00%                    1.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the
value of your investment):                                  INSTITUTIONAL SHARES          A SHARES
Management Fees                                                     None                    None
Distribution (12b-1) and/or Service Fees                            None                    0.25%
Other Expenses                                                     0.42%                    0.42%
Acquired Fund Fees and Expenses                                    0.62%                    0.62%
TOTAL ANNUAL FUND OPERATING EXPENSES                               1.04%                    1.29%



EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
INSTITUTIONAL SHARES           $106     $331      $ 574     $1,271
A SHARES                       $477     $745     $1,033     $1,852




PORTFOLIO TURNOVER



     The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes if Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

PRINCIPAL INVESTMENT STRATEGIES

     The Fund seeks to achieve its investment objective by normally investing approximately 80% to 100% of its assets in equity funds and approximately 0% to 20% of its assets in fixed income and real return funds. The Fund invests primarily in affiliated underlying funds and unaffiliated underlying funds, including exchange traded funds ("ETFs") (together, the "Underlying Funds"). The Fund may also invest in government securities, stocks, bonds and other types of securities (i.e., securities not issued by a fund) provided that such securities are consistent with the Fund's investment objective. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. Government securities, money market funds and cash or cash equivalents.

     The investment adviser uses a two-stage process to create an investment portfolio for the Fund. The first stage involves determining the percentage of the Fund's assets to be invested in the following asset classes: U.S. Equity, International Equity, Fixed Income and "Real Return" assets (inflation-linked bonds, securities of real estate companies and investment trusts and commodity-related securities). The investment adviser anticipates allocating approximately 35-75% to U.S. Equity, 15-55% to International Equity, 0-25% to Fixed Income and 0-25% to Real Return assets. The investment adviser may periodically adjust asset class allocations based on various quantitative and qualitative data.

     The second stage involves the selection of Underlying Funds to represent each asset class and the determination of weightings among the Underlying Funds. The investment adviser monitors the Fund's holdings daily to ensure that both the Underlying Funds selected and the actual allocations among the Underlying Funds continue to conform to the Fund's asset class allocations over time.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment may fluctuate significantly from day-to-day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by Federal Deposit Insurance Corporation or any other governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to the principal risks described below.

         o ASSET ALLOCATION RISK: The Fund's investment performance depends, in part, upon how its assets are allocated and reallocated among the Underlying Funds.

         o COMMODITY RISK: The value of commodity-related securities may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

         o DEBT SECURITY RISKS: Fixed income securities are subject to credit risk, interest rate risk and prepayment risk.



         o EMERGING MARKETS RISK: The risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

         o FOREIGN SECURITIES RISK: The risk that investing in foreign (non-U. S. ) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U. S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund's investments to decline.

         o GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation since their securities are not insured or guaranteed by the U. S. Treasury or the U. S. Government.

         o HIGH YIELD BONDS RISK: High yield bonds are subject to the risks normally associated with investing in fixed income securities. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds.

         o INVESTMENTS IN AFFILIATED UNDERLYING FUNDS: The investment adviser has the ability to select and substitute the Underlying Funds in which a Fund invests and may be subject to potential conflicts of interest because it may receive higher fees from certain Underlying Funds than others. However, the investment adviser is a fiduciary to the Fund and is required to act in the Fund's best interest.

         o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

         o NON-DIVERSIFICATION RISK: An Underlying Fund may be classified as "non-diversified," which means that an Underlying Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, an Underlying Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

         o PREFERRED STOCK RISK: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions.

         o PORTFOLIO TURNOVER RISK: The risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders.

         o RISKS OF REAL ESTATE-RELATED SECURITIES: Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. REITs involve additional risk factors including poor performance by a REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act of 1940 (the "1940 Act"). Since REITs have expenses of their own, the Underlying Fund will bear a proportionate share of these expenses in addition to the expenses of the Underlying Fund.

         o SMALL-CAP RISK: Small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

         o UNDERLYING FUND RISK: Because the Fund invests its assets in Underlying Funds, it will be sensitive to the risks associated with the Underlying Funds and changes in the value of the Underlying Funds may have a significant effect on the net asset value of the Fund. These risks will be greater to the extent that the Fund invests in a larger percentage of its assets in a particular Underlying Fund. By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests, in addition to the Fund's direct fees and expenses. Your cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Underlying Funds may change their investment objective or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investment from the Underlying Fund at a time that is unfavorable to the Fund. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you. An investment in Underlying Funds that are ETFs generally presents the same primary risks as an investment in Underlying Funds that are mutual funds. ETFs may be subject to additional risks, including the absence of an active market, the lack of market liquidity and the shares of an ETF may trade at prices other than NAV.

         o VALUATION RISK: The risk that an Underlying Fund has valued certain of its securities at a higher price than it can sell them.

RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing:

         o        changes in the Fund's performance from year-to-year; and

         o how the Fund's average annual returns for one year, five year and since inception periods compared to those of a broad measure of market preformance.



     The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at wilmingtonfunds.com and/or by calling the Fund toll-free at (800) 336-9970. For information on the prior history of the Fund, please see the section entitled "Prior History of the Funds" in the Fund's Statement of Additional Information.

     The annual returns in the bar chart are for the Fund's Institutional Shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.

ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION



[Graphic Omitted]



Calendar Year          Percent
-------------          -------
2004                   14.78%
-------------          -------
2005                   8.58%
-------------          -------
2006                   15.83%
-------------          -------
2007                   8.46%
-------------          -------
2008                   -38.59%
-------------          -------
2009                   26.96%
-------------          -------
2010                   13.01%
-------------          -------

     Calendar Year-to-Date Total Return as of September 30, 2011: -12.81%

     During the periods shown in the bar chart, the Fund's best quarter was up 17.70% (quarter ended June 30, 2009) and the Fund's worst quarter was down -22.15% (quarter ended December 31, 2008).



After-tax returns are shown only for Institutional Shares and after-tax returns for A Shares will vary.



                                                                                                                 SINCE
AVERAGE ANNUAL TOTAL RETURNS                                                                                   INCEPTION
(for the periods ended December 31, 2010)                                     1 YEAR          5 YEARS          (7/15/03)
------------------------------------------------------------------------------------------------------------------------------------
Institutional Shares Return Before Taxes                                      13.01%           2.27%              6.26%
Institutional Shares Return After Taxes on Distributions(1)                   12.44%           1.16%               N/A
Institutional Shares Return After Taxes on
  Distributions and Sale of Fund Shares(1)                                     8.60%           1.44%               N/A
A Shares Return Before Taxes                                                   8.87%           1.30%              5.44%
Aggressive Blended Index(2)(reflects no deduction for fees,
  expenses or taxes)                                                          15.23%           3.89%              8.23%
Russell 3000 Index Index(2)(reflects no deduction for fees,
  expenses or taxes)                                                          16.93%           4.61%              5.83%
MSCI All Country World ex-US Investable Market Index
  (reflects no deduction for fees, expenses or taxes)                         12.73%            5.14%            11.73%
Dow Jones Global Aggressive Portfolio Index(3) (reflects no
  deduction for fees, expenses or taxes)                                      19.42%           4.78%             10.06%
S&P 500 Index(3) (reflects no deduction for fees, expenses or taxes)          15.06%           2.29%              5.20%



(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



(2) The Aggressive Blended Index is calculated by the investment adviser and represents the weighted returns of the following indices: Russell 3000 Index (55%), MSCI All Country World ex-US Investable Market Index (35%), Barclays Capital World Government Inflation-Linked Bond (ILB) Index (hedged USD) (5%), S&P Global Developed Property Index (3.5%), and the Dow Jones-UBS Commodity Index (1.5%).

(3) Effective January 1, 2011, the Fund changed the indices it measures its performance against from the Dow Jones Global Aggressive Portfolio Index and S&P 500 Index to the Aggressive Blended Index, the Russell 3000 Index, and the MSCI All Country World ex-US Investable Market Index. This change was made to align the indices with the asset allocation of the Fund.

MANAGEMENT

INVESTMENT ADVISER/SUB-ADVISER

Rodney Square Management Corporation ("RSMC") is the investment adviser for the Fund.

Wilmington Trust Investment Management, LLC ("WTIM") is sub-adviser for the
Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for the day-to-day management of the Fund's portfolio:



NAME                LENGTH OF SERVICE             TITLE
------------------- ----------------------------- -------------------------------
R. SAMUEL FRAUNDORF Portfolio Manager of the Fund President of WTIM
                    since 2004.
------------------- ----------------------------- -------------------------------
REX MACEY           Portfolio Manager of the Fund Senior Vice President and Chief
                    since 2009.                   Investment Officer
------------------- ----------------------------- -------------------------------



PURCHASE AND SALE OF SHARES


PURCHASE MINIMUMS             INITIAL           SUBSEQUENT
--------------------          --------          ----------
Institutional Shares          $500,000          None
--------------------          --------          ----------
A Shares                      $ 1,000           None
--------------------          --------          ----------




     You may purchase and sell (redeem) your shares each day the New York Stock Exchange is open. You may purchase and sell your shares through your financial intermediary or by mail (Wilmington Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9828, Providence, RI 02940) or telephone ((800) 336-9970).



TAX INFORMATION



     The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or your shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Your withdrawals from a retirement plan may be subject to federal income tax.



PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

     If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

             WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek current income and preservation of capital.

FEES AND EXPENSES OF THE FUND



     The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in A Shares of the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the section "Purchase of Shares" on page 20 of the Fund's Prospectus.

SHAREHOLDER FEES
(fees paid directly from your investment):                  INSTITUTIONAL SHARES          A SHARES
Maximum Sales Charge (Load) imposed on Purchases
(as a % of offering price)                                          None                   3.50%
Redemption Fee (as a percentage of amount redeemed
  within 60 days of purchase)                                      1.00%                   1.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the
value of your investment):                                  INSTITUTIONAL SHARES          A SHARES
Management Fees                                                     None                    None
Distribution (12b-1) and/or Service Fees                            None                   0.25%
Other Expenses                                                     0.35%                   0.35%
Acquired Fund Fees and Expenses                                    0.56%                   0.56%
TOTAL ANNUAL FUND OPERATING EXPENSES                               0.91%                   1.16%



EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
INSTITUTIONAL SHARES            $93     $290       $504     $1,120
A SHARES                       $464     $706       $966     $1,710




PORTFOLIO TURNOVER



     The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes if Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

PRINCIPAL INVESTMENT STRATEGIES

     The Fund seeks to achieve its investment objective by normally investing approximately 50% to 70% of its assets in fixed income and real return funds and approximately 30% to 50% of its assets in equity funds. The Fund invests primarily in affiliated underlying funds and unaffiliated underlying funds, including exchange traded funds ("ETFs") (together, the "Underlying Funds"). The Fund may also invest in government securities, stocks, bonds and other types of securities (i.e., securities not issued by a fund) provided that such securities are consistent with the Fund's investment objective. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. Government securities, money market funds and cash or cash equivalents.

     The investment adviser uses a two-stage process to create an investment portfolio for the Fund. The first stage involves determining the percentage of the Fund's assets to be invested in the following asset classes: U.S. Equity, International Equity, Fixed Income and "Real Return" assets (inflation-linked bonds, securities of real estate companies and investment trusts and commodity-related securities). The investment adviser anticipates allocating approximately 5-35% to U.S. Equity, 0-35% to International Equity, 35-75% to Fixed Income and 0-25% to Real Return assets. The investment adviser may periodically adjust asset class allocations based on various quantitative and qualitative data.

     The second stage involves the selection of Underlying Funds to represent each asset class and the determination of weightings among the Underlying Funds. The investment adviser monitors the Fund's holdings daily to ensure that both the Underlying Funds selected and the actual allocations among the Underlying Funds continue to conform to the Fund's asset class allocations over time.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment may fluctuate significantly from day-to-day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by Federal Deposit Insurance Corporation or any other governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to the principal risks described below.

         o ASSET ALLOCATION RISK: The Fund's investment performance depends, in part, upon how its assets are allocated and reallocated among the Underlying Funds.

         o COMMODITY RISK: The value of commodity-related securities may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

         o DEBT SECURITY RISKS: Fixed income securities are subject to credit risk, interest rate risk and prepayment risk.



         o EMERGING MARKETS RISK: The risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

         o FOREIGN SECURITIES RISK: The risk that investing in foreign (non-U. S. ) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U. S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund's investments to decline.



         o GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation since their securities are not insured or guaranteed by the U. S. Treasury or the U. S. Government.

         o HIGH YIELD BONDS RISK: High yield bonds are subject to the risks normally associated with investing in fixed income securities. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds.

         o INVESTMENTS IN AFFILIATED UNDERLYING FUNDS: The investment adviser has the ability to select and substitute the Underlying Funds in which a Fund invests and may be subject to potential conflicts of interest because it may receive higher fees from certain Underlying Funds than others. However, the investment adviser is a fiduciary to the Fund and is required to act in the Fund's best interest.

         o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

         o NON-DIVERSIFICATION RISK: An Underlying Fund may be classified as "non-diversified," which means that an Underlying Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, an Underlying Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

         o PREFERRED STOCK RISK: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions.

         o PORTFOLIO TURNOVER RISK: The risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders.

         o RISKS OF REAL ESTATE-RELATED SECURITIES: Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. REITs involve additional risk factors including poor performance by a REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act of 1940 (the "1940 Act"). Since REITs have expenses of their own, the Underlying Fund will bear a proportionate share of these expenses in addition to the expenses of the Underlying Fund.

         o SMALL-CAP RISK: Small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

         o UNDERLYING FUND RISK: Because the Fund invests its assets in Underlying Funds, it will be sensitive to the risks associated with the Underlying Funds and changes in the value of the Underlying Funds may have a significant effect on the net asset value of the Fund. These risks will be greater to the extent that the Fund invests in a larger percentage of its assets in a particular Underlying Fund. By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests, in addition to the Fund's direct fees and expenses. Your cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Underlying Funds may change their investment objective or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investment from the Underlying Fund at a time that is unfavorable to the Fund. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you. An investment in Underlying Funds that are ETFs generally presents the same primary risks as an investment in Underlying Funds that are mutual funds. ETFs may be subject to additional risks, including the absence of an active market, the lack of market liquidity and the shares of an ETF may trade at prices other than NAV.

         o VALUATION RISK: The risk that an Underlying Fund has valued certain of its securities at a higher price than it can sell them.

RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing:

         o        changes in the Fund's performance from year-to-year; and

         o how the Fund's average annual returns for one year, five year and since inception periods compared to those of a broad measure of market performance.



     The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at wilmingtonfunds.com and/or by calling the Fund toll-free at (800) 336-9970. For information on the prior history of the Fund, please see the section entitled "Prior History of the Funds" in the Fund's Statement of Additional Information.

     The annual returns in the bar chart are for the Fund's Institutional Shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.

ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION



[Graphic Omitted]

Calendar Year          Percent
-------------          -------
2004                     7.49%
-------------          -------
2005                     4.37%
-------------          -------
2006                     8.50%
-------------          -------
2007                     6.55%
-------------          -------
2008                   -15.27%
-------------          -------
2009                    14.89%
-------------          -------
2010                     8.74%
-------------          -------

     Calendar Year-to-Date Total Return as of September 30, 2011: -3.74%

     During the periods shown in the bar chart, the Fund's best quarter was up 8.07% (quarter ended June 30, 2009) and the Fund's worst quarter was down -7.31% (quarter ended December 31, 2008).



After-tax returns are shown only for Institutional Shares and after-tax returns for A Shares will vary.



                                                                                                           SINCE
AVERAGE ANNUAL TOTAL RETURNS                                                                             INCEPTION
(for the periods ended December 31, 2010)                               1 YEAR          5 YEARS           (9/1/03)
------------------------------------------------------------------------------------------------------------------------------------
Institutional Shares Return Before Taxes                                8.74%           4.18%             5.09%
Institutional Shares Return After Taxes on Distributions(1)             7.59%           3.03%              N/A
Institutional Shares Return After Taxes on Distributions and
  Sale of Fund Shares(1)                                                5.71%           2.94%              N/A
A Shares Return Before Taxes                                            4.64%           3.20%             4.27%
Conservative Blended Index(2)(reflects no deduction for fees,
   expenses or taxes)                                                  10.30%           5.30%             6.68%
Barclays Capital US Intermediate Government/Credit Index
   (reflects no deduction for fees, expenses or taxes)                  5.89%           5.53%             4.75%
Russell 3000 Index (reflects no deduction for fees,
   expenses or taxes)                                                  16.93%           4.61%             5.80%
MSCI All Country World ex-US Investable Market Index
   (reflects no deduction for fees, expenses or taxes)                 12.73%           5.14%             11.45%
Dow Jones Global Moderately Conservative Portfolio Index(4)
   (reflects no deduction for fees, expenses or taxes)                 11.05%           5.11%             6.77%
Old Blended Index(3,4) (reflects no deduction for fees,
   expenses or taxes)                                                   9.98%           4.63%             5.22%



(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



(2) The Conservative Blended Index is calculated by the investment adviser and represents the weighted returns of the following indices: Barclays Capital US Intermediate Government/Credit Index (55%), Russell 3000 Index (20%), MSCI All Country World ex-US Investable Market Index (15%), Barclays Capital World Government Inflation-Linked Bond (ILB) Index (hedged USD) (5%), S&P Global Developed Property Index (3.5%), and the Dow Jones-UBS Commodity Index (1.5%).

(3) The Old Blended Index is calculated by the investment adviser and represents the weighted return of 40% S&P 500 Index and 60% Barclays Capital US Intermediate Government/Credit Index.

(4) Effective January 1, 2011, the Fund changed the indices it measures its performance against from the Dow Jones Global Moderately Conservative Portfolio Index and the Old Blended Index to the Conservative Blended Index, the Barclays Capital US Intermediate Government/Credit Index, the Russell 3000 Index, and the MSCI All Country World ex-US Investable Market Index. This change was made to align the indices with the asset allocation of the Fund.

MANAGEMENT

INVESTMENT ADVISER/SUB-ADVISER

Rodney Square Management Corporation ("RSMC") is the investment adviser for the Fund.

Wilmington Trust Investment Management, LLC ("WTIM") is sub-adviser for the
Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for the day-to-day management of the Fund's portfolio:



NAME                LENGTH OF SERVICE             TITLE
------------------- ----------------------------- -------------------------------
R. SAMUEL FRAUNDORF Portfolio Manager of the Fund President of WTIM
                    since 2004.
------------------- ----------------------------- -------------------------------
REX MACEY           Portfolio Manager of the Fund Senior Vice President and Chief
                    since 2009.                   Investment Officer
------------------- ----------------------------- -------------------------------



PURCHASE AND SALE OF SHARES


PURCHASE MINIMUMS             INITIAL           SUBSEQUENT
--------------------          --------          ----------
INSTITUTIONAL SHARES          $500,000          None
--------------------          --------          ----------
A SHARES                      $ 1,000           None
--------------------          --------          ----------




     You may purchase and sell (redeem) your shares each day the New York Stock Exchange is open. You may purchase and sell your shares through your financial intermediary or by mail (Wilmington Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9828, Providence, RI 02940) or telephone ((800) 336-9970).



TAX INFORMATION



     The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or your shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Your withdrawals from a retirement plan may be subject to federal income tax.



PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

     If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

            MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVE,
                              STRATEGIES AND RISKS

INVESTMENT OBJECTIVES

     The Wilmington Aggressive Asset Allocation Fund ("Aggressive Fund") seeks long-term capital appreciation. The Wilmington Conservative Asset Allocation Fund ("Conservative Fund") seeks current income and preservation of capital. These investment objectives may be changed without shareholder approval. There is no guarantee that a Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

     The Aggressive Fund seeks to achieve its investment objective by normally investing approximately 80% to 100% of its assets in equity funds and approximately 0% to 20% of its assets in fixed income and real return funds. The Conservative Fund seeks to achieve its investment objective by normally investing approximately 50% to 70% of its assets in fixed income and real return funds and approximately 30% to 50% of its assets in equity funds. These policies may be changed without shareholder approval.

     The Funds invest primarily in affiliated underlying funds and unaffiliated underlying funds, including exchange traded funds ("ETFs") (together, the "Underlying Funds"). Each Fund may also invest in government securities, stocks, bonds and other types of securities (i.e., securities not issued by a fund) provided that such securities are consistent with the Fund's investment objective. For cash management purposes, each Fund may hold a portion of its assets directly in U.S. Government securities, money market funds and cash or cash equivalents.

     RSMC uses a two-stage process to create an investment portfolio for a Fund. The first stage involves determining the percentage of each Fund's assets to be invested in the following asset classes: U.S. Equity, International Equity, Fixed Income and "Real Return" assets (inflation-linked bonds, securities of real estate companies and investment trusts, and commodity-related securities). RSMC determines, monitors and may periodically adjust asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets and various segments within those markets. The following table illustrates the range of each Fund's allocation among asset classes (the allocations and/or actual holdings will vary from time to time):

                              AGGRESSIVE ASSET ALLOCATION FUND          CONSERVATIVE ASSET ALLOCATION FUND
RISK PROFILE                          AGGRESSIVE/GROWTH                         CONSERVATIVE/INCOME
U.S. Equity                               35% - 75%                                  5% - 35%
International Equity                      15% - 55%                                  0% - 35%
Fixed Income                               0% - 25%                                 35% - 75%
Real Return                                0% - 25%                                  0% - 25%

     The second stage involves the selection of Underlying Funds to represent each asset class and the determination of weightings among the Underlying Funds for each Fund. RSMC monitors each Fund's holdings daily. RSMC may rebalance each Fund's investments in the Underlying Funds, as it deems appropriate. RSMC may change the asset class allocations or the Underlying Funds or the weightings without prior approval from shareholders.

INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS

     The Underlying Funds use a broad array of investment styles. The Underlying Funds can buy many types of equity and debt securities, among them common stocks of companies of any size, corporate-bonds of varying credit quality, U.S. Government and agency bonds, mortgage-backed and asset-backed securities and money market instruments. These securities are mainly issued by U.S. issuers but may be issued by foreign issuers. Additional information regarding the investment objectives and investment strategies of the affiliated Underlying Funds is below in the section entitled "Additional Information Regarding the Affiliated Underlying Funds."

     Some or all of the Underlying Funds may to varying extents: borrow money; lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Funds are indirectly subject to some or all of these risks to varying degrees because they invest their assets in the Underlying Funds.

     For cash management purposes, certain Underlying Funds may maintain cash reserves and invest in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper). Certain Underlying Funds may engage in frequent trading of portfolio securities to achieve their principal investment strategies. Such frequent trading activity may result in higher taxes if Fund shares are held in a taxable account which may have the effect of lowering overall performance.

     The Funds' investment in unaffiliated Funds are subject to certain limitations. Generally, a Fund may not acquire shares of an unaffiliated Underlying Fund, including ETFs, if: (i) immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of an unaffiliated Underlying Fund's total outstanding shares, or (ii) the Fund's investment in securities of an unaffiliated Underlying Fund would be more than 5% of the value of the total assets of the Fund. With respect to unaffiliated Underlying Funds, a Fund may be able to invest in excess of the above stated limitations if the Fund relies on certain statutory exemptions of the 1940 Act or rules thereunder, or pursuant to SEC exemptive relief.

     The list of Underlying Funds may change from time to time as funds are created, cease operations or are reorganized. The Funds may invest in additional Underlying Funds and ETFs at the discretion of RSMC and without shareholder approval.

ADDITIONAL INFORMATION REGARDING THE AFFILIATED UNDERLYING FUNDS

     The following table summarizes the investment objectives and primary investments of the Wilmington Funds that may be used as Underlying Funds in each asset category. For a complete description of these Underlying Funds, please see the affiliated Underlying Funds' prospectuses, which are available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.

     UNDERLYING EQUITY FUNDS                 INVESTMENT OBJECTIVE                      PRIMARY INVESTMENTS
-----------------------------------          --------------------------------          ------------------------------------------
Wilmington Multi-Manager                     long-term capital appreciation            foreign stocks
International Fund
Wilmington Large-Cap Strategy Fund           long-term capital appreciation            large-cap stocks
Wilmington Small-Cap Strategy Fund           long-term capital appreciation            small-cap stocks

     UNDERLYING FIXED INCOME FUNDS           INVESTMENT OBJECTIVE                      PRIMARY INVESTMENTS
-----------------------------------          --------------------------------          ------------------------------------------
Wilmington Broad Market Bond Fund            high total return/ high                   investment grade bonds
                                             current income
Wilmington Short/ Intermediate-Term          high total return/ high                   investment grade bonds
Bond Fund                                    current income
Wilmington Municipal                         high level of income exempt               municipal securities
Bond Fund                                    from federal income tax,
                                             consistent with the preservation
                                             of capital

     UNDERLYING REAL RETURN FUND             INVESTMENT OBJECTIVE                      PRIMARY INVESTMENTS
-----------------------------------          --------------------------------          ------------------------------------------
Wilmington Multi-Manager Real                long-term preservation                    real estate-related securities; inflation-
Asset Fund                                   of capital with current                   linked bonds (including TIPS); and
                                             income                                    commodity/natural resource-related
                                                                                       securities

UNDERLYING MONEY MARKET FUND                 INVESTMENT OBJECTIVE                      PRIMARY INVESTMENTS
-----------------------------------          --------------------------------          ------------------------------------------
Wilmington Prime Money Market                Capital preservation, liquidity           money market instruments
Fund                                         and current income

OTHER INVESTMENT STRATEGIES AND POLICIES

     Each Fund may invest in Treasury Inflation-Protected Securities ("TIPS"), which are notes and bonds issued by the U.S. Government whose principal amounts are adjusted monthly to reflect the effects of inflation. The principal value is adjusted for changes in inflation as measured by the Consumer Price Index for Urban Consumers and interest is paid on the inflation-adjusted principal. TIPS are backed by the full faith and credit of the U.S. Government.

     Each Fund may also invest in options; warrants; futures and other commodities; currencies; over-the-counter derivative instruments (such as swaps); securities that lack active public markets; repurchase and reverse repurchase agreements; preferred stocks, convertible bonds and other financial instruments; long and short positions in foreign and U.S. equities and equity-related instruments; and real-estate related securities.

     In anticipation or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, a Fund may, regardless of its normal asset class allocation, temporarily hold all or a portion of its assets in U.S. Government securities (including TIPS), money market funds, cash or cash equivalents. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that a Fund will achieve its investment objective.

     Additional information about the investment practices of the Funds and Underlying Funds and risks pertinent to these practices is included in the Funds' Statement of Additional Information ("SAI").

PRINCIPAL INVESTMENT RISKS OF THE FUNDS AND THE UNDERLYING FUNDS

     The following principal risks are associated with investments in the Funds and the Underlying Funds. Each Underlying Fund may be subject to additional risks other than those described below because the types of investments made by an Underlying Fund can change over time. For a further description of the risks associated with the affiliated Underlying Funds, please see the affiliated Underlying Fund prospectuses, which are available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970. The summary is not intended to be exhaustive. For additional descriptions of these risks and the securities and investment techniques used by the Funds or the Underlying Funds, please refer to the Funds' SAI.

         o ASSET ALLOCATION RISK: A Fund's investment performance depends, in part, upon how its assets are allocated and reallocated among the Underlying Funds. There is a risk that the investment adviser's evaluations and assumptions regarding the Fund's broad asset classes or the Underlying Funds in which the Fund invests may be inappropriate based on actual market conditions. There is a risk that a Fund will vary from the intended weightings in the Underlying Funds due to factors such as market fluctuations. There can be no assurance that the Underlying Funds will achieve their investment objectives and the performance of the Underlying Funds may be lower than that of the asset class that they were selected to represent.



         o COMMODITY RISK: An Underlying Fund's investments in commodity-related securities may subject that Underlying Fund to greater volatility than investments in traditional securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The Underlying Funds' ability to invest in commodity linked derivatives may be restricted by certain provisions of the Internal Revenue Code of 1986, as amended (the "IRC") relating to the Funds' qualification as regulated investment companies ("RICs"). See the Funds' SAI for more information on these restrictions.



         o CREDIT RISK: The risk that the issuer of a security or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

         o DERIVATIVES RISK: In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and swap agreements are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include: the risk of imperfect correlation between the value of the instruments and the underlying assets; risk of default by the other party to certain transactions; risk that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risk that the instruments may not be liquid. Using derivatives can increase the volatility of a Fund's or an Underlying Fund's share price. For some derivatives, it is possible for a Fund or an Underlying Fund to lose more than the amount invested in the derivative instrument. The use of derivatives may involve leverage. See "Leverage Risk" below. Leverage may accelerate or exaggerate losses that occur from a direct investment in the underlying assets. Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund or an Underlying Fund, accelerate recognition of income to a Fund or an Underlying Fund, affect the holding periods for certain of a Fund's or an Underlying Fund's assets and defer recognition of certain of a Fund's or an Underlying Fund's losses.

                  The Funds' ability to invest in derivatives may be restricted by certain provisions of the IRC relating to the Funds' qualification as regulated investment companies.

         o EMERGING MARKETS RISK: Some foreign markets in which an Underlying Fund may invest are considered to be emerging markets. The risks of foreign investments are usually greater for emerging markets than more developed markets. See "Foreign Securities Risks" below. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest.

         o FOREIGN SECURITIES RISKS: The Underlying Funds may invest in securities of foreign issuers. These markets are subject to special risks associated with foreign investments not typically associated with investing in U. S. markets including:

                  CURRENCY RISK. Because the foreign securities in which an Underlying Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect an Underlying Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the NAV for the Underlying Funds is determined on the basis of U.S. dollars, an Underlying Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of an Underlying Fund's holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of an Underlying Fund's holdings in foreign securities.

                  FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

                  FOREIGN TAX RISK. Income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, an Underlying Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax.

                  INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

                  INVESTMENT RESTRICTION RISK. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

                  POLITICAL AND ECONOMIC RISKS. Investing in foreign securities is subject to the risk of political, social, or economic instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement of currency or other assets, and nationalization of assets.

         o GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation since their securities are not insured or guaranteed by the U. S. Treasury or the U. S. Government.

         o GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U. S. market as a whole.

         o HIGH YIELD BOND RISK: High yield bonds are subject to the following risks normally associated with investing in fixed income securities: credit risk, interest rate risk, leverage risk, liquidity risk and prepayment risk. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. High yield bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in high yield bonds involves greater investment risk and is highly dependent on the investment adviser's credit analysis and market analysis. A real or perceived economic downturn or higher interest rates could cause a decline in junk bond prices by lessening the ability of bond issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds. Because objective pricing data may be less readily available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default or changes in the market's psychology.

         o INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by an Underlying Fund will vary with changes in interest rates. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. Generally, the longer an Underlying Fund's duration, the more sensitive an Underlying Fund will be to changes in interest rates.

         o INVESTMENTS IN AFFILIATED UNDERLYING FUNDS: The investment adviser has the ability to select and substitute the Underlying Funds in which a Fund invests and may be subject to potential conflicts of interest in selecting Underlying Funds because it may receive higher fees from certain Underlying Funds than others. However, as a fiduciary to the Fund, the investment adviser is required to act in the Fund's best interest when selecting Underlying Funds.

         o IPO RISK: An Underlying Fund may acquire common and preferred stock of issuers in an initial public offering (IPO). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. An Underlying Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of an Underlying Fund's portfolio as the Underlying Fund's assets increase (and thus have a more limited effect on performance).

         o LEVERAGE RISK: The risk associated with securities transactions or practices that multiply small market movements into larger changes in value. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leverage risk. The use of leverage may require the liquidation of portfolio positions to satisfy obligations or to meet segregation requirements when it may not be advantageous to do so. In addition, leverage may cause an Underlying Fund to be more volatile than if the Underlying Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. The Underlying Funds will maintain asset segregation policies and asset coverage requirements which comply with the current position of the SEC and its staff.

         o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

         o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         o        MARKET TRADING RISKS OF EXCHANGE-TRADED FUNDS:

                  ABSENCE OF ACTIVE MARKET: Although the shares of ETFs are listed for trading on national securities exchanges and certain foreign exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

                  LACK OF MARKET LIQUIDITY: Secondary market trading in ETF shares may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in ETF shares is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of any ETF will continue to be met or will remain unchanged.

                  SHARES OF AN ETF MAY TRADE AT PRICES OTHER THAN NAV: Shares of an ETF may trade at, above, or below their NAV. The per share NAV of an ETF will fluctuate with changes in the market value of such ETF's holdings. The trading prices of an ETF's shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. However, given that shares can be created and redeemed only in large blocks of shares ("Creation Units") at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), it is likely that large discounts or premiums to the NAV of an ETF's shares should not be sustained.

                  TRADING RISK: While the creation/redemption feature of ETFs is designed to make it likely that shares of ETFs will trade close to their NAVs, disruptions to creations and redemptions may result in trading prices that differ significantly from NAV.

         o MULTI-MANAGER RISK: The investment styles employed by sub-advisers of the Underlying Funds may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in an Underlying Fund indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to an Underlying Fund's performance depending upon the performance of those securities and the overall economic environment. The multi- manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from an Underlying Fund's realization of capital gains.

         o NON-DIVERSIFICATION RISK: An Underlying Fund may be classified as "non-diversified. " This means that a Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, a Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

         o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

         o PASSIVE INVESTMENT RISK: Most ETFs, and certain other Underlying Funds, are not actively managed. An Underlying Fund or ETF may be affected by a general decline in the U. S. or foreign market segments relating to its underlying index. Passively-managed funds or ETFs invest in the securities included in, or representative of, their underlying index regardless of their investment merit. The investment adviser to a passively-managed fund or ETF does not attempt to take defensive positions in declining markets.

                  Because a passively-managed fund or ETF may not fully replicate its underlying index and may hold securities not included in its underlying index, such fund or ETF is subject to management risk. This is the risk that the investment strategy used by the investment adviser of a fund or ETF, the implementation of which is subject to a number of constraints, may not produce the intended results.

                  Imperfect correlation between the securities held in a passively-managed fund or ETF and those in its underlying index, rounding of prices, changes to the underlying indices and regulatory policies may cause such fund's performance to vary from the performance of its underlying index. This is called "tracking error. " Tracking error may also result because the fund or ETF incurs fees and expenses while its underlying index does not incur such expenses.

         o PORTFOLIO TURNOVER RISK: The risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders.

         o PREFERRED STOCK RISK: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions. There is also the risk that the corporation issuing the preferred stock will not make the expected dividend payments.

         o PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

         o RISKS OF REAL ESTATE-RELATED SECURITIES: Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which an Underlying Fund invests.

                  Along with the risks common to real estate and other real estate-related securities, REITs involve additional risk factors including poor performance by a REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow. REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Because REITs are not diversified their value may fluctuate more widely, and they may be subject to greater risks, than if they invested more broadly. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because of these and additional factors, REITs may not exhibit the same or any correlation with inflation as real estate or other real estate securities exhibit. Since REITs have expenses of their own, an Underlying Fund will bear a proportionate share of those expenses in addition to the expenses of the Underlying Fund.

         o SMALL-CAP RISK: Small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

         o VALUATION RISK: The risk that an Underlying Fund has valued certain of its securities at a higher price than it can sell them.

         o VALUE INVESTING RISK: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

         o UNDERLYING FUND RISK: Because the Fund invests its assets in Underlying Funds, it will be sensitive to the risks associated with the Underlying Funds and changes in the value of the Underlying Funds may have a significant effect on the net asset value of the Fund. These risks will be greater to the extent that the Fund invests in a larger percentage of its assets in a particular Underlying Fund. By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests, in addition to the Fund's direct fees and expenses. Your cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Underlying Funds may change their investment objective or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investment from the Underlying Fund at a time that is unfavorable to the Fund. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

DISCLOSURE OF PORTFOLIO HOLDINGS

     A description of the Funds' policies and procedures with respect to the disclosure of their portfolio securities is available in the Funds' SAI, which is available, free of charge, by calling (800) 336-9970 and on the Funds' website at www.wilmingtonfunds.com. The SAI may also be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at www.sec.gov.

MANAGEMENT OF THE FUNDS

     The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Trust and has approved contracts with various organizations to provide the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER



     Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to the Funds and the affiliated Underlying Funds. RSMC is a wholly owned indirect subsidiary of M&T Bank Corporation ("M&T"), which is a publicly held financial services holding company. As the Funds' investment adviser, RSMC has overall responsibility for directing their investments. Wilmington Trust Investment Management, LLC ("WTIM"), 3280 Peachtree Road NE, 27th Floor, Atlanta, Georgia 30305, also a wholly owned indirect subsidiary of M&T and under common control with RSMC, is responsible for the day-to-day management of the Funds and also provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM.

     RSMC provides services to investment companies. As of September 30, 2011, RSMC had approximately $5.5 billion in assets under management. The Funds do not directly pay an advisory fee to RSMC or WTIM. Instead, the Funds indirectly pay their proportionate share of the advisory and sub-advisory fees paid by the Underlying Funds.



     A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for each of the Funds is available in the semi-annual report to shareholders for the period ended December 31.

FUND MANAGERS

     The day-to-day management of the Funds is the responsibility of a group of WTIM investment professionals, who determine each Fund's asset allocations based, in part, upon asset allocation strategy models prepared by the Wilmington Trust Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals ("Fund Managers") at RSMC and WTIM who meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities. The senior members of the Funds' management team who are jointly and primarily responsible for the Funds' day-to-day management are set forth below.



     REX MACEY, CFA, CFP, CIMA is Senior Vice President and Chief Investment Officer of WTIM. Mr. Macey directs the strategic and tactical asset allocation research and chairs the Investment Research Team (IRT) for WTIM. Mr. Macey is a senior member of the firm's Investment Strategy Team. Mr. Macey joined Wilmington Trust in 2004 with considerable tenure in the financial and investment industries. Prior to joining Wilmington Trust, Mr. Macey served as the director of research at KPMG Investment Advisors and was chief investment officer for American Financial Advisors, LLC.



     R. SAMUEL FRAUNDORF, CFA, CPA is President of WTIM. He was previously Senior Vice President and Chief Operating Officer of WTIM and was Vice President and Director of Research at Wilmington Trust Company, RSMC, and WTIM. Before joining Wilmington Trust in 2004, Mr. Fraundorf was Senior Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf's responsibilities include overall management of WTIM's business, supporting Wilmington Trust's mutual fund business, and involvement in the research efforts of the Investment Research Team and Investment Strategy Team.

     The Funds' SAI provides additional information about each Fund Manager's compensation, other accounts managed by each Fund Manager and each Fund Manager's ownership of securities in the Funds.

SERVICE PROVIDERS

The chart below provides information on the Funds' primary service providers.

Asset Management                                                         Shareholder Services
--------------------------------------------------------------------------------------------------------------------
 INVESTMENT ADVISER AND ADMINISTRATOR                                                  TRANSFER AGENT

     RODNEY SQUARE MANAGEMENT CORP.                                       BNY MELLON INVESTMENT SERVICING (U.S.)
          1100 NORTH MARKET STREET                                                          INC.
           WILMINGTON, DE 19890                                                        760 MOORE ROAD
                                                                                 KING OF PRUSSIA, PA 19406
Manages each Fund's investment activities
and oversees Fund administration and other                               Handles certain shareholder services,
service providers.                                                       including recordkeeping and statements,
                                                                         payment of distributions and processing
                                                                         of buy and sell requests.
--------------------------------------------------------------------------------------------------------------------
                                                   WT MUTUAL FUND
                                    Wilmington Aggressive Asset Allocation Fund
                                    Wilmington Conservative Asset Allocation Fund
--------------------------------------------------------------------------------------------------------------------
Fund Operations                                                      Fund Asset Safe Keeping
--------------------------------------------------------------------------------------------------------------------
            SUB-ADMINISTRATOR AND                                                       CUSTODIAN
                ACCOUNTING AGENT

  BNY MELLON INVESTMENT SERVICING (U.S.) INC.                                    WILMINGTON TRUST COMPANY
              301 BELLEVUE PARKWAY                                              1100 NORTH MARKET STREET
             WILMINGTON, DE 19809                                                WILMINGTON, DE 19890

Provides facilities, equipment and personnel to                      Holds each Fund's assets, settles all portfolio
carry out administrative services related to                         trades and collects income earned by the assets.
each Fund and calculates each Fund's NAV
and distributions.
--------------------------------------------------------------------------------------------------------------------
                                                   Distribution
--------------------------------------------------------------------------------------------------------------------
                                                  DISTRIBUTOR

                                          PROFESSIONAL FUNDS DISTRIBUTOR, LLC
                                                   760 MOORE ROAD
                                            KING OF PRUSSIA, PA 19406

                                              Distributes the Funds' Shares.

SHAREHOLDER INFORMATION

PRICING OF SHARES



     The price of each Fund's shares is based on the Fund's net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. With respect to any portion of a Fund's assets that is invested in one or more Underlying Funds, a Fund's NAV is calculated based upon the NAVs of those Underlying Funds. (Please refer to the Underlying Funds' prospectuses for a description of how securities of the Underlying Funds are valued.) Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, BNY Mellon Investment Servicing (U.S.) Inc. ("BNY Mellon"), determines the daily NAV per share. To determine the value of those securities, BNY Mellon may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.



     Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. A Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict or (iv) significant domestic or foreign market fluctuations. The Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to these procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

     BNY Mellon determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (typically 4:00 p.m. Eastern time), on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

SHARE CLASSES

     The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

PURCHASE OF SHARES

     Institutional Shares are offered on a continuous basis and are sold without sales charges. A Shares are offered on a continuous basis and are sold with a front-end sales charge. The minimum initial investment in Institutional Shares is $500,000. The minimum initial investment in A Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

FRONT-END SALES CHARGE

     In order to purchase A Shares, you will incur a front-end sales charge at the time of purchase (a "sales charge") based on the dollar amount of your purchase. The maximum initial sales charge is 3.50% of the offering price, which is reduced for purchases of $100,000 or more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers". To obtain a breakpoint discount, you should inform the Fund (or your financial intermediary) at the time of purchase of the existence of all circumstances. Please provide the Fund (or your financial intermediary) with Fund account statements and the following information verifying your eligibility for a breakpoint discount:

         o Information or records regarding Fund shares held in all your accounts (e. g. , retirement accounts) at your financial intermediary(ies); and

         o Information or records regarding Fund shares held at any financial intermediary by persons related to you, such as members of your family or household.

     The offering price for each A Share is the NAV plus the front-end sales charge. When you purchase A Shares in a Fund, the Fund will deduct the appropriate front-end sales charge and invest the remainder in A Shares of the Fund.

     A Shares are subject to an ongoing distribution (Rule 12b-1) fee of 0.25% of each Fund's average daily net assets attributable to A Shares. A Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end sales charge") when they are redeemed. The sales charge is paid directly to the selling broker-dealer.


   YOUR INVESTMENT IN            AS A PERCENTAGE OF          AS A PERCENTAGE OF
 A SHARES OF THE FUND              OFFERING PRICE             YOUR INVESTMENT
-----------------------          ------------------          ------------------
$1,000 up to $100,000                  3.50%                       3.63%
$100,000 up to $250,000                2.00%                       2.04%
$250,000 up to $500,000                1.50%                       1.52%
Over $500,000                           None                        None


SALES CHARGE REDUCTIONS AND WAIVERS

     REDUCING SALES CHARGES ON YOUR A SHARES. You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedules, as set forth above. The sales charge for purchases of a Fund's Class A shares may also be reduced through an Accumulation Privilege or a Letter of Intent, as described below, and these can be combined in any manner. To use these privileges, discuss your eligibility with your financial consultant.

         o Accumulation privilege - permits you to add the value of any A Shares that you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.

         o Letter of intent - permits you to purchase A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application for terms and conditions.

NET ASSET VALUE PURCHASES. A Shares may be purchased at net asset value by:

         o Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with fifty (50) or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

         o Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

         o "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of a Fund's shares;

         o Current or retired trustees, officers and employees of the Trust, the distributor, the transfer agent, the Adviser and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or their family members; and

         o Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor.

     You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.


      If you would like additional information about each Fund's sales charges, please visit the Funds' website at www.wilmingtonfunds. com, call (800) 336-9970 or consult your broker or financial intermediary. The website provides links to information on sales charges free of charge and in a clear and prominent format.

     NETWORKING AND SUB-TRANSFER AGENCY FEES: The Funds may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Adviser and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

     In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Funds with access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Asset Allocation Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:



REGULAR MAIL:                                            OVERNIGHT MAIL:
Wilmington Asset Allocation Funds                        Wilmington Asset Allocation Funds
c/o BNY Mellon Investment Servicing (U.S.) Inc.          c/o BNY Mellon Investment Servicing (U.S.) Inc.
P.O. Box 9828                                            4400 Computer Drive
Providence, RI 02940                                     Westborough, MA 01581



     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call BNY Mellon at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

REDEMPTION OF SHARES

     You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If Fund shares are held for more than 60 days, there is no fee when they are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

     REDEMPTION FEE: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including but not limited to (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same
Fund, or (F) by a Fund to cover various fees; (iii) shares converted from one share class to another in the same Fund; or (iv) redemptions or exchanges processed from retirement accounts where a Fund is designated as a "qualified default investment alternative."

     FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fee set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." To deter market timing and to minimize harm to a Fund and its shareholders, each Fund (i) charges a redemption fee of 1.00% if shares are redeemed within 60 days of purchase and (ii) reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

          Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Underlying Funds invest significantly in foreign securities traded on markets which close prior to when such Underlying Fund determines its net asset value, market timing can cause dilution in the value of such Underlying Fund's shares held by other shareholders, including the Fund. This occurs when market timers attempt to trade shares of the Underlying Fund when the net asset value of the Underlying Fund does not reflect the value of the underlying portfolio securities. While each of the Underlying Funds has procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Underlying Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Underlying Funds' shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of the Underlying Funds' shares held by long-term investors. Short-term trading in such small-cap stocks may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

     There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person.

     BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program
(MSP). Signature guarantees that are not part of these programs will not be accepted.

     Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:



REGULAR MAIL:                                            OVERNIGHT MAIL:
Wilmington Asset Allocation Funds                        Wilmington Asset Allocation Funds
c/o BNY Mellon Investment Servicing (U.S.) Inc.          c/o BNY Mellon Investment Servicing (U.S.) Inc.
P.O. Box 9828                                            4400 Computer Drive
Providence, RI 02940                                     Westborough, MA 01581



     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

     In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

     If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days). The Funds reserve the right to redeem in-kind.

     SMALL ACCOUNTS: If the value of your investment in a Fund falls below $50,000 for Institutional Shares and $500 for A Shares, you may be asked to increase your balance. If after 60 days the account value is still below $50,000 for Institutional Shares and $500 for A Shares, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $50,000 for Institutional Shares and $500 for A Shares solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/ directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children. For additional information on other ways to redeem shares, please refer to the Funds' SAI.

EXCHANGE OF SHARES

     You may exchange all or a portion of your shares in a Fund for shares of the same class of the following funds ("Wilmington Funds"):

   Wilmington Aggressive Asset Allocation Fund
   Wilmington Conservative Asset Allocation Fund
   Wilmington Prime Money Market Fund
   Wilmington U.S. Government Money Market Fund
   Wilmington Tax-Exempt Money Market Fund
   Wilmington Short/ Intermediate-Term Bond Fund
   Wilmington Broad Market Bond Fund
   Wilmington Municipal Bond Fund
   Wilmington Large-Cap Strategy Fund
   Wilmington Small-Cap Strategy Fund
   Wilmington Multi-Manager International Fund
   Wilmington Multi-Manager Real Asset Fund



     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect of an exchange of shares.



     Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $50,000 in an Institutional Class shareholder's account or $500 in a Class A shareholder's account.

     Fees on Exchanges: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are exchanged within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

     Prospectuses for Institutional or A Shares of the other Wilmington Funds may be obtained free of charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

DISTRIBUTIONS

     Distributions from the net investment income, if any, of each Fund are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES



     The tax information in this Prospectus is provided for general information only and should not be considered as tax advice or relied upon by a shareholder or prospective investor.

     GENERAL. The Funds intend to qualify annually to be treated as regulated investment companies under the IRC. As such, the Funds will not be subject to federal income taxes on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions of the IRC. If for any taxable year a Fund fails to qualify as a regulated investment company (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to a tax on a graduated basis with a maximum tax rate of 35%

(for taxable years beginning prior to January 1, 2013); and (2) all distributions from earnings and profits (as determined under federal income tax principles) will be taxable as dividend income that may be eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporate shareholders.

     DISTRIBUTIONS. The Funds will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Funds have held their assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions are taxable whether you reinvest such distributions in additional shares of a Fund or choose to receive cash.

     ORDINARY INCOME. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2013 and designated by a Fund as "qualified dividend income" are eligible for the long-term capital gains rate of 15% (0% for individuals in lower tax brackets). Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

     NET CAPITAL GAINS. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. For tax years beginning before January 1, 2013, the maximum individual tax rate on net long-term capital gains is 15%.

     SALE OR EXCHANGE OF SHARES. It is a taxable event for you if you sell shares of a Fund. Depending on the purchase price and the sale price of the shares you sell, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you hold the shares of the Fund as a capital asset. The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund. Sales of shares of a Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss. Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends, if any, received by the shareholder with respect to such shares.

     MEDICARE CONTRIBUTION TAX. Under current law, beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains. If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

     BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

     STATE AND LOCAL INCOME TAXES. This Prospectus does not discuss the state and local tax consequences of an investment in the Funds. You are urged and advised to consult your own tax advisor concerning state and local taxes, which may have different consequences from those of the federal income tax law.

     NON-U.S. SHAREHOLDERS. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in a Fund. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in a Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign country tax consequences of an investment in a Fund.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions.

     This section is only a summary of some important U.S. federal income tax considerations that may affect your investment in a Fund. More information regarding these considerations appears in the Funds' SAI. You are urged and advised to consult your own tax advisor regarding the effects of an investment in a Fund on your tax situation.

DISTRIBUTION ARRANGEMENTS

     Professional Funds Distributor, LLC manages the Funds' distribution efforts, and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Institutional Shares of the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

     The A Shares of each Fund have adopted a distribution plan under Rule 12b-1 that allows a Fund to pay a fee to the Distributor for the sale and distribution of A Shares, and for services provided to shareholders of A Shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distribution (Rule 12b-1) Plan provides for payments of up to 0.25% of the average daily net assets of each Fund's A Shares.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

     RSMC and affiliates of RSMC may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, RSMC will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. RSMC and its affiliates may also pay cash compensation in the form of finders' fees that vary depending on the Fund and the dollar amount of shares sold.

     If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Funds) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor. Although a Fund may use firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and RSMC will not consider the sale of Fund shares as a factor when choosing firms to effect those transactions.

FINANCIAL HIGHLIGHTS



     The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years, or if shorter, the period of its operation. Certain information reflects financial results for a single share of a Fund. The total return in each table represents the rate that you would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the 2011 Annual Report, which is available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.



WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND -- INSTITUTIONAL SHARES



                                                         FOR THE YEARS ENDED JUNE 30,
                                   ----------------------------------------------------------------------
                                   2011         2010        2009                       2008       2007
                                   ----------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING
  OF YEAR                          $    7.51   $    6.82   $ 10.93                    $ 12.20   $ 10.55
                                   --- ------- --- ------- -------------------------- --------- ---------
INVESTMENT OPERATIONS:
  Net investment income(1)              0.17        0.11      0.15                       0.20       0.10
  Net realized and unrealized gain
    (loss) on investments               1.84        0.70     (3.54)                     (0.78)      1.81
                                   --- ------- --- ------- -------------------------- --------- ---------
Total from investment operations        2.01        0.81     (3.39)                     (0.58)      1.91
                                   --- ------- --- ------- -------------------------- --------- ---------
DISTRIBUTIONS:(2)
  From net investment income           (0.17)      (0.12)    (0.14)                     (0.20)    (0.10)
  From net realized gains                 --          --     (0.58)                     (0.49)     (0.16)
                                   --- ------- --- ------- -------------------------- --------- ---------
Total distributions                     (0.17)     (0.12)    (0.72)                     (0.69)     (0.26)
                                   --- ------- --- ------- -------------------------- --------- ---------
NET ASSET VALUE -- END OF YEAR     $    9.35   $    7.51   $ 6.82                     $ 10.93   $ 12.20
                                   === ======= === ======= ========================== ========= =========
  TOTAL RETURN                         26.91%      11.80%   (30.63)%                    (5.14)%   18.25%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:
  Expenses:
    Including expense
       limitations                      0.42%       0.33%     0.40%                      0.35%     0.50%
    Excluding expense
       limitations                      0.42%       0.33%     0.41%                      0.36%     0.52%
  Net investment income                 1.89%       1.41%     1.97%                      1.67%     0.90%
Portfolio turnover rate                   34%         53%       59%                        23%       14%
Net assets at the end of year
  (000 omitted)                        $51,887     $46,058  $51,823                    $56,985    $53,249

(1) The net investment income per share was calculated using the average shares outstanding method.
(2) For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND -- A SHARES
--------------------------------------------------------------------- -------------------------- --------- ---------
                                                                    FOR THE YEARS ENDED JUNE 30,
                                                  ------------------------------------------------------------------
                                                  2011      2010      2009                       2008      2007
                                                  ------------------------------------------------------------------
      NET ASSET VALUE -- BEGINNING
         OF YEAR                                  $ 7.49    $ 6.81    $ 10.92                    $ 12.19   $ 10.54
                                                  --------- --------- -------------------------- --------- ---------
      INVESTMENT OPERATIONS:
         Net investment income(1)                    0.14      0.10      0.12                       0.17       0.08
        Net realized and unrealized gain
           (loss) on investments                     1.85      0.68     (3.53)                     (0.78)      1.80
                                                  --------- --------- -------------------------- --------- ---------
          Total from investment
               operations                            1.99      0.78     (3.41)                     (0.61)     1.88
                                                  --------- --------- -------------------------- --------- ---------
      DISTRIBUTIONS:(2)
         From net investment income                 (0.15)    (0.10)    (0.12)                     (0.17)    (0.07)
         From net realized gains                       --        --     (0.58)                     (0.49)    (0.16)
                                                  --------- --------- -------------------------- --------- ---------
         Total distributions                        (0.15)    (0.10)    (0.70)                     (0.66)    (0.23)
                                                  --------- --------- -------------------------- --------- ---------
      NET ASSET VALUE -- END OF YEAR              $ 9.33    $ 7.49    $ 6.81                     $ 10.92   $ 12.19
                                                  ========= ========= ========================== ========= =========
      TOTAL RETURN(3)                               26.66%    11.41%   (30.79)%                    (5.37)%   18.01%
      RATIOS (TO AVERAGE NET ASSETS)/
         SUPPLEMENTAL DATA:
         Expenses:
           Including expense
             limitations                             0.67%     0.58%     0.65%                      0.60%     0.75%
           Excluding expense
             limitations                             0.67%     0.58%     0.66%                      0.61%     0.76%
         Net investment income                       1.64%     1.23%     1.63%                      1.41%     0.69%
         Portfolio turnover rate                       34%       53%      59%                        23%        14%
      Net assets at the end of year (000 omitted)    $3,502    $3,788   $3,165                      $4,737    $5,070

(1) The net investment income per share was calculated using the average shares outstanding method.
(2) For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.
(3) Total return does not reflect the impact of the maximum front-end sales load of 3.50% . If reflected, the return would be lower.

WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND -- INSTITUTIONAL SHARES



                                                              FOR THE YEARS ENDED JUNE 30,
                                            --------- ------------------------------------ -------- --------
                                             2011     2010      2009                       2008     2007
                                            --------- --------- -------------------------- -------- --------
NET ASSET VALUE -- BEGINNING
  OF YEAR                                   $ 9.67    $ 9.04    $10.55                     $10.81   $10.17
                                            --------- --------- -------------------------- -------- --------
INVESTMENT OPERATIONS:
  Net investment income(1)                     0.29      0.29     0.31                       0.31      0.31
  Net realized and unrealized gain
    (loss) on investments                      0.95      0.62    (1.41)                      (0.14)    0.65
                                            --------- --------- -------------------------- -------- --------
  Total from investment operations             1.24      0.91    (1.10)                      0.17      0.96
                                            --------- --------- -------------------------- -------- --------
DISTRIBUTIONS:(2)
  From net investment income                   (0.29)   (0.28)   (0.27)                      (0.30)   (0.27)
  From net realized gains                        --        --    (0.14)                      (0.13)   (0.05)
                                            --------- --------- -------------------------- -------- --------
Total distributions                            (0.29)   (0.28)   (0.41)                      (0.43)   (0.32)
                                            --------- --------- -------------------------- -------- --------
NET ASSET VALUE -- END OF YEAR              $ 10.62     $9.67   $ 9.04                     $10.55    $10.81
                                            ========= ========= ========================== ======== ========
TOTAL RETURN                                  12.96%    10.12%  (10.30)%                      1.58%    9.62%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:
  Expenses:
    Including expense
       limitations                             0.35%     0.39%    0.50%                       0.50%    0.50%
    Excluding expense
       limitations                             0.35%     0.39%    1.30%                       1.43%    3.08%
  Net investment income                        2.81%     2.91%    3.42%                       2.83%    2.86%
Portfolio turnover rate                          26%       92%      31%                        25%       47%
Net assets at the end of year (000 omitted)  $55,226    $53,131 $ 13,021                    $ 8,058 $ 7,894

(1) The net investment income per share was calculated using the average shares outstanding method.
(2) For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND -- A SHARES
-------------------------------------------------------------------------------------- --------- ---------
                                                          FOR THE YEARS ENDED JUNE 30,
                                          -------- ----------------------------------- --------- ---------
                                          2011     2010      2009                      2008      2007
                                          -------- --------- ------------------------- --------- ---------
      NET ASSET VALUE -- BEGINNING
         OF YEAR                          $ 9.66   $ 9.02    $ 10.54                   $ 10.80   $ 10.17
                                          -------- --------- ------------------------- --------- ---------
      INVESTMENT OPERATIONS:
         Net investment income(1)            0.26     0.26      0.28                      0.28       0.27
         Net realized and unrealized gain
           (loss) on investments             0.95     0.64     (1.41)                    (0.13)      0.66
                                          -------- --------- ------------------------- --------- ---------
      Total from investment operations       1.21     0.90     (1.13)                     0.15       0.93
                                          -------- --------- ------------------------- --------- ---------
      DISTRIBUTIONS:(2)
         From net investment income         (0.27)   (0.26)    (0.25)                    (0.28)     (0.25)
         From net realized gains               --       --     (0.14)                    (0.13)     (0.05)
                                          -------- --------- ------------------------- --------- ---------
           Total distributions              (0.27)   (0.26)    (0.39)                    (0.41)     (0.30)
                                          -------- --------- ------------------------- --------- ---------
      NET ASSET VALUE -- END OF YEAR      $ 10.60  $ 9.66    $ 9.02                    $ 10.54   $  10.80
                                          ======== ========= ========================= ========= =========
      TOTAL RETURN(3)                       12.58%    9.98%   (10.57)%                    1.35%      9.30%
      RATIOS (TO AVERAGE NET ASSETS)/
         SUPPLEMENTAL DATA:
         Expenses:
           Including expense
             limitations                     0.60%    0.64%     0.75%                     0.75%      0.75%
           Excluding expense
             limitations                     0.60%    0.64%     1.56%                     1.68%      3.73%
        Net investment income                2.54%    2.65%     3.02%                     2.61%      2.57%
        Portfolio turnover rate                26%      92%       31%                       25%        47%
      Net assets at the end of year
        (000 omitted)                       $8,003    $9,890   $ 3,402                   $ 4,777   $ 3,273

(1) The net investment income per share was calculated using the average shares outstanding method.

(2) For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

(3) Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

                              FOR MORE INFORMATION

             FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS,
            THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on each Fund's portfolio holdings and operating results, for the most recently completed fiscal year or half-year. The annual report also includes a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The Funds' SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the Funds' SAI is incorporated into this prospectus by this reference.

Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:



   WT Mutual Fund
   c/o BNY Mellon Investment Servicing (U.S.) Inc.
   4400 Computer Drive
   Westborough, MA 01581
   (800) 336-9970
   9:00 a.m. to 5:00 p.m. Eastern time



     The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at http://www.wilmingtonfunds. com. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec. gov or, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-1520. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL
(800) 336-9970.

            The investment company registration number is 811-08648.

TRUSTEES                       OFFICERS
Nicholas A. Giordano           John J. Kelley
Chairman of the Board          President & Chief Executive Officer

                               John C. McDonnell
Robert H. Arnold               Vice President, Chief Financial Officer & Treasurer

Dr. Eric Brucker               Edward W. Diffin Jr.
                               Vice President & Secretary

Robert J. Christian            Anna M. Bencrowsky
                               Vice President, Chief Compliance Officer &
                               Anti-Money Laundering Officer

                               Joseph M. Fahey Jr.
                               Vice President

                               Clayton M. Albright
                               Vice President



CUSTODIAN
Wilmington Trust Company
1100 North Market Street, Wilmington, DE 19890


INVESTMENT ADVISER AND ADMINISTRATOR
Rodney Square Management Corporation
1100 North Market Street, Wilmington, DE 19890




SUB-ADMINISTRATOR, TRANSFER AGENT, AND ACCOUNTING AGENT
BNY Mellon Investment Servicing (U.S.) Inc.
4400 Computer Drive
Westborough, MA 01581



[WILMINGTON FUNDS GRAPHIC OMITTED]                               ASSET_PRO_11/11

                                 WT MUTUAL FUND
                                 --------------

                                                       INSTITUTIONAL    CLASS A     CLASS W     SERVICE
Wilmington Prime Money Market Fund                       WPSXX               -       WPWXX       WPRXX
Wilmington U.S. Government Money Market Fund             WGOXX               -       WGWXX       WGSXX
Wilmington Tax-Exempt Money Market Fund                  WTSXX               -       WTEXX         -
Wilmington Short/Intermediate-Term Bond Fund             WSIIX             WSIBX       -           -
Wilmington Broad Market Bond Fund                        WBRIX             WBRBX       -           -
Wilmington Municipal Bond Fund                           WTAIX             WTABX       -           -
Wilmington Large-Cap Strategy Fund                       WMLIX             WMMLX       -           -
Wilmington Small-Cap Strategy Fund                       WMSIX             WMMSX       -           -
Wilmington Multi-Manager International Fund              WMIIX             WMMFX       -           -
Wilmington Multi-Manager Real Asset Fund                 WMRIX             WMMRX       -           -
Wilmington Aggressive Asset Allocation Fund              WAAIX             WAAAX       -           -
Wilmington Conservative Asset Allocation Fund            WCAIX             WCAAX       -           -


                            1100 North Market Street
                           Wilmington, Delaware 19890

--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION

                                NOVEMBER 1, 2011
--------------------------------------------------------------------------------

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with each Fund's prospectus dated November 1, 2011, as amended from time to time. A copy of each Fund's current prospectus may be obtained without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM, by writing to Professional Funds Distributor, LLC (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406 or by calling (800) 336-9970. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor.

Audited financial statements for the Funds for the fiscal year ended June 30, 2011, included in the Annual Report to shareholders, are incorporated into this SAI by reference. The Annual Report to shareholders is available without charge on WT Mutual Fund's website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling
(800) 336-9970.

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------
GENERAL INFORMATION ..........................................................1
INVESTMENT POLICIES ..........................................................1
DISCLOSURE OF FUND HOLDINGS .................................................38
INVESTMENT LIMITATIONS ......................................................39
TRUSTEES AND OFFICERS .......................................................47
CODE OF ETHICS ..............................................................54
PROXY VOTING ................................................................55
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .........................55
INVESTMENT ADVISORY AND OTHER SERVICES ......................................61
SUB-ADVISORY SERVICES .......................................................63
ADMINISTRATION AND ACCOUNTING SERVICES ......................................70
ADDITIONAL SERVICE PROVIDERS ................................................71
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN ..................................72
SHAREHOLDER SERVICES PLAN ...................................................73
PORTFOLIO MANAGERS ..........................................................74
BROKERAGE ALLOCATION AND OTHER PRACTICES ....................................92
CAPITAL STOCK AND OTHER SECURITIES ..........................................95
PURCHASE, REDEMPTION AND PRICING OF SHARES ..................................96
DIVIDENDS ...................................................................99
TAXATION OF THE FUNDS ......................................................100
FINANCIAL STATEMENTS .......................................................111
APPENDIX A -- OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES ....A-1
APPENDIX B -- DESCRIPTION OF SECURITIES RATINGS ............................B-1
APPENDIX C -- RODNEY SQUARE MANAGEMENT CORPORATION PROXY POLICIES,
          PROCEDURES, AND VOTING GUIDELINES SPECIFIC TO THE WT MUTUAL FUND .C-1
APPENDIX D -- ACADIAN ASSET MANAGEMENT LLC PROXY VOTING POLICY .............D-1
APPENDIX E -- ARTIO GLOBAL MANAGEMENT, LLC PROXY VOTING PROCEDURES .........E-1
APPENDIX F -- CBRE CLARION SECURITIES LLC PROXY VOTING POLICY ..............F-1
APPENDIX G -- DIMENSIONAL FUND ADVISORS LP PROXY VOTING POLICY .............G-1
APPENDIX H -- EII REALTY SECURITIES, INC. PROXY VOTING POLICY ..............H-1
APPENDIX I -- GOLDMAN SACHS ASSET MANAGEMENT, L.P. SUMMARY OF POLICY ON
          PROXY VOTING FOR INVESTMENT ADVISORY CLIENTS .....................I-1
APPENDIX J -- HSBC GLOBAL ASSET MANAGEMENT (FRANCE) PROXY VOTING POLICY ....J-1
APPENDIX K -- PACIFIC INVESTMENT MANAGEMENT COMPANY, LLC PROXY VOTING
          POLICY ...........................................................K-1
APPENDIX L -- PARAMETRIC PORTFOLIO ASSOCIATES LLC PROXY VOTING POLICY ......L-1
APPENDIX M-- PRINCIPAL GLOBAL INVESTORS, LLC PROXY VOTING POLICY ...........M-1

                              GENERAL INFORMATION

WT Mutual Fund (the "Trust") was organized as a Delaware statutory trust on June 1, 1994. The Trust has established the following Funds described in this
SAI: Wilmington Prime Money Market Fund, Wilmington U.S. Government Money Market Fund, Wilmington Tax-Exempt Money Market Fund, Wilmington Short/Intermediate-Term Bond Fund, Wilmington Broad Market Bond Fund, Wilmington Municipal Bond Fund, Wilmington Large-Cap Strategy Fund, Wilmington Small-Cap Strategy Fund, Wilmington Multi-Manager International Fund, Wilmington Multi-Manager Real Asset Fund, Wilmington Aggressive Asset Allocation Fund and Wilmington Conservative Asset Allocation Fund (each a "Fund," and collectively, the "Funds"). Each of these Funds issues Institutional Shares and A Shares, except for the Wilmington Prime Money Market Fund, the Wilmington U.S. Government Money Market Fund and the Wilmington Tax-Exempt Money Market Fund. The Wilmington Prime Money Market Fund and the Wilmington U.S. Government Money Market Fund issue Institutional, Service and Class W Shares. The Wilmington Tax-Exempt Money Market Fund issues Institutional and Class W Shares. Each Fund is a diversified, open-end management investment company.

                           PRIOR HISTORY OF THE FUNDS

Prior to June 14, 2010, the Wilmington Large-Cap Strategy Fund operated as the Wilmington Multi-Manager Large-Cap Fund. Prior to December 30, 2008, the Wilmington Small-Cap Strategy Fund operated as the Wilmington Multi-Manager Small-Cap Strategy Fund. Prior to July 1, 2005, each Fund, except the Wilmington Aggressive Asset Allocation Fund and the Wilmington Conservative Asset Allocation Fund, operated as feeder funds in a master-feeder structure pursuant to which Funds invested in one or more series of WT Investment Trust
I. The performance shown in the Prospectus for the Wilmington Aggressive Asset Allocation Fund includes the performance of its predecessor, the Aggressive Allocation CTF, which operated as a common trust fund from July 15, 2003 through March 15, 2006. The performance shown in the Prospectus for the Wilmington Conservative Asset Allocation Fund includes the performance of its predecessor, the Conservative Allocation CTF, which operated as a common trust fund from September 1, 2003 through March 15, 2006. As a common trust fund, the Aggressive Allocation CTF and the Conservative Allocation CTF were treated differently than the Wilmington Aggressive Asset Allocation Fund and the Wilmington Conservative Asset Allocation Fund ("Asset Allocation Funds") for federal income tax purposes. For example, a common trust fund does not make distributions to its investors.

                              INVESTMENT POLICIES

Each Fund's investment objective, principal investment strategy and principal risks are described in its prospectus. The following supplements the information concerning each Fund's investment objective, principal investment strategy and principal risks found in its prospectus. Any stated percentage limitations are measured at the time of the purchase of a security.

THE MONEY MARKET FUNDS. The "Money Market Funds" are the Wilmington Prime Money Market Fund (the "Prime Money Market Fund"), the Wilmington U.S. Government Money Market Fund (the "U.S. Government Money Market Fund") and the Wilmington Tax-Exempt Money Market Fund (the "Tax-Exempt Money Market Fund"). Each Money Market Fund has adopted a fundamental policy requiring it to maintain a constant net asset value of $1.00 per share, although this may not be possible under all circumstances. Each Money Market Fund values its portfolio securities on the basis of amortized cost (see "Purchase, Redemption and Pricing of Shares") pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). As conditions of Rule 2a-7, the Board of Trustees of WT Mutual Fund (the "Board of Trustees" or "Board") has established procedures reasonably designed to stabilize each Fund's price per share at $1.00 per share.

At the time each Money Market Fund acquires its investments, they will be rated (or issued by an issuer that is rated with respect to a comparable class of short-term debt obligations) in one of the two highest rating categories for short-term debt obligations assigned by at least two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the obligation was rated by only that NRSRO). Appendix B to this SAI contains further information concerning the ratings of NRSROs and their significance.

These high-quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest short-term rating from at least two NRSROs (or one, if only one has rated the security). Securities issued by a registered investment company that is a money market fund and U.S. Government securities are also considered to be first tier securities. Second tier securities have received short-term ratings within the two highest categories from at least two NRSROs (or one, if only one has rated the security), but do not qualify as first tier securities.

Each Money Market Fund may also purchase obligations that are not rated, but are determined by the investment adviser, Rodney Square Management Corporation ("RSMC"), under the direction of and subject to the review of the Board of Trustees, to be of comparable quality to rated first or second tier securities. Each Money Market Fund may not purchase any second tier security if, as a result of its purchase, more than 3% of its total assets would be invested in second tier securities or more than 0.50% would be invested in the second tier securities of a single issuer.

Subsequent to its purchase by a Money Market Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a Money Market Fund. Neither of these events will require the sale of the securities by a Money Market Fund, but RSMC will consider the event in its determination of whether a Money Market Fund should continue to hold the securities.

A Money Market Fund's first tier investments will mature in 397 days or less and a Money Market Fund's second tier investments will mature in 45 days or less. Each Money Market Fund will maintain an average dollar-weighted average portfolio maturity of 60 days or less and will maintain a dollar-weighted average life of 120 days or less. Unlike a Money Market Fund's dollar-weighted average maturity, a Money Market Fund's dollar-weighted average life is calculated without reference to the re-set dates of variable rate debt obligations held by a Money Market Fund.

Each Money Market Fund intends to hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of each Money Market Fund's obligations under Section 22(e) of the 1940 Act and any commitments each Money Market Fund has made to shareholders. Each Money Market Fund will not acquire any security if, after doing so, more than 5% of its total assets would be invested in illiquid securities. See "Illiquid Securities" below.

Each of the Prime Money Market Fund and U.S. Government Money Market Fund are required to hold at least 10% of its total assets in "Daily Liquid Assets" and at least 30% of its total assets in "Weekly Liquid Assets;" the Tax-Exempt Fund is required to hold at least 30% of its total assets in "Weekly Liquid
Assets."

"Daily Liquid Assets" include cash (including demand deposits), direct obligations of the U.S. Government and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day. "Weekly Liquid Assets" include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within 5 business days.

Each of the Prime Money Market Fund and U.S. Government Money Market Fund seek high current income, while preserving capital and liquidity. The Tax-Exempt Money Market Fund seeks high current interest income exempt from federal income taxes while preserving capital. Each Fund's investment objective may not be changed without shareholder approval.

The Prime Money Market Fund may invest more than 25% of its total assets in high quality obligations of banks, finance companies and utilities. The Tax-Exempt Money Market Fund and the U.S. Government Money Market Fund may invest up to 20% of their total assets in high quality obligations in each of the following: banks, finance companies and utilities.

THE BOND FUNDS. The "Bond Funds" are the Wilmington Short/Intermediate-Term Bond Fund (the "Short/Intermediate-Term Bond Fund"), the Wilmington Broad Market Bond Fund (the "Broad Market Bond Fund") and the Wilmington Municipal Bond Fund (the "Municipal Bond Fund").

The Short/Intermediate-Term Bond Fund and Broad Market Bond Fund each seek a high total return, consistent with high current income. The Municipal Bond Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. The investment objectives of the Bond Funds may not be changed without shareholder approval.

The Short/Intermediate-Term Bond Fund will normally invest at least 85% of its assets, plus the amount of any borrowings for investment purposes (hereinafter "Assets") in various types of investment grade fixed income securities. The Broad Market Bond Fund will normally invest at least 80% of its assets in various types of fixed income securities. The Municipal Bond Fund will normally invest as least 80% of its assets in municipal securities that provide interest exempt from federal income tax. These policies may be changed upon 60 days written notice to shareholders.

THE EQUITY FUNDS. The "Equity Funds" are the Wilmington Large-Cap Strategy Fund (the "Large-Cap Fund") and the Wilmington Small-Cap Strategy Fund (the "Small-Cap Fund"). The investment objective of each of the Large-Cap Fund and Small-Cap Fund is to achieve long-term capital appreciation.

The Large-Cap Fund invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of large-cap companies. The Small-Cap Fund invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of small-cap companies. The investment objective and policies of each of the Large-Cap Fund and Small-Cap Fund may be changed upon 60 days written notice to shareholders.

THE MULTI-MANAGER FUNDS. The "Multi-Manager Funds" are the Wilmington Multi-Manager International Fund (the "International Fund") and the Wilmington Multi-Manager Real Asset Fund (the "Real Asset Fund"). Each of the Multi-Manager Funds employs a multi-manager strategy, relying on its investment adviser to determine the weightings among the sub-advisers who make the day-to-day investment decisions for the Multi-Manager Funds.The investment objective for the International Fund is to seek superior long-term capital appreciation. The investment objective of the Real Asset Fund is to achieve long-term preservation of capital with current income. The investment objectives of the International Fund and the Real Asset Fund may not be changed without shareholder approval.

The International Fund seeks to achieve its investment objective by investing at least 85% of its assets in a diversified portfolio of equity (or equity-related) securities of foreign issuers. The Real Asset Fund seeks to achieve its investment objective by investing at least 80% of its net assets in "Real Return" assets consisting of (i) inflation-protected debt securities including Treasury Inflation-Protected Securities or "TIPS"; (ii) real estate-related securities including securities of real estate companies and real estate investment trusts and (iii) commodity/natural resource-related securities. These policies may be changed upon 60 days written notice to shareholders.

ASSET ALLOCATION FUNDS. Unless otherwise indicated, the information below applies to each Asset Allocation Fund through its investment in shares of other series of the Trust ("Affiliated Underlying Funds") and in funds which are not affiliated with the Trust ("Unaffiliated Funds").

The Asset Allocation Funds' prospectus contains additional information regarding the Affiliated Underlying Funds. The Affiliated Underlying Funds' prospectuses and statement of additional information are available without charge by calling the transfer agent toll-free at (800) 336-9970 or on the Affiliated Underlying Funds' website at http://www.wilmingtonfunds.com. The Unaffiliated Funds in which the Asset Allocation Funds invest file financial and other information with the Securities and Exchange Commission (the "SEC"), including prospectuses and statements of additional information. Such information is publicly available on the SEC's website at www.sec.gov. No representation or warranty is hereby made as to the accuracy or completeness of any such information (the reference to the SEC's website is an inactive textual reference and information contained in, or otherwise accessible through this website does not form a part of the prospectuses or this SAI).

BANK CAPITAL SECURITIES. The Real Asset Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital:
Lower Tier II, Upper Tier II and Tier I. Bank capital is generally, but not always, of investment grade quality. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.

BANK OBLIGATIONS. The Prime Money Market Fund, the Bond Funds, the Equity Funds, the Multi-Manager Funds and the Asset Allocation Funds may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the U.S., of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly-owned banking subsidiaries of such foreign banks located in the U.S.

Obligations of foreign branches of U.S. banks and U.S. branches of wholly-owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks.

To the extent that a Fund may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the U.S. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets, (ii) generally greater price volatility, (iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers, (vi) the imposition of taxes
(vii) higher transaction and custody costs, (viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts, (x) less liquidity and smaller market capitalizations, (xi) less regulation of securities markets,
(xii) different accounting and disclosure standards, (xiii) governmental interference, (xiv) higher inflation, (xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets and (xvii) the risk of war.

BANKERS' ACCEPTANCES. The Prime Money Market Fund, the Tax-Exempt Money Market Fund, the Equity Funds, the Multi-Manager Funds and the Asset Allocation Funds may invest in bankers' acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

CERTIFICATES OF DEPOSIT. The Prime Money Market Fund, the Tax-Exempt Money Market Fund, the Equity Funds, the Multi-Manager Funds and the Asset Allocation Funds may invest in certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

TIME DEPOSITS. The Prime Money Market Fund, the Tax-Exempt Money Market Fund, the Equity Funds, the Multi-Manager Funds and the Asset Allocation Funds may invest in time deposits, which are bank deposits for fixed periods of time. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which may vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

CERTIFICATES OF PARTICIPATION. The Tax-Exempt Money Market Fund may invest in certificates of participation, which give the investor an undivided interest in the municipal obligation in the proportion that the investor's interest bears to the total principal amount of the municipal obligation.

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Prime Money Market Fund, the Bond Funds, the Equity Funds, the Multi-Manager Funds and the Asset Allocation Funds may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Prime Money Market Fund will only invest in commercial paper rated, at the time of purchase, in the highest category by Moody's Investors Service, Inc. ("Moody's"), Standard &Poor's[R] ("S&P[R]"), Fitch Ratings, Inc. ("Fitch") and Egan-Jones Ratings Company ("Egan-Jones") or if unrated, is determined by the investment adviser to be of comparable quality. The Equity Funds and the Multi-Manager Funds may invest in commercial paper that is rated, at the time of purchase, A-1 or higher by an NRSRO such as Moody's or S&P[R], or if unrated, is determined by the investment adviser or a sub-adviser, as the case may be, to be of comparable quality. See "Appendix B -Description of Ratings" for more information. The Prime Money Market Fund may invest in asset-backed commercial paper subject to Rule 2a-7 restrictions on investments in asset-backed securities.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer's convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security's "conversion value," which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the "investment value," which is the value of a convertible security viewed without regard to its conversion feature (I.E., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, such Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective.

The Equity Funds, the Multi-Manager Funds and the Asset Allocation Funds may invest in convertible securities. The Equity Funds and the Multi-Manager Funds invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by an NRSRO such as Moody's or S&P[R], (see Appendix B) or if unrated, are determined by the investment adviser or a sub-adviser to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Fund's purchase of the security, the investment adviser or a sub-adviser will determine whether it is in the best interest of the Fund to retain the security.

DEBT SECURITIES. The Bond Funds, the Equity Funds, the Multi-Manager Funds and the Asset Allocation Funds may invest in debt securities. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DEPOSITARY RECEIPTS. The Equity Funds, the Multi-Manager Funds and the Asset Allocation Funds may invest in depositary receipts. American Depositary Receipts ("ADRs") as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities. In general, depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The International Fund and Asset Allocation Funds may invest in Participatory notes (commonly known as P-notes), which are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying Indian securities listed on the Indian bourses. These securities are not registered with the Securities and Exchange Board of India. Participatory notes are similar to ADRs. See "Foreign Securities" below.

DERIVATIVES. The Equity Funds, the Multi-Manager Funds and Asset Allocation Funds may invest in a variety of derivative investments, to the extent permitted by their investment objectives and policies, to seek income for hedging purposes, to seek to replicate the composition and performance of a particular index, to seek exposure to a particular asset class, for liquidity purposes or as part of their overall investment strategies. Some derivative investments a Fund may use are the hedging instruments described below in this SAI and in Appendix A. Segregated accounts will be maintained for all derivative transactions, to the extent required by the 1940 Act.

The Funds may purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts ("futures options"). The Funds also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds also may enter into swap agreements with respect to interest rates, credit, inflation, commodities, and indexes of securities or commodities, and to the extent they may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. See "Swap Agreements and Options on Swap Agreements."

The Funds may invest in structured notes and indexed securities. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference index may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference;

therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities.

Other derivative investments the Funds may use include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the investment adviser expected.

If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that such instruments are consistent with a Fund's investment objective.

The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the investment adviser to forecast interest rates and other economic factors correctly. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss.

A Fund might not employ any of the derivative instruments or related strategies discussed, and no assurance can be given that any derivative instrument will perform as expected or that a strategy used will succeed. If the investment adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. For Funds that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

The Funds intend to qualify annually to be treated as regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended, (the "IRC"). To qualify as RICs, the Funds must invest in assets which produce types of income specified in the IRC ("Qualifying Income"). Whether the income from derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear under current law. Accordingly, a Fund's ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if a Fund does invest in these types of securities and the income is not determined to be Qualifying Income, it may cause such Fund to fail to qualify as a RIC under the IRC. See "Taxation of the Funds" for additional information related to these restrictions.

EQUITY-LINKED SECURITIES. The Multi-Manager Funds and the Asset Allocation Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that a Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See "Foreign Securities" below. In addition, a Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as index futures on stock indexes, zero-strike options and warrants and swap agreements.
 See "Derivatives" above. Equity-linked securities may be considered illiquid and thus subject to a Fund's restriction on investments in illiquid securities.

EVENT-LINKED EXPOSURE. The Real Asset Fund and the Asset Allocation Funds may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps," or implement "event-linked strategies." Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as "catastrophe bonds." They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund, when investing in the bond, may lose a portion or all of its principal invested in the bond. If no trigger event occurs, a Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. See "Taxation of the Funds" for more information regarding the tax risks related to a Fund's investment in an event-linked bond.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See "Illiquid Securities" below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated by a nationally recognized statistical ratings organization ("NRSRO"), and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for a Fund.

FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities with buy-back features enable the Bond Funds and Asset Allocation Funds to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often support these buy-back features. In evaluating a foreign bank's credit, the investment adviser considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank's ability to honor its commitment under the letter of credit. The Municipal Bond Fund will not acquire municipal securities with buy-back features if, in the opinion of counsel, the existence of a buy-back feature would alter the tax-exempt nature of interest payments on the underlying securities and cause those payments to be taxable to that Fund and its shareholders.

Buy-back features include standby commitments, put bonds and demand features.

STANDBY COMMITMENTS. Each Bond Fund and each Asset Allocation Fund may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles a Fund to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised. Ordinarily, a Fund will not transfer a standby commitment to a third party, although the Fund may sell securities subject to a standby commitment at any time. A Fund may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Fund may pay a higher price for the securities acquired in consideration for the commitment.

PUT BONDS. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate. In selecting put bonds for the Bond Funds and Asset Allocation Funds, the investment adviser takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond's rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

DEMAND FEATURES. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

FOREIGN CURRENCY AND RELATED TRANSACTIONS. The Equity Funds, the Multi-Manager Funds and the Asset Allocation Funds may purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Derivatives"), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. A Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. See "Appendix A - Options, Futures and Forward Currency Contract Strategies."

FOREIGN SECURITIES. The Equity Funds, the Multi-Manager Funds and the Asset Allocation Funds may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of foreign securities. (See "Depositary Receipts" above.)
The International Fund invests primarily in foreign securities and the Real Asset Fund may invest up to 55% of its assets in foreign securities. Foreign securities include equity or debt securities issued by issuers outside the U.S., and include securities in the form of ADRs, GDRs and EDRs and other depositary receipts (see "Depositary Receipts"). Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.

CURRENCY RISK AND EXCHANGE RISK. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

FOREIGN MARKET RISK. A Fund that may invest in foreign securities offers the potential for more diversification than a Fund that invests only in the U.S. because securities traded on foreign markets have often (though not always) performed differently from securities traded in the U.S. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the U.S. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund's ability to purchase or sell foreign securities or transfer a Fund's assets or income back into the U.S. or otherwise adversely affect a Fund's operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund's operations.

PUBLICLY AVAILABLE INFORMATION. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the U.S. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange (the "Exchange"). Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the U.S.

SETTLEMENT RISK. Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, a Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the U.S. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the U.S. This reduces the amount the Fund can earn on its investments.

CERTAIN RISKS OF HOLDINGS FUND ASSETS OUTSIDE THE U.S. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund as compared to investment companies that invest only in the U.S.

FOREIGN ECONOMY RISK. The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

SOVEREIGN DEBT. A Fund may invest in sovereign debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

EMERGING MARKETS. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S., such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund's acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Investment in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and a Fund may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars. Some of these instruments may have the characteristics of futures contracts. In addition, a Fund may engage in foreign currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect a Fund's performance. These investments and transactions involving foreign securities, currencies, options (including options that relate to foreign currencies), futures, hedging and cross-hedging are described in Appendix A.

RESTRICTIONS ON CERTAIN INVESTMENTS. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. If the Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

GUARANTEED INVESTMENT CONTRACTS. The Bond Funds and the Asset Allocation Funds may invest in guaranteed investment contracts ("GIC"). A GIC is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC's maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.

Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to each Fund's acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations. No Fund intends to invest more than 5% of its net assets in GICs.

HEDGING STRATEGIES. The Equity Funds, the Multi-Manager Funds and the Asset Allocation Funds may engage in certain hedging strategies that involve options and futures. Although the Municipal Bond Fund has no current intention of so doing, each of the Bond Funds may use options and futures contracts. The Short/Intermediate-Term and the Broad Market Bond Funds may use forward currency contracts. For additional information regarding such investment strategies, see Appendix A to this SAI.

HYBRID INSTRUMENTS. The Equity Funds, the Multi-Manager Funds and the Asset Allocation Funds may invest in a hybrid instrument which is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. A Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the Commodity Futures Trading Commission ("CFTC") and for an exemption from the provisions of the Commodity Exchange Act ("CEA").

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. See "Investment Company Securities and Exchange Traded Funds" below.

The Funds intend to qualify annually to be treated as RICs under the IRC. To qualify as RICs, the Funds must invest in assets which produce Qualifying Income. Whether the income from derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear under current law. Accordingly, a Fund's ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if a Fund does invest in these types of securities and the income is not determined to be Qualifying Income, it may cause such Fund to fail to qualify as a RIC under the IRC. See "Taxation of the Funds" for additional information related to these restrictions.

ILLIQUID SECURITIES. The Funds, except the Money Market Funds, may not knowingly invest more than 15% of its net assets in illiquid securities. The Money Market Funds will not acquire any security if, after doing so, more than 5% of its total assets would be invested in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund's books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund's investment adviser or sub-adviser to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act"). External market conditions may impact the liquidity of portfolio securities and may cause a Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in realized losses to the Fund.

INFLATION-PROTECTED DEBT SECURITIES. The Real Asset Fund and the Asset Allocation Funds may invest in inflation-protected debt securities or inflation-indexed bonds. Inflation-protected debt securities or inflation-indexed bonds include securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation-Protected Securities ("TIPS"), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers. Typically, such securities are structured as fixed income securities whose value is periodically adjusted according to the rate of inflation. The following two structures are common: (i) the U.S. Treasury and some other issuers issue inflation-indexed bonds that accrue inflation into the principal value of the security and (ii) other issuers may pay out the Consumer Price Index ("CPI") accruals as part of a semi-annual coupon. Other types of inflation-indexed bonds exist which use an inflation index other than the CPI.

Inflation-indexed bonds issued by the U.S. Treasury, such as TIPS, have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Typically, TIPS pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%) . If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%)
..

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While inflation-indexed bonds are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. See "Foreign Securities" above.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though the holder does not receive its principal until maturity. See "Taxation of the Funds" for more information.

INVESTMENT COMPANY SECURITIES AND EXCHANGE-TRADED FUNDS. The Bond Funds, the Equity Funds, the Multi-Manager Funds and the Asset Allocation Funds may invest in investment company securities issued by open-end and closed-end investment companies, including exchange-traded funds ("ETFs"). The Money Market Funds may invest in the securities of other money market mutual funds.

Such investments are subject to limitations prescribed by the 1940 Act unless an SEC exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof. These limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of a Fund's total assets would be invested in the aggregate in all investment companies. As a shareholder in an investment company, a Fund would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1) provided such ETF has been granted an exemptive order by the SEC and subject to certain terms and conditions imposed by such exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF. The Funds have entered into several such agreements and may enter into others. The Funds' ability to invest in ETFs will be severely constrained unless the ETFs in which they invest have received such an order from the SEC, and the ETF and the Funds take appropriate steps to comply with the relevant terms and conditions of such orders.

Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.

The Funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases a Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF's custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a "creation unit". Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. A Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the investment adviser believes it is in a Fund's interest to do so. A Fund's ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by a Fund in an amount exceeding one percent of such ETF's total outstanding securities during any period of less than 30 days.

There is a risk that an ETF in which a Fund invests may terminate due to extraordinary events. For example, any of the service providers to an ETF, such as the trustee or sponsor, may close or otherwise fail to perform its obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, the ETF may be dependent upon licenses to use the various indices as a basis for determining its composition and/or otherwise to use certain trade names. If these licenses are terminated, the ETF may also terminate or experience a disruption in its activities. In addition, an ETF may terminate if its net assets fall below a certain amount.

Although the investment adviser believes that, in the event of the termination of an ETF, the Funds will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF will be available for investment at that time.

INVESTMENTS IN COMMODITY/NATURAL RESOURCE-RELATED SECURITIES. As discussed under "Investment Limitations" below, the Funds do not invest directly in commodities. However, the Real Asset Fund and the Asset Allocation Funds may invest in securities of companies whose business is related in commodities and natural resources, or in registered investment companies or other companies that invest directly or indirectly in commodities and natural resources and derivatives which provide exposure to such investments. For example, a Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodity markets generally.

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Real Asset Fund and the Asset Allocation Funds may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndications, or may buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by an NRSRO.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, a Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank's general creditors, a Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, a Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

A Fund may invest in loan participations with credit quality comparable to that of the issuers of a Fund's securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

The Real Asset Fund and each of the Asset Allocation Funds limit the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Limitations"). For purposes of these limits, a Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purpose of determining whether the Fund has invested more than 5% of its assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the investment adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's NAV than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Real Asset Fund and the Asset Allocation Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of their limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the investment restriction relating to the lending of funds or assets by the Fund.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund relies on the investment adviser's or sub-adviser's research, as the case may be, in an attempt to avoid situations where fraud or misrepresentation could adversely affect a Fund.

MONEY MARKET FUNDS. Each Fund may invest in the securities of money market mutual funds. Such investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC. (See "Investment Company Securities and Exchange-Traded Funds" above.)

MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. The Bond Funds, the Real Asset Fund and the Asset Allocation Funds may invest in mortgage-related securities and asset-backed securities. Mortgage related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." A Fund also may invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"). The recent financial downturn--particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment--has adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. Government will take further action to support the mortgage-related securities industry, as it has in the past, should the economic downturn continue or the economy experience another downturn. Further, recent legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that a Fund could realize losses on mortgage-related securities.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Government National Mortgage Association ("GNMA" or "Ginnie Mae") are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the U.S. recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund's mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Consequently, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs"), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

On September 6, 2008, the Federal Housing Finance Agency ("FHFA") placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise's operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise's senior preferred stock and warrants to purchase 79.9% of each enterprise's common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury's obligations under the Senior Preferred Stock

Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009.

FNMA and FHLMC are each continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA's and FHLMC's ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA's plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the "Reform Act"), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA's appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA's or FHLMC's affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA's or FHLMC's assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America's housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the

Department of Veterans Affairs. The report also identioed three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the investment adviser determines that the securities meet the Trust's quality standards. Securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in the investment adviser's opinion are illiquid if, as a result, more than 15% of the value of a Fund's net assets will be illiquid.

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classioed as subprime. Other types of privately issued mortgage-related securities, such as those classioed as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classioed as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Funds may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Fund's industry concentration restrictions, set forth below under "Investment Limitations," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, a Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as "sequential pay" CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Funds may invest in parallel-pay and planned amortization class ("PAC") CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches--known as support bonds, companion bonds or non-PAC bonds--which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-backed securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund's investment objectives and policies, a Fund may invest in various tranches of CMO bonds, including support bonds.

COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO RESIDUALS. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities ("ARMBSs") have interest rates that reset at periodic intervals. Acquiring ARMBSs permit a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

COLLATERALIZED DEBT OBLIGATIONS. A Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and a Fund's Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default;
(iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

ASSET-BACKED SECURITIES. Asset-backed securities ("ABS") are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.

Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible. Consistent with its investment objectives and policies, a Fund also may invest in other types of asset-backed securities.

MUNICIPAL SECURITIES. The Prime Money Market Fund, the Tax-Exempt Money Market Fund, the Bond Funds and the Asset Allocation Funds each may invest in debt obligations issued by or on behalf of states, territories and possessions of the U.S., the District of Columbia and their sub-divisions, agencies and instrumentalities (collectively, "municipal securities") to obtain funds for various public purposes such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on municipal securities may be exempt from federal income tax, dividends paid by a Fund to its shareholders may not be tax-exempt. A brief description of some typical types of municipal securities follows:

GENERAL OBLIGATION SECURITIES. General Obligation Securities are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.

REVENUE OR SPECIAL OBLIGATION SECURITIES. Revenue or Special Obligation Securities are backed by the revenues of a specific project or facility - tolls from a toll bridge, for example. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state's ability, without obligation, to make up deficits in the reserve fund.

MUNICIPAL LEASE OBLIGATIONS. Municipal Lease Obligations may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, a Fund will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro-rata, undivided interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.

BOND ANTICIPATION NOTES. Bond Anticipation Notes are normally issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the notes.

TAX ANTICIPATION NOTES. Tax Anticipation Notes finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

INDUSTRIAL DEVELOPMENT BONDS ("IDBS") AND PRIVATE ACTIVITY BONDS ("PABS"). IDBs and PABs are specific types of revenue bonds issued on behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. PABs generally are such bonds issued after April 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid on them is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most case revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit.

RESOURCE RECOVERY BONDS. Resource Recovery Bonds are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.

TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES. Tax-Exempt Commercial Paper and Short-Term Municipal Notes provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.

CONSTRUCTION LOAN NOTES. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration by way of FNMA or GNMA.

PUT BONDS. Put Bonds are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date.

NON-INVESTMENT GRADE SECURITIES. The Short/Intermediate-Term Bond Fund, the Broad Market Bond Fund and the Asset Allocation Funds may invest in non-investment grade or "high yield" fixed income securities commonly known to investors as "high yield bonds" or "junk bonds."

High yield bonds are issued by a company whose credit rating (based on an NRSRO's evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant to purchase the debt of such a company. While generally providing greater income and opportunity for gain, non-investment grade debt securities are generally subject to greater risks than fixed income securities which have higher credit ratings, including a higher risk of default, and yields which fluctuate over time. High yield bonds generally will be in the lower rating categories of NRSROs (rated "Ba1" or lower by Moody's or "BB+" or lower by S&P[R]) or will be unrated. The credit rating of a high yield bond does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer's financial condition. High yield bonds are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

While the market values of high yield bonds tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield bonds often reflect individual corporate developments and have a greater sensitivity to economic changes than do higher rated securities. Issuers of high yield bonds are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield bonds are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Fund's ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield bonds have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield bonds may experience financial distress, possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, a Fund's NAV and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Fund defaults, a Fund may not receive full interest and principal payments due to it and could incur additional expenses if it chooses to seek recovery of its investment.

The secondary markets for high yield bonds are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield bonds are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield bonds is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund's assets. Market quotations on high yield bonds are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield bonds may be affected by legislative and regulatory developments. These developments could adversely affect a Fund's NAV and investment practices, the secondary market for high yield bonds, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield bonds, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds have adversely affected the market in the past.

When the secondary market for high yield bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Fund's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Fund to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield bonds contract due to adverse economic conditions or for other reasons, certain of a Fund's liquid securities may become illiquid and the proportion of a Fund's assets invested in illiquid securities may significantly increase.

The rating assigned by a rating agency evaluates the safety of a non-investment grade security's principal and interest payments, but does not address market value risk. Because ratings by NRSROs may not always reflect current conditions and events, in addition to using NRSROs and other sources, the investment adviser performs its own analysis of the issuers whose non-investment grade securities a Fund holds. Because of this, a Fund's performance may depend more on the investment adviser's own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of ratings, see "Appendix B -- Description of Securities Ratings."

In selecting non-investment grade securities, the investment adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund. The investment adviser continuously monitors the issuers of non-investment grade securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of a Fund so that it can meet redemption requests. If a security's rating is reduced below the minimum credit rating that is permitted for a Fund, a Fund's investment adviser will consider whether a Fund should continue to hold the security.

In the event that a Fund investing in high yield bonds experiences an unexpected level of net redemptions, a Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which a Fund's rate of return is based.

The costs attributable to investing in the high yield markets are usually higher for several reasons, including higher investment research costs and higher commission costs.

OPTIONS ON SECURITIES AND SECURITIES INDICES. The Equity Funds, the Multi-Manager Funds and the Asset Allocation Funds may purchase call options on securities that the investment adviser or a sub-adviser intends to include in a Fund in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. A Fund may purchase put options to hedge against a decline in the market value of securities held in the Fund or in an attempt to enhance return. A Fund may write (sell) put and covered call options on securities in which they are authorized to invest. A Fund may also purchase put and call options, and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of a Fund that are invested in equity (or related) securities, a Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

PARTICIPATIONS IN DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES. The Real Asset Fund and the Asset Allocation Funds may acquire participations in delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times earmark or set aside cash or liquid securities in a segregated account with a Fund's custodian, in an amount sufficient to meet such commitments.

The Real Asset Fund may invest in participations of delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see "Loan Participations" above. Participation interests in revolving credit facilities will be subject to the limitations discussed in "Loan Participations." Participations in delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the investment restriction relating to the lending of funds or assets by the Fund.

PARTICIPATION INTERESTS. Each Bond Fund and each Asset Allocation Fund may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder's initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor's actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both federal and state consumer protection laws may allow set-offs against certain amounts owed.

The Municipal Bond Fund will only invest in participation interests in municipal securities, municipal leases or in pools of securities backed by municipal assets if, in the opinion of counsel, any interest income on the participation interest will be exempt from federal income tax to the same extent as the interest on the underlying securities.

PREFERRED STOCK. The Broad Market Bond Fund, the Short/Intermediate-Term Bond Fund, the Equity Funds, the Multi-Manager Funds and the Asset Allocation Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. In addition, certain issues of preferred stock may be considered to have equity-like characteristics. In these cases, such preferred stock may also be subject to risks generally associated with common stock.

PORTFOLIO TURNOVER. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable a Fund to receive favorable tax treatment. Portfolio turnover rates of the Funds for the past two fiscal years were:




                                      FISCAL YEAR ENDED    FISCAL YEAR ENDED
FUND                                    JUNE 30, 2010        JUNE 30, 2011
----------------------------------    -----------------    -----------------
Short/Intermediate-Term Bond Fund             47%                35%
Broad Market Bond Fund                        43%                30%
Municipal Bond Fund                           44%                30%
Large-Cap Fund                               160%*               39%
Small-Cap Fund                                84%*               48%
International Fund                           107%                98%
Real Asset Fund                              156%               199%
Aggressive Asset Allocation Fund              53%                34%
Conservative Asset Allocation Fund            92%                26%


----------------------------------
* The Large-Cap Fund and the Small-Cap Fund experienced a significant variation in portfolio turnover due to asset allocation shifts.

RATINGS AS INVESTMENT CRITERIA. In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by a Fund as initial criteria for the selection of portfolio securities. Among the factors which may be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information.

REAL ESTATE COMPANIES. The Real Asset Fund and the Asset Allocation Funds may invest in securities of domestic and foreign companies that are engaged in the real estate industry ("Real Estate Companies"). A company is considered to be a Real Estate Company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. A Fund may invest in Real Estate Companies, such as equity real estate investment trusts ("REITs") that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry. A Fund may also invest its assets in real estate-linked derivatives and in equity, debt or convertible securities of companies whose products and services are related to the real estate industry.

Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities. A Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries. It is anticipated that substantially all of the equity securities of issuers in real estate-related industries in which a Fund intends to invest will be traded on a national securities exchange or in the over-the-counter market.

RISK FACTORS APPLICABLE TO THE MUNICIPAL BOND FUND

HEALTH CARE SECTOR. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for those programs. Numerous other factors may affect the industry, such as (i) general and local economic conditions, (ii) demand for services, (iii) expenses (including malpractice insurance premiums), (iv) competition among health care providers, (v) the Affordable Care Act and (vi) efforts by employers, insurers and governmental agencies to reduce the costs of health insurance and health care services. In the future, medical and technological advances which alter the demand for health services or the way in which such services are provided may adversely affect the industry.

Health care facilities include life care facilities, nursing homes and hospitals. The Municipal Bond Fund may invest in bonds to finance these facilities which are typically secured by the revenues from the facilities and not by state or local government tax payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be a risk of default in the payment of principal or interest on a bond issue if the facility does not maintain adequate financial reserves for debt service.

HOUSING SECTOR. The Municipal Bond Fund may invest in housing revenue bonds which typically are issued by state, county and local housing authorities and are secured only by the revenues of mortgages originated by those authorities using the proceeds of the bond issues. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

ELECTRIC UTILITIES SECTOR. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations,
(e) timely and sufficient rate increases, and (f) opposition to nuclear power.

PROPOSED LEGISLATION. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. For example, Federal tax law now limits the types and amounts of tax-exempt bonds issuable for industrial development and other types of private activities. These limitations may affect the future supply and yields of private activity securities. Further proposals affecting the value of tax-exempt securities may be introduced in the future. If the availability of municipal securities for investment or the value of the Municipal Bond Fund's holdings could be materially affected by such changes in the law, the Board of Trustees would reevaluate the Fund's investment objective and policies or consider the Fund's dissolution.

REITS. The Real Asset Fund and the Asset Allocation Funds may invest in equity and/or debt securities issued by REITs. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate properties or in real estate-related loans (such as mortgages) or other interests. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs.

Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so a Fund, when investing in REITs, will bear their proportionate share of the costs of the REIT's operations.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Real Asset Fund and the Asset Allocation Funds may invest in both publicly and privately traded REITs.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund if the other party to the repurchase agreement defaults), it is the policy of each Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the investment adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund's investment limitations.

REVERSE REPURCHASE AGREEMENTS. The Equity Funds, the Multi-Manager Funds and the Asset Allocation Funds may enter into reverse repurchase agreements in accordance with their investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will earmark or set aside assets consistent with the Fund's investment restrictions equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities.

Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act. Accordingly, reverse repurchase agreements are subject to each Fund's investment limitation on borrowing money set forth under "Investment Limitations." Each of the International Fund and the Real Asset Fund will not engage in reverse repurchase transactions if such transactions, combined with any other borrowings, exceed 10% of the Fund's assets. The Large-Cap Fund and the Small-Cap Fund will not engage in reverse repurchase transactions if such transactions, combined with any other borrowings, exceed 33-1/3% of the Fund's assets. In addition, the term of a reverse repurchase agreement, or any renewal or extension of such agreement, entered into by a Fund may not exceed sixty (60) days.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration. Each Fund is subject to investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for resale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid, are not subject to this limitation. This determination is to be made by the investment adviser or a sub-adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser or a sub-adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser or a sub-adviser intends to purchase securities that are exempt from registration under Rule 144A. As a result of the resale restrictions on Rule 144A securities, there is a greater risk that they will become illiquid than securities registered with the SEC.

SECURITIES LENDING. Each Fund may from time to time lend its portfolio securities pursuant to agreements that require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. The Municipal Bond Fund has no current intention of lending its portfolio securities and would do so only under unusual market conditions since the interest income that a Fund receives from lending its securities is taxable. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund and all deemed borrowings exceeds one-third of the value of a Fund's total assets taken at fair market value. When a Fund lends it portfolio securities, the collateral (i.e., the cash or securities that the Fund is obligated to return) can be included as part of the Fund's total assets in calculating the percentages of the Fund's total assets on loan. Collateral must be valued daily by the investment adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

SHORT SALES. The Equity Funds, the Multi-Manager Funds and the Asset Allocation Funds may make short sales "against the box," meaning that at all times when a short position is open, a Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities.

In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security, or when a Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. The Funds may also make short sales to generate additional income from the investment of the cash proceeds of short sales. The Real Asset Fund may pledge no more than 10% of its total assets as collateral for short sales against the box.

STANDBY COMMITMENTS. Each Money Market Fund may invest in standby commitments. It is expected that standby commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Funds may pay for standby commitments either separately in cash or by paying a higher price for the obligations acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). Standby commitments purchased by the Funds will be valued at zero in determining net asset value ("NAV") and will not affect the valuation of the obligations subject to the commitments. Any consideration paid for a standby commitment will be accounted for as unrealized depreciation and will be amortized over the period the commitment is held by a Fund.

SWAP AGREEMENTS AND OPTIONS ON SWAP AGREEMENTS. The Bond Funds, the Equity Funds, the Multi-Manager Funds and the Asset Allocation Funds may engage in swap transactions, including, but not limited to, swap agreements on interest rates, inflation, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements ("swap options").

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. A "quanto" or "differential" swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one

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party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund's investment objectives and general investment polices, the Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate or "LIBOR", and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

A Fund may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most other types of swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or "earmarking" of assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of a Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities.

A Fund may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or "earmark" cash or liquid securities, or enter into certain offsetting positions, with a value at least equal to the Fund's exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or "earmark" cash or liquid assets determined, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or "earmarking" will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund's portfolio. Such segregation or "earmarking" will not limit the Fund's exposure to loss.

In January 2009, the SEC issued temporary rules to allow for clearinghouses to facilitate certain credit default swap transactions between one or more counterparties. A clearinghouse may act as the intermediary, or central counterparty, in credit default swap transactions, reducing the risk of a counterparty defaulting on a transaction while providing a central location for regulators to view traders' positions and prices. The use of a clearinghouse for credit default swaps is voluntary and the temporary rules are in effect from January 22, 2009 until April 16, 2012, or until the SEC adopts permanent exemptions for security-based swaps issued by certain clearing agencies. In March 2009 the SEC approved exemptions to allow the CME Group, Inc. and InterContinental, Inc. to operate a clearinghouse for credit default swaps. Similarly, dealers of credit-default swaps in Europe agreed in February 2009 to use a clearinghouse in the European Union to guarantee derivatives. The clearinghouse(s) will be funded by their members. In response to these developments, in June 2009 the Financial Industry Regulatory Authority ("FINRA") established a pilot program imposing margin rules for credit default swap transactions executed by a registered broker-dealer and cleared by the CME Group, Inc. or other central counterparty platforms. FINRA speculates that the creation of CDS central counterparties will result in an increasing volume of CDS transactions being handled through broker-dealers instead of through affiliated entities of investment banks as in the past. FINRA's pilot program will automatically expire on January 17, 2012. Recent legislative and regulatory developments will ultimately require the clearing and exchange-trading of most over-the-counter derivative instruments. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund's ability to enter into swap agreements.

Whether a Fund's use of swap agreements or swap options will be successful in furthering its investment objective will depend on the investment adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the repurchase agreement guidelines). The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

The Funds intend to qualify annually to be treated as RICs under the IRC. To qualify as RICs, the Funds must invest in assets which produce Qualifying Income. Whether the income from swaps and similar securities is Qualifying Income is unclear under current law. Accordingly, a Fund's ability to invest in swaps and similar securities may be restricted. Further, if a Fund does invest in these types of securities and the income is not determined to be Qualifying Income, it may cause such Fund to fail to qualify as a RIC under the IRC. See "Taxation of the Funds" for additional information related to these restrictions.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transaction may be subject to a Fund's limitation on investments in illiquid securities.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest. A Fund bears the risk that the investment adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the investment adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

CORRELATION RISK. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fee, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or underexposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

RISK OF POTENTIAL GOVERNMENT REGULATION OF DERIVATIVES. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. In 2008, multiple committees of the U.S. Congress held hearings investigating the rise in energy and agricultural prices and the role that the futures market and swap market participants may have played in this phenomenon. The CFTC also investigated allegations of price manipulation in certain commodity markets. Some Members of Congress introduced legislation that would impose limits on the maximum position that could be held by a single trader in energy-related contracts and would subject certain commodity- or energy-related swap agreements to new forms of regulation that could create barriers to commodity-related investment activity. While no current regulatory or legislative activity is anticipated to have a direct, immediate effect upon the Funds, it is not possible to predict the course of future legislation or regulation in this area. It is possible that if certain proposed measures were to become law, they could potentially limit or completely restrict the ability of a Fund to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also prevent the Funds from using certain instruments. These risks may be particularly acute for those Funds that make extensive use of commodity-related derivative instruments in seeking to achieve their investment objectives.

TEMPORARY DEFENSIVE POSITIONS. The Bond Funds, the Equity Funds, the Multi-Manager Funds and the Asset Allocation Funds may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.

TRUST PREFERRED SECURITIES. The Real Asset Fund may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust's common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Fund, to sell their holdings. In identifying the risks of the trust preferred securities, the investment adviser will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as the Fund

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of such agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally directly or indirectly backs payment of the interest and principal on these obligations. This support can range from securities supported by the full faith and credit of the U.S. (for example, the Government National Mortgage Association ("Ginnie Mae") securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the U.S., a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments.

In addition to the securities discussed above, a Fund may also purchase debt guaranteed by the Federal Deposit Insurance Corporation ("FDIC"), an independent agency of the U.S. Government, through the FDIC's Temporary Liquidity Guarantee Program ("TLGP"). Under the TLGP, the FDIC guarantees newly issued senior unsecured debt issued on or before June 30, 2009 by FDIC-insured depository institutions, U.S. bank holding companies and financial holding companies and certain U.S. savings and loan holding companies ("FDIC-backed debt"). The expiration date of the FDIC's guarantee is the earlier of the maturity date of the FDIC-backed debt or June 30, 2012. FDIC-backed debt is backed by the full faith and credit of the U.S. Government, but is still subject to interest rate and market risk.

VARIABLE AND FLOATING RATE SECURITIES. The Money Market Funds, the Bond Funds and the Asset Allocation Funds may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Each Money Market Fund's investments in these securities must comply with Rule 2a-7.

Each of the Bond Funds and Asset Allocation Funds may also purchase inverse floaters that are floating rate instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater's price is considerably more volatile than that of a fixed rate security. For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed rate bond multiplied by two minus the interest rate paid on the short-term instrument. Depending on market availability, the two variable rate instruments may be combined to form a fixed rate bond. The market for inverse floaters is relatively new.

WHEN-ISSUED SECURITIES. Each Money Market Fund may buy when-issued securities or sell securities on a delayed-delivery basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, the purchaser makes no payment and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss.

While a Fund initially commits to purchase such securities with the purpose of actually acquiring them, the Fund may subsequently (i) dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy or (ii) sell the underlying securities before they are delivered, which may result in gains or losses. A Fund may also designate liquid assets, marked to market daily, maintained at a value equal to its current obligations for when-issued securities.

When a Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining NAV per share, subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery the market value of the security may be higher or lower than its cost, thereby increasing or decreasing the Fund's NAV. When payment for a when-issued security is due, the Fund will meet its obligations from then-available cash flow, the sale of any previously designated liquid assets, the sale of other securities or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation creates the potential for the realization of capital gains or losses.

ZERO COUPON BONDS. The Bond Funds and the Asset Allocation Funds may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. The IRC requires that a Fund accrue income on zero coupon bonds for each taxable year, even though no cash has been paid on the bonds, and generally requires it to distribute such income (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is received at the time of accrual, a Fund may be required to sell investments (even if such sales are not advantageous) to obtain sufficient cash to satisfy the federal tax distribution requirements applicable to it under the IRC. See "Taxation of the Funds."

                          DISCLOSURE OF FUND HOLDINGS

The Trust has policies and procedures in place regarding the disclosure of securities holdings of the Funds which are designed to allow disclosure of a Fund's holdings information where it is deemed appropriate for a Fund's operations or it is determined to be useful to a Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of a Fund's holdings, a Fund will not provide or permit others to provide information about a Fund's holdings on a selective basis.

The Trust provides portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities.

The Money Market Funds are required to post on WT Mutual Fund's website at HTTP://WWW.WILMINGTONFUNDS.COM for a period of not less than six months, beginning no later than the fifth business day of the month, a schedule of its investments, as of the last business day of the prior month. Effective December 7, 2010, the Money Market Funds will also file, on a monthly basis, more detailed portfolio holdings information with the SEC on Form N-MFP.

With respect to all Funds, except the Money Market Funds, the Trust may, but is not required to, post a Fund's schedule of investments on a website at regular intervals or from time to time at the discretion of the Trust. Such schedule of investments will generally be as of a date at least 30 days prior to its posting on the website. However, the lag time between the public dissemination of a Fund's schedule of investments and the date of such schedule of investments may be adjusted by the officers of the Trust, in consultation with the Board of Trustees. In addition to a Fund's schedule of investments, the Trust may post information on a website about the number of securities a Fund holds, a summary schedule of investments, the Fund's top ten holdings, and a percentage breakdown of the Fund's investments by country, sector and industry. This additional information will generally be as of a date at least 30 days prior to its posting on a website, provided, however, that a top ten holdings list may be as of a date 7 days prior to its posting on the website. The officers of the Trust, in consultation with the Board of Trustees, may adjust the lag time for posting such information on the Trust's website. The day after any Fund's holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.

The Trust may distribute or authorize the distribution of information about a Fund's holdings that is not publicly available (on a website or otherwise) to a Fund's or an investment adviser's employees and affiliates that provide services to the Fund. The Trust may also distribute or authorize the distribution of information about a Fund's holdings that is not publicly available (on a website or otherwise) to the Trust's service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser or sub-adviser prior to the commencement of its duties;
(iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (v) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of Fund assets and minimal impact on remaining shareholders of an affected Fund.

In order to mitigate conflicts between the interests of a Fund's shareholders, on the one hand, and those of the Fund's investment adviser, sub-advisers, or principal underwriter, or any affiliated person of the Fund, its investment adviser, sub-advisers, or principal underwriter, on the other, the Trust's Chief Compliance Officer ("CCO") must approve and either the President or a Vice President of the Trust must approve a non-public disclosure of portfolio holdings. The Trust's CCO must report all arrangements to disclose portfolio holdings information to the Trust's Board of Trustees of the Trust on an as needed basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders.

Before any non-public disclosure of information about a Fund's holdings, the CCO will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. The Trust may request certifications from senior officers of authorized recipients that the recipient is using the Fund's portfolio holdings information only in a manner consistent with the Trust's policies and procedures and any applicable confidentiality agreement.

Under no circumstances may the Trust or an investment adviser or sub-adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.

Each of the following third parties have been approved to receive portfolio holdings information: (i) the Trust's sub-administrator and accounting agent;
(ii) the Trust's independent public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing Fund reports or regulatory filings; (iv) the Trust's custodian in connection with its custody of Fund assets; (v) if applicable, a proxy voting service; and (vi) the following data aggregators and ranking and ratings services: Crane Data LLC, Factset, Global Trading Analytics, LLC, Investment Company Institute, Lipper Analytical Services, Inc., Morningstar Inc., National Financial Services, Standard & Poor's, SunGuard and Vestek. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing a Fund's portfolio holdings information without specific authorization. The Trust's investment adviser and service providers will establish procedures to ensure that a Fund's portfolio holdings information is only disclosed in accordance with these policies.

The identity of persons with which the Trust has ongoing arrangements to provide portfolio holdings information is set forth below. In order to solicit prices on various fixed income securities, certain of the Funds share this information with the broker dealers listed below on a periodic basis as needed with as little as a one day lag:


Banc of America                            Janney Montgomery Scott                        PerformanceExplorer
Barclays Capital Inc.                      Jefferies & Co., Inc.                          Piper Jaffray & Company
Bloomberg                                  KLF Inc.                                       RBC Capital Markets
Citigroup Global Markets, Inc.             Legg Mason Inc.                                Siebert Brandford Shank & Co., LLC
Crane Data LLC                             Lipper Analytical Services, Inc.               Standard & Poor's
Electra Information Systems, Inc.          Longview                                       Stephens Inc.
Factset                                    Loop Capital Markets                           Stern, Agee & Leach
Fidelity                                   Maslow                                         Stone & Youngberg
Global Trading Analytics, LLC              Morgan Stanley                                 SunGuard (Global Plus)
Hutchinson, Shockey, Erley & Co.           Morningstar Inc.                               Thompson Financial
Interactive Data                           National Financial Services                    Vestek
Investedge                                 Northfield Information Services, Inc.

                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Funds have adopted the investment limitations set forth below. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market value of a Fund's assets or redemptions of shares will not be considered a violation of a limitation. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund.

MONEY MARKET FUNDS: Each Money Market Fund will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U. S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that the Prime Money Market Fund may invest more than 25% of its total assets in the obligations of banks;

3. borrow money, except (1) from a bank for temporary or emergency purposes (not for leveraging or investment) or (2) by engaging in reverse repurchase agreements if the Fund's borrowings do not exceed an amount equal to 33-1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations;
         (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33-1/3% of the value of the Fund's total assets;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein;

7. purchase or sell physical commodities or contracts, provided that currencies and currency-related contracts will not be deemed physical commodities; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur, provided that the Fund's use of options, futures contracts and options thereon or currency-related contracts will not be deemed to be senior securities for this purpose.


With respect to the exclusion from the investment limitation described in number 2 above, the Money Market Funds have been advised that it is the SEC staff's current position that the exclusion may be applied only to U.S. bank obligations; the Money Market Funds, however, will consider both foreign and U.S. bank obligations within this exclusion. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy.

The following non-fundamental policies apply to each Money Market Fund unless otherwise indicated, and the Board of Trustees may change them without shareholder approval.

Each Money Market Fund will not:

1.       make short sales of securities except short sales "against the box";

2. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

3. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, and, if at any time the Fund's bank borrowings exceed its fundamental borrowing limitations due to a decline in net assets, such borrowings will be promptly (within 3 days) reduced to the extent necessary to comply with such limitations;

4. make loans of portfolio securities, unless such loans are fully collateralized by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and securities, marked to market daily; or

5.       with respect to the Prime Money Market and U.S. Government Money
         Market Funds only, purchase the securities of any one issuer if as a result more than 5% of the Fund's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BOND FUNDS: Each Bond Fund will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U. S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including repurchase agreements fully collateralized by U.S. Government obligations) or to tax-exempt municipal securities;

3. borrow money, provided that the Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) or by engaging in reverse repurchase agreements if the Fund's borrowings do not exceed an amount equal to 33-1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations;
         (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33-1/3% of the value of the Fund's total assets;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or real estate limited partnership interests, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities or commodities contracts except financial and foreign currency futures contracts and options thereon, options on foreign currencies and forward currency contracts; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur, provided that futures, options and forward currency transactions will not be deemed to be senior securities for purposes of this limitation.

The following non-fundamental policies apply to the Bond Funds and may be changed by the Board of Trustees without shareholder approval.

Each Bond Fund will not:

1. pledge, mortgage or hypothecate its assets, except the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of its total assets to secure borrowings, and the Fund may deposit initial and variation margin in connection with transactions in futures contracts and options on futures contracts;

2.       make short sales of securities except short sales "against the box";

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Fund may make initial and variation margin deposits in connection with permitted transactions in options or futures;

4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets;

5. purchase or sell non-hedging futures contracts or related options if aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's total assets. For purposes of this limitation, unrealized profits and unrealized losses on any open contracts are taken into account, and the in- the-money amount of an option that is in-the-money at the time of purchase is excluded;

6. write put or call options having aggregate exercise prices greater than 25% of the Fund's net assets, except with respect to options attached to or acquired with or traded together with their underlying securities and securities that incorporate features similar to options; or

7. when engaging in options, futures and forward currency contract strategies, a Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset (cover) its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

EQUITY FUNDS: The following non-fundamental policies apply to the Equity Funds. Unless otherwise indicated, the Board of Trustees may change them without shareholder approval, unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder.

Each Equity Fund will not:

1. purchase the securities of any one issuer, if as a result, more than 5% of a Fund's total assets would be invested in the securities of such issuer, or a Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by (a) the U. S. Government, its agencies or instrumentalities or (b) ETFs pursuant to an SEC exemptive order or other grant of relief from the limits of section 12(d)(1) of the 1940 Act; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to an Equity Fund's investment in an ETF or other investment company. This restriction also does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3. borrow money, provided that each Equity Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33-1/3% of its assets;

4. make loans of money or securities, except by entering into repurchase agreements. (For the purpose of this restriction, lending of portfolio securities by a Fund are not deemed to be loans);

5. underwrite any issue of securities, except to the extent that an Equity Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or interests therein, although each Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, provided that each Fund may purchase or write interest rate, and stock index futures contracts and related options thereon;

8. issue senior securities, except to the extent permitted by the 1940 Act, provided that each of the Equity Funds may borrow money subject to its investment limitation on borrowing and insofar as an Equity Fund may be deemed to have issued a senior security by reason of entering into repurchase agreements;

9. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by an Equity Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by a Fund are not deemed to be pledges or hypothecations);

10.      make short sales of securities except short sales "against the box";

11. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that a Fund may make initial and variation margin deposits in connection with permitted transactions in options without violating this limitation; or

12. purchase securities if its outstanding borrowings exceed 5% of the value of its total assets.


When engaging in options, futures and forward currency contract strategies, a Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

MULTI-MANAGER FUNDS: Each Multi-Manager Fund will not as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of a Fund's total assets would be invested in the securities of such issuer, or a Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. purchase securities of any issuer if, as a result, more than 25% of a Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that this limitation does not apply to debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and, with respect to the Real Asset Fund, this limitation does not apply to municipal securities. However, the Real Asset Fund may invest more than 25% of its total assets in the real estate industry and intends to be concentrated in the securities of domestic and foreign real estate and real estate-related companies;

3. borrow money, provided that a Fund may borrow money for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of a Fund's total assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations;
         (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that a Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided (i) that a Fund each may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts, and (ii) that, with respect to the Real Asset Fund, investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the

         Real Asset Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

7. purchase or sell physical commodities, provided that a Fund may invest in, purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8.       issue senior securities, except to the extent permitted by the 1940
         Act.


The following non-fundamental policies apply to each of the Multi-Manager Funds. Unless otherwise indicated, the Board of Trustees may change them without shareholder approval, unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder.

Each Multi-Manager Fund will not:

1. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by a Fund, provided that the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecations for this purpose;

2.       make short sales of securities except short sales "against the box;"

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; and

4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets.


When engaging in options, futures and forward currency contract strategies, a Fund will either: (1) earmark or set aside cash or liquid assets in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

With respect to futures contracts that are not legally required to "cash settle," a Fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to "cash settle," however, a Fund is permitted to set aside or earmark liquid assets in an amount equal to the Fund's daily marked to market (net) obligation, if any, (in other words, the Fund's daily net liability, if any) rather than the market value of the futures contract.

ASSET ALLOCATION FUNDS: The following non-fundamental policies apply to each Asset Allocation Fund unless otherwise indicated, and the Board of Trustees may change them without shareholder approval unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder.

Each Asset Allocation Fund will not:

1. purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government obligations") or to securities issued by other investment companies. Repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. invest 25% or more of the value of a Fund's assets in securities of issuers in any one industry. This restriction does not apply to a Fund's investment in ETFs or other investment companies. This restriction also does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies;

3. issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33-1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets;

4. make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

5. underwrite any issue of securities, except to the extent that a Fund may be considered to be acting as an underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or interests therein, although each Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but each Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

8. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by a Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by a Fund are not deemed to be pledges or hypothecations);

9. engage in short sales of securities or maintain a short position, except that each Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

10. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that a Fund may make initial and variation margin deposits in connection with permitted transactions in options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

11. purchase securities if its outstanding borrowings exceed 5% of the value of its total assets.


When engaging in options, futures and forward currency contract strategies, a Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

Unless otherwise indicated, all limitations applicable to Fund investments (as stated above and elsewhere in this Statement of Additional Information or in the Prospectuses) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund's investment portfolio, resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment.

                             TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under "Interested Trustees" below is an "interested person" of the Funds' investment adviser, or the Trust, within the meaning of the 1940 Act. Each person who is not an "interested person" of the Funds' investment adviser or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. The address of each Trustee as it relates to the Trust's business is 1100 North Market Street, Wilmington, DE 19890.


                                                                                                OTHER
                                                                               NUMBER OF    DIRECTORSHIPS
                                                                                 FUNDS IN      HELD BY
                                                                PRINCIPAL          FUND        TRUSTEE
                       POSITION(S)    TERM OF OFFICE AND     OCCUPATION(S)       COMPLEX     DURING THE
          NAME AND     HELD WITH        LENGTH OF TIME         DURING PAST     OVERSEEN BY    PAST FIVE
         DATE OF BIRTH    TRUST              SERVED             FIVE YEARS       TRUSTEE(1)     YEARS
---------------------- ----------- ------------------------- ----------------- ------------ -------------
                                    INTERESTED TRUSTEES
---------------------- ----------- ------------------------------------------- ------------ -------------
ROBERT J. CHRISTIAN(2) Trustee         Shall serve until     Retired since           12     FundVantage
Date of Birth: 2/49                    death, resignation or February 2006;                 Trust (33
                                       removal. Trustee      Executive Vice                 portfolios);
                                       since October 1998,   President of                   Optimum
                                       President and         Wilmington                     Fund Trust (6
                                       Chairman of the       Trust Company                  portfolios)
                                       Board from October    from February                  (registered
                                       1998 to January       1996 to                        investment
                                       2006.                 February 2006;                 companies).
                                                             President of
                                                             Rodney Square
                                                             Management
                                                             Corporation
                                                             ("RSMC") from
                                                             1996 to 2005;
                                                             Vice President
                                                             of RSMC 2005
                                                             to 2006.
---------------------- ----------- ------------------------- ----------------- ------------ -------------
                                   INDEPENDENT TRUSTEES
---------------------- ----------- ------------------------------------------- ------------ -------------
ROBERT ARNOLD            Trustee      Shall serve until      Founder and co-         12     First Potomac
Date of Birth: 3/44                   death, resignation or  manager, R. H.                 Realty Trust
                                      removal. Trustee       Arnold & Co.,                  (real estate
                                      since May 1997.        Inc. (financial                investment
                                                             consulting) since              trust).
                                                             1989.


(1) The "Fund Complex" currently consists of the Trust (12 funds) and CRM Mutual Fund Trust (7 funds).

(2) Mr. Christian is an "Interested Trustee" by reason of his previous employment with RSMC, an investment adviser to the Trust.


                                                                                              OTHER
                                                                             NUMBER OF    DIRECTORSHIPS
                                                                               FUNDS IN      HELD BY
                                                               PRINCIPAL         FUND        TRUSTEE
                        POSITION(S)   TERM OF OFFICE AND    OCCUPATION(S)      COMPLEX     DURING THE
         NAME AND        HELD WITH      LENGTH OF TIME        DURING PAST    OVERSEEN BY    PAST FIVE
        DATE OF BIRTH      TRUST             SERVED            FIVE YEARS      TRUSTEE(1)     YEARS
--------------------- --------------- --------------------- ---------------- ------------ ---------------
DR. ERIC BRUCKER           Trustee    Shall serve until     Professor of           12     None
Date of Birth: 12/41                  death, resignation or Economics,
                                      removal. Trustee      Widener
                                      since October 1999.   University since
                                                            2002; formerly,
                                                            Dean, School of
                                                            Business
                                                            Administration
                                                            of Widener
                                                            University from
                                                            2001 to 2004.
--------------------- --------------- --------------------- ---------------- ------------ ---------------
NICHOLAS GIORDANO       Trustee and   Shall serve until     Consultant,            12     Kalmar Pooled
Date of Birth: 3/43   Chairman of the death, resignation or financial                     Investment
                           Board      removal. Trustee      services                      Trust; The
                                      since October 1998.   organizations                 RBB Fund Inc.
                                                            from 1997 to                  (19 portfolios)
                                                            present; Interim              (registered
                                                            President,                    investment
                                                            LaSalle                       companies);
                                                            University from               Independence
                                                            1998 to 1999;                 Blue Cross;
                                                            President and                 IntriCon
                                                            Chief Executive               Corporation
                                                            Officer,                      (industrial
                                                            Philadelphia                  furnaces and
                                                            Stock Exchange                ovens).
                                                            from 1981 to
                                                            1997.
--------------------- --------------- --------------------- ---------------- ------------ ---------------


As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of the Trust, any of the Funds' investment advisers or Distributor, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.


                                       EXECUTIVE OFFICERS
------------------------ ------------- ---------------------------------------- ----------- -------------
                                                                                NUMBER OF
                                                                                 FUNDS IN
                                                                  PRINCIPAL        FUND        OTHER
                           POSITION(S)  TERM OF OFFICE AND     OCCUPATION(S)     COMPLEX    DIRECTORSHIPS
    NAME, ADDRESS AND      HELD WITH      LENGTH OF TIME         DURING PAST    OVERSEEN BY    HELD BY
        DATE OF BIRTH         TRUST            SERVED            FIVE YEARS       TRUSTEE      TRUSTEE
------------------------ ------------- ---------------------- ----------------- ----------- -------------
JOHN J. KELLEY           President &   Shall serve at the     President of           N/A          N/A
1100 North Market Street Chief         pleasure of the Board  RSMC since 2008;
Wilmington, DE 19890     Executive     and until successor is Vice President of
Date of Birth: 9/59      Officer       elected and qualified. WTIM since 2005;
                                       Officer since          Member of the
                                       September 2005.        Board of
                                                              Managers of
                                                              WTIM; Vice
                                                              President of BNY
                                                              Mellon Investment
                                                              Servicing
                                                              (formerly, PNC
                                                              Global Investment
                                                              Servicing) from
                                                              January 2005 to
                                                              July 2005; Vice
                                                              President of
                                                              Administration,
                                                              1838 Investment
                                                              Advisors, LP from
                                                              1999 to 2005;
                                                              Chief Compliance
                                                              Officer, 1838
                                                              Investment
                                                              Advisors, LP from
                                                              2004 to 2005.
------------------------ ------------- ---------------------- ----------------- ----------- -------------
ANNA M.                  Vice          Shall serve at the     Chief Compliance       N/A          N/A
BENCROWSKY               President,    pleasure of the Board  Officer, WTIM
1100 North Market Street Chief         and until successor is since 2007; Vice
Wilmington, DE 19890     Compliance    elected and qualified; President, WTIM
Date of Birth: 5/51      Officer &     Officer since          since 2004; Vice
                         Anti-Money    September 2004.        President and
                         Laundering                           Chief Compliance
                         Officer                              Officer, RSMC
                                                              since 2004; Vice
                                                              President and
                                                              Chief Compliance
                                                              Officer, 1838
                                                              Investment
                                                              Advisors, LP
                                                              from 1999 to
                                                              2004.
------------------------ ------------- ---------------------- ----------------- ----------- -------------


                                        EXECUTIVE OFFICERS
------------------------ -------------- ---------------------------------------- ----------- -------------
                                                                                 NUMBER OF
                                                                                   FUNDS IN
                                                                  PRINCIPAL          FUND        OTHER
                          POSITION(S)    TERM OF OFFICE AND     OCCUPATION(S)      COMPLEX   DIRECTORSHIPS
    NAME, ADDRESS AND     HELD WITH        LENGTH OF TIME        DURING PAST     OVERSEEN BY    HELD BY
        DATE OF BIRTH        TRUST              SERVED            FIVE YEARS       TRUSTEE      TRUSTEE
------------------------ -------------- ---------------------- ----------------- ----------- -------------
EDWARD W. DIFFIN,        Vice President Shall serve at the     Director of            N/A          N/A
JR.                      & Secretary    pleasure of the Board  Mutual Fund
1100 North Market Street                and until successor is Regulatory
Wilmington, DE 19890                    elected and qualified; Administration of
Date of Birth: 1/52                     Officer since          WTIM since
                                        February 2007.         November 2006;
                                                               Coleman Counsel
                                                               from November
                                                               2005 to
                                                               November 2006;
                                                               Vice President
                                                               and Senior
                                                               Counsel of
                                                               Merrill Lynch &
                                                               Co., Inc. from
                                                               1994 to 2005.
------------------------ -------------- ---------------------- ----------------- ----------- -------------
JOHN C. MCDONNELL        Vice           Shall serve at the     Director of            N/A          N/A
1100 North Market Street President,     pleasure of the Board  Mutual Fund
Wilmington, DE 19890     Chief          and until successor is Administration,
Date of Birth: 4/66      Financial      elected and qualified; WTIM, since
                         Officer &      Officer since          October 2005;
                         Treasurer      November 2005.         Audit and
                                                               Assurance --
                                                               Senior, Deloitte
                                                               (public
                                                               accounting) from
                                                               September 2004
                                                               to October 2005;
                                                               Mutual Fund
                                                               Administration,
                                                               1838 Investment
                                                               Advisors from
                                                               March 1999 to
                                                               September 2004.
------------------------ -------------- ---------------------- ----------------- ----------- -------------


                                        EXECUTIVE OFFICERS
------------------------ -------------- --------------------------------------- ----------- -------------
                                                                                NUMBER OF
                                                                                  FUNDS IN
                                                                   PRINCIPAL        FUND        OTHER
                           POSITION(S)   TERM OF OFFICE AND     OCCUPATION(S)     COMPLEX   DIRECTORSHIPS
    NAME, ADDRESS AND      HELD WITH       LENGTH OF TIME         DURING PAST   OVERSEEN BY    HELD BY
        DATE OF BIRTH         TRUST             SERVED            FIVE YEARS      TRUSTEE      TRUSTEE
------------------------ -------------- ---------------------- ---------------- ----------- -------------
CLAYTON M.               Vice President Shall serve at the     Managing              N/A          N/A
ALBRIGHT                                pleasure of the Board  Director Fixed
1100 North Market Street                and until successor is Income
Wilmington, DE 19890                    elected and qualified. Management,
Date of Birth: 9/53                     Officer since October  Wilmington Trust
                                        1998.                  since 2007;
                                                               Director, Fixed
                                                               Income Research
                                                               and Portfolio
                                                               Manager,
                                                               Wilmington Trust
                                                               from 1996 to
                                                               2007; Vice
                                                               President, RSMC
                                                               since 2001; Vice
                                                               President of
                                                               WTIM since 2006;
                                                               Vice President,
                                                               Wilmington Trust
                                                               Company since
                                                               1997.
------------------------ -------------- ---------------------- ---------------- ----------- -------------
JOSEPH M. FAHEY, JR.     Vice President Shall serve at the     Investment            N/A          N/A
1100 North Market Street                pleasure of the Board  Adviser, WTIM
Wilmington, DE 19890                    and until successor is since 2003; Vice
Date of Birth: 1/57                     elected and qualified. President, RSMC
                                        Officer since          since 1992.
                                        November 1999.


LEADERSHIP STRUCTURE AND RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Funds' financial operations and performance, oversee the activities and legal compliance of the Funds' investment advisers and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Funds' proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board is comprised of four individuals, one of whom is considered an Interested Trustee. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met five times during the fiscal year ended June 30, 2011.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman's primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and the other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust's Declaration of Trust or By-laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

Each Trustee was appointed to serve on the Board because of his experience, qualifications, attributes and/or skills as set forth in the subsection "Trustee Qualifications," below. Based on a review of the Board and its function, the Trustees have determined that the leadership structure of the Board is appropriate and that the Board's role in the risk oversight of the Trust, as discussed below, allows the Board to effectively administer its oversight function.

The Board has an Audit Committee, a Nominating and Governance Committee, and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.

AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Arnold and Giordano, each of whom is an Independent Trustee. Mr. Arnold serves as the chairman of the Audit Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust's independent registered public accountants; (2) review and approve the scope of the independent registered public accountants' audit activity; (3) review the financial statements which are the subject of the independent registered public accountants' certifications; and (4) review with such independent registered public accountants the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended June 30, 2011, there were four meetings of the Audit Committee.

NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Arnold, Brucker and Giordano, each of whom is an Independent Trustee. Dr. Brucker serves as chairman of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for formulating a statement of corporate governance; assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the Chief Compliance Officer ("CCO") for the Trust. During the fiscal year ended June 30, 2011, there were three meetings of the Nominating and Governance Committee. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating and Governance Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least twenty years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating and Governance Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 10% of a Fund's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.

REGULATORY OVERSIGHT COMMITTEE. The Regulatory Oversight Committee is comprised of Messrs. Christian, an Interested Trustee, and Dr. Brucker, an Independent Trustee. Mr. Christian serves as the chairman of the Regulatory Oversight Committee. The Regulatory Oversight Committee (i) monitors the Board's compliance with its major specific responsibilities under the 1940 Act; (ii) receives information regarding proposed and newly adopted federal and state laws and regulations as they apply to the Trust, and provides oversight of investment advisers, other major service providers, and the Trust's CCO regarding compliance with such laws and regulations as needed; (iii) provides oversight of the Trust's Rule 12b-1 fees and shareholder service fees and the payment of such fees to various investment advisers, broker-dealers and financial intermediaries; (iv) provides oversight of portfolio trade execution, brokerage commissions, soft dollar usage, and revenue sharing arrangements of the Trust's investment advisers, and make recommendations to the Board regarding such practices; (v) provides oversight of the Trust's valuation and pricing policies, procedures and practices and designated management valuation committee; (vi) provides oversight of exemptive order(s), if any, granted to the Trust by the SEC or pursuant to which the Trust is subject; (vii) provides oversight of the Trust, investment advisers, sub-advisers and principal underwriter's 17j-1 codes of ethics, including violations thereof, and makes recommendations to the Board regarding approval of such codes and material changes thereto; and (viii) monitors, in cooperation with the Nominating and Governance Committee, the CCO's performance. During the fiscal year ended June 30, 2011, there were four meetings of the Regulatory Oversight Committee.

TRUSTEE QUALIFICATIONS. The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees' conclusion that each individual identified below is qualified to serve as a Trustee of the Trust.

The Board believes that the Trustees' ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support the conclusion that each Trustee is qualified to serve as a Trustee of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Christian served as Executive Vice President of Wilmington Trust Company, President and Vice President of RSMC and currently serves as a Trustee to other mutual fund complexes; Mr. Arnold is the founder and co-manager of R.H. Arnold & Co., Inc.; Dr. Brucker is a Professor of Economics at Widener University and served as the Dean at the School of Business Administration at Widener University; and Mr. Giordano is a consultant to financial service organizations, served as the Interim President of LaSalle University, served as the President and Chief Executive Officer of the Philadelphia Stock Exchange and currently serves as the Trustee to other mutual fund complexes.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

RISK OVERSIGHT. Through its direct oversight role, and indirectly though its Committees, of officers and service providers, the Board performs a risk oversight function for the Funds consisting, among other things, of the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with representatives of key service providers, including the investment adviser, administrator, the distributor, the transfer agent, the custodian and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and (5) engaging the services of the Chief Compliance Officer of the Funds to test the compliance procedures of the Trust and its service providers.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee within the Fund Complex, as of December 31, 2010.


                                                                      AGGREGATE DOLLAR RANGE
                                                                      OF EQUITY SECURITIES IN
                                                                      ALL REGISTERED INVESTMENT COMPANIES
                              DOLLAR RANGE OF EQUITY                  OVERSEEN BY TRUSTEE WITHIN THE FAMILY
                              SECURITIES IN EACH FUND OF THE          OF
NAME OF TRUSTEE/FUND          TRUST                                   INVESTMENT COMPANIES
--------------------          ------------------------------          -------------------------------------
INTERESTED TRUSTEES
  Robert J. Christian                                                           Over $100,000
     Wilmington Municipal Bond
     Fund
     Wilmington Prime Money             $1-$10,000
     Market Fund
     Wilmington Large-Cap            $50,001-$100,000
     Strategy Fund


                                      -53-




                                                                      AGGREGATE DOLLAR RANGE
                                                                      OF EQUITY SECURITIES IN
                                                                      ALL REGISTERED INVESTMENT COMPANIES
                              DOLLAR RANGE OF EQUITY                  OVERSEEN BY TRUSTEE WITHIN THE FAMILY
                              SECURITIES IN EACH FUND OF THE          OF
NAME OF TRUSTEE/FUND          TRUST                                   INVESTMENT COMPANIES
--------------------          ------------------------------          -------------------------------------
INDEPENDENT TRUSTEES
  Robert Arnold                          NONE                                      NONE
  Eric Brucker                                                                  Over $100,000
     Wilmington Broad Market        $10,001-$50,000
     Bond Fund
     Wilmington U.S.                $50,001-$100,000
     Government Money Market
     Fund
     Wilmington Large-Cap           $50,001-$100,000
     Strategy Fund
  Nicholas Giordano                                                             Over $100,000
     Wilmington Multi-Manager        Over $100,000
     Real Asset Fund



As of December 31, 2010, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the investment advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or the Distributor.

COMPENSATION. In addition to the fees below, the Trust reimburses the Independent Trustees for their related business expenses. The following table shows the fees paid to the Trustees during the fiscal year ended June 30, 2011 for their service to the Trust and the total compensation paid to the Trustees by the Fund complex:

                                                                                                                  TOTAL
                                                     PENSION OR RETIREMENT                                    COMPENSATION
                               AGGREGATE              BENEFITS ACCRUED AS               ESTIMATED                FROM
                             COMPENSATION               PART OF THE TRUST           ANNUAL BENEFITS          FUND COMPLEX
        TRUSTEE              FROM THE TRUST                  EXPENSES               UPON RETIREMENT          PAID TO TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Robert H. Arnold               $78,000                       None                        None                   $78,000
Dr. Eric Brucker               $70,500                       None                        None                   $70,500
Robert J. Christian            $70,500                       None                        None                   $70,500
Nicholas Giordano              $92,500                       None                        None                   $92,500
Louis Klein, Jr.*              $35,500                       None                        None                   $35,500
Thomas Leonard**               $70,000                       None                        None                   $70,000



*  Mr. Klein retired effective December 31, 2010.

** Mr. Leonard resigned from the Board effective May 16, 2011.


                                 CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, the Trust, the investment adviser and each sub-adviser to the Funds of the Trust and the Distributor have adopted a code of ethics (each, a "Code" and together, the "Codes").

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, a sub-adviser, the Distributor, or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Fund under certain circumstances.

Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Codes adopted by RSMC and each sub-adviser, personal trading is subject to pre-clearance and other conditions set forth in their respective Codes.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Trust, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust's registration statement filed with the SEC.

                                  PROXY VOTING

The Board of Trustees has adopted general proxy voting procedures and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Fund to each investment adviser thereof, subject to the Board's continuing oversight. For those Funds which employ a sub-adviser, the investment adviser may further delegate proxy voting responsibilities to a sub-adviser of the Funds. RSMC has delegated proxy voting responsibilities to Acadian Asset Management LLC ("Acadian"), Artio Global Management, LLC ("Artio Global"), CBRE Clarion Securities LLC ("CBRE Clarion"), Dimensional Fund Advisors LP ("Dimensional"), EII Realty Securities, Inc. ("EII"), Goldman Sachs Asset Management, L.P. ("GSAM"), HSBC Global Asset Management (France) ("HSBC"), Pacific Investment Management Company, LLC ("PIMCO"), Parametric Portfolio Associates, LLC ("PPA"), and Principal Global Investors, LLC ("PGI"). In exercising its voting obligations, an investment adviser or sub-adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Funds, and for the purpose of providing benefits to such Funds. An investment adviser or sub-adviser will consider the factors that could affect the value of a Fund's investment in its determination on a vote.

RSMC has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. Its proxy voting procedures address these considerations and establish a framework for consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

RSMC's proxy voting procedures establish a protocol for voting of proxies in cases in which RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of a Fund or that could compromise RSMC's independence of judgment and action in voting the proxy in the best interest of a Fund's shareholders. RSMC believes that consistently voting in accordance with their stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed by Wilmington Trust's Securities Review Committee to determine if a conflict of interest exists, and if a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or trustees of the Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interests of shareholders. Attached hereto as Appendices C, D, E, F, G, H, I, J, K, L and M are the proxy voting policies and procedures for RSMC, Acadian, Artio Global, CBRE Clarion, Dimensional, EII, GSAM, HSBC, PIMCO, PPA, and PGI, respectively.

The Funds' proxy voting record as of June 30, 2011 is available (i) without charge, upon request, by calling (800) 336-9970; and (ii) on the SEC's website at WWW.SEC.GOV.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund are presumed to "control" the Fund. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders. As of October 14, 2011, officers and Trustees of the Trust owned individually and together less than 1% of the outstanding shares of the Trust and of each Fund (or class thereof). As of October 14, 2011, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund were as follows:




                                                                    OWNERSHIP
FUND, NAME, ADDRESS                                                 PERCENTAGE
--------------------------------------------------------------------------------
WILMINGTON PRIME MONEY MARKET FUND -- INSTITUTIONAL SHARES
BNY OCS Nominees Ltd Partnership                                      43.02%
Attn Frank Notaro
111 Sanders Creek Pkwy
East Syracuse, NY 13057

Lack & Lindsay                                                        21.48%
Attn Mutual Funds
North Market St
Wilmington, DE 19890

Wilmington Trust Risc as COTTEE FBO                                   12.50%
San Mateo Cty Elec Const Wrap Cash
PO Box 52129
Phoenix, AZ 85072

WTRISC as COTTEE FBO                                                   5.38%
San Mateo County Electrical Construction Equity Cash
PO Box 52129
Phoenix, AZ 85072

WILMINGTON PRIME MONEY MARKET FUND -- SERVICE SHARES
Lack & Lindsay                                                        54.65%
Attn Mutual Funds
North Market Street
Wilmington, DE 19890

M&T Bank                                                              20.47%
Attn Sweep Operations
626 Commerce Dr
West Amherst, NY 14228

Pershing for Exclusive Benefit of its Customers                       11.48%
Attn Cash Management Srvcs
1 Pershing Plaza
Jersey City, NJ 07399

Wilmington Trust Company Cust                                          6.94%
FBO Eplan Services, Inc. Group Trust
c/o Mutual Funds
PO Box 8971
Wilmington, DE 19899

WILMINGTON PRIME MONEY MARKET FUND -- W SHARES
Lack & Lindsay                                                        95.18%
Attn Mutual Funds
North Market Street
Wilmington, DE 19890

                                                                     OWNERSHIP
FUND, NAME, ADDRESS                                                  PERCENTAGE
--------------------------------------------------------------------------------
WILMINGTON TAX-EXEMPT MONEY MARKET FUND -- INSTITUTIONAL SHARES
Saxon & Co                                                             35.66%
ACI Dept Reorg
8800 Tinicum Blvd
Philadelphia, PA 19153

Carolyn F Torpey                                                       21.45%
Tod Stephen L Torpey
2038 Foulk Road
Wilmington, DE 19810

Bertha R Davis and William James Davis                                 15.26%
JT TEN
55 Glen Eden Dr
Jackson, TN 38301

Pershing for Exclusive Benefit of its Customers                        10.94%
Attn Cash Management Srvcs
1 Pershing Plaza
Jersey City, NJ 07399

Theresa M Rizzo                                                         8.66%
11 Rizzo Ave
New Castle, DE 19720

Weiner Investment Fund                                                  5.20%
1003 Marsh Rd
Wilmington, DE 19803

WILMINGTON TAX-EXEMPT MONEY MARKET FUND -- W SHARES
Lack & Lindsay                                                         97.38%
Attn Mutual Funds
Rodney Square North
Wilmington, DE 19890

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND -- INSTITUTIONAL SHARES
Lack & Lindsay                                                         99.82%
Attn Mutual Funds Unit
Rodney Square North
Wilmington, DE 19890

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND -- SERVICE SHARES
Lack & Lindsay                                                         77.63%
Attn Mutual Funds Unit
Rodney Square North
Wilmington, DE 19890

Lack & Lindsay                                                         17.04%
Attn Mutual Funds Unit
Rodney Square North
Wilmington, DE 19890

                                                                     OWNERSHIP
FUND, NAME, ADDRESS                                                  PERCENTAGE
--------------------------------------------------------------------------------
WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND -- W SHARES
Lack & Lindsay                                                        100.00%
Attn Mutual Funds Unit
Rodney Square North
Wilmington, DE 19890

WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND -- INSTITUTIONAL SHARES
Wilmington Conservative Asset Allocation Fund                          16.22%
Rodney Square North
1100 North Market Street
Wilmington, DE 19890

WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND -- A SHARES
UBS Financial Services Inc. FBO                                        10.10%
First Congregational Church in Concord, New Hampshire
Investment Committee
177 North Main Street
Concord, NH 03301

Wilmington Trust Risc as Cust FBO                                       5.56%
High Swartz LLP 401(k) PSP
PO Box 52129
Phoenix, AZ 85072

WILMINGTON BROAD MARKET BOND FUND -- INSTITUTIONAL SHARES
Wilmington Trust Company TTEE                                          32.58%
FBO Wilmington Trust Company Pension Fund
c/o Mutual Funds
PO Box 8882
Wilmington, DE 19899

T Rowe Price Retirement Plan Services Inc                              28.54%
4515 Painters Mill Rd
Owings Mills, MD 21117

WILMINGTON BROAD MARKET BOND FUND -- A SHARES
Pershing LLC                                                           33.06%
PO Box 2052
Jersey City, NJ 07303

Nationwide Trust Company FSB                                           25.42%
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218

WILMINGTON MUNICIPAL BOND FUND -- A SHARES
NFS LLC FEBO                                                           32.08%
Sidney & Catherine Berglund TTEE
Catherine and Sidney Berglund
3303 Arrowhead Cir
Round Rock, TX 78681

                                                                    OWNERSHIP
FUND, NAME, ADDRESS                                                 PERCENTAGE
--------------------------------------------------------------------------------
Pershing LLC                                                          19.63%
PO Box 2052
Jersey City, NJ 07303

Pershing LLC                                                          19.15%
PO Box 2052
Jersey City, NJ 07303

Pershing LLC                                                          12.77%
PO Box 2052
Jersey City, NJ 07303

Pershing LLC                                                           6.32%
PO Box 2052
Jersey City, NJ 07303

WILMINGTON LARGE-CAP STRATEGY FUND -- INSTITUTIONAL SHARES
Wilmington Trust Company                                              12.51%
W Wilmington Trust Company Pension Trust
c/o Mutual Funds
PO Box 8882
Wilmington, DE 19899

Wilmington Aggressive Asset Allocation Fund                            6.07%
Rodney Square North
1100 North Market Street
Wilmington, DE 19890

WILMINGTON LARGE-CAP STRATEGY FUND -- A SHARES
Pershing LLC                                                          60.00%
PO Box 2052
Jersey City, NJ 07303

Pershing LLC                                                          40.00%
PO Box 2052
Jersey City, NJ 07303

WILMINGTON SMALL-CAP STRATEGY FUND -- INSTITUTIONAL SHARES
T Rowe Price Retirement Plan Services Inc                              8.42%
4515 Painters Mill Rd
Owings Mills, MD 21117

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND -- INSTITUTIONAL SHARES
Wilmington Trust Company                                               9.89%
W Wilmington Trust Company Pension Trust
c/o Mutual Funds
PO Box 8882
Wilmington, DE 19899

                                                                      OWNERSHIP
FUND, NAME, ADDRESS                                                   PERCENTAGE
--------------------------------------------------------------------------------
WILMINGTON MULTI-MANAGER INTERNATIONAL FUND -- A SHARES
UBS Financial Services Inc. FBO                                         74.89%
Joseph Bernstein
Joan Bernstein JTWROS
801 Yale Avenue
Swarthmore, PA 19081

UBS Financial Services Inc. FBO                                          6.74%
Dr. David Perry
Profit Sharing
4 Brookside Dr E
Harriman, NY 10926

Pershing LLC                                                             5.66%
PO Box 2052
Jersey City, NJ 07303

WILMINGTON MULTI-MANAGER REAL ASSET FUND -- INSTITUTIONAL SHARES
Mac & Co.                                                               10.00%
Attn Mutual Fund Ops
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230

The Northern Trust Co. TTEE                                              5.76%
FBO American Red Cross -- DV
801 S Canal St C5S
Chicago, IL 60607

WILMINGTON MULTI-MANAGER REAL ASSET FUND -- A SHARES
Charles Schwab & Co. Inc.                                               36.77%
Special Custody Accounts for the Benefit of Customers
Attn Mutual Funds
101 Mongomery Street
San Francisco, CA 94104

Nationwide Trust Company FSB                                            11.23%
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, Ohio 43218

WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND -- INSTITUTIONAL SHARES
T Rowe Price Retirement Plan Services Inc                               18.23%
4515 Painters Mill Rd
Owings Mills, MD 21117

WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND -- INSTITUTIONAL SHARES
T Rowe Price Retirement Plan Services Inc                               71.26%
4515 Painters Mill Rd
Owings Mills, MD 21117

                                                                     OWNERSHIP
FUND, NAME, ADDRESS                                                  PERCENTAGE
--------------------------------------------------------------------------------
WTC TTEE FBO Minerva Office Management Inc                              8.62%
Supplement Executive Retirement Plan
c/o Mutual Funds
PO Box 8971
Wilmington, DE 19899


INVESTMENT ADVISORY AND OTHER SERVICES

RODNEY SQUARE MANAGEMENT CORPORATION. RSMC serves as the investment adviser to each of the Funds. RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a wholly owned subsidiary of M&T Bank Corporation ("M&T").

Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust Investment Management, LLC, also a wholly owned subsidiary of Wilmington Trust Corporation and a wholly owned indirect subsidiary of M&T, is a registered investment adviser. In addition, M&T Securities, Inc. (formerly, Wilmington Brokerage Services Company), a subsidiary of M&T, is a registered investment adviser and broker dealer. Cramer Rosenthal McGlynn, LLC. ("CRM") and Roxbury Capital Management ("Roxbury") are each registered investment advisers. WT Investments, Inc., a subsidiary of Wilmington Trust Corporation, has a controlling interest in both CRM and Roxbury.

Pursuant to an investment advisory agreement between the Trust and RSMC (the "Investment Advisory Agreement"), RSMC manages the assets of the Funds. The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Agreement may be terminated by a Fund or the investment adviser on 60 days written notice without penalty. The Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act. Pursuant to the Investment Advisory Agreement, RSMC is entitled to receive the following annual investment advisory fees, paid monthly as a percentage of average daily net assets:



FUND(S)                     ANNUAL FEE (AS A % OF AVERAGE DAILY NET ASSETS ("ASSETS")
------------------------------------------------------------------------------------------------------------------------------------
Money Market Funds          0.37% of the first $1 billion in Assets;
                            0.33% of the next $500 million in Assets;
                            0.30% of the next $500 million in Assets; and
                            0.27% of Assets in excess of $2 billion

Bond Funds                  0.35% of the first $1 billion in Assets;
                            0.30% of the next $1 billion in Assets; and
                            0.25% of Assets over $2 billion

Equity Funds and            0.35% of Assets
International Fund
Real Asset Fund             0.35% on all assets except Assets allocated to the inflation-protected debt securities
                            ("TIPS") strategy or the Enhanced Cash Strategy; and

                            For Assets allocated to the TIPS strategy: 0.42% of the first $25 million in Assets allocated to the TIPS strategy; 0.39% of the next $25 million in Assets allocated to the
                            TIPS strategy; and 0.37% of Assets over $50 million;

                            For assets allocated to the Enhanced Cash strategy: 0.43% of Assets allocated to the
                            Enhanced Cash Strategy


                                      -61-




FUND(S)                     ANNUAL FEE (AS A % OF AVERAGE DAILY NET ASSETS ("ASSETS")
------------------------------------------------------------------------------------------------------------------------------------
Asset Allocation            N/A
Funds


For its services as investment adviser, RSMC earned the following gross advisory fees from the Funds during the periods indicated:


                                             FISCAL YEAR                                        FISCAL YEAR
                                                ENDED               FISCAL YEAR ENDED              ENDED
FUND                                        JUNE 30, 2009             JUNE 30, 2010             JUNE 30, 2011
------------------------------------------------------------------------------------------------------------------------------------
Prime Money Market Fund                       $10,842,213               $8,246,232               $7,603,040
U.S. Government Money Market Fund              $8,379,044               $6,638,691               $6,318,493
Tax-Exempt Money Market Fund                   $2,217,637               $1,253,443               $1,007,533
Short/Intermediate Bond Fund                     $516,640                 $598,504                 $619,156
Broad Market Bond Fund                           $242,057                 $238,366                 $234,106
Municipal Bond Fund                              $442,444                 $497,538                 $556,187
Large-Cap Fund                                   $598,049                 $501,788               $1,337,065
Small-Cap Fund                                   $183,270                 $258,497                 $403,627
International Fund                             $1,865,213               $1,503,327               $1,144,381
Real Asset Fund                               $1,886,994*               $1,372,595**             $1,056,900***
Aggressive Asset Allocation Fund                     N/A                       N/A                      N/A
Conservative Asset Allocation Fund                   N/A                       N/A                      N/A
----------------------------------

* RSMC received $17,850 for its Enhanced Cash Strategy and $50,172 for its TIPS Strategy.
**       RSMC received $15,245 for its Enhanced Cash Strategy.
***      RSMC received $22,945 for its Enhanced Cash Strategy.


RSMC has voluntarily agreed to reduce its advisory fee and/or reimburse certain of the Fund' s operating expenses, or certain "class-specific fees and expenses" to prevent the Fund's (or class thereof, as applicable) current annualized yield from being below 0.01% (1 basis point) annually. The fee waiver does not take into consideration acquired fund fees and expenses. Any such waiver or expense reimbursement may be discontinued at any time. Under this voluntary arrangement, RSMC may recover from the Fund, subject to approval by the Board of Trustees of WT Mutual Fund (the "Trustees"), amounts waived or reimbursed for a period of up to three (3) years from the year in which RSMC reduced its compensation and/or assumed expenses for the Fund. Pursuant to RSMC's voluntary waiver obligations, RSMC waived fees and/or reimbursed expenses in the following amounts with respect to the Money Market Funds:


                                            FISCAL YEAR                                       FISCAL YEAR
                                               ENDED              FISCAL YEAR ENDED              ENDED
FUND                                       JUNE 30, 2009            JUNE 30, 2010            JUNE 30, 2011
------------------------------------------------------------------------------------------------------------------------------------
Prime Money Market Fund                      $158,968                 $6,967,585              $7,754,480
U.S. Government Money Market Fund          $1,384,634                 $7,711,198              $8,476,493
Tax-Exempt Money Market Fund                 $122,130                 $1,227,250              $1,221,585


RSMC has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent that the expenses of a Fund, excluding fund of fund expenses, taxes, extraordinary expenses, brokerage commissions, interest, and class-specific expenses and (such as Rule 12b-1 fees and sub-transfer agency expenses), expressed as an annualized percentage of average daily net assets, exceed the expense limitations set forth below.



FUND                                        EXPENSE LIMITATION          TERMINATION DATE
----------------------------------          ------------------          -----------------
Large-Cap Fund                                     0.25%                 October 31, 2012
Small-Cap Fund                                     0.25%                 October 31, 2012
Aggressive Asset Allocation Fund                   0.50%                 October 31, 2016
Conservative Asset Allocation Fund                 0.50%                 October 31, 2016

Pursuant to RSMC's contractual waiver obligations, RSMC waived fees and/or reimbursed expenses in the following amounts with respect to the Funds:


                                             FISCAL YEAR              FISCAL YEAR             FISCAL YEAR
                                                ENDED                    ENDED                   ENDED
FUND                                        JUNE 30, 2009            JUNE 30, 2010           JUNE 30, 2011
------------------------------------------------------------------------------------------------------------------------------------
Large-Cap Fund                                $206,729                  $109,856              $1,673,590
Small-Cap Fund                                $440,220                  $603,585                $814,480
Aggressive Asset Allocation Fund                    $0                        $0                      $0
Conservative Asset Allocation Fund             $95,877                        $0                      $0




ADVISORY SERVICES. Under the terms of the Investment Advisory Agreement, RSMC has agreed to: (a) direct the investments of the Funds, subject to and in accordance with each Fund's investment objective, policies and limitations set forth in the prospectus and this SAI; (b) purchase and sell for each Fund, securities and other investments consistent with a Fund's objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of each Fund; (d) pay the salaries of all personnel of the investment adviser performing services relating to research, statistical and investment activities on behalf of a Fund; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; and (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of each Fund and its investment activities. Additionally, RSMC has agreed to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Funds. The Trust and/or RSMC may at any time upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which RSMC delegates any or all of its duties as listed.

The Investment Advisory Agreement provides that RSMC shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. The salaries of any officers and the Interested Trustees employed by RSMC and the salaries of all personnel of RSMC performing services for each Fund relating to research, statistical and investment activities are paid by RSMC. Each Fund and each class of shares of a Fund pays its respective pro rata portion of the advisory fee payable by the Fund.

SUB-ADVISORY SERVICES

ALL FUNDS. Wilmington Trust Investment Management, LLC ("WTIM"), 3280 Peachtree Road NE, 27(th) Floor, Atlanta, Georgia 30305, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement, dated November 1, 2005, among the Trust, RSMC and WTIM. WTIM may receive a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed contractual amount of RSMC's advisory fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

EQUITY FUNDS. WTIM acts as a sub-adviser to each Equity Fund with respect to use of WTIM's quantitative investment strategy and fundamentally weighted strategy.

WTIM'S QUANTITATIVE INVESTMENT STRATEGY. The sub-advisory services using this strategy are in addition to the other services provided to each Equity Fund. For these sub-advisory services, WTIM receives a monthly portfolio management fee based on the average daily assets allocated to the quantitative strategy at an annual rate of: for the Large-Cap Fund, 0.15% on the first $1 billion in assets, 0.10% on the next $1 billion in assets, and 0.05% on assets in excess of $2 billion; for the Small-Cap Fund, 0.20% on the first $1 billion in assets, 0.15% on the next $1 billion in assets, and 0.10% on assets in excess of $2 billion.

WTIM'S FUNDAMENTALLY WEIGHTED EQUITY STRATEGY. Although WTIM does not currently manage any assets of either Equity Fund under its fundamentally weighted strategy, it may do so in the future. RSMC may, at its discretion, allocate a portion of each Equity Fund's assets to WTIM to manage pursuant to WTIM's proprietary fundamentally weighted strategy. The sub-advisory services using the fundamentally weighted strategy are in addition to those services currently provided to each Equity Fund for which WTIM is compensated by RSMC out of its investment advisory fee pursuant to a separate investment sub-advisory agreement. For these sub-advisory services provided to each Equity Fund, WTIM receives a monthly portfolio management fee based on the average daily net assets allocated to the "fundamentally weighted" strategy at an annual rate of:
0.40% on the first $10 million in assets; 0.35% on the next $15 million in assets and 0.30% on assets in excess of $25 million.

LARGE-CAP FUND. For the periods prior to June 14, 2010, the Large-Cap Fund operated as an actively managed multi-manager fund. For the fiscal years ended June 30, 2009, 2010 and 2011 the Large-Cap Fund paid the following sub-advisory fees, net of any waivers or reimbursements:


                                                   FISCAL YEAR            FISCAL YEAR            FISCAL YEAR
                                                      ENDED                  ENDED                  ENDED
SUB-ADVISER                                       JUNE 30, 2009          JUNE 30, 2010          JUNE 30, 2011
------------------------------------------------------------------------------------------------------------------------------------
Armstrong Shaw Associates, Inc. ("ASA")*             $72,557               $37,188                     N/A
First Quadrant, L.P. ("First Quadrant")*            $182,797              $169,763                     N/A
Montag & Caldwell, Inc. ("M&C")*                    $153,045              $173,363                     N/A
Robeco Investment Management, Inc.                   $30,038                   N/A                     N/A
("Robeco")*
WTIM                                                $128,118              $140,251                $573,029


* Each sub-adviser was terminated as sub-adviser to the Large-Cap Fund as follows: Robeco as of April 21, 2009; ASA as of March 1, 2010; First Quadrant and M&C each as of May 27, 2010.


For the fiscal years ended June 30, 2009, 2010 and 2011, each sub-adviser waived the following fees:



                                                   FISCAL YEAR            FISCAL YEAR            FISCAL YEAR
                                                      ENDED                  ENDED                  ENDED
SUB-ADVISER                                       JUNE 30, 2009          JUNE 30, 2010          JUNE 30, 2011
------------------------------------------------------------------------------------------------------------------------------------
ASA*                                                  $5,980                  N/A                    N/A
First Quadrant*                                      $37,893                  N/A                    N/A
M&C*                                                 $48,145                  N/A                    N/A
Robeco*                                               $1,544                  N/A                    N/A
WTIM                                                     N/A                  N/A                    N/A


* Each sub-adviser was terminated as sub-adviser to the Large-Cap Fund as follows: Robeco as of April 21, 2009; ASA as of March 1, 2010; First Quadrant and M&C each as of May 27, 2010.


WTIM received the following fees from RSMC (not the Fund) for its services during the last three fiscal years for the Large-Cap Fund:




         FISCAL YEAR ENDED          FISCAL YEAR ENDED          FISCAL YEAR ENDED
           JUNE 30, 2009              JUNE 30, 2010              JUNE 30, 2011
         -----------------          -----------------          -----------------
              $314,971                   $313,554                       $0


SMALL-CAP FUND. For the periods prior to December 30, 2008, the Small-Cap Fund operated as an actively managed multi-manager fund. For the fiscal years ended June 30, 2009, 2010 and 2011, the Small-Cap Fund paid the following sub-advisory fees, net of any waivers or reimbursements:


                                                   FISCAL YEAR            FISCAL YEAR            FISCAL YEAR
                                                      ENDED                  ENDED                  ENDED
SUB-ADVISER                                       JUNE 30, 2009          JUNE 30, 2010          JUNE 30, 2011
------------------------------------------------------------------------------------------------------------------------------------
Batterymarch Financial Management, Inc.              $2,059                     N/A                     N/A
("BFM")*
Systematic Financial Management L.P.                $17,029                     N/A                     N/A
("SFM")*
TAMRO Capital Partners LLC                          $42,760                     N/A                     N/A
("TAMRO")*
WTIM                                                $87,164**               $147,732               $230,644
---------------------------------------

* Each sub-adviser was terminated as sub-adviser to the Small- Cap Strategy Fund as follows: BFM as of July 14, 2008; SFM and TAMRO each as of February 18, 2009.
** WTIM received $6,984 for its Quantitative Investment Strategy and $80,180 for its Fundamentally Weighted Strategy.


For the fiscal years ended June 30, 2009, 2010 and 2011, each sub-adviser waived the following fees:





                                                   FISCAL YEAR            FISCAL YEAR            FISCAL YEAR
                                                      ENDED                  ENDED                  ENDED
SUB-ADVISER                                       JUNE 30, 2009          JUNE 30, 2010          JUNE 30, 2011
------------------------------------------------------------------------------------------------------------------------------------
BFM*                                                    N/A                   N/A                    N/A
SFM*                                                    N/A                   N/A                    N/A
TAMRO*                                                 $964                   N/A                    N/A
WTIM                                                    N/A                   N/A                    N/A
----------------------------

* Each sub-adviser was terminated as sub-adviser to the Small- Cap Strategy Fund as follows: BFM as of July 14, 2008; SFM and TAMRO each as of February 18, 2009.


WTIM did not receive any fees from RSMC (not the Fund) for its services during the last three fiscal years ending June 30, 2009, June 30, 2010 and June 30, 2011, for the Small-Cap Fund.

INTERNATIONAL FUND. Acadian, Artio Global, Dimensional, GSAM, PGI and PPA act as sub-advisers to the International Fund and are each registered investment advisers. Acadian, Artio Global, Dimensional, GSAM, PPA and PGI are located, respectively at: One Post Office Square, Boston, MA 02109; 330 Madison Avenue, New York, New York 10017; 6300 Bee Cave Road, Building One, Austin TX 78746; 200 West Street, New York, New York 10282; 1151 Fairview Avenue North, Seattle, WA 98109; and 801 Grand Avenue, Des Moines, Iowa, 50392.

Old Mutual Asset Managers (U.S.) LLC owns 100% of the class A (voting) shares of Acadian. Ownership of the class B shares, which provide financial participation in the profitability of the firm, are divided, with just over 71% owned by Old Mutual and the remainder owned by a Key Employee Limited Partnership. Old Mutual (U.S.) Holdings Inc. is the sole shareholder of Old Mutual Asset Managers (U.S.) LLC. OM Group (UK) Limited is the sole shareholder of Old Mutual (U.S.) Holdings Inc. and Old Mutual PLC is the sole shareholder of OM Group (UK) Limited.

Artio Global through an intermediary holding company is majority owned by Artio Global Investors Inc. ("Artio Global Investors"). Artio Global Investors is currently 53% owned by the public, 28% owned by GAM Holding Ltd. and Principals, Richard Pell (Chairman, CEO and CIO) and Rudolph-Riad Younes (Head of International and Global Equities), each have an ownership interest of 9.5% .. In addition, Artio Global employees have been awarded restricted stock units with a 3 and 5 year vesting periods. GAM Holding Ltd., an asset manager listed on the Swiss Stock Exchange, is expected to periodically evaluate its ongoing level of ownership of Artio Global Investors.

Dimensional is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware Corporation.

GSAM, is a wholly-owned subsidiary of The Goldman Sachs Group, Inc., part of the Investment Management Division ("IMD"), and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs").

Through its parent company, Eaton Vance Acquisitions Business Trust, PPA is a majority owned subsidiary of Eaton Vance Corp. ("EVC").

PGI is an indirect wholly owned subsidiary of Principal Life Insurance Company ("Principal"). PGI is under common control with Princor Financial Services Corporation ("Princor"). PGI is a sub-adviser to Principal Management Corporation ("Principal Management"). Principal Management is an indirect wholly owned subsidiary of Principal Financial Services, Inc. ("PFSI"). Princor, a direct wholly owned subsidiary of PFSI, is the parent to Principal Management. PGI is the sole owner of Principal Real Estate Investors, LLC. PGI has majority ownership of Post Advisory Group, LLC. PGI is the sole owner of Edge Asset Management. PGI is the sole owner of Spectrum Asset Management. PGI has a majority ownership of Columbus Circle Investors.

The International Fund is directly responsible for paying each of its sub-advisers the following sub-advisory fees as a percentage of average daily net assets allocated to and managed by each sub-adviser:



SUB-                  SUB-ADVISORY FEE AS A PERCENTAGE OF
ADVISER               AVERAGE DAILY NET ASSETS ("ASSETS")
------------------------------------------------------------------------------------------------------------------------------------
Acadian               0.75% on the first $25 million in Assets;
                      0.65% on the next $25 million in Assets;
                      0.50% on the next $100 million in Assets; and
                      0.40% on Assets over $150 million.
Artio Global          If the average daily net assets under Artio Global's management for the month is less than $125 million, the applicable annual fee is 0.50% on average daily net assets; if the average daily net assets under Artio Global's management for the month is $125 million or more, the applicable annual fee is 0.45% on the first $100 million of average daily net assets and 0.40% on average daily net assets in excess of $100 million.
Dimensional           0.45% on the first $50 million in Assets; and
                      0.30% on Assets over $50 million.
GSAM                  0.50%
PPA                   For assets allocated to the Emerging Markets Strategy:
                      0.80% on the first $100 million in Assets; and
                      0.75% on Assets over $100 million.
                      For assets allocated to the Developed Country Index Replication Strategy:
                      0.275% on the first $50 million in Assets; and
                      0.20% on Assets over $50 million.
PGI                   0.75%


For their sub-advisory services, the sub-advisers of the International Fund received the following fees, net of any waivers or reimbursements:


                      FISCAL YEAR ENDED          FISCAL YEAR ENDED          FISCAL YEAR ENDED
SUB-ADVISER             JUNE 30, 2009              JUNE 30, 2010              JUNE 30, 2011
------------------------------------------------------------------------------------------------------------------------------------
Acadian                   $413,855                   $266,027                       N/A
Artio Global              $305,591                   $197,488                  $165,925
Dimensional               $256,359                   $263,543                  $278,136
GSAM                      $769,994                   $322,230                  $315,948
PPA                       $745,272                   $859,590                  $706,606
PGI                       $366,247                   $348,276                   $78,093
------------

For the fiscal years ended June 30, 2009, 2010 and 2011, each sub-adviser waived the following fees:


                      FISCAL YEAR ENDED          FISCAL YEAR ENDED          FISCAL YEAR ENDED
SUB-ADVISER             JUNE 30, 2009              JUNE 30, 2010              JUNE 30, 2011
------------------------------------------------------------------------------------------------------------------------------------
Acadian                       N/A                         N/A                      N/A
Artio Global                  N/A                         N/A                      N/A
Dimensional               $34,732                     $47,005                  $41,688
GSAM                      $52,279                     $13,464                  $10,156
PPA                          $132                     $16,061                   $8,046
PGI                           N/A                         N/A                      N/A
------------


WTIM received the following fees from RSMC (not the Fund) for its services during the last three fiscal years for the International Fund:




         FISCAL YEAR ENDED          FISCAL YEAR ENDED          FISCAL YEAR ENDED
           JUNE 30, 2009              JUNE 30, 2010              JUNE 30, 2011
         -----------------          -----------------          -----------------
             $1,492,181                 $1,202,697                  $915,504


REAL ASSET FUND. The sub-advisers to the Real Asset Fund are CBRE Clarion Securities LLC ("CBRE Clarion"), EII Realty Securities, Inc. ("EII"), HSBC Global Asset Management (France) ("HSBC"), and Pacific Investment Management Company LLC ("PIMCO"), each of which are registered investment advisers. In addition, Rodney Square Management Corporation, the investment adviser, directly manages the portions of the Real Asset Fund allocated to the inflation-protected debt securities strategy (i.e., "TIPS") and to the enhanced cash strategy. CBRE Clarion, EII, HSBC and PIMCO are located, respectively, at:
201 King of Prussia Road, Suite 600, Radnor, PA 19087; 640 Fifth Avenue, 8(th) Floor, New York, NY 10019; Immeuble Ile De France, 4, Place de la Pyramide, Puteaux France, 92800 and 840 Newport Center Drive, Newport Beach, CA 92660.

CBRE Clarion is an indirect, majority-owned subsidiary of CB Richard Ellis Group Inc.

EII is a wholly owned subsidiary of European Investors Inc., which is a registered investment adviser. European Investors Inc. is owned by European Investors Holding Company, which in turn is owned by Christian A. Lange and Richard Adler, who own 52% and 14%, respectively, and the remainder by employees.

HSBC is wholly-owned by HSBC Holdings plc.

PIMCO, located at 840 Newport Center Drive, Newport Beach, California 92660 serves as sub-advisor to the Trust portfolios listed above. PIMCO is a Delaware limited liability company and is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP") with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. AGI LP was organized as a limited partnership under Delaware law in 1987. AGI LP's sole general partner is Allianz Global Investors of America LLC, a Delaware limited liability company. Allianz Global Investors of America LLC has two members, Allianz of America, Inc., a Delaware corporation which owns a 99.9% non-managing interest and Allianz Global Investors of America Holdings Inc., a Delaware corporation which owns a 0.1% managing interest. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft. Allianz Global Investors Aktiengesellschaft is owned 25.53% by Allianz Finanzbeteiligungs GmbH and 74.47% by Allianz SE. Allianz Finanzbeteiligungs GmbH and Allianz of America, Inc. are both wholly-owned by Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz Global Investors of America L.P. Allianz SE is a European-based, multinational insurance and financial services holding company.

The Real Asset Fund is directly responsible for paying each of its sub-advisers the following sub-advisory fees as a percentage of average daily net assets allocated to and managed by a sub-adviser:


ADVISER/
SUB-              ADVISORY/ SUB-ADVISORY FEE AS A PERCENTAGE OF
ADVISER           AVERAGE DAILY NET ASSETS ("ASSETS")
------------------------------------------------------------------------------------------------------------------------------------
CBRE              0.65% of the first $50 million in Assets;
Clarion           0.55% of the next $50 million in Assets;
                  and 0.45% of Assets over $100 million

EII 0.65% of the first $100 million in Assets; and 0.60% of the next $100 million

HSBC              0.20% on the first $100 million in Assets; 0.15% on the next $400 million in Assets; and 0.10% of
                  Assets over $500 million

PIMCO             For Assets allocated to PIMCO's Global Real Return strategy: 0.25% of the Assets allocated to
                  PIMCO's Global Real Return strategy;
                  For Assets allocated to PIMCO's Emerging Market (EM) Local Bonds strategy: 0.50% on the first $100 million of average daily net assets allocated to PIMCO's Emerging Market (EM) Local
                  Bonds strategy and 0.45% of average daily net assets over $100 million allocated to PIMCO's
                  Emerging Market (EM) Local Bonds strategy.
                  Based on the current allocation of 85% and 15% to the PIMCO Global Real Return strategy and the Emerging Market (EM) Local Bonds strategy, respectively, PIMCO is expected to receive a monthly portfolio management fee at the annual rate of 0.2875% on the average daily net assets under PIMCO's management.

RSMC              0.35% on all Assets except Assets allocated to the inflation-protected debt securities ("TIPS")
                  strategy or the Enhanced Cash Strategy; and

                  For Assets allocated to the TIPS strategy: 0.42% of the first $25 million in Assets allocated to the
                  TIPS strategy; 0.39% of the next $25 million in Assets allocated to the TIPS strategy; and 0.37%
                  of Assets over $50 million;

                  For assets allocated to the Enhanced Cash strategy: 0.43% of Assets allocated to the Enhanced
                  Cash Strategy


For their advisory or sub-advisory services, the Adviser and sub-advisers of the Real Asset Fund received the following fees, net of any waivers or reimbursements:


                                                     FISCAL YEAR              FISCAL YEAR           FISCAL YEAR ENDED
                                                        ENDED                    ENDED                JUNE 30, 2011
SUB-ADVISER                                         JUNE 30, 2009            JUNE 30, 2010
------------------------------------------------------------------------------------------------------------------------------------
AEW Management and Advisors, L.P. ("AEW")*            $161,744                      N/A                       N/A
CBRE Clarion                                          $321,558                 $345,554                  $317,021
EII                                                   $205,889                 $249,258                  $285,794
HSBC                                                  $22,177                  $132,157                   $66,974
PIMCO                                                 $113,967                 $311,115                  $237,925
RSMC                                                 $1,886,994**            $1,357,350***             $1,056,900****


*        AEW was terminated as a sub-adviser to the Real Asset Fund as of April
         21, 2009.
** RSMC received $17,850 for its Enhanced Cash Strategy and $50,172 for its TIPS Strategy.
*** RSMC received $15,245 for its Enhanced Cash Strategy and $0 for its TIPS Strategy.
**** RSMC received $22,945 for its Enhanced Cash Strategy and $0 for its TIPS Strategy.

For the fiscal years ended June 30, 2009, 2010 and 2011, each sub-adviser waived the following fees:





                      FISCAL YEAR ENDED          FISCAL YEAR ENDED          FISCAL YEAR ENDED
SUB-ADVISER             JUNE 30, 2009              JUNE 30, 2010              JUNE 30, 2011
------------------------------------------------------------------------------------------------------------------------------------
AEW*                      $12,934               N/A               N/A
CBRE Clarion              $21,405           $21,368           $20,203
EII                           N/A               N/A               N/A
HSBC                          N/A               N/A               N/A
PIMCO                         N/A               N/A               N/A
RSMC                          N/A               N/A               N/A
------------

*        AEW was terminated as a sub-adviser to the Real Asset Fund as of April
         21, 2009.

WTIM received the following fees from RSMC (not the Fund) for its services during the last three fiscal years for the Real Asset Fund:




         FISCAL YEAR ENDED          FISCAL YEAR ENDED          FISCAL YEAR ENDED
           JUNE 30, 2009              JUNE 30, 2010              JUNE 30, 2011
         -----------------          -----------------          -----------------
             $1,508,382                 $1,098,076                  $845,522


SUB-ADVISORY FEE WAIVER AGREEMENT. For purposes of calculating the sub-advisory fee payable by a Fund, some sub-advisers (each, a "Participating Sub-Adviser") have entered into an agreement with RSMC to waive a portion of its fee in an amount equal to the difference between the sub-advisory fee calculated as stated in each Participating Sub-Adviser's sub-advisory agreement and the sub-advisory fee calculated pursuant to a separate fee waiver agreement. Under the fee waiver agreement, a Participating Sub-Adviser's fee calculation is based on the average daily net asset value of a Fund Account together with the account values of certain similarly managed assets in client accounts of RSMC and its affiliates. In effect, the fee waiver agreement allows the calculation of the sub-advisory fee using asset levels that trigger a reduced rate sooner than if only a Fund account assets were considered in determining the sub-advisory fee. Although the fee waiver agreement lowers the effective sub-advisory fee paid by a Fund and such reduction will accrue to the benefit of the shareholders of the Fund, the lower effective sub-advisory fee paid by the Adviser on behalf of the similarly managed assets in client accounts of RSMC and its affiliates will accrue to the benefit of RSMC and its affiliates. This additional benefit to RSMC is the direct result of using Fund account assets to reduce the sub-advisory fee paid to the Participating Sub-Adviser for services to the similarly managed assets.

SUB-ADVISORY AGREEMENTS. Each Sub-Advisory Agreement provides that the sub-adviser has discretionary investment authority with respect to the portion of a Fund's assets allocated to it by RSMC, subject to the restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the Fund's investment objective, policies and restrictions and the instructions of the Board of Trustees and RSMC.

Each Sub-Advisory Agreement provides that the sub-adviser will not be liable for any action taken, omitted or suffered to be taken except if such acts or omissions are the result of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Sub-Advisory Agreement continues in effect for two years and then from year to year so long as continuance of each such Sub-Advisory Agreement is approved at least annually (i) by the vote of a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund. Each Sub-Advisory Agreement terminates automatically in the event of its assignment and is terminable on written notice by the Trust (without penalty, by action of the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities) or by RSMC or the sub-adviser. Each Sub-Advisory Agreement provides that written notice of termination must be provided sixty days prior to the termination date, absent mutual agreement for a shorter notice period.

AGGREGATE ADVISORY AND SUB-ADVISORY FEES. For services performed under the Investment Advisory Agreement and the Sub-Advisory Agreements during the last three fiscal years, the Funds, directly or indirectly, incurred advisory fees, net of any fee waivers or reimbursements, as set forth below:




                   FISCAL YEAR ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
FUND                 JUNE 30, 2009      JUNE 30, 2010      JUNE 30, 2011
------------------ ------------------ ------------------ -----------------
Large-Cap Fund           $956,875          $912,497          $236,504
Small-Cap Fund                 $0                $0                $0
International Fund     $4,722,531        $3,683,911        $2,629,428
Real Asset Fund        $2,712,329        $2,389,311        $1,944,592


                     ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to an Administration Agreement dated May 1, 2006, RSMC performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust's registration statement, assisting in obtaining the fidelity bond and directors' and officers'/errors and omissions insurance policies, preparing notices, agendas, and resolutions for quarterly Board meetings, maintaining the Trust's corporate calendar, maintaining Trust contract files, providing non-investment related statistical and research data as may be requested by the Board, and providing executive and administrative services to support the Independent Trustees. Pursuant to a Sub-Administration and Accounting Services Agreement dated May 1, 2006, BNY Mellon Investment Servicing (U.S.) Inc. ("BNY Mellon") performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the investment adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Trust. In addition, BNY Mellon prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by BNY Mellon include determining the NAV per share of each Fund and maintaining records relating to the securities transactions of the Funds.

For its services under the Administration agreement, RSMC receives a fee equal to: 0.0185% of the first $2 billion of the Trust's total aggregate net assets; 0.0175% of the next $2 billion of the Trust's total aggregate net assets; 0.0125% of the next $2 billion of the Trust's total aggregate net assets' and 0.0080% of the Trust's total aggregate net assets in the excess of $6 billion.

For its services as administrator for the fiscal years ended June 30, 2009, 2010, and 2011, RSMC received the following fees paid by the Funds during the period indicated:


                                            FISCAL YEAR ENDED          FISCAL YEAR ENDED          FISCAL YEAR ENDED
FUND                                          JUNE 30, 2009              JUNE 30, 2010              JUNE 30, 2011
----------------------------------          -----------------          -----------------          -----------------
Prime Money Market Fund                         $480,843                   $394,435                   $366,264
U.S. Government Money Market Fund               $355,234                   $303,561                   $293,131
Tax-Exempt Money Market Fund                     $82,630                    $52,898                    $43,708
Short/Intermediate-Term Bond Fund                $20,435                    $26,898                    $28,519
Broad Market Bond Fund                            $9,568                    $10,717                    $10,785
Municipal Bond Fund                              $17,511                    $22,358                    $25,616
Large-Cap Fund                                   $23,321                    $22,549                    $61,560
Small-Cap Fund                                    $7,786                    $11,641                    $18,588
International Fund                               $73,418                    $67,393                    $52,717
Real Asset Fund                                  $71,657                    $60,831                    $47,561
Aggressive Asset Allocation Fund                  $7,190                    $10,194                     $8,680
Conservative Asset Allocation Fund                $1,703                     $8,892                    $10,511


For its services as sub-administrator for the fiscal years ended June 30, 2009, 2010, and 2011, each Fund paid BNY
Mellon the following fees, after waivers, during the period indicated:


                                   FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
FUND                                 JUNE 30, 2009     JUNE 30, 2010     JUNE 30, 2011
---------------------------------- ----------------- ----------------- -----------------
Prime Money Market Fund                 $1,032,232          $842,329          $794,254
U.S. Government Money Market Fund         $848,184          $727,704          $697,660
Tax-Exempt Money Market Fund              $331,165          $194,198          $161,690
Short/Intermediate-Term Bond Fund         $104,840          $120,955          $122,319
Broad Market Bond Fund                     $61,248           $66,736           $67,912
Municipal Bond Fund                       $105,153          $110,606          $115,714
Large-Cap Fund                            $175,527          $149,989          $265,728
Small-Cap Fund                            $118,121          $129,374          $150,613
International Fund                        $688,892          $678,292          $561,609
Real Asset Fund                           $325,126          $293,704          $269,445
Aggressive Asset Allocation Fund           $26,017           $22,425           $18,733
Conservative Asset Allocation Fund         $18,302           $20,079           $21,699

Pursuant to a Compliance Services Agreement dated May 1, 2006, RSMC also provides the following services to the Trust and the Funds: employs an individual suitable to the Board to fulfill the role of CCO of the Trust; monitors each Fund's compliance with the investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, and the investment objectives, policies and restrictions of the Trust applicable to each Fund of the Trust and provides regular reports on such compliance; and assists the CCO in maintaining the policies and procedures that are reasonably designed to prevent violations of the securities laws and regulations. In consideration of the provision of these services, RSMC, investment adviser to the Funds, receives an annual fee equal to three-fourths of the CCO's total compensation. For its services under the Compliance Services Agreement for the fiscal years ended June 30, 2009, 2010, and 2011, each Fund paid RSMC the following fees during the period indicated:


                                   FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
FUND                                 JUNE 30, 2009     JUNE 30, 2010     JUNE 30, 2011
---------------------------------- ----------------- ----------------- -----------------
Prime Money Market Fund                  $7,582           $15,561           $15,971
U.S. Government Money Market Fund        $7,582           $13,991           $15,185
Tax-Exempt Money Market Fund             $7,582           $11,109           $11,892
Short/Intermediate-Term Bond Fund        $7,582           $10,817           $11,684
Broad Market Bond Fund                   $7,582           $10,622           $11,447
Municipal Bond Fund                      $7,582           $10,749           $11,645
Large-Cap Fund                           $7,495           $10,797           $12,210
Small-Cap Fund                           $7,582           $10,582           $11,585
International Fund                       $7,582           $11,380           $11,967
Real Asset Fund                          $7,582           $11,255           $11,975
Aggressive Asset Allocation Fund         $7,582           $10,610           $11,464
Conservative Asset Allocation Fund       $7,582           $10,605           $11,491

                          ADDITIONAL SERVICE PROVIDERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, Independent Registered Public Accounting Firm, serves as the independent registered public accounting firm to the Trust, providing services which include (1) auditing the annual financial statements for the Funds, (2) providing assistance and consultation in connection with SEC filings and (3) reviewing the annual federal income tax returns filed on behalf of each Fund. Ernst & Young LLP is located at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA
19103, serves as counsel to the Trust.

CUSTODIANS. Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890, serves as the Custodian of the Funds, except for the International Fund. The Custodian's services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian's trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts and causing proxies to be executed. Wilmington Trust Company receives a fee for its services based on the average daily net assets of the Trust and has appointed The Bank of New York Mellon, 100 Church Street, New York, NY 10286, as Sub-Custodian of the Trust and with respect to the International Fund as the Custodian. The Bank of New York Mellon also serves as the Trust's foreign custody manager.

TRANSFER AGENT. BNY Mellon Investment Servicing, 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Trust's Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

Professional Funds Distributor, LLC (the "Distributor"), located at 760 Moore Road, King of Prussia, PA 19406, serves as a principal underwriter of the Funds shares pursuant to a Distribution Agreement with the Trust. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Funds as agent for the Trust. Shares of the Funds are offered continuously.

Under the terms of the Distribution Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of shares of the Funds and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. To the extent that the Distributor receives fees under the Trust's Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan"), the Distributor will furnish or enter into arrangements with others for the furnishing of marketing or sales services with respect to the A Shares and Service Shares as may be required pursuant to such plan. Moreover, to the extent that the Distributor receives shareholder service fees under any shareholder services plan adopted by the Trust, the Distributor will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Funds as may be required pursuant to such plan. The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Funds' W Shares or Institutional Shares.

The Distribution Agreement became effective as of January 1, 2004 and continued in effect for a period of two years. Thereafter, the agreement has continued in effect for successive annual periods provided such continuance has been approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of Fund shares.

The Distribution Agreement terminates automatically in the event of an assignment. The Distribution Agreement is also terminable without payment of any penalty with respect to any Fund (i) by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Trust or any agreements related to a Rule 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Fund on sixty (60) days written notice to the Distributor; or (ii) by the Distributor on sixty (60) days written notice to the Fund. The Distributor will be compensated for distribution services according to the A Shares' and Service Shares' Rule 12b-1 Plan regardless of the Distributor's expenses.

The A Shares and Service Shares Rule 12b-1 Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions ("Service Organizations") such as banks or broker-dealers who have entered into servicing agreements with the Distributor and other financial institutions for distribution and shareholder servicing activities. The A Shares Rule 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed (i) 0.25% on an annualized basis of the A Shares of each Fund's average net assets, except with respect to limitations set from time to time by the Board of Trustees. The Board of Trustees has only authorized implementation of a Rule 12b-1 fee for annual payments of up to 0.10% of the Service Shares of each of the Money Market Fund's average net assets to compensate the Distributor for making payments to certain Service Organizations who have sold Service Shares of the Funds and for other distribution expenses.

For the fiscal years ended June 30, 2009, 2010 and 2011, the Funds incurred Rule 12b-1 distribution fees with respect to broker-dealer compensation as follows:


                                            FISCAL YEAR ENDED           FISCAL YEAR ENDED            FISCAL YEAR ENDED
FUND                                          JUNE 30, 2009               JUNE 30, 2010                JUNE 30, 2011
----------------------------------          ------------------          -------------------          ------------------
Prime Money Market Fund                        $1,606,717                  $1,067,986                     $995,319
U.S. Government Money Market Fund                $893,338                    $849,177                     $989,679
Tax-Exempt Money Market Fund                         None                        None                         None
Short/Intermediate-Term Bond Fund                    $733                      $3,374                       $8,570
Broad Market Bond Fund                             $1,213                      $5,796                       $6,767
Municipal Bond Fund                                  $154                        $702                       $1,633
Large-Cap Fund                                        $84                         $24                          $51
Small-Cap Fund                                        $44                          $9                         None
International Fund                                   $189                        $210                         $843
Real Asset Fund                                   $77,454                     $48,053                      $38,747
Aggressive Asset Allocation Fund                   $7,879                     $10,465                       $9,611
Conservative Asset Allocation Fund                 $8,402                     $23,853                      $23,515

Under the A Shares and Service Shares Rule 12b-1 Plan, if any payments made by the investment adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Fund of the distribution of its A Shares, such payments are authorized. Each Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Rule 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments. When purchasing A Shares, a sales charge will be incurred at the time of purchase (a "front-end sales charge") based on the dollar amount of the purchase. Information regarding the front-end sales charge is provided in the A Shares prospectuses under "Purchase of Shares -- Front End Sales Charge."

                           SHAREHOLDER SERVICES PLAN

The Board of Trustees has adopted a shareholder service plan ("Service Plan") with respect to Service Shares of the Prime Money Market and U.S. Government Money Market Funds and Class W Shares of the Prime Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds authorizing each of these Funds to pay service providers an annual fee not exceeding 0.25% of such Fund's average daily net assets of its Service Shares and Class W Shares to compensate service providers, including affiliates of RSMC who maintain a service relationship. Wilmington Trust Company, an affiliate of RSMC, may receive shareholder service fees. Currently, the Trustees have authorized payments of up to 0.15% of each Fund's average daily net assets of its Service Shares and Class W Shares. Service activities provided under this plan include, among other things,: (i) establishing and maintaining accounts and records relating to clients of a Service Provider; (ii) answering shareholder inquiries regarding the manner in which purchases, exchanges and redemptions of the Service Shares or Class W Shares of a Fund may be effected and other matters pertaining to such class of share's services; (iii) providing for the necessary personnel and facilities to establish and maintain shareholder accounts and records; (iv) assisting shareholders in arranging for processing of purchase, redemption and exchange transactions; (v) arranging for the wiring of portfolio proceeds; (vi) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts;
(vii) integrating periodic statements with other shareholder transactions; and
(viii) providing such other related services as the shareholder may request. Under the Service Plan, RSMC and its affiliates have earned, in the aggregate, the following amounts:


                                   FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
FUND                                  JUNE 30, 2009    JUNE 30, 2010     JUNE 30, 2011
--------------------------------- ------------------ ----------------- -----------------
Prime Money Market Fund
    Service Shares                    $2,410,076        $1,601,979        $1,492,978
    Class W Shares                    $2,725,996        $2,057,335        $1,850,730
U.S. Government Money Market Fund
    Service Shares                    $1,340,007        $1,273,765        $1,484,518
    Class W Shares                    $1,770,489        $1,463,321        $1,114,107
Tax-Exempt Money Market Fund
    Class W Shares                      $896,424          $506,417          $407,931


                                  PORTFOLIO MANAGERS


The management of the Funds and their sub-advisers is the responsibility of a group of RSMC and WTIM investment professionals. The information provided below supplements the information provided in the Prospectuses under the heading "Fund Management" with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of each of the Funds, including information regarding:

         (i) "OTHER ACCOUNTS MANAGED." Other accounts managed by portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the Funds for the fiscal year ended June 30, 2011;

         (ii) "MATERIAL CONFLICTS OF INTEREST." Material conflicts of interest identified by RSMC, WTIM and each sub-adviser that may arise in connection with a portfolio manager's management of a Fund's investments and investments of other accounts managed for the fiscal year ended June 30, 2011. These potential conflicts of interest include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Fund and other accounts managed by the portfolio manager. ADDITIONAL CONFLICTS OF INTEREST MAY POTENTIALLY EXIST OR ARISE THAT ARE NOT DISCUSSED BELOW;

         (iii) "COMPENSATION." A description of the structure of, and method used to determine the compensation received by the Funds' portfolio managers or management team members from the Funds, the adviser or any other source with respect to managing the Funds and any other accounts for the fiscal year ended June 30, 2011; and

         (iv) "OWNERSHIP OF SECURITIES." Information regarding each portfolio manager's dollar range of equity securities beneficially owned in the Funds as of June 30, 2011.


ALL FUNDS

          RODNEY SQUARE MANAGEMENT CORPORATION, ADVISER

          WILMINGTON TRUST INVESTMENT MANAGEMENT LLC, SUB-ADVISER
                    OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2011).
-----------------------------------------------------------------


                                                                                            Number of             Total Assets
                                                                                             Accounts               Managed
                                                                                             Managed               subject to a
                                                                                            subject to a          Performance
                                               Total Number                                Performance                Based
Portfolio Manager/                              of Accounts          Total Assets              Based              Advisory Fee
Type Of Accounts                                 Managed              (Millions)           Advisory Fee             (Millions)
------------------------------------------------------------------------------------------------------------------------------------
WILMINGTON SHORT/INTERMEDIATE-TERM
BOND FUND
----------------------------------
CLAYTON M. ALBRIGHT, III
    Registered Investment Companies:                  1                   $62                    0                      $0
    Other Pooled Investment Vehicles:                 3                  $717                    0                      $0
    Other Accounts:                                 112                  $839                    0                      $0
DOMINICK J. D'ERAMO
    Registered Investment Companies:                  1                   $62                    0                      $0
    Other Pooled Investment Vehicles:                 3                  $717                    0                      $0
    Other Accounts:                                 125                $2,400                    0                      $0
RANDY H. VOGEL
    Registered Investment Companies:                  1                   $62                    0                      $0
    Other Pooled Investment Vehicles:                 3                  $717                    0                      $0
    Other Accounts:                                   0                    $0                    0                      $0
WILMINGTON BROAD MARKET BOND FUND
-------------------------------------
CLAYTON M. ALBRIGHT, III
    Registered Investment Companies:                  1                  $163                    0                      $0
    Other Pooled Investment Vehicles:                 3                  $717                    0                      $0
    Other Accounts:                                 112                  $839                    0                      $0
DOMINICK J. D'ERAMO
    Registered Investment Companies:                  1                  $163                    0                      $0
    Other Pooled Investment Vehicles:                 3                  $717                    0                      $0
    Other Accounts:                                 125                $2,400                    0                      $0
RANDY H. VOGEL
    Registered Investment Companies:                  1                  $163                    0                      $0
    Other Pooled Investment Vehicles:                 3                  $717                    0                      $0
    Other Accounts:                                   0                    $0                    0                      $0
WILMINGTON MUNICIPAL BOND FUND
-------------------------------------
ROBERT F. COLLINS
    Registered Investment Companies:                  0                    $0                    0                      $0
    Other Pooled Investment Vehicles:                 1                $288.8                    0                      $0
    Other Accounts:                                 614                $2,473                    0                      $0
REBECCA J. ROGERS
    Registered Investment Companies:                  0                    $0                    0                      $0
    Other Pooled Investment Vehicles:                 0                    $0                    0                      $0
    Other Accounts:                                   0                    $0                    0                      $0
STEPHEN P. WINTERSTEIN
    Registered Investment Companies:                  0                    $0                    0                      $0
    Other Pooled Investment Vehicles:                 0                    $0                    0                      $0
    Other Accounts:                                   0                    $0                    0                      $0
WILMINGTON LARGE-CAP FUND
-------------------------------------
REX MACEY
    Registered Investment Companies:                  3                 $246.6                   0                      $0
    Other Pooled Investment Vehicles:                 7                   $536                   0                      $0
    Other Accounts:                                 702                 $704.9                   0                      $0
ANDREW H. HOPKINS
    Registered Investment Companies:                  1                   $128                   0                      $0
    Other Pooled Investment Vehicles:                 6                 $518.7                   0                      $0
    Other Accounts:                                 585                 $604.6                   0                      $0






                                                                                            Number of             Total Assets
                                                                                             Accounts               Managed
                                                                                             Managed               subject to a
                                                                                            subject to a          Performance
                                               Total Number                                Performance                Based
Portfolio Manager/                              of Accounts          Total Assets              Based              Advisory Fee
Type Of Accounts                                 Managed              (Millions)           Advisory Fee             (Millions)
------------------------------------------------------------------------------------------------------------------------------------
EDWARD FORRESTER
    Registered Investment Companies:                  1                  $128                    0                      $0
    Other Pooled Investment Vehicles:                 5                  $480                    0                      $0
    Other Accounts:                                 122                   $97                    0                      $0
RAFAEL TAMARGO
    Registered Investment Companies:                  1                  $128                    0                      $0
    Other Pooled Investment Vehicles:                 6                $518.7                    0                      $0
    Other Accounts:                                 585                $604.6                    0                      $0
ALLEN E. CHOINSKI
    Registered Investment Companies:                  1                  $128                    0                      $0
    Other Pooled Investment Vehicles:                 5                  $480                    0                      $0
    Other Accounts:                                 122                   $97                    0                      $0
WILMINGTON SMALL-CAP FUND
-------------------------------------
REX MACEY
    Registered Investment Companies:                  3                $548.1                    0                      $0
    Other Pooled Investment Vehicles:                 7                  $536                    0                      $0
    Other Accounts:                                 702                $704.9                    0                      $0
ANDREW H. HOPKINS
    Registered Investment Companies:                  1                $429.5                    0                      $0
    Other Pooled Investment Vehicles:                 6                $518.7                    0                      $0
    Other Accounts:                                 585                $604.6                    0                      $0
EDWARD FORRESTER
    Registered Investment Companies:                  1                $429.5                    0                      $0
    Other Pooled Investment Vehicles:                 5                  $480                    0                      $0
    Other Accounts:                                 122                   $97                    0                      $0
RAFAEL TAMARGO
    Registered Investment Companies:                  1                $429.5                    0                      $0
    Other Pooled Investment Vehicles:                 6                $518.7                    0                      $0
    Other Accounts:                                 585                $604.6                    0                      $0
ALLEN E. CHOINSKI
    Registered Investment Companies:                  1                $429.5                    0                      $0
    Other Pooled Investment Vehicles:                 5                  $480                    0                      $0
    Other Accounts:                                 122                   $97                    0                      $0
WILMINGTON MULTI-MANAGER
INTERNATIONAL FUND
-------------------------------------
R. SAMUEL FRAUNDORF
    Registered Investment Companies:                  3                $384.9                    0                      $0
    Other Pooled Investment Vehicles:                11              $1,561.3                    0                      $0
    Other Accounts:                                   0                     0                    0                      $0
GEORGE CHEN
    Registered Investment Companies:                  1                  $267                    0                      $0
    Other Pooled Investment Vehicles:                 3                  $600                    0                      $0
    Other Accounts:                                   0                    $0                    0                      $0
AMANDA M. COGAR
    Registered Investment Companies:                  1                  $267                    0                      $0
    Other Pooled Investment Vehicles:                 3                  $600                    0                      $0
    Other Accounts:                                   0                    $0                    0                      $0
WILMINGTON MULTI-MANAGER REAL
ASSET FUND
-------------------------------------


                                                                                            Number of             Total Assets
                                                                                             Accounts               Managed
                                                                                             Managed               subject to a
                                                                                            subject to a          Performance
                                               Total Number                                Performance                Based
Portfolio Manager/                              of Accounts          Total Assets              Based              Advisory Fee
Type Of Accounts                                 Managed              (Millions)           Advisory Fee             (Millions)
------------------------------------------------------------------------------------------------------------------------------------
R. SAMUEL FRAUNDORF
    Registered Investment Companies:                  3                  $493                    0                      $0
    Other Pooled Investment Vehicles:                11              $1,561.3                    0                      $0
    Other Accounts:                                   0                    $0                    0                      $0
GEORGE CHEN
    Registered Investment Companies:                  1                  $374                    0                      $0
    Other Pooled Investment Vehicles:                 3                  $600                    0                      $0
    Other Accounts:                                   0                    $0                    0                      $0
AMANDA M. COGAR
    Registered Investment Companies:                  1                  $374                    0                      $0
    Other Pooled Investment Vehicles:                 3                  $600                    0                      $0
    Other Accounts:                                   0                    $0                    0                      $0
WILMINGTON AGGRESSIVE ASSET
ALLOCATION FUND
-------------------------------------
R. SAMUEL FRAUNDORF
    Registered Investment Companies:                  3                $703.9                    0                      $0
    Other Pooled Investment Vehicles:                11              $1,561.3                    0                      $0
    Other Accounts:                                   0                    $0                    0                      $0
REX MACEY
    Registered Investment Companies:                  3                $620.7                    0                      $0
    Other Pooled Investment Vehicles:                 7                  $536                    0                      $0
    Other Accounts:                                 702                $704.9                    0                      $0
WILMINGTON CONSERVATIVE ASSET
ALLOCATION FUND
-------------------------------------
R. SAMUEL FRAUNDORF
    Registered Investment Companies:                  3                $696.1                    0                      $0
    Other Pooled Investment Vehicles:                11              $1,561.3                    0                      $0
    Other Accounts:                                   0                    $0                    0                      $0
REX MACEY
    Registered Investment Companies:                  3                $612.9                    0                      $0
    Other Pooled Investment Vehicles:                 7                  $536                    0                      $0
    Other Accounts:                                 702                $704.9                    0                      $0


MATERIAL CONFLICTS OF INTEREST. Portfolio managers may experience certain conflicts of interest in managing a Fund's investments on the one hand and the investments of other funds/accounts on the other. RSMC/WTIM have adopted policies and procedures relating to the allocation of investment opportunities which address these potential conflicts by limiting portfolio manager discretion and are intended to result in a fair and equitable allocation among the funds/accounts managed by the portfolio manager which might be eligible to purchase or sell a particular investment.

The management of multiple funds/accounts by a portfolio manager may give rise to competing interests for the manager's time and attention, particularly if such funds/accounts have different objectives, benchmarks and time horizons. The policies of RSMC/WTIM require that portfolio managers treat all funds/accounts they manage equitably and fairly. RSMC/WTIM have policies allowing them to aggregate sale and purchase orders for all accounts with similar orders if in RSMC's/WTIM's judgment such aggregation is reasonably likely to result in lower per-share brokerage costs.

The Trust has adopted policies and procedures under Rules 17a-7, 17e-1 and 10f-3 under the 1940 Act to help ensure fair and equitable treatment of clients involved in such transactions.

COMPENSATION (AS OF JUNE 30, 2011). RSMC/WTIM participates in a regular review of personnel compensation by way of participation in a survey conducted by compensation consultants McLagan and Associates. It is RSMC's/WTIM's goal to assure adequate levels of overall compensation with heavy emphasis placed on an incentive plan. The base compensation for our mutual fund portfolio managers is at or near the mean of RSMC's/WTIM's peer group. Also, they participate in an incentive plan that is based primarily upon investment performance.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2011). No portfolio manager beneficially owned equity securities in the Funds.




INTERNATIONAL FUND

          ACADIAN ASSET MANAGEMENT LLC.

                    OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2011).
-----------------------------------------------------------------


                                                                                            Number of             Total Assets
                                                                                             Accounts               Managed
                                                                                             Managed               subject to a
                                                                                            subject to a          Performance
                                               Total Number                                Performance                Based
Portfolio Manager/                              of Accounts          Total Assets              Based              Advisory Fee
Type Of Accounts                                 Managed              (Millions)           Advisory Fee             (Millions)
------------------------------------------------------------------------------------------------------------------------------------
ASHA MEHTA
    Registered Investment                            12                $4,414                    2                  $1,493
    Companies:
    Other Pooled                                     59               $10,771                    5                    $534
    Investment Vehicles:
    Other Accounts:                                 146               $35,450                   18                  $7,479
CONSTANTINE P.
PAPAGEORGIOU
    Registered Investment                            12                $4,414                    2                  $1,493
    Companies:
    Other Pooled                                     59               $10,771                    5                    $534
    Investment Vehicles:
    Other Accounts:                                 146               $35,450                   18                  $7,479

*PLEASE NOTE THAT INVESTMENT PROFESSIONALS FUNCTION AS A TEAM OF 14 CORE EQUITY MANAGERS AND ARE NOT SEGREGATED ALONG PRODUCT LINES OR BY CLIENT TYPE. THE PORTFOLIO MANAGERS LISTED ABOVE WORK ON ALL CORE EQUITY PRODUCTS AND THE DATA SHOWN FOR EACH MANAGER REFLECTS FIRM-LEVEL NUMBERS OF ACCOUNTS AND ASSETS UNDER MANAGEMENT, SEGREGATED BY INVESTMENT VEHICLE TYPE.

MATERIAL CONFLICTS OF INTEREST. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the subject Fund, which may have different investment guidelines and objectives. In addition to the subject Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the subject Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the subject Fund and the Other Accounts. The Other Accounts may have similar investment objectives or strategies as the subject Fund, may track the same benchmarks or indexes as the subject Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the subject Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the subject Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse affect on the value of the holdings within another account, including the subject Fund.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

COMPENSATION (AS OF JUNE 30, 2011). Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing potential, various fringe benefits, and, among the majority of senior investment professionals and certain other key employees, equity ownership in the firm as part of the Acadian Key Employee Limited Partnership (KELP).

Compensation is highly incentive-driven, with Acadian paying up to and sometimes in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual's contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, portfolio performance, asset growth, and overall firm performance. Since portfolio management is a team approach, investment team members' compensation is not linked to the performance of specific accounts but rather to the individual's overall contribution to the success of the team and the firm's profitability.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2011). Neither Ms. Mehta nor Mr. Papageorgiou beneficially owned any shares of the Funds as of June 30, 2011.




          ARTIO GLOBAL MANAGEMENT LLC

                    OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2011).
-----------------------------------------------------------------


                                                                                            Number of             Total Assets
                                                                                             Accounts               Managed
                                                                                             Managed               subject to a
                                                                                            subject to a          Performance
                                               Total Number                                Performance                Based
Portfolio Manager/                              of Accounts          Total Assets              Based              Advisory Fee
Type Of Accounts                                 Managed              (Millions)           Advisory Fee             (Millions)
------------------------------------------------------------------------------------------------------------------------------------
RUDOLPH RIAD YOUNES
    Registered Investment                             8               $17,659                    0                      $0
    Companies:
    Other Pooled                                     11                $8,023                    0                      $0
    Investment Vehicles:
    Other Accounts:                                  64               $10,837                    2                    $670
RICHARD C. PELL
    Registered Investment                             8               $18,961                    0                      $0
    Companies:
    Other Pooled                                     10                $7,704                    0                      $0
    Investment Vehicles:
    Other Accounts:                                  57               $10,192                    2                    $670

MATERIAL CONFLICTS OF INTEREST. Artio generally does not see any material conflicts of interest arising in connection with the management of the Fund compared to the management of other accounts. Deferred compensation includes shares of the Adviser's parent company as well as shares of the Artio Global Funds.

COMPENSATION (AS OF JUNE 30, 2011). Compensation consists of Salary (Fixed Compensation), Bonus (Performance) and Deferred Compensation (Performance). Performance fees are calculated based on performance pre-tax over a certain period and are based on the value of assets held. Mr. Pell's compensation also includes Retirement Plans (Tenure).

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2011). Neither Mr. Younes nor Mr. Pell beneficially owned any shares of the Funds as of June 30, 2011.




          DIMENSIONAL FUND ADVISORS, LP

                    OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2011).
-----------------------------------------------------------------



                                                                                            Number of             Total Assets
                                                                                             Accounts               Managed
                                                                                             Managed               subject to a
                                                                                            subject to a          Performance
                                               Total Number                                Performance                Based
Portfolio Manager/                              of Accounts          Total Assets              Based              Advisory Fee
Type Of Accounts                                 Managed              (Millions)           Advisory Fee             (Millions)
------------------------------------------------------------------------------------------------------------------------------------
KAREN E. UMLAND
    Registered Investment Companies:                 36               $70,192                     0                     $0
    Other Pooled Investment Vehicles:                 6                $1,713                     0                     $0
    Other Accounts:                                  27                $9,796                     3                   $517
STEPHEN A. CLARK
    Registered Investment Companies:                 94              $159,368                     0                     $0
    Other Pooled Investment Vehicles:                25               $28,048                     1                   $207
    Other Accounts:                                  72               $13,594                     3                   $517
JOSEPH H. CHI
    Registered Investment Companies:                 36               $70,192                     0                     $0
    Other Pooled Investment Vehicles:                 6                $1,713                     0                     $0
    Other Accounts:                                  27                $9,796                     3                   $517
JED S. FOGDALL
    Registered Investment Companies:                 36               $70,192                     0                     $0
    Other Pooled Investment Vehicles:                 6                $1,713                     0                     $0
    Other Accounts:                                  27                $9,796                     3                   $517

MATERIAL CONFLICTS OF INTEREST. Because Dimensional advises a number of clients whose interests may not always be aligned, from time to time Dimensional encounters certain actual or apparent conflicts of interest generally applicable to conducting investment advisory business.

Actual or apparent conflicts of interest may arise when Dimensional has investment advisory responsibilities with respect to more than one client account. Client accounts may have similar investment objectives to other client accounts, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by another client account. Actual or apparent conflicts of interest include:

o        Time Management;

o        Investment Opportunities;

o        Broker selection;

o        Performance-based fees; and

o        Investment in an account.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these actual or apparent conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation in which a conflict may arise.

It is Dimensional's policy to inform all its clients that (1) it performs investment advisory and investment management services for various clients, and
(2) may give advice and take action with respect to any of its clients which may differ from advice given or the timing or nature of action taken with respect to a particular client. However, it is Dimensional's policy not to favor or disfavor consistently or consciously any clients or class of clients in the allocation of investment opportunities, with the result that, to the extent practical, all investment opportunities will be allocated among clients over a period of time on a fair and equitable basis.

COMPENSATION (AS OF JUNE 30, 2011). Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager's experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of the portfolio managers is not directly based upon the performance of the International Fund or other Accounts that the portfolio managers manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager's compensation consists of the following:

         o        BASE SALARY. Each portfolio manager is paid a base salary.
                  Dimensional considers the factors described above to determine each portfolio manager's base salary.

         o SEMI ANNUAL BONUS. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of Dimensional's stock as determined from time to time by the Board of Directors of Dimensional or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers are given the option of participating in Dimensional's Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2011). None of the listed portfolio managers beneficially owned shares of the Fund as of June 30, 2011.




          GOLDMAN SACHS ASSET MANAGEMENT, L.P.

                    OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2011).
-----------------------------------------------------------------



                                                                                            Number of             Total Assets
                                                                                             Accounts               Managed
                                                                                             Managed               subject to a
                                                                                            subject to a          Performance
                                               Total Number                                Performance                Based
Portfolio Manager/                              of Accounts          Total Assets              Based              Advisory Fee
Type Of Accounts                                 Managed              (Millions)           Advisory Fee             (Millions)
------------------------------------------------------------------------------------------------------------------------------------
ALL QIS PORTFOLIO MANAGERS*
    Registered Investment                            37                 $12.6                   13                    $2.6
    Companies:
    Other Pooled Investment                          63                  $8.8                   12                    $2.2
    Vehicles:
    Other Accounts:                               1,068                 $34.3                   26                    $7.9

*All QIS Portfolio Managers consists of Katinka Domotorffy and Len Ioffe. Ron Hua joined the QIS portfolio managers team in September 2011. It is anticipated that Ms. Domotorffy will retire effective December 31, 2011.

MATERIAL CONFLICTS OF INTEREST. GSAM's policies provide that all clients - be they mutual funds, separate accounts, hedge funds or other client accounts - are treated fairly and equitably over time by the overall investment process, including during trade allocation.

GSAM's portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than other funds and accounts and may also have a performance-based fee. The side-by-side management of these funds and accounts may raise potential conflicts of interest.

GSAM utilizes trade allocation processes that are unique to each strategy. The policies below apply specifically to the Quantitative Investment Strategies group.

The QIS business is "model driven" - i.e., it uses computer based quantitative models to guide the decision making process. Portfolio managers have "views" on "factors" - such as momentum, P/E ratio, volatility, etc. These views serve as inputs to the "optimizer" which recommends an optimal portfolio structure for each account based on these views.

Each account is "rebalanced" on a periodic basis individually as part of a regular optimization cycle. Accounts are grouped into and trade as "cohorts" - with the goal of achieving reasonably balanced trading volumes and market impact for all cohorts (i.e, no one cohort is significantly larger or smaller than other cohorts). Desired/targeted QIS model portfolio exposures are recommended by the "Optimizer." The optimization process considers the account's current composition, any account specific restrictions, the account's risk budget and investment goals and other relevant portfolio constraints before suggesting a new target portfolio composition. Depending on the particular account's constraints, these targets can be achieved by both long and/or short positions in various securities, indexes and contracts.

Allocations are therefore, "process driven" with minimal manual interventions (generally only during exceptional circumstances) - and are determined prior to execution. Participating accounts generally get the same average price for a particular security, but due to account specific restrictions, risk budget and goals, size of allocation to accounts will not necessarily be pro-rata. Prior to execution, allocations are compared to the original pre-trade allocations to confirm that there are no deviations from the optimizer recommended trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. GSAM has policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Within GSAM Compliance, the Side by Side team helps to identify existing or potential side-by-side conflicts that may arise in the execution of trades. The GSAM Side by Side team tests fair allocation of trades across GSAM trading desks and strategies using a qualitative, risk-based sampling approach to monitor that trades are allocated in accordance with documented policies and procedures. The analysis also includes periodic performance reviews to look for anomalous dispersion in returns within composites.

COMPENSATION (AS OF JUNE 30, 2011). Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager's individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team's net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation--In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2011). No Portfolio Manager beneficially owned shares of the Fund as of June 30, 2011. Due to GSAM internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of Sub-Advised Funds for which they have primary responsibility.




          PARAMETRIC PORTFOLIO ASSOCIATES, LLC

                    OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2011).

-----------------------------------------------------------------



                                                                                            Number of             Total Assets
                                                                                             Accounts               Managed
                                                                                             Managed               subject to a
                                                                                            subject to a          Performance
                                               Total Number                                Performance                Based
Portfolio Manager/                              of Accounts          Total Assets              Based              Advisory Fee
Type Of Accounts                                 Managed              (Millions)           Advisory Fee             (Millions)
------------------------------------------------------------------------------------------------------------------------------------
THOMAS SETO
    Registered Investment Companies:                 15           $7,898,234,013                 0                      $0
    Other Pooled Investment Vehicles:                 1             $551,150,067                 0                      $0
    Other Accounts:                              12,749          $28,683,289,558                 2          $1,137,721,375
DAVID M. STEIN, PH.D.
    Registered Investment Companies:                 15           $7,898,234,013                 0                      $0
    Other Pooled Investment Vehicles:                 1             $551,150,067                 0                      $0
    Other Accounts:                              12,749          $28,683,289,558                 2          $1,137,721,375


MATERIAL CONFLICTS OF INTEREST. PPA believes there is little risk of the portfolio manager acting against the Fund's interest given that the portion of the Fund that PPA manages is a fully replicated portfolio -- trading decisions are based on cash flows and changes in the underlying index.

COMPENSATION (AS OF JUNE 30, 2011). COMPENSATION STRUCTURE. Compensation of PPA portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) a quarterly cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.'s (PPA's parent company) nonvoting common stock.

PPA investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of PPA investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.

METHOD TO DETERMINE COMPENSATION. PPA seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers' performance in meeting them. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of PPA and Eaton Vance Corp. Cash bonuses are determined based on a target percentage of PPA profits.While the salaries of PPA portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2011). Messrs. Seto and Stein did not beneficially own any shares of the Funds as of June 30, 2011.




          PRINCIPAL GLOBAL INVESTORS, LLC

                    OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2011).
-----------------------------------------------------------------


                                                                                            Number of             Total Assets
                                                                                             Accounts               Managed
                                                                                             Managed               subject to a
                                                                                            subject to a          Performance
                                               Total Number                                Performance                Based
Portfolio Manager/                              of Accounts          Total Assets              Based              Advisory Fee
Type Of Accounts                                 Managed              (Millions)           Advisory Fee             (Millions)
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL L. REYNAL
    Registered Investment Companies:                  4                $2,352                    0                      $0
    Other Pooled Investment Vehicles:                 7                $2,426                    0                      $0
    Other Accounts:                                  20                $3,466                    0                      $0

MATERIAL CONFLICTS OF INTEREST. With the portfolio review and monitoring process that PGI has in place PGI does not anticipate any potential material conflicts of interest that may arise in connection with a portfolio manager's management of a Portfolio Account's investments, on the one hand, and the investments of other accounts, on the other. In allocating shares for an order that has been aggregated across multiple accounts, PGI follows the principle that no advisory account will be favored over any other account. Each account that participates in the aggregated order will participate at the average share price for all transactions relating to that aggregated order on a given business day, with all transaction costs relating to that aggregated order shared on a pro rata basis. Those aggregated orders for the same stock across two or more accounts are automatically allocated by PGI's trading system on a pro rata basis across all accounts.

COMPENSATION (AS OF JUNE 30, 2011). Percentages of base salary versus performance bonus vary by position but are based on national market data and are consistent with industry standards. Total cash compensation is targeted to be consistent with the national averages. The primary driver for incentive compensation for PGI's investment professionals is investment performance relative to appropriate client benchmarks and peer groups.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2011). Mr. Reynal did not beneficially own any shares of the Funds as of June 30, 2011.

REAL ASSET FUND

         RODNEY SQUARE MANAGEMENT CORPORATION, INVESTMENT ADVISER

                    OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2011).
-----------------------------------------------------------------


                                                                                            Number of             Total Assets
                                                                                             Accounts               Managed
                                                                                             Managed               subject to a
                                                                                            subject to a          Performance
                                               Total Number                                Performance                Based
Portfolio Manager/                              of Accounts          Total Assets              Based              Advisory Fee
Type Of Accounts                                 Managed              (Millions)           Advisory Fee             (Millions)
------------------------------------------------------------------------------------------------------------------------------------
CLAYTON M. ALBRIGHT, III
    Registered Investment
    Companies:                                        2                  $225                    0                      $0
    Other Pooled Investment
    Vehicles:                                         3                  $717                    0                      $0
    Other Accounts:                                 112                  $839                    0                      $0
DOMINICK J. D'ERAMO
    Registered Investment
    Companies:                                        2                  $225                    0                      $0
    Other Pooled Investment
    Vehicles:                                         3                  $717                    0                      $0
    Other Accounts:                                 125                $2,400                    0                      $0
JOSEPH M. FAHEY, JR.
    Registered Investment                             3                $4,006                    0                      $0
    Companies:
    Other Pooled Investment                           2                   $12                    0                      $0
    Vehicles:
    Other Accounts                                    6                  $145                    0                      $0

MATERIAL CONFLICTS OF INTEREST. Portfolio managers may experience certain conflicts of interest in managing a Fund's investments on the one hand and the investments of other funds/accounts on the other. RSMC has adopted policies and procedures relating to the allocation of investment opportunities which address these potential conflicts by limiting portfolio manager discretion and are intended to result in a fair and equitable allocation among the funds/accounts managed by the portfolio manager which might be eligible to purchase or sell a particular investment.

The management of multiple funds/accounts by a portfolio manager may give rise to competing interests for the manager's time and attention, particularly if such funds/accounts have different objectives, benchmarks and time horizons. The policies of RSMC require that portfolio managers treat all funds/accounts they manage equitably and fairly. RSMC have policies allowing them to aggregate sale and purchase orders for all accounts with similar orders if in RSMC's judgment such aggregation is reasonably likely to result in lower per-share brokerage costs.

The Trust has adopted policies and procedures under Rules 17a-7, 17e-1 and 10f-3 under the 1940 Act to help ensure fair and equitable treatment of clients involved in such transactions.

COMPENSATION (AS OF JUNE 30, 2011). RSMC participates in a regular review of personnel compensation by way of participation in a survey conducted by compensation consultants McLagan and Associates. It is RSMC's goal to assure adequate levels of overall compensation with heavy emphasis placed on an incentive plan. The base compensation for our mutual fund portfolio managers is at or near the mean of RSMC's peer group. Also, they participate in an incentive plan that is based primarily upon investment performance.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2011). No portfolio manager beneficially owned equity securities in the Funds.




          CBRE CLARION SECURITIES LLC ("CBRE CLARION")

                    OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2011).
-----------------------------------------------------------------


                                                                                            Number of             Total Assets
                                                                                             Accounts               Managed
                                                                                             Managed               subject to a
                                                                                            subject to a          Performance
                                               Total Number                                Performance                Based
Portfolio Manager/                              of Accounts          Total Assets              Based              Advisory Fee
Type Of Accounts                                 Managed              (Millions)           Advisory Fee             (Millions)
------------------------------------------------------------------------------------------------------------------------------------


T. RITSON FERGUSON
    Registered Investment                            22               $11,243                    1                    $175
    Companies:
    Other Pooled                                     16                $4,367                    3                    $222
    Investment Vehicles:
    Other Accounts:                                  70                $5,500                    4                  $1,431
STEVEN D. BURTON
    Registered Investment                            20                $9,844                    1                    $175
    Companies:
    Other Pooled                                     15                $4,177                    3                    $222
    Investment Vehicles:
    Other Accounts:                                  52                $4,791                    4                  $1,431
JOSEPH P. SMITH
    Registered Investment                            21               $11,180                    1                    $175
    Companies:
    Other Pooled                                     16                $4,367                    3                    $222
    Investment Vehicles:
    Other Accounts:                                  69                $4,934                    4                  $1,431

MATERIAL CONFLICTS OF INTEREST. A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

A potential conflict of interest may arise as a result of a portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager if, for example, an account were to sell (or sell short) a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may also arise when a portfolio manager is responsible for accounts that have different advisory fees -- the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

CBRE Clarion recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm's diverse client base. Such policies and procedures include, but are not limited to, (i) trading, portfolio management supervisory and trade allocation procedures (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm's employees (contained in CBRE Clarion's Code of Ethics).

COMPENSATION (AS OF JUNE 30, 2011). Senior management of CBRE Clarion, including the portfolio managers primarily responsible for the Fund, owns approximately 23% of the firm on a fully-diluted basis. Ownership entitles senior management to an increasing share of the firm's profits over time, although an owner's equity interest may be forfeited if the individual resigns voluntarily in the first several years.

There are three components of compensation for CBRE Clarion portfolio managers -- base salary, annual bonus, and deferred compensation awards. Base salary is reviewed annually and fixed for each year at market competitive levels. Variable bonus and deferred compensation awards are made annually and are based upon individual achievement, over each annual period, of performance objectives established at the beginning of the period. These compensation arrangements are in place to maintain total compensation for key employees at levels competitive to those in the marketplace. Deferred compensation pools are primarily invested in a variety of the funds and strategies managed by CBRE Clarion in an effort to create an alignment of interest with the firm's clients. CBRE Clarion portfolio managers' performance objectives include targets for gross performance above specific benchmarks for all portfolios they manage, including the Fund. With respect to global total return portfolios like the Fund, such benchmarks include the FTSE/EPRA NAREIT Developed Index and the S&P Developed Property Index. Investment performance is not, however, the only performance objective established for portfolio managers. To avoid the pitfalls of relying solely upon a rigid performance format which could create incentives for excessive risk taking, variable bonus and deferred compensation awards take into account other important factors, such as contribution to the team, firm, and overall business. Compensation is not based on the level of Fund assets.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2011). No portfolio manager beneficially owned equity securities in the Funds.

EII REALTY SECURITIES, INC. ("EII")


                    OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2011).
-----------------------------------------------------------------
                    (All accounts are managed by the team)



                                                                                            Number of             Total Assets
                                                                                             Accounts               Managed
                                                                                             Managed               subject to a
                                                                                            subject to a          Performance
                                               Total Number                                Performance                Based
Portfolio Manager/                              of Accounts          Total Assets              Based              Advisory Fee
Type Of Accounts                                 Managed              (Millions)           Advisory Fee             (Millions)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          -
PETER NIEUWLAND
    Registered Investment                             3                $1,007                    0                      $0
    Companies:
    Other Pooled                                      1                  $175                    0                      $0
    Investment Vehicles:
    Other Accounts:                                  38                $2,327                    2                     $24
ALFRED C. OTERO
    Registered Investment                             3                $1,007                    0                      $0
    Companies:
    Other Pooled                                      1                  $175                    0                      $0
    Investment Vehicles:
    Other Accounts:                                  38                $2,327                    2                     $24
JAMES E. REHLAENDER
    Registered Investment                             3                $1,007                    0                      $0
    Companies:
    Other Pooled                                      1                  $175                    0                      $0
    Investment Vehicles:
    Other Accounts:                                  38                $2,327                    2                     $24
SUANG ENG TSAN
    Registered Investment                             3                $1,007                    0                      $0
    Companies:
    Other Pooled                                      1                  $175                    0                      $0



                                                                                            Number of             Total Assets
                                                                                             Accounts               Managed
                                                                                             Managed               subject to a
                                                                                            subject to a          Performance
                                               Total Number                                Performance                Based
Portfolio Manager/                              of Accounts          Total Assets              Based              Advisory Fee
Type Of Accounts                                 Managed              (Millions)           Advisory Fee             (Millions)
------------------------------------------------------------------------------------------------------------------------------------
    Investment Vehicles:
    Other Accounts:                                  38                $2,327                    2                     $24

MATERIAL CONFLICTS OF INTEREST. EII is not aware of any potential conflicts of interest. EII manages all global real estate securities client portfolios in a similar manner, unless client guidelines dictate otherwise.

COMPENSATION (AS OF JUNE 30, 2011). EII investment professionals are paid above market base salaries, a year-end cash bonus and are eligible for profit sharing participation. Equity in EII is made available to key professionals. For senior members of the investment team, including portfolio managers, bonuses can be multiples of base salary. Incentives are determined based on portfolio performance, firm profitability and individual contribution. Analysts are recognized and compensated for their stock recommendations throughout the year.
 Portfolio managers also derive a major portion of their compensation based on relative performance objectives.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2011). No portfolio manager beneficially owned equity securities in the Funds.




HSBC GLOBAL ASSET MANAGEMENT (FRANCE) ("HSBC")

                    OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2011).
-----------------------------------------------------------------


                                                                                            Number of             Total Assets
                                                                                             Accounts               Managed
                                                                                             Managed               subject to a
                                                                                            subject to a          Performance
                                               Total Number                                Performance                Based
Portfolio Manager/                              of Accounts          Total Assets              Based              Advisory Fee
Type Of Accounts                                 Managed              (Millions)           Advisory Fee             (Millions)
------------------------------------------------------------------------------------------------------------------------------------
ALL PORTFOLIO MANGERS
    Registered Investment:                            1                   $25                  0                        $0
    Companies:                                        9                $1,265                  0                        $0
    Other Pooled
    Investment Vehicles:                              4                $2,031                  0                        $0
    Other Accounts:


MATERIAL CONFLICTS OF INTEREST. HSBC does not anticipate any conflicts of interest in connection with a portfolio manager's management of the Fund's investments and the investments of other accounts following similar investment strategies.All portfolio decisions are reviewed and agreed upon during HSBC's weekly Investment Committee meeting, where the signals of HSBC's proprietary models are shared and the final investment decisions are taken in accordance with the model output.

COMPENSATION (AS OF JUNE 30, 2011). HSBC operates under a merit system and financial compensation has two components: base salary and a discretionary bonus. HSBC's compensation strategy begins with each employee developing goals and objectives with supervisors at the beginning of each year. Professionals are compensated based on the progress made achieving these individual, team as and firm goals.

The overwhelming factor affecting the investment teams' compensation is the overall contribution to the investment process. A bonus pool is established each year from a percentage of the EBITDA and a proportion of the performance fees generated over the year. HSBC's Compensation Committee proposes the individual distribution of the bonus pool to the Board. The quantitative criteria for bonus attribution are the contribution to performance and the results achieved compared to the objectives set at the beginning of the year. Qualitative criteria considered in a peer review format include the communication of investment ideas, teamwork, and contribution to long-term business objectives of the firm. A discretionary bonus is divided on a case-by-case basis depending on the personal performance of each individual.

There is no automatic bonus for the portfolio managers based on the performance or over-performance of the portfolios under their responsibility. This policy seeks to prevent managers from taking exaggerated risks in the portfolios they manage for bonus purposes.

HSBC also has a profit-sharing structure based on the year-end results of the company; this Employee Benefit Plan has been in place since 1995 and provides participants with meaningful long-term incentives to align their interests with those of HSBC's clients and HSBC.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2011). No portfolio manager beneficially owned equity securities in the Funds.




PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO")

               OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2011).
------------------------------------------------------------



                                                                                            Number of             Total Assets
                                                                                             Accounts               Managed
                                                                                             Managed               subject to a
                                                                                            subject to a          Performance
                                               Total Number                                Performance                Based
Portfolio Manager/                              of Accounts          Total Assets              Based              Advisory Fee
Type Of Accounts                                 Managed              (Millions)           Advisory Fee             (Millions)
------------------------------------------------------------------------------------------------------------------------------------
MIHIR WORAH
    Registered Investment                            23               $67,980.87                 0                      $0
    Companies:
    Other Pooled                                     19                $8,693.44                 0                      $0
    Investment Vehicles:
    Other Accounts:                                  64               $27,489.01                13               $4,515.69


MATERIAL CONFLICTS OF INTEREST. From time to time, potential and actual conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO's other business activities and PIMCO's possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

KNOWLEDGE AND TIMING OF FUND TRADES. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund's investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer's capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund's investment opportunities.

Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

PERFORMANCE FEES. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

COMPENSATION (AS OF JUNE 30, 2011). PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.


Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

o BASE SALARY - Base salary is determined based on core job responsibilities, market factors and internal equity. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

o PERFORMANCE BONUS -- Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre- established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation

         Committee's bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

o EQUITY OR LONG TERM INCENTIVE COMPENSATION -- Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm's long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan ("LTIP") in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors' profit growth and PIMCO's profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

o 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

o Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

o        Amount and nature of assets managed by the portfolio manager;

o Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

o Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

o Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

o        Contributions to asset retention, gathering and client satisfaction;

o        Contributions to mentoring, coaching and/or supervising; and

o        Personal growth and skills added.

A portfolio manager's compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

PROFIT SHARING PLAN. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual's overall contribution to the firm.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2011). The respective portfolio manager was not a beneficial owner of shares of the Fund that he managed as of June 30, 2011.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. The investment adviser and/or sub-advisers place portfolio transactions on behalf of each Fund, select broker-dealers for such transactions, allocate brokerage fees in such transactions and, where applicable, negotiate commissions and spreads on transactions. Portfolio transactions placed by the investment adviser or a sub-adviser may be effected through the trading desk of the investment adviser, its broker-affiliate or a sub-adviser. Debt securities purchased and sold by the Funds are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price.
 The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter. Brokerage commissions were paid by the following Funds, directly or indirectly, for the last three fiscal years ended June 30:


                             FISCAL YEAR            FISCAL YEAR            FISCAL YEAR
                                ENDED                  ENDED                  ENDED
FUND                        JUNE 30, 2009          JUNE 30, 2010          JUNE 30, 2011
------------------          -------------          -------------          -------------
Large-Cap Fund                 $562,610               $231,946              $174,710
Small-Cap Fund                 $422,133               $126,125               $89,479
International Fund           $1,330,824               $822,162              $425,459
Real Asset Fund                $608,173               $319,614              $146,547

AFFILIATED BROKERAGE. When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the investment adviser, a sub-adviser or the Funds. For fiscal years ended June 30, 2009, June 30, 2010 and June 30, 2011, the Funds paid brokerage commissions to Wilmington Brokerage Services Co. (now M&T Securities, Inc.), an affiliate of RSMC, as follows:




                      AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
                          TO AFFILIATES DURING FISCAL YEAR ENDED JUNE 30
FUND                      2009               2010            2011
--------------------------------------------------------------------------------
Large-Cap Fund           $513,616          $213,779          $174,710
Small-Cap Fund           $370,430          $125,862           $89,479
International Fund       $188,986          $195,562          $158,399
Real Asset Fund          $129,089           $62,403           $42,653


For the fiscal year ended June 30, 2011 the percentage of aggregate brokerage commissions paid to WBSC and the percentage of aggregate dollar amount of transactions effected through WBSC for each Fund are as follows:




                                                     PERCENTAGE OF
                            PERCENTAGE OF            TRANSACTIONS
                            COMMISSIONS            EFFECTED THROUGH
FUND                        PAID TO WBSC                 WBSC
------------------          -------------          ----------------
Large-Cap Fund                   100%                     100%
Small-Cap Fund                   100%                     100%
International Fund                37%                     37%
Real Asset Fund                   29%                     43%

For fiscal years ended June 30, 2009, June 30, 2010 and June 30, 2011, the Funds paid brokerage commissions to the following brokers who are affiliated with a sub-adviser:

------------------------------------------------------------------------------------------------------------------------------------
                                                                              AGGREGATE DOLLAR AMOUNT OF BROKERAGE
                                                                         COMMISSIONS PAID TO AFFILIATES DURING FISCAL YEAR
                                                                                         ENDED JUNE 30
                                                 RELATIONSHIP TO   -----------------------------------------------------------------
FUND                     BROKER                  SUB-ADVISER                   2009              2010          2011
------------------------------------------------------------------------------------------------------------------------------------
International            MF Global Ltd.          Affiliate of GSAM          $0.00              $210.89       $0.00
Fund
------------------------------------------------------------------------------------------------------------------------------------
International            Goldman Sachs           Affiliate of GSAM          $11,982.58         $5,099.13     $3,650.80
Fund
------------------------------------------------------------------------------------------------------------------------------------
Real Asset Fund          HSBC                    Affiliate of               $0.00              $0.00         $138.61
                               Sinopia
------------------------------------------------------------------------------------------------------------------------------------
Real Asset Fund          ING                     Affiliate of ING           $0.00              $0.00         $199.82
                               Clarion
------------------------------------------------------------------------------------------------------------------------------------

For the fiscal year ended June 30, 2011, the chart below shows the percentage of aggregate brokerage commissions paid and the percentage of aggregate dollar amount of transactions effected for each of the brokers listed above:


------------------------------------------------------------------------------------------------------------------------------------
                                                                                           PERCENTAGE OF TRANSACTIONS
FUND                            BROKER             PERCENTAGE OF COMMISSIONS  PAID                 EFFECTED
------------------------------------------------------------------------------------------------------------------------------------
International Fund              Goldman Sachs                    0.86%                               0.74%
------------------------------------------------------------------------------------------------------------------------------------
Real Asset Fund                 HSBC                             0.09%                               0.04%
------------------------------------------------------------------------------------------------------------------------------------
Real Asset Fund                 ING                              0.14%                               0.14%
------------------------------------------------------------------------------------------------------------------------------------


BROKERAGE SELECTION. The primary objective of the investment adviser and sub-advisers in placing orders on behalf of the Funds for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, the investment adviser or sub-adviser considers, among other things:
(i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Funds or to the investment adviser or sub-advisers. The allocation of portfolio transactions may take into account the receipt of research reports and services of brokerage firms. The investment adviser or sub-adviser may place trades with certain brokers with which it is under common control, including M&T Securities, Inc., an indirect, wholly-owned subsidiary of M&T Bank Corporation, provided that the investment adviser or sub-adviser determines that the affiliate's services and costs are comparable to those of non-affiliated, qualified brokerage firms.

In selecting and monitoring broker-dealers and negotiating commissions, the investment adviser or a sub-adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. A broker-dealer may be willing to furnish certain research services to the investment adviser or sub-adviser for no consideration except for standard brokerage commissions or dealer spreads. The investment adviser or sub-adviser may use such broker-dealers to effect securities transactions. Preference may be given to brokers who provide research or statistical material or other services to the Funds, to the investment adviser or to a sub-adviser, subject to the investment adviser's and sub-advisers' duty to seek best execution.

Section 28(e) of the Securities Exchange Act of 1934 provides that the investment adviser and sub-advisers, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under
Section 28(e), the investment adviser and sub-advisers are required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the investment adviser or sub-adviser, as the case may be, in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a higher broker commission than those available from another broker.

Research services received from broker-dealers supplement the investment adviser or sub-adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include providing electronic communications of trade information, providing equipment used to communicate research information and providing specialized consultations with the investment adviser or sub-adviser's personnel with respect to computerized systems and data furnished to the investment adviser or sub-adviser as a component of other research services, arranging meetings with management of companies, and providing access to consultants who supply research information. The outside research assistance is useful to the investment adviser and sub-advisers since the broker-dealers used by the investment adviser and sub-advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide the investment adviser and sub-advisers with a diverse perspective on financial markets. Research services provided to the investment adviser or sub-advisers by broker-dealers are available for the benefit of all accounts managed or advised by the investment adviser or sub-adviser or by their respective affiliates. The investment adviser and sub-advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. However, the investment adviser or sub-advisers will not directly fund transactions to dealers solely on the basis of research services provided.

RSMC currently directs trades to M&T Securities, Inc., an indirect wholly-owned subsidiary of M&T Bank Corporation, which receives payments in the form of brokerage commissions on each securities transaction executed by or through it. M&T Securities, Inc. may receive revenue in the form of "liquidity rebates" which are payments from electronic communication networks ("ECNs") where Fund trades are directed by M&T Securities, Inc. for execution as an incentive for providing liquidity to the ECN.

The securities transactions noted above, which result in brokerage commissions and liquidity rebates received by an affiliated broker will be completed pursuant to the Trust's Rule 17e-1 Policy and Procedures and thereafter reviewed and approved by the Board of Trustees.

DIRECTED BROKERAGE. During the fiscal year ended June 30, 2011, the investment adviser or sub-adviser of each of the following Funds directed transactions and paid related brokerage commissions because of research services provided in the following amounts:


                 INVESTMENT                                 AMOUNT OF
                  ADVISER/                                 TRANSACTIONS      COMMISSIONS
FUND            SUB-ADVISER               BROKER             DIRECTED             PAID
------------- ------------- ------------------------------ ----------------- ----------------
International
Fund          Artio Global  ML Citation                         1,622,070.87         2,577.44
------------- ------------- ------------------------------ ----------------- ----------------
              DFA           Various                            47,901,770.00         2,834.00
------------- ------------- ------------------------------ ----------------- ----------------
              PGI           Bank of America/ Merrill Lynch        686,109.26         1,535.32
------------- ------------- ------------------------------ ----------------- ----------------
              PGI           BNY Convergx                           30,426.34            19.34
------------- ------------- ------------------------------ ----------------- ----------------
              PGI           Citigroup/Salomon Smith               438,799.44         1,097.18
                            Barney
------------- ------------- ------------------------------ ----------------- ----------------
              PGI           Credit Suisse Group                   309,343.30           746.88
------------- ------------- ------------------------------ ----------------- ----------------
              PGI           Goldman Sachs Group                   517,389.27         1,006.98
------------- ------------- ------------------------------ ----------------- ----------------
              PGI           Liquidnet                             157,055.32            94.23
------------- ------------- ------------------------------ ----------------- ----------------
              PGI           Instinet LLC                          116,808.54            79.67
------------- ------------- ------------------------------ ----------------- ----------------


                                      -94-




                   INVESTMENT                                  AMOUNT OF
                    ADVISER/                                 TRANSACTIONS      COMMISSIONS
FUND              SUB-ADVISER            BROKER                DIRECTED           PAID
--------------- ------------- --------------------------- ----------------- ----------------
                PGI           Investment Technology Group        471,053.57           303.52
--------------- ------------- --------------------------- ----------------- ----------------
                PGI           UBS Securities                     378,919.09           925.47
--------------- ------------- --------------------------- ----------------- ----------------
Real Asset Fund EII           Westminster                      4,190,580.00         7,397.00
--------------- ------------- --------------------------- ----------------- ----------------
                CBRE Clarion  Morgan Stanley                  2,099,540.30          2,682.34
--------------- ------------- --------------------------- ----------------- ----------------
                CBRE Clarion  Merrill Lynch                      551,901.33           798.21
--------------- ------------- --------------------------- ----------------- ----------------
                CBRE Clarion  UBS Securities                   1,199,398.24         1,743.77
--------------- ------------- --------------------------- ----------------- ----------------

ALLOCATION OF FUND TRANSACTIONS. Some of the investment adviser's or sub-advisers' other clients have investment objectives and programs similar to that of the Funds. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Funds. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the investment adviser and sub-advisers not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Fund and other clients participating in the transaction on a pro-rata basis and purchases and sales are normally allocated between the Fund and the other clients as to an amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

The Trust issues and offers separate classes of shares of each Fund:
Institutional Shares and A Shares, (except the Prime Money Market Fund and the U.S. Government Money Market Fund which issue Institutional Shares, Service Shares and Class W Shares and the Tax Exempt Money Market Fund which issues Institutional Shares and Class W Shares). The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares of each Fund represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that (i) A Shares bear Rule 12b-1 distribution expenses of 0.25% of the average net assets of such class and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid, (ii) Service Shares bear a shareholder service fee of 0.15% of the average net assets of the Service Shares as well as a Rule 12b-1 fee of 0.10% of the average daily net assets of the Service Shares of each Fund and (iii) Class W Shares bear a shareholder service fee of 0.15% of the average net assets of the Class W Shares. While the distribution plan with respect to the Services Shares provides for a maximum distribution fee of 0.25% of each Fund's average daily net assets, the Trustees have currently authorized payments of up to 0.10% of each Fund's daily net assets. Similarly, while the Service Plan provides for payments of up to 0.25% per annum of the average net assets of each Fund's Class W Shares and Service Shares, the Board of Trustees has currently authorized annual payments of up to 0.15% of the average daily net assets of each Fund's W Shares and Service Shares.

The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any applicable shareholder service or Rule 12b-1 distribution fees. Accordingly, the NAV of A Shares, Service Shares or Class W Shares will be reduced by such amount to the extent the Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and each class, as the case may be, takes separate votes on matters affecting only that Fund or class.

The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund's outstanding shares.

PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

INDIVIDUAL RETIREMENT ACCOUNTS: You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Fund IRA, call the transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

AUTOMATIC INVESTMENT PLAN: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the applicable minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Fund shares through an AIP will be effected at their offering price at 12:00 p.m. Eastern time for the Tax-Exempt Money Market Fund, at 2:00 p.m. Eastern Time for the Prime Money Market and U.S. Government Money Market Funds, or at the close of regular trading on the New York Stock Exchange (the "Exchange") (typically 4:00 p.m., Eastern Time), for all Funds except the Money Market Funds, on or about the 20th day of the month. For an application for the AIP, check the appropriate box of the application or call the transfer agent at (800) 336-9970. This service is generally not available for Wilmington Trust's trust account clients since similar services are provided through Wilmington Trust. This service also may not be available for Service Organization clients who are provided similar services through those organizations.

PAYROLL INVESTMENT PLAN: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Trust, the Distributor, the investment adviser or the transfer agent, to arrange for transactions under the PIP. The Trust reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

BY CHECK: You may utilize the checkwriting service to redeem shares of the Prime Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds by drawing a check for $500 or more against a Fund account. When the check is presented for payment, a sufficient number of shares will be redeemed from your Fund account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Fund shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the checkwriting procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "insufficient funds" and returned checks. These charges will be paid by redeeming an appropriate number of Fund shares automatically. Each Fund and the transfer agent reserve the right to terminate or alter the checkwriting service at any time. The transfer agent also reserves the right to impose a service charge in connection with the checkwriting service. If you are interested in the checkwriting service, contact the transfer agent for further information. This service is generally not available for clients of Wilmington Trust through their trust or corporate cash management accounts, since it is already provided for these customers through Wilmington Trust. The service may also not be available for service organization clients who are provided a similar service by those organizations.

BY WIRE: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the U.S. if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

SYSTEMATIC WITHDRAWAL PLAN: If you own shares of a Fund with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares through an SWP will be effected at the NAV determined on or about the 25th day of the month. With respect to the Prime Money Market Fund and the U.S. Government Money Market Fund, the redemption of Fund shares through an SWP will be reflected at the NAV determined at 2:00 p.m. Eastern Time on the automatic redemption date. This service is generally not available for Wilmington Trust's trust accounts or certain Service Organizations, because a similar service is provided through those organizations.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: To ensure proper authorization before redeeming shares of the Funds, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Wilmington Trust who have purchased shares through their trust accounts at Wilmington Trust and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact Wilmington Trust or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Fund will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the NAV at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a governmental body having jurisdiction over a Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In the case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the NAV of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Fund and valued in the same way as they would be valued for purposes of computing the NAV of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash including the imposition of federal income tax on the amount by which the fair market value of the securities sold exceeds your basis in the Fund shares redeemed. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES.

MONEY MARKET FUNDS. Each of the Money Market Fund's securities is valued on the basis of the amortized cost valuation technique. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. The valuation of a Money Market Fund's securities based upon their amortized cost and the accompanying maintenance of each Fund's per share NAV of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act. Certain conditions imposed by that Rule are set forth under "Investment Policies - Money Market Funds." In connection with the use of the amortized cost valuation technique, the Trust's Board of Trustees has established procedures delegating to the investment adviser the responsibility for maintaining a constant NAV per share. Such procedures include a daily review of the funds' holdings to determine whether a Fund's NAV, calculated based upon available market quotations, deviates from $1.00 per share. Should any deviation exceed 1/2 of 1% of $1.00, the Trustees will promptly consider whether any corrective action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such corrective action may include redeeming shares in kind; selling portfolio instruments prior to maturity; shortening the average maturity of portfolio instruments; reducing or withholding dividends; utilizing a mark-to-market net asset value per share; suspending redemptions or liquidation.

Should a Money Market Fund incur or anticipate any unusual expense or loss or depreciation that would adversely affect its NAV per share or income for a particular period, the Trustees would at that time consider whether to adhere to the current dividend policy or to revise it in light of the then prevailing circumstances. For example, if a Fund's NAV per share were reduced, or were anticipated to be reduced, below $1.00, the Trustees could suspend or reduce further dividend payments until the NAV returned to $1.00 per share. Thus, such expenses or losses or depreciation could result in investors receiving no dividends or reduced dividends for the period during which they held their shares or in their receiving upon redemption a price per share lower than that which they paid.

If a Fund is about to "break the buck" (i.e., market value per share will be less than $0.9950), the Board of Trustees may suspend redemptions and liquidate the Fund. If the Board approves liquidation of the Fund, appropriate notice will be provided to the SEC regarding the decision of the Board to suspend redemptions and liquidate.

The NAV per share is determined as of 12:00 noon Eastern time for the Tax-Exempt Money Market Fund, and as of 2:00 p.m. and 5:00 p.m. Eastern time for the Prime Money Market Fund and U.S. Government Money Market Fund, on each business day (i.e., a day that the Exchange) and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund.

BOND FUNDS, EQUITY FUNDS, MULTI-MANAGER FUNDS AND ASSET ALLOCATION FUNDS. The NAV per share is determined by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. This determination is made by BNY Mellon, as of the close of regular trading on the Exchange (typically 4:00 p.m., Eastern Time) each day the Funds are open for business. The Funds are open for business on days when the Exchange and BNY Mellon are open for business.

In valuing the Funds' assets, a security listed on an exchange (and not subject to restrictions against sale by a Fund on an exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by a Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day. In addition, trading of European or Far Eastern securities generally or in a particular country or countries may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days and on which the International Fund's and the Real Asset Fund's NAV is not calculated and investors will be unable to buy or sell shares of such Fund. Calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time their price is determined and the time the International Fund's and Real Asset Fund's NAV is calculated, such securities may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                                   DIVIDENDS

Each Fund intends to distribute substantially all of its net investment income, if any. Dividends from the Money Market Funds are declared on each business day after 4:00 p.m. Eastern time and paid to shareholders ordinarily on the first business day of the following month. The dividend for a business day immediately preceding a weekend or holiday normally includes an amount equal to the net income for the subsequent non-business days on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semiannual accounting period. A portion of the dividends paid by the U.S. Government Money Market Fund may be exempt from state taxes.

Dividends from the Bond Funds' net investment income are declared on each business day and paid to shareholders ordinarily on the first business day of the following month. The dividend for a business day immediately preceding a weekend or holiday normally includes an amount equal to the net income for the subsequent non-business days on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semiannual accounting period. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

Dividends, if any, from each Equity Fund's, Multi-Manager Fund's and Asset Allocation Fund's net investment income are ordinarily declared and paid quarterly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

Each Fund's dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of such Fund. A dividend or distribution paid by a Fund which does not declare dividends daily has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

A statement will be sent to you within 60 days after the end of each year detailing the tax status of your distributions. Please see "Taxation of the Funds" below for more information on the federal income tax consequences of dividends and other distributions made by the Funds.

                             TAXATION OF THE FUNDS

The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. The summary is not tax advice and may not be relied upon by any shareholder. The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "IRC"), applicable U.S. Treasury Regulations promulgated thereunder (the "Regulations"), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive and may affect the conclusions expressed herein. The summary applies only to beneficial owners of a Fund's shares in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC, and may not apply to certain types of beneficial owners of a Fund's shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund's shares through tax-advantaged accounts (such as an individual retirement account (an "IRA"), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the U.S. or a political subdivision thereof, persons who are neither a citizen nor resident of the U.S., shareholders holding a Fund's shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund. SHAREHOLDERS ARE URGED AND ADVISED TO CONSULT THEIR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE OWNERSHIP, PURCHASE AND DISPOSITION OF AN INVESTMENT IN A FUND INCLUDING, BUT NOT LIMITED TO, THE APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AFFECTING THE PARTICULAR SHAREHOLDER AND TO POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

GENERAL. For federal tax purposes, each Fund is treated as a separate corporation. Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company ("RIC") under the IRC. By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by it without the concurrent receipt of cash. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required.

QUALIFICATION AS REGULATED INVESTMENT COMPANY. Qualification as a RIC under the IRC requires, among other things, that each Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from certain qualified publicly traded partnerships (together with (i) the "Qualifying Income Requirement");
(b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more "qualified publicly traded partnerships" (together with (i) the "Diversification Requirement"); and (c) distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividend paid); and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto ("net exempt interest").

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of a Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, no such regulations have been issued.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC's timing and other requirements at least 90% of its investment company taxable income and at least 90% of the net exempt interest. Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss).
 If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder's gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

The Qualifying Income Requirement, Diversification Requirement, and other requirements that must be met under the IRC in order for a Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions. As described in the Prospectuses, the Real Asset Fund and the Asset Allocation Funds seek to gain exposure to the commodities market through investments in commodity index-linked derivative instruments. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 "was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income." Accordingly, the Real Asset and the Asset Allocation Funds' ability to utilize certain commodity related derivative instruments as part of their investment strategy is limited to a maximum of 10 percent of its gross income. This limitation, however, will not protect the Real Asset and Asset Allocation Funds against the risk of losing their RIC status should any other income be reclassified as non-qualifying income. The Real Asset Fund has received a private letter ruling ("PLR") from the IRS providing that income from certain commodity index-linked notes is qualifying income to it. However, a private letter ruling is limited to the facts of that particular matter and may not serve as precedent for future investments. Therefore, to the extent the Real Asset Fund invests in other structured notes or commodity related derivative instruments and to the extent the Asset Allocation Funds invest in any such instruments, the IRS may contest the Funds' characterization of the income produced by such assets as Qualifying Income which, if successful, could cause the Funds to fail to qualify as RICs. RSMC plans to continue to direct investments of the Real Asset and Asset Allocation Funds' assets in accord with Revenue Ruling 2006-31, IRS guidance, the advice of counsel and with respect to the Real Asset Fund, the PLR.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership will be treated as qualifying income. A qualified publicly traded partnership is defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying

Income Requirement described above. In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the IRC. In addition, although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time. If the applicable relief provisions are not available or cannot be met, such Fund will fail to qualify as a RIC and will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporation shareholders.

EXCISE TAX. If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. A Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid the Excise Tax liability at a time when its Adviser might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC. However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

CAPITAL LOSS CARRYFORWARDS. For losses arising from tax years beginning before December 22, 2010 a Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss and such Fund's capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. For capital losses realized with respect to tax years of a Fund beginning after December 22, 2010, such Fund may carry capital losses forward indefinitely. For capital losses realized in taxable years beginning after December 22, 2010, the excess of a Fund's net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund's next taxable year and the excess of a Fund's net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund's net taxable year. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders.

A Fund cannot carry back or carry forward any net operating losses.

MUNICIPAL BONDS. The Tax-Exempt Money Market Fund and the Municipal Bond Fund (the "Tax Exempt Bond Funds") intend to invest at least 50% of their total assets in tax-exempt or municipal bonds at the end of each calendar quarter so that dividends derived from their net interest income on tax-exempt or municipal bonds and so designated by the Tax Exempt Bond Funds will be "exempt-interest dividends," which are generally exempt from federal income tax when received by a shareholder. A portion of the distributions paid by the Tax Exempt Bond Funds may be subject to tax as ordinary income (including certain amounts attributable to bonds acquired at a market discount).

Exempt-interest dividends allocable to interest from certain "private activity bonds" will not be tax-exempt for purposes of the regular income tax to shareholders who are "substantial users" of the facilities financed by such obligations or "related persons" of "substantial users." Any distributions of net short-term capital gains would be taxed as ordinary income and any distribution of capital gain dividends would be taxed as long-term capital gains. Certain exempt-interest dividends may increase alternative minimum taxable income for purposes of determining a shareholder's liability for the alternative minimum tax. Interest on "specified private activity bonds," as defined by the Tax Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax. The Tax Exempt Bond Funds may invest in such "specified private activity bonds." The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Tax Exempt Bond Funds may be a tax preference for corporate investors. Interest from certain private activity bonds issued in 2009 and 2010 will not constitute an item of tax preference for shareholders for purposes of the alternative minimum tax. In addition, interest from governmental bonds and certain private activity bonds issued in 2009 and 2010 will not result in an adjustment for corporate shareholders in determining their alternative minimum tax. Shareholders are urged and advised to consult their own tax advisors regarding the consequences, if any, that distributions from the Tax Exempt Bond Funds will have on their potential alternative minimum tax computation.

The tax-exempt portion of the dividends paid for a calendar year constituting "exempt-interest dividends" will be designated after the end of that year and will be based upon the ratio of net tax-exempt income to total net income earned by the Tax Exempt Bond Funds during the entire year. That ratio may be substantially different than the ratio of net tax-exempt income to total net income earned during a portion of the year. Thus, an investor who holds shares for only a part of the year may be allocated more or less tax-exempt interest dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by a Tax Exempt Bond Fund while the investor was a shareholder. Each Tax Exempt Bond Fund will furnish a statement notifying its shareholders of the portion of the dividends paid with respect to a taxable year that constitute exempt-interest dividends.

Under the IRC, all or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Tax Exempt Bond Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of such Tax Exempt Bond Fund's total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. A shareholder's ability to deduct interest not limited under this rule may still be limited by other provisions of the IRC. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of the shares.

Shareholders receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income from a Tax Exempt Bond Fund (including exempt-interest dividends distributed by such Tax Exempt Bond Fund). The tax may be imposed on up to 50% of a recipient's social security or railroad retirement benefits in cases where the sum of the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient's social security or railroad retirement benefits, exceeds a base amount. In addition, up to 85% of a recipient's social security or railroad retirement benefits may be subject to tax if the sum of the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient's social security or railroad retirement benefits exceeds a higher base amount. Shareholders receiving social security or railroad retirement benefits are urged and advised to consult with their own tax advisors.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT.A Fund may acquire debt securities that are treated as having original issue discount ("OID") (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, a Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to make distributions to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund. Cash to pay these distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund's governing documents, through borrowing the amounts required to be distributed. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income ("UBIT").

OPTIONS, FUTURES AND FORWARD CONTRACTS. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund ("Section 1256 contracts"), other than contracts on which it has made a "mixed-straddle election," will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund's distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

STRADDLES. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest. Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute "straddles." Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the "wash sale" and "short sale" rules. As a result, the straddle rules could cause distributions that would otherwise constitute "qualified dividend income" to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

SWAPS AND DERIVATIVES. As a result of entering into swap or derivative agreements, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap, derivative or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year). With respect to certain types of swaps or derivatives, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income. Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be adversely affected. The Funds intend to monitor developments in this area. Certain requirements that must be met under the IRC in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements and certain derivatives.

CONSTRUCTIVE SALES. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon a Fund's holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund's holding period and the application of various loss deferral provisions of the IRC.

In addition, if the appreciated financial position is itself a short sale or other such contract, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale. The foregoing will not apply, however, to a Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund's risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

WASH SALES. A Fund may in certain circumstances be impacted by special rules relating to "wash sales." In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

SHORT SALES. A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the "Constructive Sales" rules, discussed above.

EVENT LINKED BONDS. The treatment of event-linked bonds for U.S. federal income tax purposes is uncertain and will depend on the particular features of each such bond. The Real Asset Fund expects that it will generally treat the event-linked bonds in which it invests as equity of the issuer for U.S. federal income tax purposes, whether that treatment is mandated by the terms of the applicable bond indentures or otherwise, although this determination will necessarily be made on an investment by investment basis. It is possible that the IRS will provide future guidance with respect to the treatment of instruments like the event-linked bonds or challenge the treatment adopted by the Fund for one or more of its event-linked bond investments. A change in the treatment of the Fund's event-linked bond investments that is required as a result of such guidance or an IRS challenge could affect the timing, character and amount of the Fund's income from the event-linked bonds. This, in turn, could affect whether the Fund has satisfied the requirements necessary to qualify as a RIC and to avoid a Fund-level tax.

An event-linked bond that is treated as equity may be subject to special U.S. federal income tax rules applicable to equity investments in a passive foreign investment company (a "PFIC") or a controlled foreign corporation (a "CFC"). See "Passive Foreign Investment Companies" below.

If U.S. shareholders (including the Real Asset Fund) collectively are treated as owning more than 25% of the equity of an issuer of an event-linked bond, the issuer may be treated as a CFC. In such event, if the Fund were considered to own a 10% or greater equity interest in the CFC as a result of its ownership of the issuer's event-linked bonds, the Fund would generally be required to include in income annually its pro rata share of certain or all of the CFC's earnings and profits, whether or not those earnings and profits are distributed as payments on the event-linked bonds or otherwise. As a result, the Fund could be subject to the distribution requirements discussed above with respect to such income without the concurrent receipt of cash.

PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may invest in a non-U.S. corporation, which could be treated as a PFIC or become a PFIC under the IRC. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on "excess distributions" received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively "PFIC income"), plus interest thereon even if such Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in such Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund's distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce a Fund's economic return from its investment in PFIC shares. To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a "qualified electing fund" ("QEF"), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain. As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF's annual ordinary earnings and net capital gain to satisfy the IRC's minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to such Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund's adjusted basis therein as of the end of that year. Pursuant to this election, a Fund may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. A Fund's adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund's income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease a Fund's investment company income distributable to its shareholders.

FOREIGN TAXATION. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund's total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, such Fund may file an election (the "pass-through election") with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. The Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will "pass-through" for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.

REITS. A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT's earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs. Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC or a TMP (referred to in the IRC as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of RICs, such as the Funds, will be allocated to shareholders of such RICs in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, the Fund may not be a suitable investment for certain tax-exempt-shareholders, including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan and other tax-exempt entities. See "Tax-Exempt Shareholders."

DISTRIBUTIONS. As described above, the Tax Exempt Bond Funds intend to invest in sufficient tax-exempt or municipal bonds so that they will qualify to pay "exempt-interest dividends" to shareholders. Except for exempt interest dividends paid by the Tax Exempt Bond Funds, distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then as capital gain. With respect to distributions from a Tax Exempt Bond Fund, since certain expenses attributable to earning tax-exempt income do not reduce current earnings and profits, it is possible that distributions, if any, in excess of net tax-exempt and taxable income will be treated as taxable dividends to the extent of its remaining earnings and profits (i.e., the amount of such expenses).

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as "capital gain dividends" (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Noncorporate shareholders of a Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of "qualified dividend income" received by such noncorporate shareholders in taxable years beginning before January 1, 2013. A Fund's distribution will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund's distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Under current law, beginning in 2013, a new 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts.

Each Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualify as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders are urged and advised to consult their own tax advisors for more information.

PURCHASES OF FUND SHARES. Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares of a Fund prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund's taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital.

SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder's holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. Any loss realized on a disposition will be disallowed under the "wash sale" rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or another Fund, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of a Fund's shares.

BACKUP WITHHOLDING. Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification ("TIN") certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

STATE AND LOCAL TAXES. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. SHAREHOLDERS ARE URGED AND ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE STATE AND LOCAL TAX RULES AFFECTING INVESTMENTS IN THE FUNDS.

NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the U.S. (or, if an income tax treaty applies, is attributable to a permanent establishment in the U.S.), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund, capital gains dividends, and, with respect to taxable years beginning before January 1, 2012, short-term capital gains dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the U.S. (or, if an income tax treaty applies, are attributable to a permanent establishment in the U.S. of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.

For taxable years beginning before January 1, 2012, non-U.S. shareholders are also exempt from federal income tax withholding on distributions designated by a Fund as interest-related dividends. Interest-related dividends are generally attributable to a RIC's net interest income earned on certain debt obligations and paid to non-U.S. shareholders. Each Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualify as interest-related dividends.

Distributions of a Fund when at least 50% of its assets are USRPIs, as defined in the IRC and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain "U.S. real property holding corporations," which may include certain REITs, among other entities, and certain REIT capital gain dividends) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the U.S., subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholder to file a U.S. federal income tax return.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Funds. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the U.S. and the non-U.S. shareholder's country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN). ALL NON-U.S. SHAREHOLDERS ARE URGED AND ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.

After December 31, 2012, recently enacted rules will require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain U.S.-source payments, including dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S. source interest or dividends ("Withholding Payments") made after December 31, 2012.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Pursuant to that guidance, it is possible that distributions and redemption payments made by the Fund after December 31, 2012 to a shareholder will be Withholding Payments and therefore subject to the new 30% withholding requirement. Withholding Payments to a foreign shareholder that is a "foreign financial institution" will generally be subject to withholding unless such shareholder enters into an agreement with the IRS. Withholding Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide a Fund with such certifications or other documentation as the Fund requires to comply with the new rules. Persons investing in a Fund through an intermediary should contact their intermediaries regarding the application of the new reporting and withholding regime to their investments in the Fund. The scope of these requirements remains unclear and potentially subject to material changes resulting from any future guidance. Shareholders are urged and advised to consult with their own tax advisor regarding the application of this new reporting and withholding regime to their own situation.

FOREIGN BANK AND FINANCIAL ACCOUNTS AND FOREIGN FINANCIAL ASSETS REPORTING REQUIREMENTS. A shareholder that owns directly or indirectly more than 50% by vote or value of a Fund, is urged and advised to consult its own tax adviser regarding its filing obligations with respect to IRS Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts.

Also, under recently enacted rules, subject to exceptions, individuals (and, to the extent provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in "specified foreign financial assets" on their U.S. federal income tax returns. It is currently unclear whether and under what circumstances shareholders would be required to report their indirect interests in a Fund's "specified foreign financial assets" (if any) under these new rules.

Shareholders may be subject to substantial penalties for failure to comply with these reporting requirements.
SHAREHOLDERS ARE URGED AND ADVISED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE WHETHER THESE REPORTING REQUIREMENTS ARE APPLICABLE TO THEM.

TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund as a result of such Fund's investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).

It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if the Fund recognizes "excess inclusion income" (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts
(CRTs) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.

TAX-EXEMPT SHAREHOLDERS ARE URGED AND ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

SHAREHOLDERS ARE URGED AND ADVISED TO CONSULT THEIR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND INCLUDING, BUT NOT LIMITED TO, THE APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AFFECTING THE PARTICULAR SHAREHOLDER AND TO POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

                              FINANCIAL STATEMENTS

Audited financial statements and financial highlights of the Funds for the fiscal year ended June 30, 2011, are set forth in the Funds' Annual Report to shareholders, including the notes thereto and the report of Ernst & Young LLP therein. The Annual Report is incorporated herein by reference.

                                   APPENDIX A

           OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the Prospectus, the investment adviser or the sub-advisers of each Fund may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the Prospectus, the investment adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. No Fund will use leverage in its options, futures and forward currency. Accordingly, each Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by either
(1) earmarking or setting aside cash or liquid, unencumbered, daily marked-to-market assets in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of a Fund's assets could impede portfolio management, or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. A Fund may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

Each Fund may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to a Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Fund may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Fund may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, a Fund may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Fund purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Fund may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by a Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, a Fund will be obligated to sell the security at less than its market value.

Each Fund may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case a Fund would expect to suffer a loss.

Each Fund may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Fund invests. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of indices on which options are purchased or written.

Each Fund may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. A Fund would enter into a long straddle when the investment adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. A Fund would enter into a short straddle when the investment adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, a Fund will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Fund may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants").
An index warrant is usually issued by a bank or other financial institution and gives a Fund the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Fund holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if a Fund holds a put warrant and the value of the underlying index falls, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. A Fund holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; a Fund holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If a Fund does not exercise an index warrant prior to its expiration, then a Fund loses the amount of the purchase price that it paid for the warrant.

Each Fund will normally use index warrants as it may use index options. The risks of a Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund's ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, the Trust has adopted the following investment guidelines to govern each Fund's use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

1. Each Fund will write only covered options, and each such option will remain covered so long as a Fund is obligated thereby; and

2. No Fund will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.


SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, a Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Fund is unable to effect a closing purchase transaction with respect to options it has acquired, a Fund will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and a Fund may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

1. The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the investment adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

2. Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a Fund will realize a loss in the amount of the premium paid and any transaction costs.

3. A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although a Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

4. With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in- the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If a Fund writes a call option on an index, a Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If a Fund holds an index option and exercises it before the closing index value for that day is available, a Fund runs the risk that the level of the underlying index may subsequently change.

5. A Fund's activities in the options markets may result in a higher Fund turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.


FUTURES AND RELATED OPTIONS STRATEGIES. Each Fund may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of a Fund's securities holdings. To the extent that a portion of a Fund's holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Fund correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of a Fund's holdings. A Fund may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Fund may purchase a call option on an index futures contract to hedge against a market advance in securities that a Fund plans to acquire at a future date. A Fund may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by a Fund. This is analogous to writing covered call options on securities. A Fund also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by a Fund.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, the Trust has adopted the following investment guidelines to govern each Fund's use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

1. Each Fund will engage only in covered futures transactions, and each such transaction will remain covered so long as a Fund is obligated thereby.

2. No Fund will write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.


SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Fund purchases a contract and the value of the contract rises, a Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Fund's obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements, a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Fund's use of futures contracts and related options, particular note should be taken of the following:

1. Successful use by a Fund of futures contracts and related options will depend upon the investment adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Fund has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to a Fund. If the price of the futures contract moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

2. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

3. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

4. Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

5. Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

6. As is the case with options, a Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Fund also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.


HEDGING STRATEGIES. The Funds' investment adviser may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by a Fund. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.

A Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's positions. When the investment adviser believes that a particular currency may decline compared to the U.S. dollar, a Fund may enter into a forward contract to sell the currency that the sub-adviser expects to decline in an amount approximating the value of some or all of a Fund's securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when a Fund anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.

A Fund also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, a Fund may write and purchase put and call options on securities and stock indices to hedge against the risk of fluctuations in the prices of securities held by a Fund or which the investment adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. A Fund also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect a Fund's securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. A Fund may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

A Fund will not enter into an options, futures or forward currency contract transaction that exposes the Fund to an obligation to another party unless a Fund either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS

Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of a Fund's position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.
Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.

As with other options and futures positions, a Fund's ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although a Fund will not purchase or write such positions unless and until, in the investment adviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, no Fund will enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.

                                   APPENDIX B

                       DESCRIPTION OF SECURITIES RATINGS

Moody's Investors Service, Inc. ("Moody's"), Standard &Poor's[R] ("S&P[R]"), Fitch Ratings, Inc. ("Fitch") and Egan-Jones Rating Company ("Egan-Jones") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P[R], Fitch and Egan-Jones are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The investment adviser and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. In that event, the investment adviser or sub-advisers will consider whether it is in the best interest of a Fund to continue to hold the securities.

Moody's credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities. Moody's defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default. Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility. Credit ratings are not statements of current or historical fact. Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities. Credit ratings do not comment on the suitability of an investment for any particular investor. Moody's issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P[R] issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P[R]'s view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Fitch credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, and repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money owed to them in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

An Egan-Jones's credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Credit ratings are based on current information obtained by Egan-Jones's from other sources it considers reliable. Egan-Jones does not perform an audit in connection with any credit rating and may rely on unaudited financial information. Credit ratings maybe changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

                           SHORT-TERM CREDIT RATINGS

MOODY'S

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

"P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations. "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations. "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations. "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P[R]

S&P[R]'s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P[R] for short-term issues:

"A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B-1" - Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"B-2" - Obligations are regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P[R] believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS - Country risk considerations are a standard part of S&P[R]'s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

FITCH

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

The following summarizes the rating categories used by Fitch for short-term obligations:

"F1" -- Highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" -- Good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

"F3" -- Fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

"B" -- Speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

"C" -- High short-term default risk. This designation indicates that default is a real possibility.

"RD" -- Restricted default. This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

"D" -- Default. This designation indicates a broad-based default event for an entity, or the default of all short-term obligations.

Specific limitations relevant to the Short-Term Ratings scale include:

The ratings do not predict a specific percentage of default likelihood over any given time period.
The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.
The ratings do not opine on the liquidity of the issuer's securities or stock. The ratings do not opine on the possible loss severity on an obligation should an obligation default.
The ratings do not opine on any quality related to an issuer or transaction's profile other than the agency's opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

EGAN-JONES

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by Egan-Jones for short-term obligations:

"A-1" -- A short-term obligation rated "A-1" is rated in the highest category by Egan-Jones. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" -- A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" -- A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" -- A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B-1" -- A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"B-2" -- A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"B-3" -- A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"C" -- A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" -- A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Egan-Jones believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LONG-TERM CREDIT RATINGS

MOODY'S

Moody's long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

The following summarizes the ratings used by Moody's for long-term debt:

"Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk. "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk. "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

"Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

"Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

"B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

"Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

"Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C" - Obligations rated "C" are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P[R]

Issue credit ratings are based, in varying degrees, on S&P[R]'s analysis of the following considerations:

         o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         o        Nature of and provisions of the obligation;

         o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P[R] for long-term issues:

"AAA" - An obligation rated "AAA" has the highest rating assigned by S&P[R]. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" - A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

"D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P[R] believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

"NR" - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P[R] does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS - Country risk considerations are a standard part of S&P[R]'s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

FITCH

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

The following summarizes long-term IDR categories used by Fitch:

"AAA" -- Highest credit quality. "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" -- Very high credit quality. "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" -- High credit quality. "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

"BBB" -- Good credit quality. "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

"BB" -- Speculative. "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

"B" -- Highly speculative. "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

"CCC" -- Substantial credit risk. "CCC" ratings indicate that default is a real possibility.

"CC" -- Very high levels of credit risk. "CC" ratings indicate default of some kind appears probable.

"C" -- Exceptionally high levels of credit risk. "C" ratings indicate default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include:

         a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

         b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

         c. Fitch otherwise believes a condition of "RD" or "D" to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.


"RD" - Restricted default. "RD" ratings indicate an issuer that in Fitch's opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

         a. the selective payment default on a specific class or currency of debt;

         b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

         c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

         d. execution of a distressed debt exchange on one or more material financial obligations.


"D" -- Default. "D" ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-Term IDR category, or to Long-Term IDR categories below "B."

Specific limitations relevant to the issuer credit rating scale include:

The ratings do not predict a specific percentage of default likelihood over any given time period.
The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.
The ratings do not opine on the liquidity of the issuer's securities or stock. The ratings do not opine on the possible loss severity on an obligation should an issuer default. The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.
The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

EGAN-JONES

Credit ratings are based, in varying degrees, on the following considerations:

Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

Nature of and provisions of the obligation;

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The credit rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

"AAA" -- An obligation rated "AAA" has the highest rating assigned by Egan-Jones, The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" -- An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"BB," "B," "CCC," "CC," and "C" -- Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" -- An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

"D" -- An obligation rated "D' is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Egan-Jones believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) -- The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

"NR" -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Egan-Jones does not rate a particular obligation as a matter of policy.

                             MUNICIPAL NOTE RATINGS

MOODY'S

Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG 1" through "MIG 3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody's for these short-term obligations:

"MIG 1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG 2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

"MIG 3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

"SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG 1".

VMIG rating expirations are a function of each issue's specific structural or credit features.

"VMIG 1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG 2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG 3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P[R]

An S&P[R] U.S. municipal note rating reflects S&P[R]'s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P[R]'s analysis will review the following considerations:

         o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

         o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

"SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

"SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest. FITCH Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings. EGAN-JONES

Egan-Jones uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX C

                      RODNEY SQUARE MANAGEMENT CORPORATION

               PROXY POLICIES, PROCEDURES, AND VOTING GUIDELINES
                         SPECIFIC TO THE WT MUTUAL FUND


I. INTRODUCTION

Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") provides that it will be a fraudulent, deceptive or manipulative act, practice, or course of business within the meaning of Section 206(4) of the Advisers Act for an investment adviser to exercise voting authority with respect to client securities unless the investment adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of clients. In addition, Rule 204-2 under the Advisers Act sets forth record-keeping requirements.

These procedures apply to registered investment advisers who have implicit or explicit voting authority over client securities. For Rodney Square Management Corporation ("RSMC"), these Policies, Procedures, and Voting Guidelines are intended to form the basis for voting, recording and providing required disclosures to the WT Mutual Fund (the "Trust"), RSMC's only advisory client.

 The Trust has adopted related policies and procedures to comply with similar regulatory requirements under the

 Investment Company Act of 1940, as amended (the "Investment Company Act").

II. PROXY VOTING DELEGATION

A.       From the Trust to RSMC and affiliated Investment Advisers:

         1. The Trust has numerous investment portfolios ("Funds"), most of which are advised by RSMC, and others that are managed by Investment Advisers that are affiliated with RSMC. In addition, portions of some Funds are managed by Sub-Advisers.

         2. The voting of proxies for securities held by the Trust has been delegated by the Trust's Board of Trustees (the "Trustees") to RSMC and its affiliated Investment Advisers.

B.       From RSMC to Wilmington Trust Company:

         1. Pursuant to a Services Agreement between RSMC and its affiliate, Wilmington Trust Company ("Wilmington Trust"), certain dual employees of RSMC and Wilmington Trust may be authorized to coordinate the casting of proxy votes on behalf of RSMC's clients, provided that the procedures and guidelines herein are followed by such individuals.

C.       From RSMC to Certain Sub-Advisers:

         1. An Investment Adviser may further delegate proxy voting responsibilities to one or more Sub-Advisers to a Fund if it is deemed that the Sub-Adviser(s) has the best level of expertise in a particular type of securities, or for other compelling reasons.

         2. Currently, RSMC has elected to delegate voting on behalf of the Multi-Manager International Fund to the Sub-Advisers currently managing portions of that Fund and certain sub-advisers managing portions of the Multi-Manager Real Asset Fund.

III. PROXY VOTING POLICIES AND PROCEDURES

A.       General Policy Statement:

         1. Based on the premise that an issuer's board of directors can properly assess the best course for a company and will act in the best interests of the shareholders in pursuing maximum long-term value, proxies will generally be voted as recommended by the issuer's board of directors, except in cases where stockholder rights are substantially impaired, or as otherwise stated below.

         2. As new issues arise and trends develop, voting practices will be modified accordingly.

         3. Proxy voting for securities held by RSMC-advised Funds is conducted in accordance with Proxy Voting Guidelines set forth herein that Wilmington Trust has independently developed over time.

         4. An independent proxy service vendor, hired by the Adviser, , provides the mechanism through which the proxies for securities held by RSMC-advised Funds are voted, but the voting of those proxies is directed by Wilmington Trust's proxy analyst and is entirely based on Wilmington Trust's Proxy Voting Guidelines.

         5. The proxy analyst conducts appropriate research based upon data gathered from the issuer's proxy documents, proxy vendor research material, financial publications, and other sources.

B.       Additions to and Deviations from Proxy Voting Guidelines:

         1. When a significant issue arises that is not addressed by Proxy Voting Guidelines currently in effect, the proxy analyst brings it to the attention of Wilmington Trust's Proxy Policy Committee (the "Policy Committee"). The Policy Committee determines how the proxy should be voted and such determinations may result in the adoption of a new voting guideline.

         2. If the proxy analyst perceives the presence of special circumstances that would warrant making an exception to a guideline, the proxy analyst must refer the matter to the Policy Committee for final determination. The exception may then become the rule should the Policy Committee decide that an existing guideline should be reversed in light of changing times and circumstances.

C.       Conflicts of Interest:

         1. A potential conflict of interest may exist when RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of a Fund and that could compromise RSMC's independence of judgment and action in voting the proxy in the best interests of a Fund's shareholders.

         2. In general, RSMC believes that consistently voting in accordance with the Proxy Voting Guidelines will address most anticipated conflicts of interest, as this process ensures that where there is a conflict of interest the proxy will be voted no differently than it would be voted in the absence of such conflict.

         3. Should RSMC deviate from the Proxy Voting Guidelines on a particular vote, then each matter being voted upon will be carefully assessed by the proxy analyst and the Policy Committee to determine if a conflict of interest is present.

         4. In the event of a material conflict of interest, the Committee shall determine an appropriate resolution, which may include consultation with the Trust's management or Trustees, analyses by independent third parties, or other means necessary to ensure and demonstrate that a proxy was voted in the best interests of the Fund's shareholders and was not affected by RSMC's or another party's conflict.

D.       Written Analysis:

         1. Written analysis and related documentation must be retained to support (i) any conclusion as to how to cast votes with respect to changes to or deviation from current Proxy Voting Guidelines and/or (ii) the resolution of conflict of interest on a particular vote.

         2. This material should be preserved by RSMC, provided to the Trust, and maintained in the proxy voting files. However, public disclosure of such analysis is not required.

IV. PROXY VOTING GUIDELINES

A.       RSMC will generally vote WITH AN ISSUER'S MANAGEMENT by voting:

         1.       For election of directors;

         2.       For appointment of auditors;

         3.       For uncontested mergers;

         4.       For proposals to establish a staggered board;

         5. For proposals to require that directors can be removed only for cause;

         6.       For proposals to increase authorized shares;

         7. For proposals to require supermajority vote for takeover-related events -- if there is a "fair price" provision but we vote against management if there isn't a fair price provision;

         8. For proposals to limit director liability and indemnify directors, if the proposal provides that directors would remain liable and would not be indemnified should it be determined that there was willful misconduct on their part. We do not vote in favor of indemnification if there is pending litigation against directors;

         9. For executive stock option plans, employee stock-purchase plans, and compensation-related proposals in general, except we vote against proposals to re-price options;

         10. For proposals from heretofore tax-exempt funds to remove limits on investments in securities that are not exempt from the federal alternative minimum tax;

         11. For proposals to reincorporate outside of the U.S. for tax savings;

         12. As management recommends on proposals to eliminate or establish preemptive rights;

         13. As management recommends on proposals to eliminate or establish cumulative voting;

         14. Against shareholder proposals that the company not provide pension benefits to non-employee directors;

         15. Against shareholder proposals to require a shareholder vote on large issuances of voting shares to a single person or group;

         16.      Against shareholder proposals to require confidential voting;

         17. Against shareholder proposals to change the company's requirements regarding independent directors, provided that the company is meeting the standards determined appropriate by NASDAQ and the New York Stock Exchange and approved by the Securities and Exchange Commission;

         18. Against shareholder proposals to subscribe to McBride Principles in Northern Ireland, or to cease doing business in countries with human rights violations.

         19.      Against shareholder proposals to limit "golden parachutes;"

         20. Against shareholder proposals to limit the money paid to the company's auditors for non-auditing services;

         21.      Against shareholder proposals to index options;

         22. With respect to mutual funds, for proposals to allow fund mergers to occur without shareholder vote being required, subject to the rules of the Investment Company Act of 1940;

         23. For proposals to allow mutual funds to put into effect new or amended sub-advisory agreements without shareholder approval being required; and

         24. As management recommends on proposals regarding whether to use majority vote or the plurality system for the election of directors.

B.       RSMC will generally vote AGAINST AN ISSUER'S MANAGEMENT by voting:

         1. For shareholder proposals requesting that management rescind takeover-related rights plans, except we don't oppose the rights plan if it has a permitted bid provision and the provision is reasonable;

         2. For shareholder proposals to amend the by-laws of Delaware corporations to provide that they will no longer be governed by Section 203 of the Delaware General Corporation Law;

         3. For shareholder proposals to exclude abstentions when tabulating votes;

         4. Against proposals to establish a new class of common stock with magnified voting power;

         5. Against proposals to eliminate shareholder action by written consent;

         6. Against proposals to require that shareholder meetings can only be called by the board of directors. We favor provisions whereby special shareholder meetings can be called by an individual or group with at least ten percent voting power, and oppose proposals that would move the threshold away from ten percent - either higher or lower;

         7. Against proposals to authorize the board to adopt, amend, or repeal the company's by-laws without shareholder vote;

         8. Against proposals to require more than a simple majority shareholder vote to remove directors for cause;

         9.       Against proposals to re-price options;

         10. In the case of British companies: Against proposals to disenfranchise shareholders who own more than a certain percentage of the outstanding stock and do not respond quickly enough to the company's request to disclose the size of their holdings;

         11. In the case of French companies: Against proposals to allow the board to issue stock in response to a takeover offer; and

         12.      With respect to mutual funds,

                  a. against proposals to change a fund's investment objective, unless there is an extremely compelling reason,

                  b. against proposals to eliminate the requirement that changes in a mutual fund's investment objective be subject to shareholder vote,

                  c. against proposals to change any of a mutual fund's investment policies in a manner that would be counter to the fund's investment objective, and

                  d. if it is apparent that one of a mutual fund's investment policies could be changed in a manner that would be counter to the fund's investment objective, then we would vote against a proposal to eliminate the shareholder vote required to change that particular investment policy.

         C.       Conflicts of Interest


          The firm believes that material conflicts are generally avoided because the firm votes according to a longstanding, pre-determined voting policy. The firm casts votes in accordance with these pre-determined guidelines regardless of whether the matters being voted upon relate to shares of affiliated mutual funds, Wilmington Trust Corporation stock, or shares of unaffiliated issuers. However, should a proposal be made to cast votes-either with or against the recommendations of an issuer's management-in a manner not consistent with current voting policy, then the matter shall be referred to the Proxy Policy Committee. The Committee should review the matter to assure that
(i) voting outside of the pre-determined policy is appropriate and (ii) no material conflicts of interest are present. Should material conflicts be identified, then the firm may vote proxies in accordance with the recommendations of an independent thirty-party or use other reasonable means to ensure that the voting decision is insulated from the conflict. Documentation of these findings and decisions will be maintained in the proxy files, with copies provided to the appropriate compliance staff.

D.       Dodd-Frank Act Say on Pay Votes


          We vote (i) on a case by case basis non-binding proposals to approve the compensation paid to the company's named executive officers, (ii) in favor of the maximum interval for voting on that proposal, which is once every three years, and (iii) in favor of the company's golden parachute arrangements.

TIME-PHASED VOTING

For the few companies that utilize time-phased voting, Wilmington Trust will endeavor to research and provide the acquisition related information in an effort to ensure that qualifying holdings can take advantage of any magnified voting power to which they may be entitled.

V. PROXY VOTING RECORD-KEEPING

A.       RSMC's Record-keeping Responsibilities under the Advisers Act:

In compliance with the rule amendments that require advisers to maintain certain records relating to the proxy votes cast for clients, RSMC shall maintain the following records:

1. Copies of all proxy voting policies, procedures, and voting guidelines;

2. Copies of each proxy voting statement received regarding client securities;

3.       Records of each vote cast;

4. Copies of any documents created by RSMC that were material to making a decision on how to vote a proxy, or that memorialize the basis for such decision, including written consents from clients.

5. Copies of all written client requests for proxy voting records and any written response from RSMC to any (written or oral) request for such information.

6. RSMC shall keep its proxy voting books and records, including all of the above items, in an easily accessible place for six years (the first two years in an appropriate office of RSMC).

B.       RSMC's Record-keeping Responsibilities under the Investment Company
         Act:

1. RSMC shall maintain separate records of each proxy vote it casts on behalf of each Fund during the 12-month period ended June 30(th) of each year in the following format:

--------------------------------------------------------------------------------
NAME OF THE ISSUER OF THE FUND SECURITY
--------------------------------------------------------------------------------
EXCHANGE TICKER SYMBOL OF THE FUND SECURITY
(IF REASONABLY AVAILABLE)
--------------------------------------------------------------------------------
CUSIP NUMBER FOR THE FUND SECURITY
(IF REASONABLY AVAILABLE)
--------------------------------------------------------------------------------
SHAREHOLDER MEETING DATE
--------------------------------------------------------------------------------
BRIEF SUMMARY OF EACH MATTER VOTED UPON
--------------------------------------------------------------------------------
WHETHER THE MATTER WAS PROPOSED BY THE ISSUER OR BY A SECURITY HOLDER
--------------------------------------------------------------------------------
WHETHER RSMC VOTED THE FUND'S SHARES ON THE MATTER
--------------------------------------------------------------------------------
HOW THE VOTE WAS CAST -- "FOR," "AGAINST," "ABSTAIN," OR "WITHHELD" REGARDING ELECTION OF DIRECTORS
--------------------------------------------------------------------------------
WHETHER RSMC VOTED THE FUND'S SHARES
WITH OR AGAINST THE ISSUER'S MANAGEMENT
--------------------------------------------------------------------------------

2. RSMC will also support and coordinate all reporting and disclosure requirements.

3. Proxy vendor or another third-party administrator maybe engaged to perform some or all of the activities described herein.


VI. DISCLOSURE REQUIREMENTS


A.       Disclosure of Proxy Voting Policies, Procedures, and Records:

         1. RSMC shall prepare a concise summary of this document for delivery to any client upon request.

         2. The summary should also indicate that a copy of the complete Proxy Policies, Procedures, and Voting Guidelines is available upon request by clients.

         3. RSMC shall also inform clients how to obtain information on how their securities were voted.

Adopted as of July 1, 2005 and ratified and confirmed by the Trustees on September 1, 2005; structural conforming changes made November 2008, August 2009, October 2009, July 2010, April 2011

                                   APPENDIX D


                          ACADIAN ASSET MANAGEMENT LLC

                              PROXY VOTING POLICY

                              (AS OF AUGUST 2009)


Acadian will accept the fiduciary responsibility to vote proxies if directed by a client. Acadian has adopted a proxy voting policy reasonably designed to ensure that it votes proxies in the best interest of clients. Acadian utilizes the services of an unaffiliated proxy firm to help manage the proxy voting process and to research and vote proxies on behalf of Acadian's clients. Unless a client provides a client specific voting criteria to be followed when voting proxies on behalf of holdings in their portfolio, each vote is made according to predetermined guidelines agreed to between the proxy firm and Acadian. Acadian believes that utilizing this proxy service firm helps Acadian vote in the best interest of clients and insulates Acadian's voting decisions from any potential conflicts of interest.

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients' best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

PROXY VOTING GUIDELINES

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. To assist in this effort, Acadian has retained RiskMetrics Group (formerly ISS) to research and vote its proxies. RiskMetrics provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on RiskMetrics to vote proxies ensures that Acadian votes in the best interest of its clients and insulates Acadian's voting decisions from any potential conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to RiskMetrics to implement when voting proxies involving that client's portfolio.

There may be occasions when Acadian determines that not voting a proxy may be in the best interests of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client or in share blocking markets.

Unless contrary instructions are received from a client, Acadian has instructed RiskMetrics to not vote proxies in so-called "share blocking" markets. Share-blocking markets are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts anywhere from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client's portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked. Shareholders who do not vote are not subject to the blocking procedure.

Acadian also reserves the right to override RiskMetrics vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the RiskMetrics recommendation is in the best interest of clients. All overrides will be approved by an Officer of Acadian and will be documented with the reasons for voting against the RiskMetrics recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian's interests. In these situations RiskMetrics will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and RiskMetrics before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, the Proxy Coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to RiskMetrics to vote the proxy in accordance with the predetermined voting policy.

VOTING POLICIES

Acadian has adopted the proxy voting policies developed by RiskMetrics, summaries of which can be found at http://www.riskmetrics.com/policy and which are deemed to be incorporated herein. The policies have been developed based on RiskMetrics' independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change its proxy voting policy from time to time without providing notice of changes to clients.

VOTING PROCESS

Acadian has appointed the head of Operations to act as Proxy Coordinator. The Proxy Coordinator acts as coordinator with RiskMetrics including ensuring proxies Acadian is responsible to vote are forwarded to RiskMetrics, overseeing that RiskMetrics is voting assigned client accounts and maintaining appropriate authorization and voting records.

After RiskMetrics is notified by the custodian of a proxy that requires voting and/or after RiskMetrics cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, RiskMetrics will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by RiskMetrics Global Proxy Distribution Service and Broadridge's Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. RiskMetrics assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Proxy voting records are available to all clients upon request.

PROXY VOTING RECORD

Acadian's Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ RiskMetrics voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

OBTAINING A VOTING PROXY REPORT

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by contacting Amy Conklin in Acadian's Client Communications Group at 1-800-946-0166 or aconklin@acadian-asset.com.

                                  APPENDIX E

                             ARTIO GLOBAL INVESTORS
           (FORMERLY KNOWN AS JULIUS BAER INVESTMENT MANAGEMENT LLC)
                            PROXY VOTING PROCEDURES
                                   JUNE 2008

A. General

It is the policy of Artio to consider and vote each proxy proposal in the best interests of clients and account beneficiaries with respect to securities held in the accounts of all clients for whom Artio Global provides discretionary investment management services and has authority to vote their proxies.

Artio may vote proxies as part of its authority to manage, acquire and dispose of account assets. Artio will not vote proxies if the advisory agreement does not provide for Artio to vote proxies or the "named fiduciary" for an account has explicitly reserved the authority for itself.

When voting proxies for client accounts, Artio's primary objective is to make voting decisions solely in the best interests of clients and account beneficiaries. In fulfilling its obligations to clients, Artio will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts.

B. Proxy Oversight Committee

In order to properly monitor the proxy voting process, a Proxy Oversight Committee ("Committee") shall meet periodically to evaluate the effectiveness of Artio's proxy voting process, and to address potential conflicts of interest as they arise. The members of the Committee include the individuals listed in Appendix A (attached hereto), and shall be selected from personnel of Artio consisting of executive, compliance, legal, and operations.

C. Procedures

Artio Operations Department ("OPS") is responsible for establishing all new accounts on the Charles River System. A New Account Checklist which is signed and approved by all key departments of Artio is circulated along with the agreed upon Investment Guidelines for that client. OPS will code the applicable client account as "proxy voting" by including it in the proxy voting group on Charles River.

To assist Artio in its responsibility for voting proxies and to ensure consistency in voting proxies on behalf of its clients, ArtioM has retained the proxy voting and recording services of Institutional Shareholder Services ("ISS"). ISS is an independent third-party service that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. Artio intends to vote in accordance with ISS's recommendations to address, among other things, any material conflicts of interests between clients and the interests of Artio or its affiliates. Artio has instructed ISS not to vote proxies when liquidity of client accounts could be adversely affected. The ISS predetermined guidelines are listed as Appendix B.

In order to ensure that ISS performs its delegated duties, OPS will provide the client's custodian a letter authorizing the custodian to forward proxy ballots to ISS. In addition, ISS is sent a copy of this letter so that it may initiate a relationship with the custodian. ISS will provide an exception list of those accounts for which ballots are not yet being received. OPS will follow up with the relevant custodian to resolve outstanding matters.Northern Trust will also supply at least on a monthly basis a full listing of positions so that ISS may ensure that they are completely voting all ballots.

D. Conflicts of Interest

Artio is sensitive of conflicts of interest that may arise in the proxy decision-making process from a policy standpoint, and seeks to avoid any undue or inappropriate influence in the proxy voting process. The objective is to ensure that Portfolio Management exercise overrides of ISS votes only in the Clients' best interests. The Proxy Voting Committee exists to provide an additional level of independence to ensure overrides are properly exercised.

Artio has identified the following potential conflicts of interest:

     (i) A principal of Artio or any person involved in the proxy decision-making process currently serves on the company's Board or is an executive officer of the company.

     (ii) An immediate family member of a principal of Artio or any person involved in the proxy decision-making process currently serves as a director or executive officer of the company.

     (iii) The company is a client of the firm (or an affiliate of a client), provided that any client relationship that represents less than 2.5% of the firm's revenues or less than $75,000 in annual revenues shall be presumed to be immaterial.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the CCO of Artio.

Under such circumstances, Artio will vote in accordance with ISS' predetermined guidelines, except as described below in section E.

E. Overrides of ISS

Artio has provided implied consent to ISS to vote in accord with their recommendation and will generally do so. Artio Portfolio Management also retains the ability to override ISS votes where the Manager believes the override is in the Client's best interests.

In cases where an override is requested, the Portfolio Manager must prepare a memorandum explaining the rationale for deviating from the ISS vote and why the client's interests are better served by deviating from the ISS recommendation.The Portfolio Management memorandum is then submitted to the Proxy Committee for consideration prior to the submission of voting instructions through ISS.

Criteria to be considered by the Committee in granting or denying a request to override include:

     (a)  the size of the investment in dollars;

     (b) the size of the investment relative to the applicable Fund (in basis points);

     (c) the percent of ownership Artio Global controls in the subject company;

     (d)  the significance of the issue considered in the proxy;

     (e) the rationale for the need for an override as detailed in the memorandum from Portfolio Management;

     (f)  any actual or perceived conflicts of interest.

It is therefore well within the Proxy Committee's authority to reject a Portfolio Management request if the Committee is not satisfied that sufficient grounds are met to grant an override.

Committee minutes and all such documentation shall be maintained as part of the firm's records.

F. Monitoring

ISS will provide ad-hoc reporting as well as quarterly board reporting for client which details the voting record and denotes any exceptions wherein Artio has deviated from its normal policy. If such activity is detected, OPS will elevate the report to Senior Management, including the Head of Legal and Compliance and the Chief Compliance Officer ("CCO"). Artio Portfolio Management will provide the Artio CCO with a written explanation of the reason for the exception. All such records shall be maintained as part of the firm's books and records.

G. Reporting and Disclosure for Artio

Once each year, Artio shall provide the entire voting record electronically in accordance with the posting of such proxy voting records to the Julius Baer Funds website (N-PX filing). With respect to those proxies that the Proxy Committee has identified as involving a conflict of interest, the Proxy Committee shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Artio shall disclose within its Form ADV how other clients can obtain information on how their securities were voted. Artio shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request. A description of the proxy voting policy and procedures is also available upon request on the Julius Baer Funds and SEC websites. Information regarding how the Julius Baer Funds voted proxies relating to portfolio securities during the most recent fiscal year ended June 30 is available on the Julius Baer Funds and SEC website as well.

     a.   Recordkeeping

Artio shall retain records relating to the voting of proxies, including:

     1. A copy of this proxy voting policy and procedures and ISS Proxy Voting Guidelines relating to the voting of proxies.

     2. A copy of each proxy statement received by Artio regarding portfolio securities in Artio client accounts.

     3.   A record of each vote cast by Artio on behalf of a client.

     4. A copy of each written client request for information on how Artio voted proxies on behalf of the client account, and a copy of any written response by Artio to the client account.

     5. A copy of any document prepared by Artio that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

Artio shall rely on proxy statements filed on the SEC's EDGAR system instead of maintaining its own copies and on proxy statements and records of proxy votes cast by Artio maintained at ISS. Artio shall obtain an undertaking from ISS to provide a copy of the documents promptly upon request.

These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of Artio.

                                   APPENDIX A
                  LIST OF MEMBERS OF PROXY OVERSIGHT COMMITTEE

                                ARTIO OPERATIONS
                                CCO OF JB FUNDS
                                  CCO OF ARTIO

                                   APPENDIX F

                          CBRE CLARION SECURITIES LLC
                 (FORMERLY, ING CLARION REAL ESTATE SECURITIES)

                              PROXY VOTING POLICY

PROXY VOTING POLICIES AND PROCEDURES

AS OF MAY 27, 2010

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When ING Clarion Real Estate Securities ("ING CRES") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

ING CRES has engaged Risk Metrics Group ("RMG") to provide services with respect to proxy voting, including the tracking of proxies received for clients, providing notice to ING CRES concerning dates votes are due, the actual casting of ballots and recordkeeping. It is important to recognize that the ability for RMG and ING CRES to process proxy voting decisions in a timely manner is contingent in large part on the custodian banks holding securities for ING CRES clients. On a daily basis, ING CRES provides RMG with a list of securities held in each account over which ING CRES has voting authority. In addition, ING CRES provides RMG with its proxy voting guidelines.

Voting decisions remain within the discretion of ING CRES. On a daily basis, ING CRES reviews an online system maintained by RMG in order to monitor for upcoming votes. When a pending vote is identified, the appropriate analyst reviews the ballots, along with supplemental information about the vote provided by RMG and - if available - other research providers employed by ING CRES. The analyst makes the voting decision. If the analyst votes in contravention of the ING CRES proxy voting guidelines, the analyst's decision must be approved by a senior member of the investment team based on completion of the applicable form containing an explanation documented by the analyst outlining the voting rationale. The Chief Compliance Officer or Compliance Officer must ensure that the appropriate approval has been received and evidence such review by signature.

Except as otherwise noted, operation of the proxy voting process is coordinated by trade settlement operations. Compliance is responsible for oversight of and testing of the process. As noted above, RMG provides recordkeeping services, including retaining a copy of each proxy statement received and each vote cast. This information is available to ING CRES upon request.

For the accounts over which ING CRES maintains proxy voting authority, ING CRES will vote proxies in accordance with its proxy voting guidelines. ING CRES may, in certain circumstances, voluntarily adhere to guidelines established by its clients if doing so can be accomplished within the proxy voting process through RMG as described above. Otherwise, ING CRES will not accept proxy voting authority to the extent clients wish to impose voting guidelines different from those of ING CRES. As the responsibility for proxy voting is defined at the outset of the client relationship (and documented in the Investment Management Agreement), ING CRES does not anticipate any confusion on the part of its clients in this respect.

ING CRES will identify any conflicts that exist between the interests of ING CRES and its clients. This examination will include a review of the relationship of ING CRES with the companies comprising the firm's investable universe to determine if the issuer is a client of ING CRES or has some other relationship with the firm. If a material conflict exists, Clarion will determine whether voting in accordance with its voting guidelines is in the best interests of its clients (or particular affected clients). ING CRES will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA

Clients"), will give the clients the opportunity to vote their proxies themselves. In the case of ERISA Clients, if the Investment Management Agreement reserves to the ERISA Client the authority to vote proxies when ING CRES determines it has a material conflict that affects its best judgment as an ERISA fiduciary, ING CRES will give the ERISA Client the opportunity to vote the proxies themselves.

ING CRES will maintain files relating to its proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept on site. These files will include (1) copies of the proxy voting policies and procedures and any amendments thereto, (2) a copy of any document Clarion created that was material to making a decision how to vote proxies or that memorializes that decision, and (3) a copy of each written client request for information on how Clarion voted such client's proxies and a copy of any written response to any (written or oral) client request for information on how ING CRES voted its proxies.

  CLIENTS MAY CONTACT THE CHIEF COMPLIANCE OFFICER, ROBERT TULL, VIA E-MAIL AT ROBERT.TULL@INGCLARION.COM, OR TELEPHONE (610) 995-8944, TO OBTAIN A COPY OF
    THESE POLICIES AND PROCEDURES (AND, IF DESIRED, THE FIRM'S PROXY VOTING GUIDELINES) OR TO REQUEST INFORMATION ON THE VOTING OF SUCH CLIENT'S PROXIES. A WRITTEN RESPONSE WILL LIST, WITH RESPECT TO EACH VOTED PROXY THAT THE CLIENT HAS INQUIRED ABOUT, (1) THE NAME OF THE ISSUER, (2) THE PROPOSAL VOTED UPON, AND (3)
                     HOW ING CRES VOTED THE CLIENT'S PROXY

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

                                   APPENDIX G

                          DIMENSIONAL FUND ADVISORS LP

                              PROXY VOTING POLICY

          Dimensional Fund Advisors LP, ("Dimensional") has adopted certain Proxy Voting Policies and Procedures (the "Voting Policies") and Proxy Voting Guidelines ("Voting Guidelines") for voting proxies on behalf of clients. The Voting Guidelines are largely based on those developed by Institutional Shareholder Services Inc., an independent third party service provider ("ISS"), except with respect to certain matters for which Dimensional has modified the standard ISS voting guidelines. A concise summary of the Voting Guidelines is provided.

          The Investment Committee at Dimensional is generally responsible for overseeing Dimensional's proxy voting process. The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of Dimensional and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of Dimensional to vote proxies on behalf of its clients, including all authorized traders of Dimensional.

          Dimensional seeks to vote votes (or refrains from voting) proxies in a manner consistent with the best interests of its clients as understood by Dimensional at the time of the vote. Generally, Dimensional analyzes proxy statements on behalf of its clients and instructs the vote (or refrains from voting) in accordance with the Voting Policies and the Voting Guidelines. Since most proxies Dimensional receives are instructed to be voted in accordance with the Voting Guidelines, it normally will not be necessary for Dimensional to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Dimensional during the proxy voting process. However, the Voting Policies do address the procedures to be followed if a conflict of interest arises between the interests of the client, and the interests of Dimensional or its affiliates. If a Corporate Governance Committee ("Committee") member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines (or in the case where the Voting Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the client. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a client in the circumstances described in this paragraph, Dimensional will report annually on such determinations to the client, as applicable.

          Dimensional will usually instruct voting of proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, Dimensional reserves the right to instruct votes counter to the Voting Guidelines if, after a review of the matter, Dimensional believes that the best interests of the client would be served by such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee. To the extent that the Voting Guidelines do not cover potential voting issues, Dimensional will vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that Dimensional believes would be in the best interests of its clients.

          Dimensional seeks to vote (or refrain from voting) proxies in a manner that Dimensional determines is in the best interests of its clients and which seeks to maximize the value of such clients' investments. In some cases, Dimensional may determine that it is in the best interests of a client to refrain from exercising proxy voting rights. Dimensional may determine that voting is not in the best interest of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of

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

Dimensional, exceed the expected benefits of voting. For securities on loan, Dimensional will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is Dimensional's belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by Dimensional recalling loaned securities in order to ensure they are voted. Dimensional does intend to recall securities on loan if it determines that voting the securities is likely to materially affect the value of the client's investment and that it is in the client's best interests to do so. In cases where Dimensional does not receive a solicitation or enough information within a sufficient time (as reasonably determined by Dimensional) prior to the proxy-voting deadline, Dimensional or its services provider may be unable to vote.

          With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs, and other requirements or restrictions. Dimensional does not intend to vote proxies of non- U.S. companies if Dimensional determines that the expected economic costs from voting outweigh the anticipated economic benefit to a client associated with voting. Dimensional intends to make its determination on whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally seeks to implement uniform voting procedures for all proxies of companies in a country. Dimensional periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio by portfolio and country by country basis, in order to determine if there have been any material changes that would affect Dimensional's decision of whether or not to vote. In the event Dimensional is made aware of and believes an issue to be voted is likely to materially affect the economic value of a client, that its vote is reasonably likely to influence the ultimate outcome of the contest, and the expected benefits of voting the proxies exceed the costs, Dimensional will make every reasonable effort to vote such proxies.

          Dimensional has retained ISS to provide certain services with respect to proxy voting. ISS provides information on shareholder meeting dates and proxy materials; translates proxy materials printed in a foreign language; provides research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effects votes on behalf of the clients; and provides reports concerning the proxies voted (the "Proxy Voting Services"). In addition, Dimensional may retain the services of supplemental third-party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Voting Guidelines. Although Dimensional retains third-party service providers for proxy issues, Dimensional remains responsible for proxy voting decisions. In this regard, Dimensional uses commercially reasonable efforts to oversee the directed delegation to third-party proxy voting service providers, upon which Dimensional relies to carry out the Proxy Voting Services. In the event that the Voting Guidelines are not implemented precisely as Dimensional intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g. misvotes or missed votes), then such instances will not necessarily be deemed by Dimensional as a breach of the Voting Policies.

              CONCISE SUMMARY OF 2011 U.S. PROXY VOTING GUIDELINES

               EFFECTIVE FOR MEETINGS ON OR AFTER JANUARY 3, 2011

          In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. ("ISS").

          Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor's clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning:
Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

          Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis. If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly. If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.
Routine/Miscellaneous

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:
         o An auditor has a financial interest in or association with the company, and is therefore not independent;
         o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
         o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
         o        Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:
         o Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/preparation fees

BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be determined CASE-BY-CASE.
Four fundamental principles apply when determining votes on director nominees:

         1. Board Accountability
         2. Board Responsiveness
         3. Director Independence
         4. Director Competence


1. BOARD ACCOUNTABILITY
VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), for the following:
PROBLEMATIC TAKEOVER DEFENSES:

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1.1. The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election -- any or all appropriate nominees (except new) may be held accountable;

1.2. The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).
Take into consideration the company's five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

         o        A classified board structure;

         o        A supermajority vote requirement;

         o Majority vote standard for director elections with no carve out for contested elections;

         o The inability for shareholders to call special meetings; o The inability for shareholders to act by written consent;

         o        A dual-class structure; and/or

         o        A non-shareholder approved poison pill.

1.3. The company's poison pill has a "dead-hand" or "modified dead-hand" feature. Vote withhold/against every year until this feature is removed;
1.4. The board adopts a poison pill with a term of more than 12 months ("long-term pill"), or renews any existing pill, including any "short-term" pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009); 1.5. The board makes a material adverse change to an existing poison pill without shareholder approval.
Vote CASE-BY-CASE on all nominees if:
1.6. the board adopts a poison pill with a term of 12 months or less ("short-term pill") without shareholder approval, taking into account the following factors:

         o The date of the pill's adoption relative to the date of the next meeting of shareholders- i. e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;
         o        The issuer's rationale;
         o        The issuer's governance structure and practices; and
         o        The issuer's track record of accountability to shareholders.

PROBLEMATIC AUDIT-RELATED PRACTICES
Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:
1.7. The non-audit fees paid to the auditor are excessive (see discussion under "AUDITOR RATIFICATION");
1.8. The company receives an adverse opinion on the company's financial statements from its auditor; or
1.9. There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm. Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:
1.10. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at

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

remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

PROBLEMATIC COMPENSATION PRACTICES
Vote WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

1.11. There is a negative correlation between chief executive pay and company performance (see PAY FOR PERFORMANCE Policy);
1.12. The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the company's equity plan;
1.13. The company fails to submit one-time transfers of stock options to a shareholder vote;
1.14. The company fails to fulfill the terms of a burn rate commitment made to shareholders;
1.15. The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

GOVERNANCE FAILURES
Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to: 1.16. Material failures of governance, stewardship, or fiduciary responsibilities at the company; 1.17. Failure to replace management as appropriate; or 1.18. Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. BOARD RESPONSIVENESS
Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:
2.1. The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year; or
2.2. The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the two previous years.
2.3. The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or 2.4. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

3. DIRECTOR INDEPENDENCE
Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the CATEGORIZATION OF DIRECTORS) when:
3.1. The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
3.2. The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
3.3. The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
3.4. The full board is less than majority independent.

4. DIRECTOR COMPETENCE
VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

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4.1. The company's proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:
4.2. Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director(s) absences are generally limited to the following:
         o        Medical issues/illness;
         o        Family emergencies; and
         o If the director's total service was three meetings or fewer and the director missed only one meeting.

These reasons for directors' absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST/WITHHOLD from the director.

Vote AGAINST or WITHHOLD from individual directors who: 4.3. Sit on more than six public company boards; or

4.4. Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
         o Long-term financial performance of the target company relative to its industry;
         o        Management's track record;
         o        Background to the proxy contest;
         o        Qualifications of director nominees (both slates);
         o Strategic plan of dissident slate and quality of critique against management;
         o Likelihood that the proposed goals and objectives can be achieved (both slates)
         o        Stock ownership positions.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)
Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless the company satisfies ALL of the following criteria: The company maintains the following counterbalancing governance structure:

         o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

                  - presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

                  - serves as liaison between the chairman and the independent directors;

                  -        approves information sent to the board;

                  -        approves meeting agendas for the board;

                  - approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

                  - has the authority to call meetings of the independent directors;

                  - if requested by major shareholders, ensures that he is available for consultation and direct communication;

         o        Two-thirds independent board;
         o        All independent key committees;
         o        Established governance guidelines;
         o A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company's four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;
         o The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
                  -        Egregious compensation practices;
                  - Multiple related-party transactions or other issues putting director independence at risk;
                  -        Corporate and/or management scandals;
                  - Excessive problematic corporate governance provisions; or
                  - Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

SHAREHOLDER RIGHTS & DEFENSES*

NET OPERATING LOSS (NOL) PROTECTIVE AMENDMENTS
Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses ("NOLs") if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.
Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:
         o The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
         o        The value of the NOLs;
         o Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
         o The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
         o        Any other factors that may be applicable.

POISON PILLS- MANAGEMENT PROPOSALS TO RATIFY POISON PILL
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
         o        No lower than a 20% trigger, flip-in or flip-over;
         o        A term of no more than three years;
         o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
         o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

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In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

POISON PILLS- MANAGEMENT PROPOSALS TORATIFY A PILL TO PRESERVE NET OPERATING LOSSES (NOLS)
Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses ("NOLs") if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.
Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:
         o The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
         o        The value of the NOLs;
         o Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
         o The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
         o        Any other factors that may be applicable.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.
Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:
         o        Shareholders' current right to act by written consent;
         o        The consent threshold;
         o        The inclusion of exclusionary or prohibitive language;
         o        Investor ownership structure; and
         o Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
         o An unfettered right for shareholders to call special meetings at a 10 percent threshold;
         o        A majority vote standard in uncontested director elections;
         o        No non-shareholder-approved pill; and
         o        An annually elected board.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders' ability to call special meetings.
Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:
         o        Shareholders' current right to call special meetings;
         o Minimum ownership threshold necessary to call special meetings (10% preferred);
         o        The inclusion of exclusionary or prohibitive language;
         o        Investor ownership structure; and
         o Shareholder support of, and management's response to, previous shareholder proposals.

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CAPITAL/RESTRUCTURING

COMMON STOCK AUTHORIZATION
Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.
Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.
Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
         o        Past Board Performance:
                  o The company's use of authorized shares during the last three years
         o        The Current Request:
                  o Disclosure in the proxy statement of the specific purposes of the proposed increase;
                  o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
                  o The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

PREFERRED STOCK AUTHORIZATION
Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support. Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights. Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
         o        Past Board Performance:
                  o The company's use of authorized preferred shares during the last three years;
         o        The Current Request:
                  o Disclosure in the proxy statement of the specific purposes for the proposed increase;
                  o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
                  o In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and
                  o Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

MERGERS AND ACQUISITIONS
Vote CASE --BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
         o VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
         o MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
         o        STRATEGIC RATIONALE - Does the deal make sense strategically?
                  From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
         o NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e. g. , full auction, partial auction, no auction) can also affect shareholder value.
         o CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
         o GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

EXECUTIVE PAY EVALUATION

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2. Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.


ADVISORY VOTES ON EXECUTIVE COMPENSATION- MANAGEMENT PROPOSALS (MANAGEMENT SAY-ON-PAY)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

         o There is a misalignment between CEO pay and company performance (pay for performance);
         o        The company maintains problematic pay practices;
         o The board exhibits poor communication and responsiveness to shareholders.

VOTING ALTERNATIVES
In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices-- dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval. ADDITIONAL CASE-BY-CASE CONSIDERATIONS FOR THE MANAGEMENT SAY ON PAY (MSOP)
PROPOSALS:
         o Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives' short- and long-term incentive awards: disclosure, explanation of their alignment with the company's business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;
         o Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives' pay (e. g. , median, 75th percentile, etc. ,) to ascertain whether the benchmarking process is sound or may result in pay "ratcheting" due to inappropriate peer group constituents (e. g. , much larger companies) or targeting (e.
                  g. , above median); and
         o Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO's latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.


PRIMARY EVALUATION FACTORS FOR EXECUTIVE PAY

PAY FOR PERFORMANCE
Evaluate the alignment of the CEO's pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders' perspective, performance is predominantly gauged by the company's stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.
Focus on companies with sustained underperformance relative to peers, considering the following key factors:

         o Whether a company's one-year and three-year total shareholder returns ("TSR") are in the bottom half of its industry group (i. e. , four-digit GICS -- Global Industry Classification Group); and
         o Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company's total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO's pay relative to the company's TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company's pay for performance linkage.

PROBLEMATIC PAY PRACTICES
If the company maintains problematic pay practices, generally vote:
         o        AGAINST management "say on pay" (MSOP) proposals;
         o AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):
                  o        In egregious situations;
                  o        When no MSOP item is on the ballot; or
                  o When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or
         o AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.

The focus is on executive compensation practices that contravene the global pay principles, including:

         o Problematic practices related to non-performance-based compensation elements;
         o        Incentives that may motivate excessive risk-taking; and
         o        Options Backdating.

PROBLEMATIC PAY PRACTICES RELATED TO NON-PERFORMANCE-BASED COMPENSATION
ELEMENTS
Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
         o Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
         o Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
         o        New or extended agreements that provide for:
                  o CIC payments exceeding 3 times base salary and average/target/most recent bonus;
                  o CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
                  o CIC payments with excise tax gross-ups (including "modified" gross-ups).

INCENTIVES THAT MAY MOTIVATE EXCESSIVE RISK-TAKING
Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:
         o        Multi-year guaranteed bonuses;
         o A single performance metric used for short- and long-term plans;
         o        Lucrative severance packages;

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

         o        High pay opportunities relative to industry peers;
         o        Disproportionate supplemental pensions; or
         o Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines. OPTIONS BACKDATING
Vote CASE-BY-CASE on options backdating issues. Generally, when a company has RECENTLY practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:
         o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
         o        Duration of options backdating;
         o        Size of restatement due to options backdating;
         o Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
         o Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had "sloppy" plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

BOARD COMMUNICATIONS AND RESPONSIVENESS
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:

         o        Poor disclosure practices, including:
                  - Unclear explanation of how the CEO is involved in the pay setting process;
                  - Retrospective performance targets and methodology not discussed;
                  - Methodology for benchmarking practices and/or peer group not disclosed and explained.
         o Board's responsiveness to investor input and engagement on compensation issues, for example:
                  - Failure to respond to majority-supported shareholder proposals on executive pay topics; or
                  - Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION (MANAGEMENT "SAY ON PAY") Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

VOTING ON GOLDEN PARACHUTES IN AN ACQUISITION, MERGER, CONSOLIDATION, OR PROPOSED SALE
Vote CASE-BY-CASE on proposals to approve the company's golden parachute compensation, consistent with ISS' policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:
         o Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);
         o Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);
         o Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;
         o Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

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

         o        Potentially excessive severance payments;
         o Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;
         o In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i. e. , option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or
         o The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company's separate advisory vote on compensation ("management "say on pay"), ISS will evaluate the "say on pay" proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

EQUITY-BASED AND OTHER INCENTIVE PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
         o        The total cost of the company's equity plans is unreasonable;
         o The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
         o The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company's performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);
         o The company's three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group but no more than two percentage points (+/-) from the prior-year industry group cap;
         o Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e. g. , upon shareholder approval of a transaction or the announcement of a tender offer); or
         o        The plan is a vehicle for problematic pay practices.

SHAREHOLDER PROPOSALS ON COMPENSATION

GOLDEN COFFINS/EXECUTIVE DEATH BENEFITS
Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

HOLD EQUITY PAST RETIREMENT OR FOR A SIGNIFICANT PERIOD OF TIME
Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:
         o while employed and/or for two years following the termination of their employment ; or
         o for a substantial period following the lapse of all other vesting requirements for the award ("lock- up period"), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:
         o Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

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

                  -        Rigorous stock ownership guidelines;
                  - A holding period requirement coupled with a significant long-term ownership requirement; or
                  -        A meaningful retention ratio;
         o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements;
         o Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;
         o Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive's tenure with the company or even a few years past the executive's termination with the company.
Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

         o Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
                  -        Rigorous stock ownership guidelines, or
                  - A holding period requirement coupled with a significant long-term ownership requirement, or
                  -        A meaningful retention ratio,

         o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.
         o Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive's tenure with the company or even a few years past the executive's termination with the company.
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SOCIAL/ENVIRONMENTAL ISSUES

OVERALL APPROACH
Generally vote FOR the management's recommendation on shareholder proposals involving social/environmental issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

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               2011 INTERNATIONAL PROXY VOTING GUIDELINES SUMMARY

               EFFECTIVE FOR MEETINGS ON OR AFTER JANUARY 3, 2011

          In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. ("ISS").

          Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor's clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning:
Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

          Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis. If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly. If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

1. OPERATIONAL ITEMS

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS
Vote FOR approval of financial statements and director and auditor reports, unless:

         o There are concerns about the accounts presented or audit procedures used; or
         o The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR FEES
Vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

         o There are serious concerns about the procedures used by the auditor;
         o There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
         o External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
         o        Name of the proposed auditors has not been published;
         o        The auditors are being changed without explanation; or
         o Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index).

In circumstances where fees for nonoaudit services include fees related to significant oneotime capital structure events (initial public offerings, bankruptcy emergencies, and spinooffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "nonoaudit fee" category, then such fees may be excluded from the nonoaudit fees considered in determining the ratio of nonoaudit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend AGAINST the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend AGAINST remuneration of auditors if this is a separate voting item; otherwise ISS may recommend AGAINST the auditor election.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS
Vote FOR the appointment or (re)election of statutory auditors, unless:

         o There are serious concerns about the statutory reports presented or the audit procedures used;
         o Questions exist concerning any of the statutory auditors being appointed; or
         o The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME
Vote FOR approval of the allocation of income, unless:

         o The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
         o The payout is excessive given the company's financial position.

AMENDMENTS TO ARTICLES OF ASSOCIATION
Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS
Vote AGAINST other business when it appears as a voting item.

2. BOARD OF DIRECTORS

DIRECTOR ELECTIONS
Vote FOR management nominees in the election of directors, unless:

         o        Adequate disclosure has not been provided in a timely manner;
         o There are clear concerns over questionable finances or restatements;
         o There have been questionable transactions with conflicts of interest;
         o There are any records of abuses against minority shareholder interests; or
         o The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee AND are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:

         o Material failures of governance, stewardship, or fiduciary responsibilities at the company; or
         o        Failure to replace management as appropriate; or
         o Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

        [Please see the ISS INTERNATIONAL CLASSIFICATION OF DIRECTORS.]

ISS CLASSIFICATION OF DIRECTORS - INTERNATIONAL POLICY 2011

EXECUTIVE DIRECTOR
         o        Employee or executive of the company;
         o Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
NON-INDEPENDENT NON-EXECUTIVE DIRECTOR (NED)
         o Any director who is attested by the board to be a non-independent NED;
         o Any director specifically designated as a representative of a significant shareholder of the company;
         o Any director who is also an employee or executive of a significant shareholder of the company;
         o Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;
         o Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e. g. , family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
         o        Government representative;
         o Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
         o Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
         o Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
         o Relative[1] of a current employee of the company or its affiliates;
         o Relative[1] of a former executive of the company or its affiliates;
         o A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
         o Founder/co-founder/member of founding family but not currently an employee;
         o        Former executive (5 year cooling off period);
         o Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered. [4]
         o Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
INDEPENDENT NED
         o No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.
EMPLOYEE REPRESENTATIVE
         o Represents employees or employee shareholders of the company (classified as "employee representative" but considered a non-independent NED).

FOOTNOTES:
[1] "Relative" follows the definition of "immediate family members" which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.
[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.
[5] For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

CONTESTED DIRECTOR ELECTIONS
For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

         o        COMPANY PERFORMANCE RELATIVE TO ITS PEERS;
         o        STRATEGY OF THE INCUMBENTS VERSUS THE DISSIDENTS;
         o        INDEPENDENCE OF DIRECTORS/NOMINEES;
         o        EXPERIENCE AND SKILLS OF BOARD CANDIDATES;
         o        GOVERNANCE PROFILE OF THE COMPANY;
         o        EVIDENCE OF MANAGEMENT ENTRENCHMENT;
         o        RESPONSIVENESS TO SHAREHOLDERS;
         o        WHETHER A TAKEOVER OFFER HAS BEEN REBUFFED;
         o        WHETHER MINORITY OR MAJORITY REPRESENTATION IS BEING SOUGHT.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

DISCHARGE OF DIRECTORS
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, UNLESS there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

         o A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
         o Any legal issues (e. g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
         o Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

BOARD STRUCTURE
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
         o The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
         o The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

PREFERRED STOCK
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS
Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

         o A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in UK/Ireland);
         o A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf"); and
         o A duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests. In such cases, the authority must comply with the following criteria:

         o A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf"); and
         o        A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company's historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

         o A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf"); and
         o        A duration of no more than 18 months.

In addition, ISS will recommend AGAINST any proposal where:

         o        The repurchase can be used for takeover defenses;
         o        There is clear evidence of abuse;
         o        There is no safeguard against selective buybacks; and/or
         o Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

REISSUANCE OF REPURCHASED SHARES
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. OTHER ITEMS

REORGANIZATIONS/RESTRUCTURINGS
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:


         o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.
         o Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
         o        Strategic rationale - Does the deal make sense strategically?
                  From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favourable track record of successful integration of historical acquisitions.
         o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
         o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS*
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS
Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS
In evaluating resolutions that seek shareholder approval on related party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

         o        the parties on either side of the transaction;
         o the nature of the asset to be transferred/service to be provided;
         o the pricing of the transaction (and any associated professional valuation);
         o        the views of independent directors (where provided);

         o the views of an independent financial adviser (where appointed);
         o whether any entities party to the transaction (including advisers) is conflicted; and
         o the stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

ANTITAKEOVER MECHANISMS
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

CORPORATE SOCIAL RESPONSIBILITY (CSR) ISSUES
Generally vote FOR the management's recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

                                   APPENDIX H

                          EII REALTY SECURITIES, INC.

                              PROXY VOTING POLICY

EUROPEAN INVESTORS
Proxy Voting Summary

European Investors takes seriously the responsibility of voting proxies on behalf of our clients. Our policies and procedures are designed to meet all applicable fiduciary standards and to protect the rights and enhance the economic welfare of those to whom we owe a fiduciary duty.

A Proxy Committee, including portfolio managers, analysts, marketing and client service personnel, compliance and operations personnel, is responsible for establishing and maintaining our policies and procedures. The Committee reviews these policies and procedures periodically and will make such changes, as it believes are necessary. Our guidelines and voting actions are to a large extent aligned with the voting recommendations of Institutional Shareholder Services ("ISS"), a third-party proxy voting service to which we subscribe. ISS provides extensive research on individual proxy issues and publishes this information in reports that are reviewed by our analysts.

We review all proxies for clients' whom we have voting responsibility, and vote all proxies according to our written guidelines, taking into account ISS recommendations and/or investment team input. Our guidelines address such areas as elections of directors and auditors, corporate defenses, corporate governance, mergers and acquisitions, corporate restructuring, state of incorporation, proxy contest issues, executive compensation, employee considerations and social issue proposals.

The guidelines we have written reflect our normal voting position on certain issues, and will not apply in every situation. The guidelines are intended to generally cover both U.S. and international proxy voting, although due to country differences and requirements, international proxy voting may differ depending on individual facts and circumstances. Some issues require a case-by-case analysis prior to voting and, in those situations, input from our investment team will normally be solicited. Even when our guidelines specify how we normally vote on particular issues, we may change the vote if it is reasonably determined to be in our clients' best interest.

To ensure that voting responsibilities are met, our third party vendor reconciles client proxies it receives from the custodian with client holdings from our portfolio system through a direct data link. The procedures are also intended to ensure that proxies are voted consistent with voting guidelines and that the best proxy analysis is used for each issue, and all votes are recorded and justified. Any variance from stated policy is carefully noted, including the rationale for the variance.

We maintain proxy voting records for all accounts and make these records available to clients at their request.

EUROPEAN INVESTORS
PROXY VOTING GUIDELINES

I    EXTERNAL AUDITOR

A.   Auditors

VOTE FOR proposals to ratify auditors, unless there is a reason to believe the auditing firm has a financial interest in or association with the company and is, therefore, not independent; or there is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

II   BOARD OF DIRECTORS

A.   DIRECTOR NOMINEES


     Votes on director nominees are normally voted in accordance with ISS analysis and recommendation on each individual proposal. Evaluations are based on the following criteria (and any others that may be deemed relevant by ISS or European Investors):

     Long term corporate performance record based on increases in shareholder wealth, earnings, or financial strength, executive compensation, director compensation, corporate governance provisions and takeover activity, criminal activity, investment in the company, interlocking directorships, inside, outside, and independent directors, board composition, number of other board seats and support of majority-supported shareholder proposals.

B.   DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION

     1. Proposals concerning director and officer indemnification and liability protection are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

     2. VOTE AGAINST proposals to limit or eliminate entirely the liability for monetary damages of directors and officers for violating the duty of care.

     3. VOTE AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts like negligence that are more serious violations of fiduciary obligation than mere carelessness.

     4. VOTE FOR only those proposals providing such expanded coverage on cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and (ii) if only the director's legal expenses would be covered.

C.   DIRECTOR DUTIES AND STAKEHOLDER LAWS

     VOTE AGAINST management or shareholder proposals to allow the board of directors to consider the interests of "stakeholders" or "non-shareholder constituents," unless these proposals make it clear that these interests are to be considered in the context of the prevailing commitment to shareholders.

D.   DIRECTOR NOMINATIONS

     VOTE FOR shareholder proposals asking that management allow large shareholders equal access to management's proxy to discuss and evaluate management's director nominees, and/or to nominate and discuss shareholder nominees to the board.

E.   INSIDE VERSUS INDEPENDENT DIRECTORS

     1. Shareholder proposals asking that boards be comprised of a majority of independent directors are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

     2. VOTE FOR shareholder proposals asking that board audit, compensation and/or nominating committees be comprised exclusively of independent directors.

F.   STOCK OWNERSHIP REQUIREMENTS

     VOTE AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

G.   TERM OF OFFICE

     VOTE AGAINST proposals to limit the tenure of outside directors.

III  PROXY CONTESTS AND CORPORATE DEFENSES

A.   PROXY CONTESTS FOR BOARD SEATS

     All votes in a contested election of directors are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

B.   CLASSIFIED BOARDS

     1.   VOTE AGAINST proposals to classify the board.

     2. VOTE FOR proposals to repeal a classified board, and to elect all directors annually.

C.   CUMULATIVE VOTING

     1. VOTE FOR proposals to permit cumulative voting in the election of directors.

     2. VOTE AGAINST proposals to eliminate cumulative voting in the election of directors.

D.   DIRECTOR NOMINATIONS

     VOTE AGAINST management proposals to limit shareholders' ability to nominate directors.

E.   SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS

     1. VOTE AGAINST management proposals to restrict or prohibit shareholders' ability to call special meetings.

     2. VOTE FOR shareholder proposals that remove restrictions on the right of shareholders to act independently of management.

F.   SHAREHOLDER ACTION BY WRITTEN CONSENT

     1. VOTE AGAINST management proposals to restrict or prohibit shareholders' ability to take action by written consent.

     2. Vote for shareholder proposals to allow or make easier shareholder action by written consent.

G.   SIZE OF THE BOARD

     1. VOTE AGAINST management proposals that give management the ability to alter the size of the Board without shareholder approval.

     2.   VOTE FOR proposals that seek to fix the size of the Board.

H.   SHAREHOLDERS' ABILITY TO REMOVE DIRECTORS

     1. VOTE AGAINST proposals that state directors may be removed only for cause.

     2. VOTE FOR proposals to restore shareholder ability to remove directors with or without cause.

     3. VOTE AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     4. VOTE FOR proposals that permit shareholders to elect directors to fill board vacancies.

IV   TENDER OFFERS AND CORPORATE DEFENSES

A.   FAIR PRICE PROVISIONS

     1. VOTE FOR management proposals to adopt a fair price provision, as long as the shareholder vote requirement imbedded in the provision is no more than a majority of the disinterested shares.

     2. VOTE FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

B.   GREENMAIL

     1. VOTE FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     2. Vote in accordance with ISS analysis and recommendation on each individual proposal regarding anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

     3. Vote on a CASE-BY-CASE basis regarding restructuring plans that involve the payment of pale greenmail.

C.   POISON PILLS

     1. VOTE FOR shareholder proposals asking that a company submit its poison pill for shareholder ratification.

     2. Shareholder proposals to redeem a company's poison pill are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

     3. Management proposals to ratify a poison pill are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

D.   STAKEHOLDER PROVISIONS

     VOTE AGAINST management proposals allowing the board to consider stakeholders' (outside constituencies') interests when faced with a tender offer.

E.   SUPER-MAJORITY VOTE REQUIREMENT TO APPROVE MERGERS

     1. VOTE FOR shareholder proposals to lower super-majority vote requirements for mergers and other business combinations.

     2. VOTE AGAINST management proposals to require a super-majority shareholders' vote to approve mergers and other significant business combinations.

F.   SUPER-MAJORITY SHAREHOLDER VOTE REQUIREMENTS TO AMEND CHARTER OR BYLAWS

     1. Vote For shareholder proposals to lower super-majority vote requirements to amend any bylaw or charter provision.

     2. VOTE AGAINST management proposals to require a super-majority vote to amend any bylaw or charter provision.

G.   UNEQUAL VOTING RIGHTS

     VOTE AGAINST proposals for dual class exchange offers and dual class recapitalizations.

H.   EXISTING DUAL CLASS COMPANIES

     1. VOTE FOR shareholder proposals asking that a company report to shareholders on the financial impact of its dual class voting structure.

     2. VOTE FOR shareholder proposals asking that a company submit its dual class voting structure for shareholder ratification.

I.   WHITE SQUIRE PLACEMENTS

          VOTE FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporation purposes. (e.g. raising capital or making acquisitions in the normal course of business).

V    MISCELLANEOUS CORPORATE GOVERNANCE PROVISIONS

A.   ABSTENTION VOTES

     VOTE FOR shareholder proposals recommending that votes to "abstain" not be considered votes "cast" at an annual or special meeting, unless that consideration is required by state law.

B. ANNUAL MEETINGS

     1. VOTE FOR management proposals asking for authority to vote at the meeting for "other matters" not already described in the proxy statement unless there is a reason to believe the other matters involve substantive issues.

     2. VOTE AGAINST shareholder proposals to rotate the time or place of annual meetings.

C.   CONFIDENTIAL VOTING AND INDEPENDENT TABULATION AND INSPECTIONS

     VOTE FOR proposals to adopt a policy that comprises both confidential voting and the use of independent vote tabulators of elections.

D.   EQUAL ACCESS

     VOTE FOR shareholder proposals to allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and/or to nominate their own candidates to the board.

E.   BUNDLED PROPOSALS

     Bundled or "conditioned" proxy proposals are normally voted in accordance with ISS analysis and recommendation on each individual proposal. (e.g., management proposals to provide shareholders a special dividend that are bundled with other charter or bylaw changes).

F.   SHAREHOLDER ADVISORY COMMITTEE

     1. Shareholder proposals to establish shareholder advisory committees are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

     2. Decisions on whether or not to join a shareholder advisory committee are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

G.   DISCLOSURE PROPOSALS

     Shareholder proposals requesting fuller disclosure of company policies, plans or business practices are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

H.   CONFLICT OF INTEREST

     All votes submitted by European Investors on behalf of its clients are not biased in any way by other clients of European Investors. For example, the fact that XYZ Corporation is a client of European Investors does not impact the proxy voting of XYZ stock that may be held in the portfolios of other clients. All proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power (unless otherwise directed by a client with respect to that client's stock).

VI   CAPITAL STRUCTURE

A.   COMMON STOCK AUTHORIZATION

     1. Proposals to increase the number of shares of common stock the board is authorized to issue are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

     2. Proposals to increase the number of shares of common stock authorized for issue are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

     3. VOTE AGAINST proposed common share authorizations that increase existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

B.   STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

     VOTE FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares following the split is not greater than 100 percent of existing authorized shares.

C.   REVERSE STOCK SPLITS

     VOTE FOR management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level that does not represent an increase of more than 100 percent of existing authorized common shares.

D.   BLANK CHECK PREFERRED STOCK

     1. VOTE AGAINST management proposals authorizing the creation of new classes of preferred stock that have unspecified rights including voting, conversion or dividend distribution rights.

     2. Management proposals to increase the number of authorized blank check preferred shares are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

     3. VOTE FOR shareholder proposals asking that any placement of blank check preferred stock be first approved by shareholders, unless the placement is for ordinary business purposes.

     4. VOTE FOR proposals to create "blank check" preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

E.   ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

     VOTE FOR management proposals to reduce the par value of common stock.

F.   PREEMPTIVE RIGHTS

     Proposals to provide shareholders with preemptive rights are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

G.   DEBT RESTRUCTURING

     Proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

H.   SHARE REPURCHASE PROGRAMS

     VOTE FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII  EXECUTIVE COMPENSATION/EMPLOYEE CONSIDERATION

A.   INCENTIVE PLANS

     All proposals on incentive compensation plans (including option plans) for executives and directors are normally voted in accordance with ISS analysis and recommendation on each individual proposal. The evaluation is based on the following considerations (and any other that may be deemed relevant by ISS or European Investors):

     Necessity, reasonableness test, participation, dilution, shares available, exercise and payment terms, change-in-control provisions, types of awards, company specific dilution cap calculated, present value of all incentives, derivative awards, cash/bonus compensation, shareholder wealth transfer (dollar amount of shareholders' equity paid it's executives), voting power dilution -potential percent reduction in relative voting power, criteria for awarding grants, and process for determining pay levels.

B.   SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR COMPENSATION

     1. Generally, VOTE FOR shareholder proposals that seek additional disclosure of executive and director compensation information.

     2. All other shareholder proposals that seek to limit executive and director compensation are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

C.   GOLDEN PARACHUTES

     1. VOTE FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

     2. Proposals to ratify or cancel golden or tin parachutes are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

D.   EMPLOYEE STOCK OWNERSHIP PLANS (ESOP)

     1. VOTE FOR proposals requesting shareholder approval to implement Employee Stock Ownership Plans, or increase authorized shares for existing Employee Stock Ownership Plans except when the number of shares allocated to the ESOP is excessive (i.e. greater than 5% of outstanding shares).

     2.   Votes directly pertaining to the approval of an ESOP or a leveraged
          ESOP
are normally voted in accordance with ISS analysis and recommendation on each individual proposal. Our evaluation is based on the following criteria (and any other that may be deemed relevant):

     Reasonableness test, participation, administration, shares available, exercise and payment terms, change-in-control provisions, types of awards and dilution.

E.   401(K) EMPLOYEE BENEFIT PLANS

     VOTE FOR proposals to implement a 401(k) savings plan for employees.

F.   DISCOUNTED OPTIONS/RESTRICTED STOCK

     VOTE AGAINST discounted options and restricted stock without performance criteria (except restricted stock in U.S.-style stock option plans, which are normally voted in accordance with ISS analysis and recommendation on each individual proposal.)

VIII STATE OF INCORPORATION

A.   RE-INCORPORATION PROPOSALS

     Proposals to change a corporation's state of incorporation are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

B.   STATE TAKEOVER STATUTES

     Proposals to opt in or opt out of state takeover statutes are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

C.   STATE FAIR PRICE PROVISIONS

     Proposals to opt out of S.F.P's are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

D.   STAKEHOLDER LAWS

     Vote for proposals to opt out of stakeholder laws (allowing directors to weigh the interest of constituencies other than shareholders in the process of corporate decision making).

E.   DISGORGEMENT PROVISIONS

          Proposals to opt out of disgorgement provisions are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

IX   MERGERS AND CORPORATE RESTRUCTURINGS

A.   MERGERS AND ACQUISITIONS

     Votes on mergers and acquisitions are normally voted in accordance with ISS analysis and recommendation on each individual proposal.The voting decision depends on a number of factors, including:

Anticipated financial and operating benefits, offer price (cost vs. premium), prospects of the combined companies, how the deal was negotiated, changes in corporate governance and their impact on shareholder rights, and other pertinent factors discussed below.

B.   CORPORATE RESTRUCTURINGS

     Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales, are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

C.   SPIN-OFFS

     Votes on spin-offs are normally voted in accordance with ISS analysis and recommendation on each individual proposal, considering

     The tax and regulatory advantages, planned use of the sale proceeds, market focus and managerial incentives.

D.   ASSET SALES

     Votes on asset sales are normally voted in accordance with ISS analysis and recommendation on each individual proposal, considering

     The impact on the balance sheet/working capital, the value received for the asset, and the potential elimination of diseconomies.

E.   LIQUIDATIONS

     Votes on liquidations normally voted in accordance with ISS analysis and recommendation on each individual proposal, after reviewing: management's efforts to pursue other alternatives; the appraisal value of the assets; and the compensation plan for executives managing the liquidation.

F.   RIGHTS OF APPRAISAL

     VOTE FOR shareholder proposals to provide rights of appraisal to dissenting shareholders.

G.   CHANGING CORPORATE NAME

     VOTE FOR changing the corporate name.

X    SOCIAL ISSUES PROPOSALS

A.   SOCIAL ISSUES PROPOSALS

     These issues are normally voted in accordance with ISS analysis and recommendation on each individual proposal, which is based on expected effect on shareholder value, and then voted accordingly.

Generally, VOTE FOR disclosure reports that seek additional information.

XI   PROXIES NOT VOTED

A.   SHARES OUT ON LOAN

     Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians

                                   APPENDIX I


                    GOLDMAN SACHS ASSET MANAGEMENT ("GSAM")*


             POLICY ON PROXY VOTING FOR INVESTMENT ADVISORY CLIENTS


                                                                      March 2010


GSAM has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the "Policy"). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary and contractual obligations.

GUIDING PRINCIPLES

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that in GSAM's view tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect GSAM's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

PUBLIC EQUITY INVESTMENTS

To implement these guiding principles for investments in publicly-traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the "GSAM Guidelines"). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Appendix A.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio management teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

GSAM periodically reviews this Policy, including our use of the GSAM Guidelines, to ensure it continues to be consistent with our guiding principles.

IMPLEMENTATION BY PORTFOLIO MANAGEMENT TEAMS


---------------
* For purposes of this Policy, "GSAM" refers, collectively, to Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC, GS Investment Strategies (Singapore) Pte., the Goldman Sachs Asset Management unit of Goldman Sachs (Asia) L.L.C.; the Goldman Sachs Asset Management unit of Goldman Sachs (Singapore) Pte.; Goldman Sachs Asset Management Korea Co., Ltd., GSAM Japan, GSJBWere, Beijing Gao Hua Securities Company Limited, the Goldman Sachs Asset Management unit of the Shanghai representative office of Goldman Sachs (China) L.L.C., Goldman Sachs Asset Management (India) Private Limited, Goldman Sachs (India) Securities Private Limited

GENERAL OVERVIEW

GSAM seeks to fulfill its proxy voting obligations through the implementation of this Policy and the oversight and maintenance of the GSAM Guidelines. In this connection, GSAM has retained a third-party proxy voting service ("Proxy Service")** to assist in the implementation of certain proxy voting-related functions. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a "Recommendation") of each proxy vote that reflects the Proxy Service's application of the GSAM Guidelines to the particular proxy issues.

GSAM's portfolio management teams (each, a "Portfolio Management Team") generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following an "override" process. The override process requires: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to senior management of GSAM and/or other appropriate GSAM personnel; (iv) an attestation that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the GSAM Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek an override for that particular vote.

FUNDAMENTAL EQUITY AND GS INVESTMENT STRATEGIES PORTFOLIO MANAGEMENT TEAMS

The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. On a case-by-case basis, and subject to the approval process described above, each Fundamental Equity Portfolio Management Team and the GS Investment Strategies Portfolio Management Team may vote differently than the GSAM Guidelines or a particular Recommendation. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations.

QUANTITATIVE INVESTMENT STRATEGIES PORTFOLIO MANAGEMENT TEAMS

The Quantitative Investment Strategies Portfolio Management Teams have decided to follow the GSAM Guidelines and Recommendations exclusively, based on such Portfolio Management Teams' investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines and their evaluation of the Proxy Service's process of preparing Recommendations. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.

POTENTIAL LIMITATIONS ON GSAM'S ABILITY TO VOTE PROXIES

In certain circumstances, such as if a security is on loan through a securities lending program or held by a prime broker, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast a vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond GSAM's control and may not be satisfied in time for GSAM to vote the shares in question.


---------------
** The third-party proxy voting service currently retained by GSAM is Institutional Shareholder Services, a unit of Risk Metrics Group.

From time to time, GSAM may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer's voting securities that GSAM can hold for clients. As a result, in certain circumstances in order to comply with such limits and/or internal policies designed to comply with such limits, proxy voting in certain issuers may be restricted or delegated to the Proxy Service or to another qualified, independent third party.

USE OF A PROXY SERVICE

As discussed above, GSAM utilizes a Proxy Service to assist in the implementation and administration of GSAM's proxy voting function. The Proxy Service assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines.

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service's general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

GSAM may hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service. In addition, individual Portfolio Management Teams may supplement the information and analyses the Proxy Service provides from other sources.

CONFLICTS OF INTEREST

Pursuant to this Policy, GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the GSAM Guidelines and/or a Recommendation.

FIXED INCOME AND PRIVATE INVESTMENTS

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Such Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

ALTERNATIVE INVESTMENT AND MANAGER SELECTION ("AIMS") AND EXTERNALLY MANAGED STRATEGIES

Where GSAM places client assets with managers outside of GSAM, which function occurs primarily within GSAM's AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly-traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed above unless an override is requested. Any other voting decision will be conducted in accordance with AIMS' policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.

                                   APPENDIX A
                      GSAM PROXY VOTING GUIDELINES SUMMARY

The following is a summary of the GSAM Proxy Voting Guidelines (the "Guidelines"), which form the substantive basis of GSAM's Policy on Proxy Voting for Client Accounts ("Policy"). As described in the main body of the Policy, one or more GSAM portfolio management teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the override process described in the Policy.

THE FOLLOWING SECTION IS A SUMMARY OF THE GUIDELINES, WHICH FORM THE SUBSTANTIVE BASIS OF THE POLICY WITH RESPECT TO U.S. PUBLIC EQUITY INVESTMENTS.

1.   OPERATIONAL ITEMS AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent;

     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

     o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

     o    Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

     o Non-audit ("other") fees exceed audit fees + audit-related fees + tax compliance/preparation fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services taking into account issues that are consistent with SEC rules adopted to fulfill the mandate of Sarbanes Oxley such as an audit firm providing services that would impair its independence or the overall scope and disclosure of fees for all services done by the audit firm.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

     o    The tenure of the audit firm;

     o    The length of rotation specified in the proposal;

     o    Any significant audit-related issues at the company;

     o    The number of Audit Committee meetings held each year;

     o    The number of financial experts serving on the committee; and

     o Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2.   BOARD OF DIRECTORS

Classification of Directors
Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders:

     o    Inside Director

          -    Employee of the company or one of its affiliates

          -    Among the five most highly paid individuals (excluding interim
               CEO).

          - Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934

          -    Current interim CEO.

          - Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

     o    Affiliated Outside Director (AO)

          -    Board attestation that an outside director is not independent.

          - Former CEO or other executive of the company within the last 3 years

          - Former CEO or other executive of an acquired company within the past three years

          - Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made

          -    Not independent under applicable listing standards

     o   Independent Outside Director

          -    No material connection to the company other than a board seat.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, funeral obligations or start date after middle of the year. If the company provides meaningful public or non-material private disclosure explaining the director's absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

          -    Degree to which absences were due to an unavoidable conflict;

          -    Pattern of absenteeism; and

          - Other extraordinary circumstances underlying the director's absence;

     o    Sit on more than six public company boards;

     o Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice

Vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

     o The company's poison pill has a dead-hand or modified dead-hand feature for two our more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director.

     o The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

     o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (in this case vote AGAINST the members of the committee of the board that is responsible for the issue under consideration, or in the cases of classified boards against the independent Chairman or lead director).

     o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

     o At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;(in this case should not be an automatic vote against the entire board; instead should be against the nominating committee if there is one; if there is no nominating committee then vote against the outside directors that are performing nominating committee duties. )

     o The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

     o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee and insiders are participating in voting on matters that independent committees should be voting on;

     o The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

     o The full board is less than majority independent. (in this case withhold from affiliated outside directors; At controlled companies, GSAM will vote against the election of affiliated outsiders and nominees affiliated with the parent and will not vote against the executives of the issuer.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

     o    The non-audit fees paid to the auditor are excessive;

     o The company receives an adverse opinion on the company's financial statements from its auditor; or

     o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if one or more of the following poor pay practices exist and there is no Management Say on Pay Proposal ("MSOP"). If no Compensation Committee members are up for election (ie board is classified)and there is not a proposal for which GSAM could instead vote FOR declassification, then WITHHOLD from other members up for reelection if ONE OR MORE OF the following poor pay practices exist:

     o There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);

     o The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

     o The company fails to submit one-time transfers of stock options to a shareholder vote;

     o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

     o    The company has backdated options (see "Options Backdating" policy);

     o The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Vote on a CASE-by-CASE basis.

(Apply the below criteria only when management is AGAINST the proposal; if management is FOR it, vote FOR it.)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman's position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

     o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties.

     o    Two-thirds independent board;

     o    All independent key committees; or

     o    Established, disclosed governance guidelines.

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Majority voting is the voting method preferred by GSAM.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

CUMULATIVE VOTE SHAREHOLDER PROPOSALS

GSAM will generally support shareholder proposals to restore or provide cumulative voting unless:

     o The company has adopted majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

PERFORMANCE/GOVERNANCE EVALUATION FOR DIRECTORS

Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance.
Problematic provisions include but are not limited to:

     o    a classified board structure;

     o    a supermajority vote requirement;

     o majority vote standard for director elections with no carve out for contested elections;

     o the inability of shareholders to call special meetings or the inability of shareholders to act by written consent;

     o    a dual-class structure; and/or

     o    a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company's five-year total shareholder return and five-year operational metrics in the evaluation.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

     o Long-term financial performance of the target company relative to its industry;

     o    Management's track record;

     o    Background to the proxy contest;

     o    Qualifications of director nominees (both slates);

     o Strategic plan of dissident slate and quality of critique against management;

     o Likelihood that the proposed goals and objectives can be achieved (both slates);

     o    Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

     o The election of fewer than 50% of the directors to be elected is contested in the election;

     o    One or more of the dissident's candidates is elected;

     o    Shareholders are not permitted to cumulate their votes for directors;
          and

     o The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company's deadline for shareholder notice of a proposal/nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. In general, support additional efforts by companies to ensure full disclosure in regard to a proponent's economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     o    Shareholders have approved the adoption of the plan; or

     o The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i. e. , the "fiduciary out" provision). A poison pill adopted under this "fiduciary out" will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     o    No lower than a 20% trigger, flip-in or flip-over;

     o    A term of no more than three years;

     o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

     o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company's net operating losses ("NOL pills"), the following factors should be considered:

     o    the trigger (NOL pills generally have a trigger slightly below 5%);

     o    the value of the NOLs;

     o    the term;

     o shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

     o    other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

5. MERGERS AND CORPORATE RESTRUCTURINGS

OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     o VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

     o MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

     o STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     o NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e. g. , full auction, partial auction, no auction) can also affect shareholder value.

     o CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the "RMG Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

     o GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. STATE OF INCORPORATION

REINCORPORATION PROPOSALS

Evaluate management or shareholder proposals to change a company's state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

     o    Reasons for reincorporation;

     o Comparison of company's governance practices and provisions prior to and following the reincorporation; and

     o Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. We consider company-specific factors that include, at a minimum, the following:

     o    Past Board Performance

     o    The company's use of authorized shares during the last three years;

     o    One- and three-year total shareholder return; and

     o    The board's governance structure and practices.

     o    The Current Request

     o Disclosure in the proxy statement of specific reasons for the proposed increase;

     o The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model, which examines the company's need for shares and three-year total shareholder return; and

     o    Risks to shareholders of not approving the request.

PREFERRED STOCK

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

     o    Specific reasons/ rationale for the proposed increase;

     o The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model;

     o    The board's governance structure and practices; and

     o    Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8. EXECUTIVE AND DIRECTOR COMPENSATION

EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     o    The total cost of the company's equity plans is unreasonable;

     o The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

     o The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company's performance where over 50 percent of the year-over-year increase is attributed to equity awards;

     o The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group (with a 10% tolerance); in conjunction with the qualitative overlay as outlined in the policy guidelines OR the company has a poor record of compensation practices, which is highlighted either in analysis of the compensation plan or the evaluation of the election of directors.

     o The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e. g. , upon shareholder approval of a transaction or the announcement of a tender offer); or

     o    The plan is a vehicle for poor pay practices.

PAY PRACTICES

Good pay practices should align management's interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is required; proof that companies follow the criteria should be evident. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, special bonuses that are not performance based, practices that could incentivize excessive risk-taking, excessive tax reimbursements related to executive perquisites or other payments and multi-year guarantees for salary increases.

If the company maintains problematic or poor pay practices, generally vote first:

     o    AGAINST management say on pay (MSOP) proposals or;

     o AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for- performance misalignment, then;

     o If no MSOP or equity-based incentive plan proposal item is on the ballot, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO) in egregious situations.

          GSAM generally does not penalize a company by double counting a negative vote (i.e., voting against a compensation issue and against the compensation committee members)

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.
The following practices, while not exhaustive, are examples of poor compensation practices. The presence of one or more of the following practices when combined with a negative correlation between pay and performance may warrant withhold vote recommendations:

     o Egregious employment contracts - Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

     o    Excessive perks/tax reimbursements

          - Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

          - Reimbursement of income taxes on executive perquisites or other payments; (note about tax gross-ups: these may be acceptable in cases where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as relocation or expatriate tax equalization policy);

          - Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

          - Abnormally large bonus payouts without justifiable performance linkage or proper disclosure

          - Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

     o    Excessive severance and/or change in control provisions:

          - Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

          - Payments upon an executive's termination in connection with performance failure;

          - Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

          - New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still x receive the change-in-control severance package;

          - Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

          - New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

          - Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

     o Dividends or dividend equivalents paid on unvested performance shares or units;

     o    Poor disclosure practices:

          - Unclear explanation of how the CEO is involved in the pay setting process;

          -    Retrospective performance targets and methodology not discussed;

          - Methodology for benchmarking practices and/or peer group not disclosed and explained;

     o    Internal Pay Disparity:

          - Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

     o    Options backdating (covered in a separate policy);

     o Other excessive compensation payouts or poor pay practices at the company.

OTHER COMPENSATION PROPOSALS AND POLICIES

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY) MANAGEMENT PROPOSALS

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company's specific circumstances and the board's disclosed rationale for its practices:

     RELATIVE CONSIDERATIONS:

     o Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

     o Evaluation of peer groups used to set target pay or award opportunities;

     o Alignment of company performance and executive pay trends over time (e.g. , performance down: pay down);

     o Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

     DESIGN CONSIDERATIONS:

     o    Balance of fixed versus performance-driven pay;

     o Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

COMMUNICATION CONSIDERATIONS:

     o Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g. , why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

     o Assessment of board's responsiveness to investor input and engagement on compensation issues (e.g. , in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans-- Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

     o Broad-based participation ( i.e. , all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

     o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

     o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

     o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

     o Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

     o Rationale for the re-pricing- -was the stock price decline beyond management's control?

     o    Is this a value-for-value exchange?

     o    Are surrendered stock options added back to the plan reserve?

     o Option vesting- -does the new option vest immediately or is there a black-out period?

     o Term of the option- -the term should remain the same as that of the replaced option;

     o    Exercise price--should be set at fair market or a premium to market;

     o    Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

OTHER SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

GOLDEN COFFINS/EXECUTIVE DEATH BENEFITS

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

SHARE BUYBACK HOLDING PERIODS

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

STOCK OWNERSHIP OR HOLDING PERIOD GUIDELINES

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

     o Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

          -    Rigorous stock ownership guidelines, or

          - A holding period requirement coupled with a significant long-term ownership requirement, or

          -    A meaningful retention ratio,

     o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

     o Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

TAX GROSS-UP PROPOSALS

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. CORPORATE SOCIAL RESPONSIBILITY (CSR) ISSUES

OVERALL APPROACH

When evaluating social and environmental shareholder proposals, the following factors should be considered:

     o Whether adoption of the proposal is likely to enhance or protect shareholder value;

     o Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

     o The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

     o Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

     o Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

     o Whether the company's analysis and voting recommendation to shareholders are persuasive;

     o What other companies have done in response to the issue addressed in the proposal;

     o Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

     o Whether implementation of the proposal's request would achieve the proposal's objectives;

     o Whether the subject of the proposal is best left to the discretion of the board;

     o Whether the requested information is available to shareholders either from the company or from a publicly available source; and

     o Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

GENETICALLY MODIFIED INGREDIENTS

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     o The company's business and the proportion of it affected by the resolution;

     o The quality of the company's disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

     o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

     o The nature of the company's business and the potential for reputational and market risk exposure;

     o    The existing disclosure of relevant policies;

     o    Deviation from established industry norms;

     o The company's existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

     o Whether the proposal focuses on specific products or geographic regions; and

     o    The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

GENDER IDENTITY, SEXUAL ORIENTATION, AND DOMESTIC PARTNER BENEFITS

Generally vote FOR proposals seeking to amend a company's EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

CLIMATE CHANGE

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations and investments considering whether:

     o The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

     o The company's level of disclosure is at least comparable to that of industry peers; and

     o There are no significant, controversies, fines, penalties, or litigation associated with the company's environmental performance.

LOBBYING EXPENDITURES/INITIATIVES

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering:

     o Significant controversies, fines, or litigation surrounding a company's public policy activities,

     o    The company's current level of disclosure on lobbying strategy, and

     o The impact that the policy issue may have on the company's business operations.

POLITICAL CONTRIBUTIONS AND TRADE ASSOCIATION SPENDING

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     o There are no recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending; and

     o The company has procedures in place to ensure that employee contributions to company- sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

     o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

     o The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR AND HUMAN RIGHTS STANDARDS

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

     o The degree to which existing relevant policies and practices are disclosed;

     o Whether or not existing relevant policies are consistent with internationally recognized standards;

     o Whether company facilities and those of its suppliers are monitored and how;

     o Company participation in fair labor organizations or other internationally recognized human rights initiatives;

     o Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

     o Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

     o    The scope of the request; and

     o    Deviation from industry sector peer company standards and practices.

SUSTAINABILITY REPORTING

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

     o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or
          The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

THE FOLLOWING SECTION IS A SUMMARY OF THE GUIDELINES, WHICH FORM THE SUBSTANTIVE BASIS OF THE POLICY WITH RESPECT TO NON-U.S. PUBLIC EQUITY INVESTMENTS.

1. OPERATIONAL ITEMS

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

     o There are concerns about the accounts presented or audit procedures used; or

     o The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR FEES

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

     o There are serious concerns about the accounts presented or the audit procedures used;

     o    The auditors are being changed without explanation; or

     o Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

     o There are serious concerns about the statutory reports presented or the audit procedures used;

     o Questions exist concerning any of the statutory auditors being appointed; or

     o The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

     o The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     o    The payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

2. BOARD OF DIRECTORS

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

     o    Adequate disclosure has not been provided in a timely manner; OR

     o    There are clear concerns over questionable finances or restatements;
          OR

     o    There have been questionable transactions with conflicts of interest;
          OR

     o There are any records of abuses against minority shareholder interests; OR

     o    The board fails to meet minimum corporate governance standards. OR

Vote FOR individual nominees unless there are specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities. Other considerations may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

EXECUTIVE DIRECTOR

     o    Employee or executive of the company;

     o Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

NON-INDEPENDENT NON-EXECUTIVE DIRECTOR (NED)

     o    Any director who is attested by the board to be a non-independent
          NED;

     o Any director specifically designated as a representative of a significant shareholder of the company;

     o Any director who is also an employee or executive of a significant shareholder of the company;

     o Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

     o    Government representative;

     o Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

     o Represents customer, supplier, creditor, banker, or other entity with which company maintainso transactional/commercial relationship (unless company discloses information to apply a materiality test);

     o Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

     o    Relative of a current employee of the company or its affiliates;

     o    Relative of a former executive of the company or its affiliates;

     o A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

     o Founder/co-founder/member of founding family but not currently an employee;

     o    Former executive (5 year cooling off period);

     o Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.

INDEPENDENT NED

     o No material connection, either directly or indirectly, to the company other than a board seat.

EMPLOYEE REPRESENTATIVE

     o Represents employees or employee shareholders of the company (classified as "employee representative" but considered a non-independent NED).

DISCHARGE OF DIRECTORS

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

     o A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

     o Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

     o Other egregious governance issues where shareholders will bring legal action against the company or its directors.

     o For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry. Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)
An independent Chairman could promote the interest of shareholders and provide oversight. The independent chairman can perform important duties such as setting board meeting agendas, overseeing the information flow to the board and leading the board evaluation process. There may be some cases however, where requiring an independent chairman may not be necessary because there is evidence of strong board independence.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman's position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

          - 2/3 independent board, or majority in countries where employee representation is common practice;

          - A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

          -    Fully independent key committees; and/or

          - Established, publicly disclosed, governance guidelines and director biographies/profiles.

3. CAPITAL STRUCTURE

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

     o The specific purpose of the increase (such as a share-based acquisition or merger) does not meet RMG

     o    guidelines for the purpose being proposed; or

     o The increase would leave the company with less than 30 percent of its new authorization outstanding

     o    after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests. Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS

Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:

     o Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury ("on the shelf");

     o    Duration does not exceed 18 months.

     o For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, RMG will assess the company's historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, RMG will support the proposed authority.

In addition, vote AGAINST any proposal where:

     o    The repurchase can be used for takeover defenses;

     o    There is clear evidence of abuse;

     o    There is no safeguard against selective buybacks;

     o Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

RMG may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

     o The overall balance of the proposed plan seems to be clearly in shareholders' interests;

     o The plan still respects the 10 percent maximum of shares to be kept in treasury.

REISSUANCE OF REPURCHASED SHARES

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. OTHER

REORGANIZATIONS/RESTRUCTURINGS

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, RMG reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     o While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, RMG places emphasis on the offer premium, market reaction, and strategic rationale.

     o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

     o Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause RMG to scrutinize a deal more closely.

     o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

     o Management should also have a favorable track record of successful integration of historical acquisitions.

     o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? RMG will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

     o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS

Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS

Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS

Good pay practices should align management's interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is required; proof that companies follow the criteria should be evident. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, special bonuses that are not performance based, practices that could incentivize excessive risk-taking, excessive tax reimbursements related to executive perquisites or other payments, and multi-year guarantees for salary increases.

Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                       DESCRIPTION OF PROXY VOTING POLICY

The Investment Adviser has adopted policies and procedures (the "Policy") for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Policy, the Investment Adviser's guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that in the Investment Adviser's view tend to maximize a company's shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. The Investment Adviser periodically reviews the Policy to ensure that it continues to be consistent with the Investment Adviser's guiding principles. Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized proxy voting guidelines (the "Guidelines"). The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Attached as Appendix B is a summary of the Guidelines.

The Investment Adviser has retained a third-party proxy voting service ("Proxy Service") to assist in the implementation of certain proxy voting-related functions. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a "Recommendation") of each proxy vote that reflects the Proxy Service's application of the GSAM Guidelines to the particular proxy issues. While it is the Investment Adviser's policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser's portfolio management teams ("Portfolio Management Teams") may on certain proxy votes seek approval to diverge from the Guidelines or a recommendation by following an "override" process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations.

The Proxy Service assists in the implementation and administration of the proxy voting function. The Proxy Service assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines.

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service's general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from the Proxy Service.
The Investment Adviser has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include the Investment Adviser's use of the Guidelines and Recommendations and the override process, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc. Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund's managers based on their assessment of the particular transactions or other matters at issue.

                                   APPENDIX J

                     HSBC GLOBAL ASSET MANAGEMENT (FRANCE)
                   (FORMERLY, SINOPIA ASSET MANAGEMENT S.A.)

                              PROXY VOTING POLICY

OVERVIEW

CONTEXT

                    In accordance with the new provisions introduced under Article L 533-4 of the French Monetary and Financial IRC (IRC MONoTAIRE ET FINANCIER) by the Law on Financial Security (LOI DE SoCURITo FINANCIoRE) of 1 August 2003, the purpose of this procedure is to describe the practices of Sinopia Asset Management in terms of exercising voting rights attached to shares held by the funds it manages.

                    To exercise the voting rights attached to the status of shareholder of the funds it manages, Sinopia Asset Management has called on the services of RiskMetrics, which specialises in advising investors on voting rights at General Meetings. The information submitted by RiskMetrics is analysed in detail according to rule-based decisions that automatically give preference to the interests of unitholders

                    (e.g. by voting against resolutions aimed at increasing the capital of companies in the case of a takeover bid, or at issuing shares without preferential rights for existing shareholders). IN ADDITION, SINOPIA IS PROHIBITED FROM HOLDING A TOTAL POSITION IN EXCESS OF 1% OF THE MARKET CAPITALISATION OF A SINGLE COMPANY.

                    Sinopia's ability to take part in voting may also depend on the diligence companies perform in terms of submitting documents in a timely manner, in particular in the case of a minor shareholding in the company. This is particularly true for foreign shares, for which the effective exercising of voting rights can prove to be difficult.

DOCUMENT OBJECTIVES

                    The objective of this document is to describe the conditions under which the Sinopia Group (Sinopia Asset Management and Sinopia Socioto de Gestion) intend to exercise the voting rights attached to the securities held by the funds it manages pursuant to ARTICLE 314-100 OF THE GENERAL REGULATIONS OF THE AUTORITo DES MARCHoS FINANCIERS (FRENCH FINANCIAL MARKETS AUTHORITY).

Contents
1 Description of the Organisation In Place within the Asset Management
  Company .....................................................................3
2 Principles Used by Management to Exercise its Voting Rights .................3
          2.1 Types of Resolutions Submitted to Meetings for which Management
              will Exercise its Voting Rights                                  3
          2.2 Method for Exercising Voting Rights .............................4
          2.3 Calculating the Number of Voting Rights to be Exercised .........4
3 Retaining Voting Instructions or Abstentions ................................4
4 Preventing Conflicts of Interest ............................................4

1 DESCRIPTION OF THE ORGANISATION IN PLACE WITHIN THE ASSET MANAGEMENT COMPANY

The Sinopia Group exercises the voting rights attached to the securities held by the French funds (OPCVM) for which Natexis Banque Populaire provides custody services. This is based on:

1) The service provided by Natexis Banque Populaire (NBP) to inform the Sinopia Group of the timetable for exercising voting rights (NBP is responsible for the custody of securities held by the Sinopia Group's French funds).

2) RiskMetrics' expertise in terms of studying the analyses of companies' resolutions (RiskMetrics is a global leader in the provision of corporate governance services, particularly the administration of voting rights).

NBP informs Management at Sinopia (the Equity Investment and Guaranteed Product divisions) of the meeting dates for companies from the CAC 40 and the SBF 120, and for certain stocks listed on the former "NOUVEAU MARCHo" (up to 20 days prior to the meeting and in any case before the deadline by which Management must submit its voting instructions).

THE SERVICE'S SCOPE IS RESTRICTED TO FRENCH COMPANIES: NBP will not send out the meeting dates for foreign stocks.

2 PRINCIPLES USED BY MANAGEMENT TO EXERCISE ITS VOTING RIGHTS

The Sinopia Group exercises the voting rights attached to the securities held by the French funds (OPCVM) for which Natexis Banque Populaire provides custody services.

NBP informs Management of the meeting dates. Once informed, Management checks whether RiskMetrics' voting instructions are up-to-date. If RiskMetrics has not analysed the resolutions, Management will not vote. Management refers to RiskMetrics' recommendations when exercising its voting rights, provided:

         - It can undertake the number of votes to be exercised during the day (if not, companies with the largest market capitalisations will be processed first);

         - At least five funds each hold one share relating to the meeting in question;

         - The share relating to the meeting in question represents a sizeable market capitalisation within the CAC 40.

The principles used to determine whether Management exercises its vote are therefore broadly linked to access to information, holding limits for shares and the companies' market capitalisations.

2.1 TYPES OF RESOLUTIONS SUBMITTED TO MEETINGS FOR WHICH MANAGEMENT WILL EXERCISE ITS VOTING RIGHTS

Management exercises its voting rights with respect to all types of resolutions.

2.2 METHOD FOR EXERCISING VOTING RIGHTS

Management will vote by post for all types of resolution submitted to the meetings.

2.3 CALCULATING THE NUMBER OF VOTING RIGHTS TO BE EXERCISED

Prior to sending the vote to the company for which the meeting is being held, Management will calculate the number of voting rights to be exercised per portfolio. In order to take into account the restriction governing the non-transferability of shares applicable to the majority of shares for which Management will exercise its voting rights, approximately 90% of the voting rights will be exercised per stock.

In certain very specific cases (such as the expected redemption of a fund's units, changes to the structure of a portfolio, changes to the weighting of one of the CAC 40 stocks) Management may reduce this 90% limit or refrain from exercising its votes for certain funds.

3 RETAINING VOTING INSTRUCTIONS OR ABSTENTIONS

Management will retain the reasons for its votes or abstentions and will record the votes issued and not issued in a database.

4 PREVENTING CONFLICTS OF INTEREST

Management employs a quantitative investment process. The general principles of this investment philosophy and the different stages of the investment process apply to all assets and therefore all stocks. The asset allocation decisions are based on Sinopia's models rather than the portfolio manager's expectations.

Accordingly, decisions regarding the exercise of voting rights are independent of the analysis of companies undertaken by Management. In addition, as Management refers to the advice and recommendations of RiskMetrics with regard to its voting decisions, it is unlikely to find itself in a conflict of interest situation.

                                   APPENDIX K

                    PIMCO PROXY VOTING POLICY AND PROCEDURES

May 2010

These proxy voting policies and procedures ("Policies and Procedures") are intended to foster PIMCO compliance with its fiduciary obligations and applicable law. These Policies and Procedures apply to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.(23)

PIMCO will vote proxies in accordance with these Policies and Procedures for each of its clients unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients results from its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets.

A.   General Statements of Policy

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to vote all client proxies that come to its attention. If it is consistent with PIMCO's contractual obligations to the client, however, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client's economic interests or the value of the portfolio holding is insignificant in relation to the client's account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio manager ("PM") to effect trades in the related security; or (3) the Legal and Compliance Department has determined that it is consistent with PIMCO's fiduciary obligations not to vote.

B.   Conflicts of Interest

     1.   Identification of Material Conflicts of Interest

          a) IN GENERAL. PIMCO has a fiduciary obligation to vote all client proxies in good faith and in the best interests of the client. Conflicts of interest, however, may, or may appear to, interfere with PIMCO's ability to vote proxies in accordance with this fiduciary standard. Actual or potential conflicts of interest when PIMCO votes client proxies could arise in many ways, such as
               (i) if PIMCO has a material business relationship with the issuer to which the proxy relates; (ii) if a PM responsible for voting proxies has a material personal or business relationship with the issuer; (iii) if PIMCO clients have divergent interests in the proxy vote; and (iv) if the PM voting a proxy becomes aware of a material business relationship between the issuer and a PIMCO affiliate before voting.

               PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving them as described in these Policies and Procedures.

          b) EQUITY SECURITIES.(24) PIMCO has retained an Industry Service Provider ("ISP") to provide recommendations on how to vote proxies with respect to Equity Securities. PIMCO will

-----------------
(23) Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.

(24) The term "equity securities" means common and preferred stock; it does not include debt securities convertible into equity securities.

               follow the recommendations of the ISP unless (i) the ISP is unable to vote a proxy (such as if the ISP has a disabling conflict of interest), or (ii) a PM decides to override the ISP's voting recommendation. In either such case as described below, the Legal and Compliance Department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists. Each PM has a duty to disclose to the Legal and Compliance Department, any potential actual or apparent material conflict of interest known to the PM relating to a proxy vote in relation to an equity security (whether the proxy will be voted by the ISP or PIMCO). If no material actual or apparent conflict of interest is identified by, or disclosed to, the Legal and Compliance Department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client.

               If an actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance Department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by a conflicts committee ("Conflicts Committee"); (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance Department. See Section B.2 below.

          c) ALL OTHER SECURITIES. Client proxies for all other securities (including fixed income securities) are reviewed by the Legal and Compliance Department to determine whether a material conflict of interest, or the appearance of one, exists. Each PM has a duty to disclose to the Legal and Compliance Department any potential, actual or apparent material conflict of interest known to the PM relating to a proxy vote in relation to a fixed income security.

               If no actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance Department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client. In certain cases, a proxy relating to a bank loan may contain material non-public information, in which case, pursuant to PIMCO's policies and procedures regarding the use of such information, the proxy may be voted by someone other than the applicable PM.

               If an actual or apparent material conflict is identified by, or disclosed to, the Legal and Compliance Department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by the Conflicts Committee; (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance Department. See Section B.2 below.

     2.   Resolution of Identified Conflicts of Interest

          a) EQUITY SECURITIES VOTED BY ISP. The ISP, an independent research and voting service, makes voting recommendations for proxies relating to equity securities in accordance with ISP's guidelines which have been adopted by PIMCO ("RM Guidelines"). PIMCO has determined to follow the RM Guidelines. By following the guidelines of an independent third party, PIMCO intends to eliminate any conflict of interest PIMCO may have with respect to proxies covered by the ISP.

          b)   ALL SECURITIES NOT COVERED BY THE ISP. The following applies to
               (i) votes and consents with respect to fixed income securities,
               (ii) proxies received in relation to equity securities for which the ISP is unable to provide recommendations on how to vote, and
               (iii) proxies for which, as described below, a PM determines to override the ISP's voting recommendation. In each case, such proxies will be reviewed by the Legal and Compliance Department and if a material conflict of interest (or the appearance of one) is identified by, or disclosed to, the Legal and Compliance Department, such conflict will be resolved either by: (i) applying the policies and procedures set forth herein; (ii) applying a protocol previously established by the Conflicts Committee; (iii) if no such protocol covers the conflict at hand, elevation to the Conflicts Committee for direct resolution by it; or (iv) applying such other procedure(s) approved by the Legal and Compliance Department. The Legal and Compliance Department will record the manner in which each such conflict is resolved (including, in the case of direct resolution by the Conflicts Committee, the procedure applied by the Conflicts Committee).

               1) Conflicting Client Interests. Where the conflict at issue has arisen because PIMCO clients have divergent interests, the applicable PM or another PM may vote the proxy as follows:

                    If the conflict exists between the accounts of one or more PMs on the one hand, and accounts of one or more different PMs on the other, each PM (if the conflict does not also exist among the PM's accounts) will vote on behalf of his or her accounts in such accounts' best interests.

                    If the conflict exists among the accounts of a PM, such PM shall notify the Legal and Compliance Department and the head of the PM's desk (or such PM's manager, if different). The desk head or manager of such PM will then designate another PM without a conflict to vote on behalf of those accounts.

               2) DIRECT RESOLUTION BY THE CONFLICTS COMMITTEE. When a conflict is brought to the Conflicts Committee for direct resolution, the Conflicts Committee will seek to mitigate the actual or apparent conflict in the best interest of clients by, for example:

                    permitting the applicable PM to vote after receiving the consent of the client after providing notice and disclosure of the conflict to that client; or

                    voting the proxy in accordance with the recommendation of, or delegating the vote to, an independent third-party service provider; or

                    having the client direct the vote (and, if deemed appropriate by the Conflicts Committee, suggesting that the client engage another party to assist the client in determining how the proxy should be voted).

               In considering the manner in which to mitigate a material conflict of interest, the Conflicts Committee may consider various factors, including:

                    The extent and nature of the actual or apparent conflict of interest;

                    If the client is a fund, whether it has an independent body (such as a board of directors) that is willing to give direction to PIMCO;

                    The nature of the relationship of the issuer with PIMCO (if any);

                    Whether there has been any attempt to directly or indirectly influence PIMCO's voting decision; and

                    Whether the direction of the proposed vote would appear to benefit PIMCO, a related party or another PIMCO client.

               3) THE CONFLICTS COMMITTEE PROTOCOL. To permit the more efficient resolution of conflicts of interest, the Conflicts Committee may establish a protocol (the

                    "Conflicts Committee Protocol") that directs the methods of resolution for specific types of conflicts, provided that such methods comply with Section B.2. Once a protocol has been established for a certain type of conflict, unless otherwise approved in writing by the Legal and Compliance Department, all conflicts of that type will be resolved pursuant to the protocol, subject to the Conflict Committee's ability to rescind or amend such protocol.

          c) INVESTMENTS BY CLIENTS IN AFFILIATED FUNDS. Conflicts of interest with respect to the voting of proxies may also arise when PIMCO-managed separate accounts, funds or other collective investment vehicles are shareholders of PIMCO-affiliated funds that are the subject of proxies. PIMCO will vote client proxies relating to a PIMCO-affiliated fund in accordance with the offering or other disclosure documents for the PIMCO-managed separate account, fund or other investment vehicle holding shares of the PIMCO- affiliated fund. Where such documents are silent on the issue, PIMCO will vote client proxies relating to a PIMCO-affiliated fund by "echoing" or "mirroring" the vote of the other shareholders in the underlying funds or by applying the conflicts resolution procedures set forth in Section B.2.

          d) INFORMATION BARRIERS. To reduce the occurrence of actual or apparent conflicts of interest, PIMCO and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any affiliate other than PIMCO-named affiliates.

C.   PROXY VOTING PROCESS

PIMCO's process for voting proxies with respect to equity and other securities is described below.

     1.   PROXY VOTING PROCESS: EQUITY SECURITIES

          a)   THE ROLE OF THE ISP.

               PIMCO has selected the ISP to assist it in researching and voting proxies. The ISP researches the financial implications of proxy proposals and assists institutional investors with casting votes in a manner intended to protect and enhance shareholder returns, consistent with the particular guidelines of the institutional investor. PIMCO utilizes the research and analytical services, operational implementation and recordkeeping and reporting services provided by the ISP with respect to proxies relating to equity securities.

               The ISP will provide a recommendation to PIMCO as to how to vote on each proposal based on its research of the individual facts and circumstances of each proposal and its application to the RM Guidelines. Except for newly established accounts that have not yet migrated to the ISP's systems, the ISP will cast votes as PIMCO's agent on behalf of clients in accordance with its recommendations unless instructed otherwise by PIMCO. PIMCO permits the ISP to vote in accordance with its recommendation, subject to any override of such recommendation by the PM. For accounts not yet migrated to the ISP's system, PIMCO Operations will manually cast votes in accordance with the ISP's recommendations, subject to any override of such recommendations by the PM.

     b)   OVERRIDES OF ISP'S RECOMMENDATIONS.

          1) PORTFOLIO MANAGER REVIEW. Each PM is responsible for reviewing proxies relating to equity securities and determining whether to accept or reject the recommendation of the ISP, in accordance with the best interests of the client. If a PM determines that overriding the recommendation of the ISP would be in the best interests of the client based on all the facts and circumstances, the PM, with the assistance of the Operations Group, as appropriate, must prepare or arrange for the preparation of a report (the "Override Report") containing the information set forth below and any other information the PM and the Legal and Compliance Department deem relevant:

                    Name and ticker symbol of issuer;

                    Percentage of the outstanding shares of the issuer held;

                    The name(s) of the fund(s) or account(s) holding the securities;

                    A summary of the proposal;

                    The date of the shareholder meeting and the response deadline;

                    Whether the proposal is being made by management or a shareholder;

                    Management's recommendation with respect to the proposal;

                    The ISP recommendation with respect to the proposal;

                    The reasoning behind the PM's decision to recommend the override;

                    Whether the PM is aware of any actual or apparent conflict of interest with respect to the issuer or proponent of the proposal (see Section B above). The PM should explain any such actual or apparent conflicts; and

                    Whether the PM has been contacted by an outside party regarding the vote.

          2) COMPLIANCE REVIEW. The Legal and Compliance Department will review the Override Report to determine whether an actual or apparent conflict of interest exists with respect to the vote. If the Legal and Compliance Department determines that no such conflict of interest exists, the PM's recommendation will be implemented. If the Legal and Compliance Department determines that such a conflict of interest exists, the conflict will be resolved in accordance with the policies described above in Section B.2 of these Policies and Procedures. In no event will PIMCO abstain from a vote solely to avoid a conflict of interest.

          3) OVERRIDE. If the result of this process is a decision to vote differently than proposed by the ISP, the PM, with the assistance of the Operations Group will inform the ISP of the voting decision for implementation by the ISP.


     c)   WHEN THE ISP DOES NOT PROVIDE A RECOMMENDATION.

          In certain circumstances, the ISP, as a result of technical or other difficulties, may be unable to provide a recommendation with respect to a client proxy. Where the ISP is unable to provide a recommendation for an equity security proxy, PIMCO shall vote such proxy in accordance with Section C.2.

2. Proxy Voting Process: All Other Securities (including equity securities not voted by the ISP)

     The ISP covers the majority of equity securities. In certain circumstances, such as when an equity security issuer does not have a contractual relationship with the ISP, an equity proxy will not be covered by the ISP. Equity proxies not covered by the ISP and proxies in respect of securities other than equity securities (collectively "OS Proxies") may be received by PIMCO Operations, the PM or by State Street Investment

     Management Solutions ("IMS West"). Upon receipt of any proxy voting ballots, all OS Proxies should be forwarded to PIMCO Operations, which coordinates with the Legal and Compliance Department, and the PM(s) as appropriate, to vote such OS Proxies manually in accordance with the procedures set forth below.

     a) IDENTIFY AND SEEK TO RESOLVE ANY MATERIAL CONFLICTS OF INTEREST. As described in Section B. 1, PIMCO's Legal and Compliance Department will review each OS Proxy to determine whether PIMCO may have an actual or apparent material conflict of interest in voting. If no such conflict is identified, the Legal and Compliance Department will forward each OS Proxy to PIMCO's Middle Office Group, which will coordinate consideration of such proxy by the appropriate PM(s). However, if such a conflict is identified, the Legal and Compliance Department will, in accordance with Section B.2 above, resolve such conflict pursuant to a Conflicts Committee Protocol or, if no such protocol is applicable to the conflict at issue, elevate such conflict to the Conflicts Committee for direct resolution.

     b) VOTE. (i) Where no material conflict of interest was identified, the PM will review the proxy information, vote the OS Proxy in accordance with these policies and procedures and return the voted OS Proxy to PIMCO Operations; (ii) Where a material conflict of interest was identified, the OS Proxy will be voted in accordance with the conflict resolution procedures in Section B.2 and the voted OS Proxy will be returned to PIMCO Operations.

     c) REVIEW. PIMCO Operations will review for proper completion each OS Proxy that was submitted to it. PIMCO Operations will forward the voted OS Proxy to the ballot collection agency with the decision as to how it should be voted.

     d) TRANSMITTAL TO THIRD PARTIES. PIMCO Operations will document the decision for each OS Proxy received in a format designated by the ballot collection agency or other third party service provider. PIMCO Operations will maintain a log of all OS Proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

     e) RECORDKEEPING. PIMCO Operations will forward the ballot and log to IMS West which will be incorporated into the Corporate Action Event Report (CAER).

3.   Abstentions

If it is consistent with PIMCO's contractual obligations to the client, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client's economic interests or the value of the portfolio holding is insignificant in relation to the client's account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the PM's ability to effect trades in the related security; or
(3) the Legal and Compliance Department has determined that it is consistent with PIMCO's fiduciary obligations not to vote.

4.   Proxies Relating to Securities on Loan

Where a security is on loan, PIMCO may, but is not required to, request that the loaned securities be recalled and that the security be blocked from lending prior to the meeting record date in order to vote the proxy. In determining whether to recall a loaned security, the relevant PM(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security on loan. The recall decision should be made in the best interests of the client based on a consideration of various factors, which may include the following: (1) whether the matter to be voted on may significantly affect the value of the security; (2) the relative cost and/or administrative inconvenience of recalling the security; (3) the significance of the holding; and (4) whether the security is considered a long-term holding.

D. U.S. Reporting and Disclosure Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law (including with respect to the filing of any Form N-PX) or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and
Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

For each investment company that PIMCO sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 for each registered investment company is properly reported on Form N-PX which is filed with the SEC no later than August 31 of each year. PIMCO will also ensure that each such fund states in its Statement of Additional Information ("SAI") and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelvemonth period ending June 30, is available through the fund's website and on the SEC's website, as required by Form N-1A. PIMCO's Fund Administration Group is responsible for ensuring that this information is posted on each fund's website in accordance with the foregoing disclosure. PIMCO will ensure that proper disclosure is made in each fund's SAI describing the policies and procedures used to determine how to vote proxies relating to such fund's portfolio securities, also as required by Form N-1 A.

E.   PIMCO Record Keeping

PIMCO or its agent (e.g., IMS West or the ISP) maintains proxy voting records as required by applicable rules. The records maintained by PIMCO include: (1) a copy of all proxy voting policies and procedures; (2) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records; and (4) any documentation related to an identified material conflict of interest. Additionally, PIMCO or its agent (if the agent has undertaken to provide a copy to PIMCO upon request) maintains: (1) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied in the U.S. by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); and (2) a record of each vote cast by PIMCO on behalf of a client.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

F.   Review and Oversight

PIMCO's Legal and Compliance Department will provide for the supervision and periodic review, no less than on an annual basis, of PIMCO's proxy voting activities and the implementation of these Policies and Procedures. Such review process will include a review of PM overrides of the ISP's voting recommendations.

Effective Date: August 2003

Revised Dates:  May 2007
                May 2010

APPENDIX

The Industry Service Provider for Equity Securities proxy voting is RiskMetrics Group, Inc., One Chase Manhattan Plaza, 44th Floor, New York, NY 10005.

                                   APPENDIX L

                      PARAMETRIC PORTFOLIO ASSOCIATES LLC

INTRODUCTION

Proxy voting policies and procedures are required by Rule 206(4)-6 of the Investment Advisers Act of 1940. Parametric Portfolio Associates' Proxy Voting policy and Procedures are currently effective.

GENERAL POLICY

We recognize our responsibility to exercise voting authority over shares we hold as fiduciary. Proxies increasingly contain controversial issues involving shareholder rights, corporate governance and social concerns, among others, which deserve careful review and consideration. Exercising the proxy vote has economic value for our clients, and therefore, we consider it to be our fiduciary duty to preserve and protect the assets of our clients including proxy votes for their exclusive benefit.

It is our policy to vote proxies in a prudent and diligent manner after careful review of each company's proxy statement. We vote on an individual basis and base our voting decision exclusively on our reasonable judgment of what will serve the best financial interests of our clients, the beneficial owners of the security. Where economic impact is judged to be immaterial, we typically will vote in accordance with management's recommendations. In determining our vote, we will not and do not subordinate the economic interests of our clients to any other entity or interested party.

Our responsibility for proxy voting for the shareholders of a particular client account will be determined by the investment management agreement or other documentation. Upon establishing that we have such authority, we will instruct custodians to forward all proxy materials to us.

For those clients for whom we have undertaken to vote proxies, we will retain final authority and responsibility for such voting. In addition to voting proxies, we will

Provide clients with this proxy voting policy, which may be updated and supplemented from time to time;

Apply the policy consistently and keep records of votes for each client in order to verify the consistency of such voting;

Keep records of such proxy voting available for inspection by the client or governmental agencies -- to determine whether such votes were consistent with policy and demonstrate that all proxies were voted; and

Monitor such voting for any potential conflicts of interest and maintain systems to deal with these issues appropriately.

VOTING POLICY

We generally vote with management in the following cases:

"Normal" elections of directors

Approval of auditors/CPA

Directors' liability and indemnification

General updating/corrective amendments to charter

Elimination of cumulative voting

Elimination of preemptive rights

Capitalization changes which eliminate other classes of stock and voting rights
Changes in capitalization authorization for stock splits, stock dividends, and other specified needs
Stock purchase plans with an exercise price of not less than 85% fair market value
Stock option plans that are incentive based and are not excessive Reductions in supermajority vote requirements
Adoption of anti-greenmail provisions
We generally will not support management in the following initiatives:

Capitalization changes which add classes of stock which are blank check in nature or that dilute the voting interest of existing shareholders

Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

Amendments to by-laws which would require super-majority shareholder votes to pass or repeal certain provisions
Classified boards of directors
Re-incorporation into a state which has more stringent anti-takeover and related provisions

Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding

Excessive compensation or non-salary compensation related proposals

Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

Traditionally, shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under our fiduciary obligations, it is inappropriate to use client assets to carry out such social agendas or purposes. Therefore, shareholder proposals are examined closely for their effect on the best interest of shareholders (economic impact) and the interests of our clients, the beneficial owners of the securities.

When voting shareholder proposals, initiatives related to the following items are generally supported:

Auditors attendance at the annual meeting of shareholders

Election of the board on an annual basis

Equal access to proxy process

Submit shareholder rights plan poison pill to vote or redeem

Revise various anti-takeover related provisions

Reduction or elimination of super-majority vote requirements

Anti-greenmail provisions

We generally will not support shareholders in the following initiatives:

Requiring directors to own large amounts of stock before being eligible to be elected Restoring cumulative voting in the election of directors

Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders

Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts of restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principals.

PROXY COMMITTEE

The Proxy Committee is responsible for voting proxies in accordance with Parametric Portfolio Associates' Proxy Voting Policy. The committee maintains all necessary corporate meetings, executes voting authority for those meetings, and maintains records of all voting decisions.

The Proxy Committee consists of the following staff:

Proxy Administrator

Proxy Administrator Supervisor

Portfolio Management Representative

Chief Investment Officer

In the case of a conflict of interest between Parametric Portfolio Associates and its clients, the Proxy Committee will meet to discuss the appropriate action with regards to the existing voting policy or outsource the voting authority to an independent third party.

RECORDKEEPING

Proxy Voting records are maintained for 5 years. Records can be retrieved and accessed via our third party vendor.

In addition to maintaining voting records, Parametric Portfolio Associates maintains the following:

Current voting policy and procedures;

All written client requests as they relate to proxy voting; and,

Any material research documentation related to proxy voting.

TO OBTAIN PROXY VOTING INFORMATION

Clients have the right to access any voting actions that were taken on their behalf. Upon request, this information will be provided free of charge.

Toll-free phone number: 1-800-211-6707

E-mail address: proxyinfo@paraport.com

Due to confidentiality, voting records will not be provided to any third party unless authorized by the client.

                                   APPENDIX M

                         PRINCIPAL GLOBAL INVESTORS LLC

                              PROXY VOTING POLICY

BACKGROUND

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser's proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

RISKS

In developing this policy and procedures, the Advisers considered numerous risks associated with their voting of client proxies. This analysis includes risks such as:

The Advisers do not maintain a written proxy voting policy as required by Rule 206(4)-6.
Proxies are not voted in Clients' best interests.
Proxies are not identified and voted in a timely manner.
Conflicts between the Advisers' interests and the Client are not identified; therefore, proxies are not voted appropriately.
The third-party proxy voting services utilized by the Advisers are not independent. Proxy voting records and Client requests to review proxy votes are not maintained.

The Advisers have established the following guidelines as an attempt to mitigate these risks.

POLICY

The Advisers believe that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services we provide to our advisory clients. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the Advisers' belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

In addition, as a fiduciary, the Advisers also monitor Clients' ability to participate in class action events through the regular portfolio management process. Accordingly, the Advisers have adopted the policies and procedures set out below, which are designed to ensure that the Advisers comply with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

PROXY VOTING PROCEDURES

The Advisers have implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.

The Compliance Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

RISKMETRICS GROUP

Based on the Advisers' investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Advisers have retained the services of RiskMetrics Group. RiskMetrics Group, is an independent company that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. Institutional Shareholder Services ("ISS") is a wholly owned subsidiary of RiskMetrics Group. The services provided to the Advisers include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.

The Advisers have elected to follow the RiskMetrics Standard Proxy Voting Guidelines (the "Guidelines"), which embody the positions and factors that the Advisers' Portfolio Management Teams ("PM Teams") generally consider important in casting proxy votes.(25) The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, RiskMetrics prepares a written analysis and recommendation (a "RiskMetrics Recommendation") that reflects RiskMetrics's application of the Guidelines to the particular proxy issues. RiskMetrics Proxy Voting Guidelines Summaries are accessible to all PM Teams on the RiskMetrics system. They are also available from the Proxy Voting Coordinator, who has been assigned by the Operations Department to manage the proxy voting process.

VOTING AGAINST RISKMETRICS RECOMMENDATIONS

On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the RiskMetrics Recommendation will reflect RiskMetrics's own evaluation of the factors. As mentioned above, the PM Teams have access to the RiskMetrics Recommendations and may determine that it is in the best interest of Clients to vote differently.

In the event that judgment differs from that of RiskMetrics, the Advisers will memorialize the reasons supporting that judgment and retain a copy of those records for the Advisers' files. In such cases, our procedures require:

     1    The requesting PM Team to set forth the reasons for their decision;

     2    The approval of the lead Portfolio Manager for the requesting PM
          Team;

     3 Notification to the Proxy Voting Coordinator and other appropriate personnel (including other PGI/PrinREI Portfolio Managers who may own the particular security);

     4. A determination that the decision is not influenced by any conflict of interest; and

     5.   The creation of a written record reflecting the process (See Appendix
          XXIX).

Additionally, the Compliance Department will periodically review the voting of proxies to ensure that all such votes -- particularly those diverging from the judgment of RiskMetrics -- were voted consistent with the Advisers' fiduciary duties.

CONFLICTS OF INTEREST

The Advisers have implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and RiskMetrics Recommendations. Proxy votes cast by the Advisers in accordance with the Guidelines and RiskMetrics Recommendations are generally not viewed as being the product of any conflicts of interest because the Advisers cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.

-----------------
(25) The Advisers have various Portfolio Manager Teams organized by asset classes and investment strategies.

Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an RiskMetrics Recommendation, as described above.
 In exceptional circumstances, the approval process may also include consultation with the Advisers' senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. The Advisers will maintain a record of the resolution of any proxy voting conflict of interest.

PROXY VOTING INSTRUCTIONS AND NEW ACCOUNTS

INSTITUTIONAL ACCOUNTS

As part of the new account opening process for discretionary institutional Clients, the Advisers' Client Services Department is responsible for sending a proxy letter to the Client's custodian. This letter instructs the custodian to send the Client's proxy materials to RiskMetrics for voting. The custodian must complete the letter and fax it to RiskMetrics, with a copy to the Advisers' Client Services Department and the Proxy Voting Coordinator. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to RiskMetrics.

The Client Services Department is responsible for maintaining this proxy instruction letter in the Client's file and for scanning it into the Advisers' OnBase system. These steps are part of the Advisers' Account Opening Process.

SMA -- WRAP ACCOUNTS

The Advisers' SMA Operations Department is responsible for servicing wrap accounts, which includes setting up the accounts for proxy voting with RiskMetrics. The SMA Operations Department is responsible for sending a letter to the Client's custodian, with instructions to send the Client's proxy materials to RiskMetrics for voting. The custodian must complete the letter and fax it to RiskMetrics, with a copy to the SMA Operations Department and the Proxy Voting Coordinator. The SMA Operations Department will coordinate with Citi (wrap program administrator), the respective wrap program sponsor, and the Compliance Department in ensuring that proxies are voted in accordance with Clients' instructions.

FIXED INCOME AND PRIVATE INVESTMENTS

Voting decisions with respect to Client investments in fixed income securities and the securities of privately-held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

CLIENT DIRECTION

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Upon request, the Advisers can accommodate individual Clients that have developed their own guidelines with RiskMetrics or another proxy service. Clients may also discuss with the Advisers the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through the Advisers' Proxy Voting Coordinator.

SECURITIES LENDING

At times, neither the Advisers nor RiskMetrics will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client's position and that position is lent out, the Advisers will make reasonable efforts to inform the Client that neither the Advisers nor RiskMetrics is able to vote the proxy until the lent security is recalled.

ABSTAINING FROM VOTING CERTAIN PROXIES

The Advisers shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client's best interest, such as when the Advisers' analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

          -    Restrictions for share blocking countries;(26)

          - Casting a vote on a foreign security may require that the adviser engage a translator;

          -    Restrictions on foreigners' ability to exercise votes;

          -    Requirements to vote proxies in person;

          - Requirements to provide local agents with power of attorney to facilitate the voting instructions;

          -    Untimely notice of shareholder meeting;

          - Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

PROXY SOLICITATION

Employees must promptly inform the Advisers' Proxy Voting Coordinator of the receipt of any solicitation from any person related to Clients' proxies. As a matter of practice, the Advisers will not reveal or disclose to any third party how the Advisers may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder's meeting. However, the Proxy Voting Coordinator may disclose that it is the Advisers' general policy to follow the RiskMetrics Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

HANDLING OF INFORMATION REQUESTS REGARDING PROXIES

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Thomson Financial, Richard Davies, DF King, Georgeson Shareholder) may contact the Advisers to ask questions regarding total holdings of a particular stock across advisory Clients, or how the Advisers intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with intenotions to influence the Advisers' votes (i.e., to vote against RiskMetrics).

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Advisers' Proxy Voting Coordinator. The Proxy Voting Coordinator will take steps to verify the identity of the caller and his/her firm prior to exchanging any information.
In addition, the Proxy Voting Coordinator may consult with the appropriate Portfolio Manager(s) and/or the CCO or CCO NA with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies
Act).

EXTERNAL MANAGERS

Where Client assets are placed with managers outside of the Advisers, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. The Advisers may, however, retain such responsibilities where deemed appropriate.

PROXY VOTING ERRORS

In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Advisers' Proxy Voting Coordinator. The Proxy Voting Coordinator will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Coordinator, with

-----------------
(26) In certain markets where share blocking occurs, shares must be "frozen" for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

the assistance of the CCO or CCO NA, will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with RiskMetrics, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, the Advisers may opt to refrain from notifying non-material de minimis errors to Clients.

RECORDKEEPING

The Advisers must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Compliance Department, in coordination with RiskMetrics, is responsible for the following procedures and for ensuring that the required documentation is retained.

CLIENT REQUEST TO REVIEW PROXY VOTES:

Any request, whether written (including e-mail) or oral, received by any Employee of the Advisers, must be promptly reported to the Proxy Voting Coordinator. All written requests must be retained in the Client's permanent file.

The Proxy Voting Coordinator will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client's request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

The Proxy Voting Coordinator will furnish the information requested to the Client within a reasonable time period (generally within 10 business days). The Advisers will maintain a copy of the written record provided in response to Client's written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client's written request, if applicable and maintained in the permanent file.

Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES:

Upon inadvertent receipt of a proxy, the Advisers will generally forward to RiskMetrics for voting, unless the client has instructed otherwise.

     NOTE: The Advisers are permitted to rely on proxy statements filed on the SEC's EDGAR system instead of keeping their own copies.

PROXY VOTING RECORDS:

The Advisers' proxy voting record is maintained by RiskMetrics. The Advisers' Proxy Voting Coordinator, with the assistance of the Client Services and SMA Operations Departments, will periodically ensure that RiskMetrics has complete, accurate, and current records of Clients who have instructed the Advisers to vote proxies on their behalf.

The Advisers will maintain documentation to support the decision to vote against the RiskMetrics recommendation.

The Advisers will maintain documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company's management discussions, etc. that were material in the basis for the decision.

PROCEDURES FOR CLASS ACTIONS

In general, it is the Advisers' policy not to file class action claims on behalf of Clients. The Advisers specifically will not act on behalf of former Clients who may have owned the affected security but subsequently terminated their relationship with the Advisers. The Advisers will only file class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract. The process of filing class action claims is carried out by the Investment Accounting Department. In the event the Advisers opt out of a class action settlement, the Advisers will maintain documentation of any cost/benefit analysis to support that decision. This policy is disclosed to clients on Schedule F of Form ADV Part II.

The Advisers are mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action claim process. Where actual, potential or apparent conflicts are identified regarding any material matter, the Advisers will manage the conflict by seeking instruction from the Law Department and/or outside counsel. It is the Advisers' general policy not to act as lead plaintiff in class actions.

DISCLOSURE

The Advisers will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.

RESPONSIBILITY

Various individuals and departments are responsible for carrying out the Advisers' proxy voting and class action practices, as mentioned throughout these policies and procedures. The Compliance Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader. In general, the Advisers' CCO or CCO NA (or their designee) will oversee the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures.

                                 WT MUTUAL FUND

                                     PART C

                               OTHER INFORMATION


ITEM 28.  EXHIBITS.

(a)(i)(a) Amended and Restated Agreement and Declaration of Trust of WT Mutual Fund (the "Trust")
          filed as exhibit 23(a)(i) to Post-Effective Amendment No. 47 to the Registrant's Registration
          Statement on Form N-1A filed with the Securities and Exchange Commission ("SEC") on August
          28, 2009 ("PEA No. 47") and incorporated herein by reference.
(a)(i)(b) Amended Schedule A to Amended and Restated Agreement and Declaration of Trust of the Trust
          is filed herewith.
(a)(ii)   Certificate of Trust dated June 1, 1994 filed as exhibit 23(a)(ii) to the Registrant's Registration
          Statement on Form N-1A filed with the SEC on July 25, 1994 and incorporated herein by reference.
(a)(iii)  Certificate of Amendment to Certificate of Trust dated October 7, 1994 filed as exhibit 23(a)(iii)
          to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed with the SEC on November 29, 1994 and incorporated herein by reference.
(a)(iv)   Certificate of Amendment to Certificate of Trust dated October 20, 1998 filed as exhibit 23(a)(iv)
          to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A
          filed with the SEC on August 12, 1999 ("PEA No. 8") and incorporated herein by reference.
(b)       Amended and Restated By-Laws dated March 9, 2006 filed as exhibit 23(b) to Post-Effective
          Amendment No. 45 to the Registrant's Registration Statement on Form N-1A filed with the SEC on August 29, 2008 ("PEA No. 45") and incorporated herein by reference.
(c)       See Articles III, VII, and VIII of Registrant's Amended and Restated Agreement and Declaration
          of Trust filed as exhibit 23(a)(i) to PEA No. 47 and incorporated herein by reference.
(d)(i)    Advisory Agreement between the Registrant, on behalf of the Wilmington Prime Money Market
          Fund, Wilmington Tax-Exempt Money Market Fund, Wilmington U.S. Government Money
          Market Fund, Wilmington Broad Market Bond Fund, Wilmington Municipal Bond Fund,
          Wilmington Short/ Intermediate-Term Bond Fund, Wilmington Multi-Manager International
          Fund, Wilmington Multi-Manager Real Asset Fund, Wilmington Large-Cap Strategy Fund,
          Wilmington Small-Cap Strategy Fund, Wilmington Aggressive Asset Allocation Fund and
          Wilmington Conservative Asset Allocation Fund, and Rodney Square Management Corporation
          ("RSMC") dated May 16, 2011 is filed herewith.
(d)(ii)   Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager
          International Fund, RSMC and Goldman Sachs Asset Management, L.P. ("GSAM") dated July 1,
          2005 filed as exhibit 23(d)(iv) to Post-Effective Amendment No. 31 to the Registrant's
          Registration Statement on Form N-1A filed with the SEC on July 1, 2005 ("PEA No. 31") and incorporated herein by reference.
(d)(iii)  Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager
          International Fund, RSMC and Artio Global Management, LLC ("Artio") dated December 3, 2009 filed as exhibit 28(d)(iii) to Post-Effective Amendment No. 49 to the Registrant's Registration
          Statement on Form N-1A filed with the SEC on August 30, 2010 ("PEA No. 49") and incorporated herein by reference.


(d)(iv)    Sub-Advisory Agreement among the Registrant, on behalf of the Wilmington Prime Money
           Market Fund, Wilmington Tax-Exempt Money Market Fund, Wilmington U.S. Government
           Money Market Fund, Wilmington Broad Market Bond Fund, Wilmington Municipal Bond Fund,
           Wilmington Short/ Intermediate-Term Bond Fund, Wilmington Multi-Manager International
           Fund, Wilmington Multi-Manager Real Asset Fund, Wilmington Large-Cap Strategy Fund,
           Wilmington Small-Cap Strategy Fund, Wilmington Aggressive Asset Allocation Fund and
           Wilmington Conservative Asset Allocation Fund, RSMC and Wilmington Trust Investment
           Management, LLC ("WTIM") dated May 16, 2011 is filed herewith.
(d)(v)     Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager
           International Fund, RSMC and Acadian Asset Management LLC ("Acadian") filed as exhibit
           23(d)(xx) to Post-Effective Amendment No. 37 to the Registrant's Registration Statement on
           Form N-1A filed with the SEC on June 16, 2006 ("PEA No. 37") and incorporated herein by reference.
(d)(vi)(a) Expense Limitation Agreement between the Trust and RSMC dated November 1, 2007 filed as exhibit 23(d)(ix)(a) to PEA No. 47 and incorporated herein by reference.
(d)(vi)(b) Amended and Restated Exhibit A to Expense Limitation Agreement between the Trust and RSMC is filed herewith.
(d)(vii)   Sub-Advisory Agreement among the Registrant, on behalf of the Wilmington Large-Cap Strategy
           Fund and Wilmington Small-Cap Strategy Fund, RSMC and WTIM, dated May 16, 2011 is filed herewith.
(d)(viii)  Sub-Advisory Agreement among the Registrant on behalf of the Wilmington Multi-Manager
           International Fund, RSMC and Dimensional Fund Advisors, LP ("Dimensional") dated June 1,
           2007 filed as exhibit 23(d)(xxv) to Post-Effective Amendment No. 43 to the Registrant's
           Registration Statement on Form N-1A filed with the SEC on August 29, 2007 ("PEA No. 43") and incorporated herein by reference.
(d)(ix)    Sub-Advisory Agreement among the Registrant on behalf of the Wilmington Multi-Manager
           International Fund, RSMC and Parametric Portfolio Associates LLC ("PPA") dated July 2, 2007 filed as exhibit 23(d)(xxvi) to PEA No. 43 and incorporated herein by reference.
(d)(x)     Sub-Advisory Agreement among the Registrant on behalf of the Wilmington Multi-Manager
           International Fund, RSMC and Principal Global Advisors LLC ("Principal") dated July 2, 2007, filed as exhibit 23(d)(xxvii) to PEA No. 43 and incorporated herein by reference.
(d)(xi)    Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Real
           Asset Fund, RSMC and CBRE Clarion Securities LLC (formerly ING Clarion Real Estate
           Securities, LLC) ("CBRE") dated July 1, 2011 is filed herewith.
(d)(xii)   Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Real
           Asset Fund, RSMC and EII Realty Securities, Inc. ("EII") dated April 23, 2008 filed as exhibit
           23(d)(xviii) to PEA No. 45 and incorporated herein by reference.
(d)(xiii)  Sub-Advisory Agreement among the Registrant, on behalf of the Wilmington Multi-Manager Real
           Asset Fund, RSMC and Pacific Investment Management Company LLC ("PIMCO") dated
           January 28, 2009 filed as exhibit 23(d)(xvi) to PEA No. 47 and incorporated herein by reference.
(d)(xiv)   Sub-Advisory Agreement among the Registrant, on behalf of the Wilmington Multi-Manager Real
           Asset Fund, RSMC and HSBC Global Asset Management (France) ("HSBC") (formerly, Sinopia
           Asset Management, S.A.) dated April 30, 2009 filed as exhibit 23(d)(xvii) to PEA No. 47 and incorporated herein by reference.


                                             C-2


(e)(i)(a)  Distribution Agreement between the Registrant and Professional Funds Distributor, LLC filed as exhibit 23(e)(i) to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on
           Form N-1A filed with the SEC on July 16, 2004 ("PEA No. 25") and incorporated herein by reference.
(e)(i)(b)  Amended Exhibit A to Distribution Agreement between the Registrant and Professional Funds
           Distributor, LLC filed as exhibit 28(e)(i)(b) to PEA No. 49 and incorporated herein by reference.
(e)(ii)    Form of Broker-Dealer Agreement filed as exhibit 23(e)(ii) to PEA No. 25 and incorporated herein by reference.
(f)        Deferred Compensation Plan for Independent Trustees filed as exhibit 23(f)to Post-Effective Amendment
           No. 18 to the Registrant's Registration Statement on Form N-1A filed with the SEC on August 26, 2002 and incorporated herein by reference.
(g)(i)     Custody Agreement between the Registrant and Wilmington Trust Company ("Wilmington
           Trust") filed as exhibit 23(g)(i) to Post-Effective Amendment No. 23 to the Registrant's
           Registration Statement on Form N-1A filed with the SEC on October 29, 2003 ("PEA No. 23")
           and incorporated herein by reference.
(g)(ii)(a) Foreign Custodian Services Agreement between the Trust and BNY Mellon Investment Servicing
           Trust Company (formerly, PFPC Trust Company) filed as exhibit 23(g)(ii) to PEA No. 23 and incorporated herein by reference.
(g)(ii)(b) Consent to Assignment of the Foreign Custodian Services Agreement is filed herewith.
(g)(iii)   Foreign Custody Manager Delegation Agreement is filed herewith.
(g)(iv)(a) Sub-Custodian Services Agreement among the Registrant, Wilmington Trust and BNY Mellon
           Investment Servicing Trust Company (formerly, PFPC Trust Company) filed as exhibit 23(g)(iii)
           to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A
           filed with the SEC on October 30, 2001 ("PEA No. 15") and incorporated herein by reference.
(g)(iv)(b) Amendment to Sub-Custodian Services Agreement filed as exhibit 23(g)(iv) to PEA No. 47 and incorporated herein by reference.
(g)(iv)(c) Consent to Assignment of the Sub-Custodian Services Agreement is filed herewith.
(h)(i)(a)  Transfer Agency Agreement between the Registrant and BNY Mellon Investment Servicing (U.S.)
           Inc. ("BNY Mellon") (formerly, PNC Global Investment Servicing (U.S). Inc.) filed as exhibit
           23(h)(i) to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form
           N-1A filed with the SEC on October 31, 2000 ("PEA No. 12") and incorporated herein by reference.
(h)(i)(b)  Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon filed as exhibit 23(h)(i)(c) to Post-Effective Amendment No. 19 to the Registrant's Registration Statement
           on Form N-1A filed with the SEC on October 25, 2002 ("PEA No. 19") and incorporated herein by reference.
(h)(i)(c)  Amended Exhibit A to Transfer Agency Agreement with BNY Mellon filed as exhibit 28(h)(i)(c)
           to PEA No. 49 and incorporated herein by reference.
(h)(i)(d)  Amendment to Transfer Agency Services Agreement filed as exhibit 23(h)(i)(d) to PEA No. 47 and incorporated herein by reference.


                                             C-3

(h)(ii)(a) Administration Agreement dated May 1, 2006 between the Registrant and RSMC filed as exhibit
           23(h)(ii) to PEA No. 37 and incorporated herein by reference.
(h)(ii)(b) Amended Exhibit A to Administration Agreement filed as exhibit 28(h)(ii)(b) to PEA No. 49 and incorporated herein by reference.
(h)(iii)   Shareholder Service Plan for Service Shares of the Wilmington Prime Money Market Fund and
           Wilmington U.S. Government Money Market Fund and Class W Shares of Wilmington Prime
           Money Market Fund, Wilmington U.S. Government Money Market Fund and Wilmington Tax-
           Exempt Money Market Fund filed as exhibit 23(h)(v) to PEA No. 37 and incorporated herein by reference.
(h)(iv)(a) Sub-Administration and Accounting Services Agreement dated May 1, 2006 among the Trust
           RSMC and BNY Mellon filed as exhibit 23(h)(vi) to PEA No. 37 and incorporated herein by reference.
(h)(iv)(b) Amended Exhibit A to Sub-Administration and Accounting Services Agreement filed as exhibit
           28(h)(iv)(b) to PEA No. 49 and incorporated herein by reference.
(h)(iv)(c) Amendment to Sub-Administration and Accounting Services Agreement filed as exhibit
           23(h)(iv)(c) to PEA No. 47 and incorporated herein by reference.
(h)(v)     Compliance Services Agreement dated May 1, 2006 between the Registrant and RSMC, filed as exhibit 23(h)(vii) to PEA No. 37 and incorporated herein by reference.
(i)        Not applicable.
(j)        Consent of auditor is filed herewith.
(k)        Not applicable.
(l)        None.
(m)        Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 is filed herewith.
(n)        Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 is filed herewith.
(o)        [RESERVED]
(p)(i)     Code of Ethics of the Registrant is filed herewith.
(p)(ii)    Code of Ethics of GSAM filed as exhibit 23(p)(ii) to PEA No. 47 and incorporated herein by reference.
(p)(iii)   Code of Ethics of Artio filed as exhibit 23(p)(v) to Post-Effective Amendment No. 41 to the
           Registrant's Registration Statement on Form N-1A filed with the SEC on October 27, 2006 ("PEA
           No. 41") and incorporated herein by reference.
(p)(iv)    Code of Ethics of PPA filed as exhibit 28(p)(iv) to Post-Effective Amendment No. 50 to the
           Registrant's Registration Statement on Form N-1A filed with the SEC on October 28, 2010 ("PEA
           No. 50") and incorporated herein by reference.
(p)(v)(a)  Code of Ethics of RSMC is filed herewith.


                                             C-4


(p)(v)(b) Code of Ethics of RSMC fixed income division is filed herewith.
(p)(vi)   Code of Ethics of WTIM is filed herewith.
(p)(vii)  Code of Ethics of Acadian filed as exhibit 28(p)(vii) to PEA No. 50 and incorporated herein by reference.
(p)(viii) Code of Ethics of Dimensional is filed herewith.
(p)(ix)   Code of Ethics of Principal filed as exhibit 28(p)(ix) to PEA No. 50 and incorporated herein by reference.
(p)(x)    Code of Ethics of CBRE is filed herewith.
(p)(xi)   Code of Ethics of EII is filed herewith.
(p)(xii)  Code of Ethics of PIMCO filed as exhibit 23(p)(xv) to PEA No. 47 and incorporated herein by reference.
(p)(xiii) Code of Ethics of HSBC filed as exhibit 28(p)(xiii) to PEA No. 49 and incorporated herein by reference.
(q)       Powers of Attorney for Robert H. Arnold, Eric Brucker, Robert J. Christian and Nicholas A. Giordano
          filed as exhibit 28(q) to PEA No. 49 and incorporated herein by reference.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

None.

ITEM 30. INDEMNIFICATION.

The Trust's Amended and Restated Agreement and Declaration of Trust (the "Agreement") and Amended and Restated By-laws provide, among other things, that the trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent employee, investment adviser or distributor of the Trust, nor shall any trustee be responsible for the act or omission of any other trustee, and the Trust out of its assets may indemnify and hold harmless each trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses and damages whatsoever arising out of or related to such trustee's performance of his or her duties as a trustee or officer of the Trust; provided that the trustees and officers of the Trust shall not be entitled to an indemnification or held harmless if such liabilities were a result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. (See Article IX of the Agreement incorporated by reference as Exhibit 28(a)(i)(a) and Article IX of the Trust's By-laws incorporated by reference as
Exhibit 28(b)).

The investment advisory agreement with the Trust and RSMC provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the agreement, the adviser shall not be subject to liability to the Trust, any series of the Trust or any of its shareholders for any act or omission in the course of, or connected with, rendering services under such agreement or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Trust. Any liability of an adviser to any series of the Trust shall not automatically impart liability on the part of such adviser to any other series of the Trust. No series of the Trust shall be liable for the obligations of any other series of the Trust.

The sub-advisory agreements with GSAM, Artio, PPA, WTIM, Acadian, Dimensional, CBRE, EII, Principal, PIMCO and HSBC provide that the sub-adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by its respective sub-advisory agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust or RSMC, provided, however, that such acts or omissions shall not have resulted from the sub-adviser's willful misfeasance, bad faith, gross negligence or a reckless disregard of duty under its sub-advisory agreement.

Indemnification of Professional Funds Distributor, LLC (the "Distributor"), the Trust's principal underwriter against certain losses is provided for in Section 10 of the Underwriting Agreement with the Distributor incorporated by reference as Exhibit 28(e)(i)(a) hereto. In Section 10 of the Underwriting Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense, arising by reason of any person acquiring any Shares, based upon the ground that the registration statement, prospectus, Shareholder reports or other information filed or made public by the Trust included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statements or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor.

Indemnification of BNY Mellon Investment Servicing (U.S.) Inc ("BNY Mellon"), (formerly, PNC Global Investment Servicing (U.S.) Inc.) in its capacity as sub-administrator and accounting agent against certain losses is provided for in Section 12 of the Sub-Administration and Accounting Services Agreement with BNY Mellon incorporated by reference as Exhibit 28(h)(iv)(a) hereto. The Trust, on behalf of each series of the Trust, agrees to indemnify and hold harmless BNY Mellon, its affiliates and its authorized agents from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the securities laws and any state or foreign securities and blue sky laws, and amendments thereto), and expenses, including (without limitation) attorneys' fees and disbursements arising directly or indirectly from any action or omission to act which BNY Mellon, its affiliates or its authorized agents take (i) at the request or on the direction of or in reliance on the advice of the Trust or (ii) upon oral instructions or written instructions. Neither BNY Mellon, nor any of its affiliates or agents, shall be indemnified against any liability (or any expenses incident to such liability) arising out of BNY

Mellon's or its affiliates' or its agents' own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under the Sub-Administration and Accounting Services Agreement.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

(i)      Rodney Square Management Corporation

         The directors and officers of RSMC are provided on RSMC's most recently filed Schedule A of Form ADV (IARD No. 105163; SEC File No. 801-22071), which is incorporated herein by reference. The only employment of a substantial nature of each of RSMC's directors and officers is with RSMC and its affiliated companies.

(ii)     Wilmington Trust Investment Management, LLC

         The directors and officers of WTIM are provided on WTIM's most recently filed Schedule A of Form ADV (IARD No. 19369; SEC File No. 801-41081), which is incorporated herein by reference. The only employment of a substantial nature of each of WTIM's members of its board of managers and officers is with WTIM and its affiliated companies.

(iii)    Goldman Sachs Asset Management, L.P.

         The executive officers of Goldman Sachs Asset Management, L.P. ("GSAM") are provided on GSAM's most recently filed Schedule A of Form ADV (IARD No. 107738; SEC File No. 801-37591), which is incorporated herein by reference. The only business and employment of a substantial nature of each of GSAM's executive officers is with GSAM and its affiliates.

(iv)     Artio Global Management LLC

         The directors and officers of Artio are provided on Artio's most recently filed Schedule A of Form ADV (IARD No. 106863; SEC File No. 801-18766), which is incorporated herein by reference. The only employment of a substantial nature of each of Artio's directors and officers is with Artio and its affiliated companies.

(v)      Parametric Portfolio Associates

PPA is a majority-owned subsidiary of Eaton Vance Corp. The directors and officers of PPA are set forth below.

          NAME                      POSITION WITH SUB-ADVISER                   OTHER AFFILIATIONS
         -----------------          ----------------------------------          ---------------------------
          Andrew Abramsky           Chief Operating Officer, Manager            None
          Brian Langstraat          Chief Executive Officer, Manager            None
                                    and Secretary
          David M. Stein            Chief Investment Officer                    None
          Aaron Singleton           Chief Financial Officer, Treasurer          None
          Joel Marcus               Chief Compliance Officer                    None
          Thomas Faust              Manager                                     Eaton Vance Corp., Chairman,
                                                                                CEO and President

(vi)     Acadian Asset Management LLC

         Acadian is an investment adviser registered with the SEC (IARD No. 106609; SEC File No. 801-28078). Acadian's principal business address is One Post Office Square, Boston, Massachusetts 02109. Acadian's Board of Managers is comprised of twelve individuals. Of these twelve individuals, seven are employed by Acadian and have no substantial business activities outside of their employment with Acadian. The remaining five members of the Board of Managers are employed with Acadian's parent company, Old

Mutual Asset Managers (US) LLC, and have substantial business activities outside their relationship with Acadian.

 NAME AND POSITION WITH       NAME OF OTHER COMPANY             CONNECTION WITH OTHER COMPANY
   INVESTMENT ADVISOR
------------------------- ------------------------------------ --------------------------------
Gary Bergstrom,           Acadian Asset Management
Chairman, Member of                                            Director, asset management
Board of Managers         (Singapore) Pte Ltd
------------------------- ------------------------------------ --------------------------------
John Chisholm, Executive
Vice President, CIO,      Acadian Asset Management (UK)        Director, asset management
Member of Board of        Ltd
Managers
------------------------- ------------------------------------ --------------------------------
Churchill Franklin,
Executive Vice President, Acadian Asset Management (UK)
Member of Board of        Ltd                                  Director, asset management
Managers
                          Acadian Asset Management             Director, asset management
                          (Australia) Ltd
                          Acadian Cayman Limited G.P.          Director, asset management
------------------------- ------------------------------------ --------------------------------
Ronald Frashure, Chief
Executive Officer,        Acadian Asset Management             Director, asset management
President, Member of      (Singapore) Pte Ltd
Board of Managers
                          Acadian Cayman Limited G.P.          Director, asset management
------------------------- ------------------------------------ --------------------------------
Mark Minichiello, Senior
Vice President, Chief
Financial Officer,        Acadian Asset Management (UK)        Director, asset management
Treasurer, Secretary,     Ltd
Member of Board of
Managers
------------------------- ------------------------------------ --------------------------------
Raymond Mui, Senior
Vice President, Member    Acadian Cayman Limited G.P.          Director, asset management
of Board of Managers
------------------------- ------------------------------------ --------------------------------
Ross Dowd, Senior Vice
President, Head of Client
Service, Member of        Acadian Asset Management (UK)        Director, asset management
Board of Managers         Ltd
                          Acadian Cayman Limited G.P.          Director, asset management
------------------------- ------------------------------------ --------------------------------
Linda Gibson, Member of   Director, Executive Vice President
Board of Managers         and Chief Operating Officer and
                          acting CEO - Old Mutual (US)
                          Holdings Inc. (a holding company);
                          Larch Lane Advisors, LLC (an
                          investment advisor);
                          2100 Xenon Group LLC (an             Affiliated Directorships
                          investment advisor);
                          Acadian Asset Management LLC
                          (an investment advisor);
                          300 North Capital, LLC (f/k/a
                          Provident Investment Counsel, Inc. )
                          (an investment advisor);
                          Barrow, Hanley, Mewhinney &
------------------------- ------------------------------------ --------------------------------


                                             C-9



------------------- --------------------------------- -----------------------------
                       Strauss, LLC (an investment
                       advisor);
                       Dwight Asset Management
                       Company LLC (an investment
                       advisor;
                       Investment Counselors of Maryland,
                       LLC (an investment advisor)
                       Lincluden Management Limited (an
                       investment advisor)
                       Old Mutual Asset Management
                       International , Ltd. (an investment
                       advisor)
                       Old Mutual Asset Managers (UK)
                       Ltd. (an investment advisor);
                       Copper Rock Capital Partners, LLC
                       (an investment advisor);
                       Old Mutual Capital, Inc. (an
                       investment advisor);
                       Ashfield Capital Partners, LLC (an
                       investment advisor);
                       Old Mutual Asset Management
                       Trust Company (a trust company)
                       Old Mutual Fund Managers Limited
                       (a fund manager)
---------------------- ------------------------------------ ------------------------
Matthew Berger, Member Chief Financial Officer, Senior Vice
of Board of Managers   President and Director Old Mutual
                       (US) Holdings Inc. (a holding
                       company);
                       Acadian Asset Management LLC         Affiliated Directorships
                       (investment advisor)
---------------------- ------------------------------------ ------------------------
Stephen Clarke, Member Senior Vice President, Relationship
of Board of Managers   Manager - Old Mutual (US)
                       Holdings Inc. (a holding company);
                       Acadian Asset Management LLC
                       (an investment advisor);
                       Lincluden Management Limited (an
                       investment advisor)                 Affiliated Directorships
                       300 North Capital, LLC (an
                       investment advisor)
                       Larch Lane Advisors LLC (an
                       investment advisor)
---------------------- ----------------------------------- ------------------------
James Mikolaichik,     Executive Vice President, Head of
Member of Board of     Strategy, Product and Corporate
Managers               Development - Old Mutual (US)
                       Holdings Inc. (a holding company);
                       Acadian Asset Management LLC
                       (an investment advisor);
                       2100 Xenon Group LLC (an
                       investment advisor)                 Affiliated Directorships
---------------------- ----------------------------------- ------------------------

                                             C-10



------------------- --------------------------------- -----------------------------
                    Old Mutual Capital, Inc. (an
                    investment advisor)
------------------- --------------------------------- -----------------------------
Matthew Appelstein, Executive Vice President, Head of
Member of Board of  Sales and Marketing - Old Mutual
Managers            (US) Holdings Inc. (a holding
                    company);
                    Acadian Asset Management LLC
                    (an investment advisor);
                    Old Mutual Investment Partners;
                    Old Mutual Global Funds, plc;     Affiliated Directorships
                    Old Mutual Absolute Return Funds;
                    Old Mutual Emerging Managers
                    Funds;
                    TS&W/Claymore Tax-Advantaged
                    Balanced Fund;
                    Old Mutual Capital Inc.

(vii)    Dimensional Fund Advisors LP

         The partners and officers of Dimensional are provided on Dimensional's most recently filed Form ADV (IARD No. 106482, SEC File No. 801-16283), which is incorporated herein by reference. The only business or employment of a substantial nature of each of Dimensional's partners and officers is with Dimensional and its affiliated companies.

(viii)   CBRE Clarion Securities LLC.

         The directors and officers of CBRE are provided on the firm's most recently filed Schedule A of Form ADV (IARD No. 106256; SEC File No. 801-49083), which is incorporated herein by reference. The only employment of a substantial nature of each of the firm's partners and officers is with CBRE.

(ix)     EII Realty Securities Inc.

         EII is a wholly owned subsidiary of European Investors Incorporated. The directors and officers of EII are provided on EII's most recently filed Schedule A of Form ADV (IARD No. 106687; SEC File No. 801-44099), which is incorporated herein by reference. The only employment of a substantial nature of each of EII's directors and officers is with EII.

(x)      Principal Global Investors, LLC

         The partners and officers of PGI are provided on PGI's most recently filed Form ADV (IARD No. 109002, SEC File No. 801-55959), which is incorporated herein by reference. The only business or employment of a substantial nature of each of PGI's partners and officers is with PGI and its affiliated companies.

(xi)     Pacific Investment Management Company LLC

         PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI"). The managing directors and executive officers of PIMCO are provided on PIMCO's most recently filed Form ADV (IARD No. 104559, SEC File No. 801-48187), which is incorporated herein by reference. The only business and employment of a substantial nature of each of PIMCO's managing directors and executive officers is with PIMCO and its affiliates.

(xii)    HSBC Global Asset Management (France)

         The directors and officers of HSBC are provided on the firm's most recently filed Schedule A of Form ADV (IARD No. 107249; SEC File No. 801-43341), which is incorporated herein by reference. The only employment of a substantial nature of each of the firm's partners and officers is with HSBC and its affiliated companies.


ITEM 32. PRINCIPAL UNDERWRITER.

(a) Professional Funds Distributor, LLC (the "Distributor") acts as principal underwriter for the following investment companies:

         PNC Funds

         PNC Advantage Fund
         EIP Growth & Income Fund
         The Roxbury Funds

         Professional Funds Distributor, LLC is registered with the Securities and Exchange Commission as a broker-dealer and is a member of Financial Industry Regulatory Authority ("FINRA"). Professional Funds Distributor, LLC is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

(b) The following is a list of the executive officers, directors, and partners of Professional Funds Distributor, LLC:

         NAME                       POSITION              POSITION WITH THE FUND
         -------------------        -----------------     ----------------------
         Philip H. Rinnander        President & Owner     None
         Barbara A. Rice            Vice President        None
         Jennifer DiValerio         Vice President        None

(c)     Not applicable.


ITEM 33. LOCATIONS OF ACCOUNTS AND RECORDS.

All accounts and records are maintained by the Trust, or on its behalf by RSMC, 1100 N. Market Street, Wilmington, DE 19890; WTIM, 3455 Peachtree Road, Suite 2000, Atlanta, GA 30326; and the Trust's sub-administrator, transfer agent, dividend-paying agent and accounting services agent, BNY Mellon Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, DE 19809.

ITEM 34. MANAGEMENT SERVICES.

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 35. UNDERTAKINGS.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Trust furnishes the following undertaking:

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington, and State of Delaware on the 28th day of October 2011.


                                                       WT MUTUAL FUND

                                                   By: /s/ John J. Kelley
                                                       -------------------------
                                                       John J. Kelley, President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 52 to the Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Robert H. Arnold*              Trustee                                               October 28, 2011
-------------------------
Robert H. Arnold

/s/ Eric Brucker*                  Trustee                                               October 28, 2011
-------------------------
Eric Brucker

/s/ Robert J. Christian*           Trustee                                               October 28, 2011
-------------------------
Robert J. Christian

/s/ Nicholas A. Giordano*          Chairman of the Board and Trustee                     October 28, 2011
-------------------------
Nicholas A. Giordano

/s/ John J. Kelley                 President and Chief Executive Officer                 October 28, 2011
-------------------------
John J. Kelley

/s/ John C. McDonnell              Vice President, Treasurer and Chief                   October 28, 2011
-------------------------          Financial Officer
John C. McDonnell

* By /s/ John J. Kelley
     --------------------
     John J. Kelley
     Attorney-in-Fact

                                                      EXHIBIT LIST

EXHIBIT NO.  DESCRIPTION

28(a)(i)(b)  Amended Schedule A to Amended and Restated Agreement and Declaration of Trust of the Trust.
28(d)(i)     Advisory Agreement between the Registrant, on behalf of the Wilmington Prime Money Market
             Fund, Wilmington Tax-Exempt Money Market Fund, Wilmington U.S. Government Money
             Market Fund, Wilmington Broad Market Bond Fund, Wilmington Municipal Bond Fund,
             Wilmington Short/ Intermediate-Term Bond Fund, Wilmington Multi-Manager International
             Fund, Wilmington Multi-Manager Real Asset Fund, Wilmington Large-Cap Strategy Fund,
             Wilmington Small-Cap Strategy Fund, Wilmington Aggressive Asset Allocation Fund and
             Wilmington Conservative Asset Allocation Fund, and RSMC dated May 16, 2011.
28(d)(iv)    Sub-Advisory Agreement among the Registrant, on behalf of the Wilmington Prime Money
             Market Fund, Wilmington Tax-Exempt Money Market Fund, Wilmington U.S. Government
             Money Market Fund, Wilmington Broad Market Bond Fund, Wilmington Municipal Bond Fund,
             Wilmington Short/ Intermediate-Term Bond Fund, Wilmington Multi-Manager International
             Fund, Wilmington Multi-Manager Real Asset Fund, Wilmington Large-Cap Strategy Fund,
             Wilmington Small-Cap Strategy Fund, Wilmington Aggressive Asset Allocation Fund and
             Wilmington Conservative Asset Allocation Fund, RSMC and WTIM dated May 16, 2011.
28(d)(vi)(b) Amended and Restated Exhibit A to Expense Limitation Agreement between the Trust and
             RSMC.
28(d)(vii)   Sub-Advisory Agreement among the Registrant, on behalf of the Wilmington Large-Cap Strategy
             Fund and Wilmington Small-Cap Strategy Fund, RSMC and WTIM, dated May 16, 2011.
28(d)(xi)    Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Real
             Asset Fund, RSMC and CBRE dated July 1, 2011.
28(g)(ii)(b) Consent to Assignment of the Foreign Custodian Services Agreement.
28(g)(iii)   Foreign Custody Manager Delegation Agreement.
28(g)(iv)(c) Consent to Assignment of the Sub-Custodian Services Agreement.
28(j)        Consent of auditor.
28(m)        Amended and Restated Plan of Distribution Pursuant to Rule 12b-1.
28(n)        Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3.
28(p)(i)     Code of Ethics of the Registrant.
28(p)(v)(a)  Code of Ethics of RSMC.
28(p)(v)(b)  Code of Ethics of RSMC fixed income division.
28(p)(vi)    Code of Ethics of WTIM.
28(p)(viii)  Code of Ethics of Dimensional.
28(p)(x)     Code of Ethics of CBRE.
28(p)(xi)    Code of Ethics of EII.
